UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21714

MML Series Investment Fund II

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082

(Address of principal executive offices) (Zip code)

Richard J. Byrne

100 Bright Meadow Blvd., Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code:(860) 562-1000

Date of fiscal year end: 12/31/2013

Date of reporting period: 12/31/2013

Item 1. Reports to Stockholders.

# MML Series Investment Fund II
## Annual Report

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

*This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.*

December 31, 2013

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Richard J. Byrne

“Whatever decisions you make with regard to your personal retirement plan, MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are.”

December 31, 2013

Stocks in 2013: Strong performance and record highs

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2013. Investors drove U.S. stocks to their strongest annual performance since 1995, navigating political battles over the federal budget and U.S. debt ceiling and finding optimism in general economic improvement here and abroad, stronger corporate earnings, and the continuation of the Federal Reserve’s Quantitative Easing stimulus program. Many of the most widely followed U.S. stock indexes reached new highs in 2013, but domestic bonds – other than high-yield bonds – struggled, turning negative for the first year since 1999. Foreign stocks of developed markets also rewarded investors, with Japanese stocks rising sharply. In a turnabout from the general trend, stocks from emerging markets struggled.

After a strong year for stocks like 2013, MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Remember, the financial markets go up and down – and it is nearly impossible to predict their future direction. But while you cannot control the direction of the markets, adhering to certain investment guidelines, such as the ones below, can help you throughout the retirement planning process.

Investment guidelines to keep in mind

Keep your eye on the future and stay current with your long-term plan

One of the most important aspects of retirement planning is identifying your long-term financial goals. While much will happen over the course of your career, keeping your eye on your long-term income needs is one of the best ways to help yourself reach your objectives.

Diversify your retirement investing strategy

One of the greatest advantages you have when you diversify your investment choices among different stock, bond, and short-term/money market investments is that these three distinct investment types tend to behave differently under various economic conditions. Diversifying your retirement strategy allows you to participate in the performance of different investments while helping manage your portfolio’s overall exposure to any one or two investment types.*

A financial professional can help you along the way

If you work with a financial professional, this may be an excellent time to consult him or her so that together, you can monitor and evaluate your personal retirement investment strategy. He or she can help you consider, for example, whether or not you should rebalance your portfolio in view of stocks’ sizable 2013 gains. (Rebalancing is a way to help you ensure that one or more strong-performing asset classes do not occupy a larger portion of your portfolio than you intended.) Your financial professional can also help you identify any other adjustments that you may need to make based on your evolving, long-term financial objectives.

Save as much as you can

In retirement planning, as in life itself, there are so many things you cannot control. But you can control how often and how much you save. Contributing regularly and as much as you can to your retirement strategy, and increasing those contributions as you are able, may play an important role in helping you to keep your investment goals on track, regardless of how the financial markets perform.*

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” Our customers matter most to us, and our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms. The calendar page turning from one year to the next can be a good time for you to assess your financial situation, focus on your strategy for the future, and meet with your financial professional, if you work with one. Whatever decisions you make with regard to your personal retirement plan, MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are. Thank you for putting your trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2013

Stock investors flourish amid central bank support

Investors drove many U.S. stock indexes to record highs in 2013 – and domestic bonds had a negative year for the first time since 1999 – in an environment that featured the continuation of the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”) and brought multiple political standoffs over fiscal legislation, a partial government shutdown, improvement in economic indicators in the U.S., and varying degrees of economic and market strength in Europe and the Far East.

The Fed continued its ongoing effort to foster an environment accommodative to economic growth. The central bank helped keep short-term interest rates at historically low levels by maintaining the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed’s QE purchases of mortgage-backed securities and longer-dated Treasuries totaled $85 billion per month, which helped support the prices of bonds by helping keep demand high for much of the year and contributed to the positive environment for stocks.

The Fed kept QE in full force for the entire year and spurred considerable disruption in both the stock and bond markets when Fed Chairman Bernanke appeared before Congress on May 22 and indicated that the central bank was considering some near-term “tapering” or reduction of its bond purchases. The Fed’s policy announcement on September 18 offered a positive surprise to markets by indicating there would be no imminent changes to QE, as most observers had anticipated the implementation of at least a token decrease in the Fed’s monthly purchases. A market-moving event occurred on December 18, when the Fed unveiled its decision to reduce the monthly bond purchases in QE from $85 billion to $75 billion starting in January 2014. Although improving economic conditions had put the possibility of tapering QE on the front burner once again, many observers expected the central bank to postpone the move, as it had in September. The Fed’s proposed cutback of $10 billion per month was near the low end of expectations for the initial reduction, which helped soften the blow. The Fed also reiterated that short-term rates would remain at current levels, saying the central bank won’t raise short-term rates until well past the time that the unemployment rate declines below 6.5%. The Fed’s December 18 statement indicated Fed officials expect short-term rates to be lower than 1% through the end of 2015, which brought some clarity to the Fed’s near-term plans, and investors drove up stocks in response.

Oil started 2013 at nearly $92 per barrel, dipped to less than $85 in April, crested above $110 in early September, and closed the year at about $98. Gas prices rose substantially in the first quarter of 2013, but declined throughout the fourth quarter of 2013, giving consumers some relief at the pumps at the end of the year. The average price moved in a range between approximately $3.55 and $3.75 per gallon for much of the second and third quarters before dropping to around $3.40 by the end of the year. Gold lost much of its luster with investors who sought the higher returns generated by equities and other investments in the positive market environment. The precious metal led off the year at around $1,657 per ounce, headed downward until early July, staged a summer rally that lost steam as the third quarter drew to a close, and finished the year lower at $1,205.

Market performance

Equity markets rewarded investors substantially in 2013, with U.S. stocks showcasing their best performance since 1995. The NASDAQ Composite® Index, the major technology stock benchmark, returned 40.12% for the year and was the leader among U.S. broad-market indexes. The Russell 2000® Index, representing small-capitalization stocks, finished the year near the top of the pile with a 38.82% increase. The S&P 500® Index of large-capitalization U.S. stocks posted a 32.39% advance, while the blue-chip Dow Jones Industrial AverageSM rose 29.65%. The Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (EAFE®) Index, a barometer for foreign stocks in developed markets, gained 22.78%, benefiting from the strong performance of Japanese stocks, which rose 57% and had their best performance in 40 years. Stocks from developing economies did not fare as well, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, lost 2.60% during 2013.

Bonds largely struggled during the 12 months, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, declining 2.02%. The yield of the 10-year U.S. Treasury note advanced (and its price declined) over the course of the year from 1.83% to 3.02%, taking a very choppy route to make the climb, as wary investors sold notes in reaction to signals from the Fed about the reduction of QE. The yield of the 10-year note is a key benchmark in determining mortgage rates, and its advance caused a slowdown in mortgage sales. Conversely, unrelenting low shorter-term interest rates continued to take their toll,

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

with shorter-term debt investments barely managing to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.37%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.05%. Fixed-income investors sought the higher returns offered by high-yield bonds, which helped the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, advance 7.44% for the year.*

First quarter 2013: stocks outperform bonds to start the year

Congressional votes to secure passage of a deal to avert the “fiscal cliff” were confirmed late on January 1, 2013. (The fiscal cliff was a large reduction of the federal budget deficit through significant tax increases and spending cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) In February, equity investors focused on the specter of sequestration – the automatic, across-the-board series of spending cuts to government agencies set to go into effect March 1, 2013. Ultimately, in March, Congress passed a stopgap spending bill to keep the federal government running through September 2013. Also in March, the Department of Labor reported that the U.S. unemployment rate fell to its lowest level since December 2008, and the Fed continued its commitment to keep the federal funds rate between 0% and 0.25% – announcing at the same time that it would maintain QE.

U.S. and foreign stocks rose in the first quarter of 2013, outperforming their fixed-income counterparts. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.)

Overseas, the Japanese Cabinet approved a ¥20 trillion (yen) ($224 billion) stimulus package in January 2013, which was expected to create 600,000 jobs and help repair tsunami-ravaged coastland. Evidence of a possible slowdown in China caused concern over the world’s second-largest economy, but Chinese lending reached a two-year high and aggregate financing increased substantially, which indicated improving conditions. In March, banks in Cyprus, experiencing hard times because of their investments in Greek sovereign debt, took a $10 billion bailout from the European Union and the International Monetary Fund to resolve the country’s banking crisis – although the deal restricted Cyprus’s financial industry and limited its status as an offshore tax haven.

Second quarter 2013: prospect of Fed tapering gives investors pause

While stock prices advanced during April and much of May, they gave up a significant portion of those gains following Ben Bernanke’s May 22 remarks to Congress about tapering QE. The Fed chairman stated that the central bank might begin tapering bond purchases in its QE program later in 2013 if warranted by U.S. economic data. Despite the jitters this announcement sent through the markets, U.S. stocks ultimately managed to move higher during the second quarter.

Interest rates rose in the wake of Bernanke’s QE comments when investors sold bonds on the belief that demand would decline if the Fed were to stop its bond purchases, and ensuing price declines drove interest rates higher. Interestingly, concern about the end of QE gave new life to investors’ “bad news is good news” response to economic data. For example, the Commerce Department’s third and final estimate of first-quarter economic growth, released on June 26, came in at 1.8%, well below the previous estimate of 2.4%. Under normal circumstances, weaker-than-expected economic growth would tend to drive down stock prices. However, the news helped shares advance, as investors were hopeful that the disappointing data might convince the Fed to continue with QE for a while longer.

Also weighing on U.S. stocks late in the period was a swoon in Japanese equity prices. Japan’s stock market had been on a tear since mid-November 2012, and when the Bank of Japan announced a massive QE program of its own in April, the rally in that nation’s stocks accelerated, only to reverse sharply along with U.S. shares following Bernanke’s congressional testimony. Emerging markets, including Brazil and China, struggled with lackluster economic growth.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Third quarter 2013: stocks on top; Fed comes to the rescue

U.S. stocks posted strong returns in the third quarter of 2013. Share prices moved higher in July, but backed off in August, as investors remained uncertain of the Fed’s tapering timetable. Disappointing quarterly news from companies regarded as bellwethers for the broader economy, including Wal-Mart Stores and Cisco Systems, weighed on the market in August, as did the growing likelihood of U.S. military strikes in Syria in retaliation for the Assad regime’s alleged use of chemical weapons there.

Stocks rebounded again in September in the midst of talk of a possible diplomatic solution to the crisis in Syria. The market also got a lift from news that former U.S. Treasury Secretary Larry Summers was withdrawing from consideration as a possible replacement for Fed Chair Bernanke, who would step down in January 2014. Summers’ decision cleared the field for Fed Vice Chair Janet Yellen, a stronger proponent of QE. President Obama ultimately nominated Yellen for the post in early October.

On the heels of the big boost stocks and bonds got from the Fed’s September 18 announcement that QE would continue, the final week of the quarter brought stock-price declines attributable to investor concerns about two looming issues. The first was a federal government shutdown that ultimately came to pass on October 1 due to Congress’s inability to reach a funding agreement prior to the September 30 deadline, and the second was a political stalemate over the U.S. debt ceiling, which needed resolution by mid-October to prevent a default.

Fourth quarter 2013: stocks power ahead through government shutdown, possible Fed tapering

Investors largely stood their ground through the political fiscal wrangling and potential Fed actions, and U.S. stocks notched impressive gains in the fourth quarter of 2013 to cap a banner year that saw most of the popular equity benchmarks record a series of new all-time highs.

Sixteen days into the shutdown, Congress finally approved a measure on October 16 that provided funding for the government until mid-January, along with a temporary extension of the U.S. debt ceiling until February 7, 2014. President Obama signed the bill into law in the early hours of October 17, and most federal workers returned to work that same day. The move alleviated fears that the nation would not pay its bills and ended the shutdown, which had been in effect since October 1. The stock market responded with strong gains during the month of October, and the momentum carried over into November, bolstered by upward revisions to economic growth figures, improved consumer confidence, and a reduction in a key interest rate by the European Central Bank, which also sent European equities higher.

In December, equities rose, but the results did not come easily. The major equity market indexes experienced losses in the first two weeks of the month, reflecting investor concerns that the market might be overpriced and lingering questions about the Fed’s timeline for the tapering of QE. In fact, the S&P 500’s decline of 1.6% in the second week of December was its worst weekly performance since August. Sentiment improved in the third week of the month, as the market received clear communication from the Fed of its plans to reduce its bond purchases and, more importantly, its commitment to keep short-term rates very low as it does so.

Stocks in the U.S. also rose during the latter part of December following the passage of a two-year budget agreement that appeared to reduce the risk of another government shutdown, which represented a welcome departure from the political brinksmanship that has characterized most Congressional budget debates over the past few years. A sizable upward revision in the government’s December 20 release of estimated third-quarter economic growth to a healthy 4.1% from 3.6% was another positive catalyst.

As 2013 transitioned into 2014, stock investors focused on the factors likely to impact the markets in the year ahead, with the imminent reduction of QE at the top of the list. As we prepared this report in early January 2014, the Senate confirmed Janet L. Yellen as the first woman to lead the Federal Reserve. Ms. Yellen will succeed outgoing Chairman Ben Bernanke on February 1, 2014, coming in at a time when the Fed is looking to balance economic growth with the tapering of QE. Investors will also keep an eye out for improving economic growth here and abroad to help create a favorable environment for stocks and bonds. We believe these important issues and numerous others will come into play as investors navigate the world’s financial markets in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned 20.31%, trailing, by a wide margin, the 32.39% return of the S&P 500® Index (the “stock component’s benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund significantly outpaced the -2.02% return of the Barclays U.S. Aggregate Bond Index (the “bond component’s benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. The Fund also outperformed the 16.52% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Finally, the Fund’s 20.31% return also exceeded the 17.73% return of the Custom Balanced Index (the “blend benchmark”), which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index are 60% and 40%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection, sector weightings, and asset allocation were the primary contributors to the Fund’s performance during 2013. Through most of the year, the Fund held an overweight position in U.S. equities, relative to the 60% weight in the stock component’s benchmark. Starting in late spring, when the market believed the Federal Reserve (the “Fed”) was about to end its bond purchasing program (in a move widely referred to as “tapering” in the media), bond prices fell – leading to nearly four months of negative returns for bond investors. During this period, investors pulled $125 billion out of bond funds and exchange-traded funds (ETFs) as interest rates began to rise.

With respect to the Fund’s equity investments, the Fund held an overweight position in banks. The difference between U.S. long-term and short-term interest rates widened sharply over the past year, and this helped financial institutions’ profitability, since they borrow at short-term interest rates and lend at long-term rates. Bank of America advanced 54% over the past year on profitability partially due to net interest income growth. The Fund also benefited from an overweight position in First Solar, a company with strong cash flows that has been trading at a significant discount to the market. On the negative side, the Fund held an underweight stake in biotechnology stocks, an industry that soared 55% over the past year.

With respect to the Fund’s bond investments, absolute returns showed weakness due to rising interest rates, but performance relative to the bond component’s benchmark over the period was strong, on the heels of modest economic growth. Allocations to corporate bonds (both investment-grade and high-yield bonds), convertibles, and consumer asset-backed securities (ABS) have benefited the Fund. While we have maintained the Fund’s overweight positions in many bond sectors other than Treasury securities, investor outflows from bonds and emerging markets, rising interest rates, Fed tapering, and peaking corporate fundamentals could suggest a heightened degree of caution going forward.

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Domestic stocks rose substantially during the past year and have more than doubled since the market bottomed in 2009. Our view is that current valuation levels are likely to support a support a solid equity market environment over the foreseeable future, which may offer returns higher than most fixed-income vehicles. In our view, in many cases, equities are generating cash flows commensurate with bonds, yet also have the potential for growth going forward. Investments like that represent compelling value relative to fixed-income alternatives. Equities are volatile, but we believe the future is likely to be bright for those that are investing in the growth of corporate America’s profitability.

MML Blend Fund Portfolio Characteristics (% of Net Assets) on 12/31/13

Common Stock	67.7%
Corporate Debt	14.4%
U.S. Government Agency Obligations and Instrumentalities	7.7%
Non-U.S. Government Agency Obligations	4.8%
U.S. Treasury Obligations	3.8%
Sovereign Debt Obligations	0.4%
Municipal Obligations	0.2%
Preferred Stock	0.1%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund Initial Class, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Initial Class	20.31%	14.01%	7.20%
S&P 500 Index*	32.39%	17.94%	7.41%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%
Lipper Balanced Fund Index	16.52%	12.63%	6.19%
Custom Balanced Index	17.73%	12.84%	6.66%

Hypothetical Investments in MML Blend Fund Service Class, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	20.01%	13.72%	8.71%
S&P 500 Index*	32.39%	17.94%	9.27%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.89%
Lipper Balanced Fund Index	16.52%	12.63%	7.09%	+
Custom Balanced Index	17.73%	12.84%	8.26%	+

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 51% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 49% of the Fund’s portfolio, as of December 31, 2013.

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned 33.27%, outpacing the 32.53% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the Fund’s OFI component, top contributors to performance during the year included Walgreen (consumer staples), The Goldman Sachs Group (financials), and General Electric (“GE”) (industrials). Drug store operator Walgreen performed well as its post-acquisition integration with European pharmacy chain Alliance Boots proceeded smoothly. Goldman Sachs had an increase in underwriting services, and the firm’s investment banking business performed solidly. Shares of diversified technology and financial services company GE rallied in the second half of the reporting period after the company announced a record backlog of orders, which positioned it well for 2014. Conversely, holdings that detracted from the performance of the Fund’s OFI component included Celanese (materials), International Business Machines (“IBM”) (information technology), and J.C. Penney (consumer discretionary). Celanese detracted from the performance early in the period due to its heavy leverage to the Chinese acetic acid market, which remained weak. IBM reported disappointing revenues and earnings over the second quarter of 2013. Department store operator J.C. Penney continued to suffer declining profitability during the year.

Stock selection in the financial services and energy sectors was particularly strong for the Fund’s Loomis Sayles component. An underweight position, relative to the benchmark, in energy stocks also contributed to the Fund component’s outperformance of the benchmark. Stock selection was also strong in the materials, producer durables, and utilities sectors – and a large underweight stake in the utilities sector also boosted returns. On the downside, although an overweight in technology proved beneficial, it was not enough to offset stock selection in a few underperforming Fund component holdings, particularly Oracle Corporation and Motorola Solutions. Stock selection in the consumer sectors also detracted slightly from Loomis Sayles’ overall relative performance. On an individual stock basis, the top contributor to absolute returns was Ameriprise Financial (AMP), a financial planning and services firm. AMP performed well due to solid market growth and lower outflows from Columbia Management, an asset management firm AMP acquired in 2010. For the year, only five Fund component holdings slightly hampered performance – with the greatest laggard being First Energy (FE), a public utility holding company whose shareholders feared a dividend cut, which subsequently pushed FE’s stock price lower.

Subadviser outlook

At year-end, OFI remained focused on seeking to deliver strong returns by utilizing in-depth fundamental research to uncover companies that are undervalued relative to their long-term prospects, in our judgment. We seek value opportunities by looking across the capital structure, focusing on dividend policy and capital allocation decisions to uncover companies that offer the potential for positive developments that may result in an unanticipated acceleration of return on invested capital.

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Loomis Sayles believes values are not as widespread as they were a few years ago, given the stock market’s recent movement, but there are still values to be found. We do not believe the market is overvalued. Earnings and cash flow generation from corporations were very good in 2013, and we believe this may continue to be the case in 2014. In our view, interest rates are likely to rise in the coming months due to the Federal Reserve (the “Fed”) reducing its bond buying as the economy strengthens. We do not think a rise in interest rates will derail the economy, since our belief is that the Fed may step away from its recent monetary policies in a gradual manner.

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/13

General Electric Co.	2.7%
Citigroup, Inc.	2.7%
Apple, Inc.	1.8%
Sanofi ADR	1.7%
Eaton Corp. PLC	1.6%
MetLife, Inc.	1.6%
JP Morgan Chase & Co.	1.5%
American International Group, Inc.	1.5%
Merck & Co., Inc.	1.5%
UnitedHealth Group, Inc.	1.4%

18.0%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/13

Financial	24.4%
Consumer, Non-cyclical	18.4%
Industrial	13.6%
Energy	11.4%
Communications	9.6%
Technology	9.1%
Consumer, Cyclical	8.4%
Utilities	2.9%
Basic Materials	1.5%
Mutual Funds	1.3%

Total Long-Term Investments	100.6%
Short-Term Investments and Other Assets and Liabilities	(0.6)%

Net Assets	100.0%

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund Initial Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Initial Class	33.27%	17.43%	6.70%
Russell 1000 Value Index	32.53%	16.67%	7.58%

Hypothetical Investments in MML Equity Fund Service Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	32.94%	17.14%	7.64%
Russell 1000 Value Index	32.53%	16.67%	8.61%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned -1.64%, outperforming the -2.02% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Despite outperforming the benchmark, the Fund lost ground in absolute terms for 2013 as longer-term interest rates increased more than 1.00% during the year. Security selection was the primary contributor to performance, as the Fund benefited from strong selection in investment-grade corporate bonds. Within corporate bonds, Fund holdings in the industrials sector were the primary contributors to performance. The Fund’s opportunistic high-yield bond allocation focus on short-term maturities was also beneficial. With respect to corporate bonds, Fund holdings within metals and mining and diversified telecommunications industries were the best performers, while the integrated oil and tobacco market segments were the main detractors. During the first quarter, we reduced the Fund’s corporate bond holdings’ exposure to changes in interest rates, but maintained an overweight stake, relative to the benchmark, in the overall sector.

In “securitized” bonds, which bond issuers create by pooling various types of contractual debt (such as mortgages, auto loans, or credit card debt), the Fund tactically traded mortgage-backed securities (MBS). Within MBS, overweight positioning in lower-coupon securities, relative to the benchmark, was the main detractor from performance during the year. The Fund held an underweight stake in MBS – and we reduced Fund positioning in lower-coupon MBS based on price levels and weakening outlook. Commercial mortgage-backed securities (CMBS), in which the Fund held an overweight position, were the best-performing group within the securitized sector. In the first quarter of 2013, we shortened the Fund’s duration in CMBS, relying on our research capabilities to find older, seasoned bonds offering greater yield. Non-agency mortgage-backed securities also provided good relative performance during the period, and the Fund retained an overweight stake in the bond group at year end. Non-agency MBS are mortgage-backed securities issued by private institutions that are not backed by government-sponsored entities. The Fund finished the year with an overweight position in asset-backed securities (ABS), on our belief that stable performance in most consumer and commercial subsectors may provide tactical purchase opportunities in the future.

The Fund uses derivative instruments on occasion for hedging purposes. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. In aggregate, derivative positions were slight detractors from Fund performance in 2013.

Subadviser outlook

U.S. economic data is running ahead of expectations, but continues to grow at a modest pace. We are closely monitoring Europe and China for any changes in market and economic conditions. The Federal Reserve (the “Fed”) initiated a slow withdrawal of Quantitative Easing (QE) in December 2013 by announcing the reduction in purchases of Treasury bonds and MBS starting in January 2014. Our view is that the Fed may modestly implement this reduction over the next year. We believe that the federal funds rate – the interest rate that banks and other financial institutions charge each other for borrowing funds overnight – could remain unchanged into 2015, though longer interest rates have the potential to rise, in our opinion.

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/13

Corporate Debt	43.6%
U.S. Government Agency Obligations and Instrumentalities	24.5%
Non-U.S. Government Agency Obligations	13.9%
U.S. Treasury Obligations	13.6%
Sovereign Debt Obligations	1.0%
Municipal Obligations	0.8%
Preferred Stock	0.2%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund Initial Class and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Initial Class	-1.64%	5.65%	4.85%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%

Hypothetical Investments in MML Managed Bond Fund Service Class and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	-1.88%	5.38%	5.37%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.89%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Money Market Fund, and who is the Fund’s subadviser?

The Fund’s investment objectives are to achieve the preservation of capital, liquidity, and high current income. These objectives are of equal importance. The Fund invests in high quality U.S. dollar-denominated debt instruments of domestic and foreign issuers. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned 0.00%, modestly underperforming the 0.05% return of the Citigroup 3-Month Treasury Bill Index (the “benchmark”), an unmanaged index representing the performance of 3-month U.S. Treasury bills that reflects reinvestment of all distributions and changes in market prices. During the period, the Fund waived certain fees to allow it to achieve the 0.00% return. The Fund’s Initial Class shares would have had a negative return if the waiver had not been in effect. (The Fund’s benchmark is now the Citigroup 3-Month Treasury Bill Index rather than the Lipper Taxable Money Market Fund Index because the Citigroup 3-Month Treasury Bill Index more closely represents the Fund’s current investment strategy.)

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2013, the Fund continued to return low nominal yields due to the Federal Reserve’s (the “Fed”) accommodative stance on interest rates and monetary policy, which continued to keep short-term interest rates low. In addition, the end of Operation Twist earlier in 2013 – the stimulus program under which the Fed attempted to boost economic growth by causing long-term interest rates to decline by selling shorter-term U.S. Treasury securities and using the proceeds to buy those with longer terms – that occurred in tandem with an overall decrease in Treasury bill supply hurt Fund performance, as more short-term investment buyers migrated to commercial paper, which drove up prices and reduced the yield associated with such investments. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.) The decline in commercial paper rates had a somewhat negative impact on performance of the Fund, but taking advantage of opportunities in floating-rate corporate bonds, particularly during the second quarter, helped partially offset the drag created by commercial paper.

In this low interest rate environment, the Fund did not change strategy, but focused largely on allocations to high-quality commercial paper over Treasury bills, which, despite the reduction in yields of commercial paper, benefited the Fund and allowed for additional income and stronger performance relative to comparable Treasuries. The Fund avoided investing in commercial paper from European banks during the year, which benefited the Fund’s overall credit quality, but limited opportunities for higher yields.

Subadviser outlook

Throughout much of the last six months of 2013, some market participants shifted out of long-term bonds and into shorter paper as longer-term interest rates started to move up off of their low levels. In addition, the general consensus among market watchers seems to be that longer-term interest rates may increase further in the near term.

Unlike longer-term interest rates, there were only slight changes in short-term rates in the last few months of 2013. The Fed’s tapering (of its monthly bond purchases) and subsequent monetary tightening could, in our view, occur a couple years apart, so the lack of movement in these short-term rates makes sense, in our view. Given the current market environment of slow growth and low front-end interest rates, we continue to believe that focusing on high-credit quality issuers in short maturities is a sound strategy that will allow the Fund to quickly adjust to changing market conditions and to maintain its ongoing commitment to the preservation of principal and liquidity.

MML Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Money Market Fund Portfolio Characteristics (% of Net Assets) on 12/31/2013

Commercial Paper	70.5%
U.S. Government Obligations	10.9%
Discount Notes	10.8%
Corporate Debt	7.4%
Time Deposits	0.1%

Total Short-Term Investments	99.7%
Other Assets and Liabilities	0.3%

Net Assets	100.0%

MML Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund Initial Class, the Citigroup 3-Month Treasury Bill Index and the Lipper Taxable Money Market Fund Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13		Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Initial Class	0.00%	†	0.01%	1.47%
Citigroup 3-Month Treasury Bill Index#	0.05%		0.10%	1.59%
Lipper Taxable Money Market Fund Index	0.01%		0.05%	1.41%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

† Amount is less than 0.005%

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup 3-Month Treasury Bill Index and the Lipper Taxable Money Market Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here. An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund.

MML Blend Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 67.8%

COMMON STOCK — 67.7%
Basic Materials — 1.7%
Chemicals — 1.2%
Air Products & Chemicals, Inc.	375	$41,918
Airgas, Inc.	72	8,053
CF Industries Holdings, Inc.	2,358	549,508
The Dow Chemical Co.	40,173	1,783,681
E.I. du Pont de Nemours & Co.	28,760	1,868,537
Eastman Chemical Co.	4,170	336,519
Ecolab, Inc.	722	75,283
International Flavors & Fragrances, Inc.	2,660	228,707
LyondellBasell Industries NV Class A	15,700	1,260,396
Monsanto Co.	874	101,865
The Mosaic Co.	5,100	241,077
PPG Industries, Inc.	6,699	1,270,532
Praxair, Inc.	306	39,789
The Sherwin-Williams Co.	613	112,486
Sigma-Aldrich Corp.	3,646	342,760

		8,261,111

Forest Products & Paper — 0.1%
International Paper Co.	12,187	597,529
MeadWestvaco Corp.	387	14,292

		611,821

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	45	1,603
Cliffs Natural Resources, Inc.	3,246	85,078
Nucor Corp.	2,356	125,763
United States Steel Corp.	9,942	293,289

		505,733

Mining — 0.3%
Alcoa, Inc.	57,226	608,313
Freeport-McMoRan Copper & Gold, Inc.	38,764	1,462,953
Newmont Mining Corp.	3,770	86,823
Vulcan Materials Co.	2,665	158,354

		2,316,443

		11,695,108

Communications — 7.8%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	2,722	48,180
Omnicom Group, Inc.	4,547	338,160

		386,340

Internet — 1.9%
Akamai Technologies, Inc. (a)	226	10,663
Amazon.com, Inc. (a)	3,260	1,300,055

	Number of Shares	Value
eBay, Inc. (a)	10,877	$597,038
Expedia, Inc.	10,867	756,995
F5 Networks, Inc. (a)	770	69,962
Google, Inc. Class A (a)	4,900	5,491,479
Netflix, Inc. (a)	1,209	445,118
Priceline.com, Inc. (a)	1,591	1,849,378
Symantec Corp.	30,055	708,697
TripAdvisor, Inc. (a)	767	63,531
VeriSign, Inc. (a)	29,491	1,762,972
Yahoo!, Inc. (a)	329	13,305

		13,069,193

Media — 3.0%
Cablevision Systems Corp. Class A	72,200	1,294,546
CBS Corp. Class B	8,957	570,919
Comcast Corp. Class A	73,212	3,804,462
DIRECTV (a)	25,728	1,777,547
Discovery Communications, Inc. Series A (a)	600	54,252
Gannett Co., Inc.	24,012	710,275
Graham Holdings Co.	2,002	1,327,967
The McGraw Hill Financial, Inc.	8,748	684,094
News Corp. Class A (a)	5,566	100,299
Nielsen Holdings NV	4,600	211,094
Scripps Networks Interactive Class A	6,772	585,168
Time Warner Cable, Inc.	6,246	846,333
Time Warner, Inc.	24,915	1,737,074
Twenty-First Century Fox Class A	28,067	987,397
Viacom, Inc. Class B	19,810	1,730,205
The Walt Disney Co.	47,212	3,606,997

		20,028,629

Telecommunications — 2.8%
AT&T, Inc.	131,909	4,637,920
CenturyLink, Inc.	15,828	504,122
Cisco Systems, Inc.	175,642	3,943,163
Corning, Inc.	21,867	389,670
Crown Castle International Corp. (a)	700	51,401
Frontier Communications Corp.	116,256	540,590
Harris Corp.	31,670	2,210,883
JDS Uniphase Corp. (a)	23	299
Juniper Networks, Inc. (a)	9,089	205,139
Motorola Solutions, Inc.	3,737	252,247
QUALCOMM, Inc.	12,200	905,850
Verizon Communications, Inc.	104,655	5,142,747
Windstream Corp.	3,756	29,973

		18,814,004

		52,298,166

Consumer, Cyclical — 6.3%
Airlines — 0.5%
Delta Air Lines, Inc.	56,700	1,557,549
Southwest Airlines Co.	93,583	1,763,104

		3,320,653

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Apparel — 0.3%
Nike, Inc. Class B	21,382	$1,681,480
Ralph Lauren Corp.	870	153,616
VF Corp.	8,000	498,720

		2,333,816

Auto Manufacturers — 0.4%
Ford Motor Co.	115,613	1,783,908
General Motors Co. (a)	18,500	756,095
Paccar, Inc.	522	30,887

		2,570,890

Automotive & Parts — 0.5%
BorgWarner, Inc.	9,200	514,372
Delphi Automotive PLC	6,100	366,793
The Goodyear Tire & Rubber Co.	43,751	1,043,461
Johnson Controls, Inc.	26,272	1,347,754

		3,272,380

Distribution & Wholesale — 0.1%
Fastenal Co.	82	3,896
Fossil Group, Inc. (a)	120	14,393
Genuine Parts Co.	2,834	235,760
W.W. Grainger, Inc.	442	112,896

		366,945

Entertainment — 0.0%
International Game Technology	11,791	214,125

Home Builders — 0.2%
D.R. Horton, Inc.	4,347	97,025
Lennar Corp. Class A	2,100	83,076
PulteGroup, Inc.	51,173	1,042,394

		1,222,495

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,869	152,978
Whirlpool Corp.	2,803	439,678

		592,656

Housewares — 0.0%
Newell Rubbermaid, Inc.	5,738	185,969

Leisure Time — 0.0%
Carnival Corp.	4,364	175,302
Harley-Davidson, Inc.	1,502	103,998

		279,300

Lodging — 0.3%
Marriott International, Inc. Class A	169	8,342
Starwood Hotels & Resorts Worldwide, Inc.	6,815	541,452
Wyndham Worldwide Corp.	8,109	597,552
Wynn Resorts Ltd.	4,418	858,020

		2,005,366

Retail — 3.8%
Abercrombie & Fitch Co. Class A	5,134	168,960

	Number of Shares	Value
AutoNation, Inc. (a)	499	$24,795
AutoZone, Inc. (a)	1,634	780,954
Bed Bath & Beyond, Inc. (a)	5,964	478,909
Best Buy Co., Inc.	24,692	984,717
CarMax, Inc. (a)	5,200	244,504
Chipotle Mexican Grill, Inc. (a)	380	202,456
Coach, Inc.	3,920	220,030
Costco Wholesale Corp.	316	37,607
CVS Caremark Corp.	31,764	2,273,350
Darden Restaurants, Inc.	54	2,936
Dollar General Corp. (a)	3,200	193,024
Dollar Tree, Inc. (a)	5,840	329,493
Family Dollar Stores, Inc.	35	2,274
GameStop Corp. Class A	31,151	1,534,498
The Gap, Inc.	5,490	214,549
The Home Depot, Inc.	51,407	4,232,852
J.C. Penney Co., Inc. (a)	4,529	41,440
Kohl’s Corp.	6,330	359,228
L Brands, Inc.	6,300	389,655
Lowe’s Cos., Inc.	39,695	1,966,887
Macy’s, Inc.	17,451	931,884
McDonald’s Corp.	2,470	239,664
Nordstrom, Inc.	4,008	247,695
O’Reilly Automotive, Inc. (a)	4,423	569,284
PetSmart, Inc.	1,800	130,950
PVH Corp.	20	2,720
Ross Stores, Inc.	92	6,894
Staples, Inc.	100,165	1,591,622
Starbucks Corp.	17,277	1,354,344
Target Corp.	2,386	150,962
Tiffany & Co.	1,102	102,244
The TJX Cos., Inc.	22,906	1,459,799
Urban Outfitters, Inc. (a)	700	25,970
Wal-Mart Stores, Inc.	19,922	1,567,662
Walgreen Co.	39,957	2,295,130
Yum! Brands, Inc.	35	2,646

		25,362,588

Textiles — 0.0%
Cintas Corp.	978	58,279

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,161	118,877
Mattel, Inc.	4,690	223,150

		342,027

		42,127,489

Consumer, Non-cyclical — 15.4%
Agriculture — 1.3%
Altria Group, Inc.	65,759	2,524,488
Archer-Daniels-Midland Co.	42,892	1,861,513
Lorillard, Inc.	14,712	745,604
Philip Morris International, Inc.	37,036	3,226,947
Reynolds American, Inc.	5,234	261,647

		8,620,199

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Beverages — 1.6%
Brown-Forman Corp. Class B	6	$454
The Coca-Cola Co.	80,930	3,343,218
Coca-Cola Enterprises, Inc.	13,678	603,610
Constellation Brands, Inc. Class A (a)	17,012	1,197,305
Dr. Pepper Snapple Group, Inc.	8,304	404,571
Molson Coors Brewing Co. Class B	19,333	1,085,548
Monster Beverage Corp. (a)	2,200	149,094
PepsiCo, Inc.	44,560	3,695,806

		10,479,606

Biotechnology — 1.0%
Alexion Pharmaceuticals, Inc. (a)	920	122,415
Amgen, Inc.	26,981	3,080,151
Biogen Idec, Inc. (a)	1,522	425,779
Celgene Corp. (a)	15,228	2,572,923
Life Technologies Corp. (a)	8,211	622,394
Regeneron Pharmaceuticals, Inc. (a)	570	156,887
Vertex Pharmaceuticals, Inc. (a)	100	7,430

		6,987,979

Commercial Services — 1.2%
The ADT Corp.	3,000	121,410
Automatic Data Processing, Inc.	9,109	736,098
Equifax, Inc.	1,742	120,355
H&R Block, Inc.	46,963	1,363,805
Iron Mountain, Inc.	3,545	107,591
MasterCard, Inc. Class A	1,160	969,134
McKesson Corp.	8,675	1,400,145
Moody’s Corp.	3,330	261,305
Paychex, Inc.	5,164	235,117
Quanta Services, Inc. (a)	2,613	82,466
Robert Half International, Inc.	1,826	76,674
Total System Services, Inc.	5,107	169,961
Visa, Inc. Class A	4,398	979,347
Western Union Co.	97,188	1,676,493

		8,299,901

Cosmetics & Personal Care — 1.2%
Avon Products, Inc.	13,392	230,610
Colgate-Palmolive Co.	28,056	1,829,532
The Estee Lauder Cos., Inc. Class A	1,310	98,669
The Procter & Gamble Co.	68,329	5,562,664

		7,721,475

Foods — 1.4%
Campbell Soup Co.	1,624	70,287
ConAgra Foods, Inc.	3,574	120,444
General Mills, Inc.	17,562	876,519
The Hershey Co.	4,847	471,274
Hormel Foods Corp.	1,666	75,253
The J.M. Smucker Co.	1,925	199,469
Kellogg Co.	4,128	252,097
Kraft Foods Group, Inc.	15,858	855,063
The Kroger Co.	37,829	1,495,380

	Number of Shares	Value
McCormick & Co., Inc.	161	$11,096
Mondelez International, Inc. Class A	35,575	1,255,798
Safeway, Inc.	9,400	306,158
Sysco Corp.	10,334	373,057
Tyson Foods, Inc. Class A	73,601	2,462,689
Whole Foods Market, Inc.	4,250	245,778

		9,070,362

Health Care – Products — 2.3%
Baxter International, Inc.	8,761	609,328
Becton, Dickinson & Co.	6,106	674,652
Boston Scientific Corp. (a)	47,804	574,604
C.R. Bard, Inc.	312	41,789
CareFusion Corp. (a)	9,190	365,946
Covidien PLC	8,900	606,090
Intuitive Surgical, Inc. (a)	576	221,230
Johnson & Johnson	80,552	7,377,758
Medtronic, Inc.	55,948	3,210,856
St. Jude Medical, Inc.	9,591	594,162
Stryker Corp.	11,350	852,839
Varian Medical Systems, Inc. (a)	1,297	100,764
Zimmer Holdings, Inc.	4,615	430,072

		15,660,090

Health Care – Services — 1.2%
Aetna, Inc.	9,477	650,027
Cigna Corp.	10,992	961,580
DaVita HealthCare Partners, Inc. (a)	3,730	236,370
Humana, Inc.	4,224	436,001
Laboratory Corporation of America Holdings (a)	1,842	168,304
Quest Diagnostics, Inc.	2,209	118,270
Tenet Healthcare Corp. (a)	949	39,972
Thermo Fisher Scientific, Inc.	12,291	1,368,603
UnitedHealth Group, Inc.	27,864	2,098,159
WellPoint, Inc.	18,256	1,686,672

		7,763,958

Household Products — 0.4%
Avery Dennison Corp.	34,315	1,722,270
Beam, Inc.	863	58,736
The Clorox Co.	1,943	180,232
Kimberly-Clark Corp.	9,315	973,045

		2,934,283

Pharmaceuticals — 3.8%
Abbott Laboratories	38,022	1,457,383
AbbVie, Inc.	76,522	4,041,127
Actavis PLC (a)	2,546	427,728
Allergan, Inc.	5,815	645,930
AmerisourceBergen Corp.	6,707	471,569
Bristol-Myers Squibb Co.	11,267	598,841
Cardinal Health, Inc.	19,878	1,328,049
DENTSPLY International, Inc.	1,356	65,739
Eli Lilly & Co.	28,914	1,474,614

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Express Scripts Holding Co. (a)	21,201	$1,489,158
Forest Laboratories, Inc. (a)	4,116	247,083
Gilead Sciences, Inc. (a)	7,670	576,401
Hospira, Inc. (a)	3,017	124,542
Mead Johnson Nutrition Co.	5,912	495,189
Merck & Co., Inc.	56,583	2,831,979
Mylan, Inc. (a)	5,647	245,080
Patterson Cos., Inc.	3,086	127,143
Perrigo Co. PLC	210	32,227
Pfizer, Inc.	281,741	8,629,727
Zoetis, Inc.	10,020	327,554

		25,637,063

		103,174,916

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Leucadia National Corp.	12,537	355,299

Energy — 6.6%
Coal — 0.1%
CONSOL Energy, Inc.	1,081	41,121
Peabody Energy Corp.	14,676	286,623

		327,744

Energy – Alternate Sources — 0.2%
First Solar, Inc. (a)	25,900	1,415,176

Oil & Gas — 5.2%
Anadarko Petroleum Corp.	16,638	1,319,726
Apache Corp.	13,521	1,161,995
Cabot Oil & Gas Corp.	148	5,736
Chesapeake Energy Corp.	16,590	450,253
Chevron Corp.	53,918	6,734,897
ConocoPhillips	27,739	1,959,760
Denbury Resources, Inc. (a)	36,574	600,911
Devon Energy Corp.	6,547	405,063
Diamond Offshore Drilling, Inc.	2,578	146,740
Ensco PLC Class A	5,400	308,772
EOG Resources, Inc.	5,814	975,822
EQT Corp.	97	8,709
Exxon Mobil Corp.	101,337	10,255,304
Helmerich & Payne, Inc.	7,700	647,416
Hess Corp.	4,132	342,956
Marathon Oil Corp.	20,127	710,483
Marathon Petroleum Corp.	10,913	1,001,049
Murphy Oil Corp.	7,211	467,850
Nabors Industries Ltd.	40,965	695,995
Newfield Exploration Co. (a)	21,500	529,545
Noble Corp. PLC	6,500	243,555
Noble Energy, Inc.	56	3,814
Occidental Petroleum Corp.	26,415	2,512,066
Phillips 66	28,469	2,195,814
Pioneer Natural Resources Co.	1,161	213,705
QEP Resources, Inc.	89	2,728
Range Resources Corp.	99	8,347

	Number of Shares	Value
Rowan Cos. PLC Class A (a)	5,299	$187,373
Southwestern Energy Co. (a)	200	7,866
Tesoro Corp.	2,087	122,090
Valero Energy Corp.	12,200	614,880
WPX Energy, Inc. (a)	3,382	68,925

		34,910,145

Oil & Gas Services — 1.0%
Baker Hughes, Inc.	23,231	1,283,745
Cameron International Corp. (a)	106	6,310
FMC Technologies, Inc. (a)	340	17,752
Halliburton Co.	21,067	1,069,150
National Oilwell Varco, Inc.	12,194	969,789
Schlumberger Ltd.	30,764	2,772,144
Transocean Ltd.	14,500	716,590

		6,835,480

Pipelines — 0.1%
Kinder Morgan, Inc.	638	22,968
ONEOK, Inc.	1,200	74,616
Spectra Energy Corp.	11,364	404,786
The Williams Cos., Inc.	2,148	82,848

		585,218

		44,073,763

Financial — 11.8%
Banks — 3.6%
Bank of America Corp.	239,498	3,728,984
Bank of New York Mellon Corp.	30,007	1,048,445
BB&T Corp.	7,566	282,363
Capital One Financial Corp.	25,842	1,979,756
Comerica, Inc.	18,421	875,734
Fifth Third Bancorp	48,121	1,011,985
Huntington Bancshares, Inc.	118,200	1,140,630
KeyCorp	53,064	712,119
M&T Bank Corp.	3,565	415,037
Northern Trust Corp.	3,859	238,834
PNC Financial Services Group, Inc.	23,718	1,840,042
Regions Financial Corp.	32,215	318,606
State Street Corp.	14,776	1,084,411
SunTrust Banks, Inc.	5,400	198,774
U.S. Bancorp	48,202	1,947,361
Wells Fargo & Co.	133,816	6,075,246
Zions Bancorp	31,041	929,988

		23,828,315

Diversified Financial — 3.7%
American Express Co.	22,749	2,064,017
Ameriprise Financial, Inc.	9,436	1,085,612
BlackRock, Inc.	3,350	1,060,174
The Charles Schwab Corp.	29,812	775,112
Citigroup, Inc.	92,351	4,812,411
CME Group, Inc.	3,390	265,979
Discover Financial Services	14,383	804,729

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
E*TRADE Financial Corp. (a)	12,261	$240,806
Franklin Resources, Inc.	9,087	524,592
The Goldman Sachs Group, Inc.	19,080	3,382,121
IntercontinentalExchange Group, Inc.	1,353	304,317
Invesco Ltd.	8,012	291,637
JP Morgan Chase & Co.	77,322	4,521,791
Legg Mason, Inc.	27,226	1,183,786
Morgan Stanley	54,997	1,724,706
The NASDAQ OMX Group, Inc.	10,845	431,631
SLM Corp.	40,291	1,058,847
T. Rowe Price Group, Inc.	4,906	410,976

		24,943,244

Insurance — 4.1%
ACE Ltd.	13,610	1,409,043
Aflac, Inc.	14,472	966,730
The Allstate Corp.	22,235	1,212,697
American International Group, Inc.	64,146	3,274,653
Aon PLC	8,335	699,223
Assurant, Inc.	26,196	1,738,629
Berkshire Hathaway, Inc. Class B (a)	37,566	4,453,825
The Chubb Corp.	8,020	774,973
Cincinnati Financial Corp.	6,019	315,215
Genworth Financial, Inc. Class A (a)	45,229	702,406
The Hartford Financial Services Group, Inc.	24,152	875,027
Lincoln National Corp.	28,251	1,458,317
Loews Corp.	7,783	375,452
Marsh & McLennan Cos., Inc.	10,513	508,409
MetLife, Inc.	30,790	1,660,197
Principal Financial Group, Inc.	17,529	864,355
The Progressive Corp.	15,014	409,432
Prudential Financial, Inc.	18,827	1,736,226
Torchmark Corp.	4,655	363,788
The Travelers Cos., Inc.	16,797	1,520,800
Unum Group	45,431	1,593,719
XL Group PLC	14,088	448,562

		27,361,678

Real Estate — 0.0%
CBRE Group, Inc. (a)	3,787	99,598

Real Estate Investment Trusts (REITS) — 0.4%
American Tower Corp.	689	54,996
Apartment Investment & Management Co. Class A	885	22,930
AvalonBay Communities, Inc.	981	115,984
Boston Properties, Inc.	3,723	373,678
Equity Residential	956	49,588
HCP, Inc.	435	15,799
Health Care REIT, Inc.	2,572	137,782
Host Hotels & Resorts, Inc.	15,937	309,815
Kimco Realty Corp.	7,667	151,423
The Macerich Co.	2,400	141,336
Plum Creek Timber Co., Inc.	3,563	165,715

	Number of Shares	Value
Prologis, Inc.	4,838	$178,764
Public Storage	1,793	269,882
Simon Property Group, Inc.	265	40,322
Ventas, Inc.	3,025	173,272
Vornado Realty Trust	373	33,119
Weyerhaeuser Co.	6,326	199,712

		2,434,117

Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	6,230	58,749
People’s United Financial, Inc.	5,451	82,419

		141,168

		78,808,120

Industrial — 7.1%
Aerospace & Defense — 1.9%
The Boeing Co.	33,512	4,574,053
General Dynamics Corp.	9,622	919,382
L-3 Communications Holdings, Inc.	12,660	1,352,848
Lockheed Martin Corp.	5,385	800,534
Northrop Grumman Corp.	11,608	1,330,393
Raytheon Co.	9,759	885,141
Rockwell Collins, Inc.	2,268	167,651
United Technologies Corp.	23,630	2,689,094

		12,719,096

Building Materials — 0.0%
Masco Corp.	8,925	203,222

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	5,900	310,753
Emerson Electric Co.	21,769	1,527,748

		1,838,501

Electronics — 0.4%
Agilent Technologies, Inc.	8,863	506,875
Allegion PLC (a)	2,433	107,514
Amphenol Corp. Class A	1,532	136,624
FLIR Systems, Inc.	11,852	356,745
Garmin Ltd.	1,000	46,220
Jabil Circuit, Inc.	43,447	757,716
PerkinElmer, Inc.	1,020	42,055
TE Connectivity Ltd.	13,600	749,496
Waters Corp. (a)	1,050	105,000

		2,808,245

Engineering & Construction — 0.1%
Fluor Corp.	5,609	450,346
Jacobs Engineering Group, Inc. (a)	6,020	379,200

		829,546

Environmental Controls — 0.1%
Republic Services, Inc.	7,737	256,868
Stericycle, Inc. (a)	97	11,268
Waste Management, Inc.	12,473	559,664

		827,800

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,671	$183,008
Stanley Black & Decker, Inc.	1,929	155,651

		338,659

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	15,815	1,436,160
Ingersoll-Rand PLC	7,300	449,680
Joy Global, Inc.	2,600	152,074

		2,037,914

Machinery – Diversified — 0.4%
Cummins, Inc.	3,945	556,127
Deere & Co.	7,950	726,073
Flowserve Corp.	2,170	171,061
Rockwell Automation, Inc.	4,173	493,082
Roper Industries, Inc.	2,633	365,144
Xylem, Inc.	3,355	116,083

		2,427,570

Manufacturing — 2.5%
3M Co.	4,832	677,688
Danaher Corp.	16,656	1,285,843
Dover Corp.	14,573	1,406,878
Eaton Corp. PLC	3,066	233,384
General Electric Co.	337,286	9,454,127
Honeywell International, Inc.	21,882	1,999,358
Illinois Tool Works, Inc.	3,755	315,720
Leggett & Platt, Inc.	3,686	114,045
Pall Corp.	2,761	235,651
Parker Hannifin Corp.	5,968	767,724
Pentair Ltd.	3,923	304,699
Textron, Inc.	72	2,647
Tyco International Ltd.	7,800	320,112

		17,117,876

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	166	44,704

Packaging & Containers — 0.3%
Ball Corp.	8,502	439,213
Bemis Co., Inc.	1,896	77,660
Owens-Illinois, Inc. (a)	9,816	351,217
Sealed Air Corp.	37,853	1,288,895

		2,156,985

Transportation — 0.7%
C.H. Robinson Worldwide, Inc.	220	12,835
CSX Corp.	30,307	871,932
Expeditors International of Washington, Inc.	26	1,150
FedEx Corp.	9,510	1,367,253
Norfolk Southern Corp.	10,113	938,790
Ryder System, Inc.	1,338	98,718
Union Pacific Corp.	1,316	221,088

	Number of Shares	Value
United Parcel Service, Inc. Class B	8,870	$932,059

		4,443,825

		47,793,943

Technology — 9.0%
Computers — 4.1%
Accenture PLC Class A	16,100	1,323,742
Apple, Inc.	19,261	10,807,540
Cognizant Technology Solutions Corp. Class A (a)	4,778	482,482
Computer Sciences Corp.	40,326	2,253,417
EMC Corp.	51,624	1,298,343
Hewlett-Packard Co.	102,174	2,858,828
International Business Machines Corp.	22,440	4,209,071
NetApp, Inc.	14,898	612,904
SanDisk Corp.	18,803	1,326,364
Seagate Technology PLC	16,900	949,104
Teradata Corp. (a)	986	44,853
Western Digital Corp.	17,452	1,464,223

		27,630,871

Office Equipment/Supplies — 0.5%
Pitney Bowes, Inc.	101,389	2,362,364
Xerox Corp.	64,245	781,861

		3,144,225

Semiconductors — 1.6%
Altera Corp.	1,086	35,328
Analog Devices, Inc.	7,354	374,539
Applied Materials, Inc.	21,739	384,563
Broadcom Corp. Class A	8,764	259,853
Intel Corp.	221,523	5,750,737
KLA-Tencor Corp.	5,789	373,159
Lam Research Corp. (a)	19,423	1,057,582
Linear Technology Corp.	1,805	82,218
LSI Corp.	8,928	98,387
Microchip Technology, Inc.	8,621	385,790
Micron Technology, Inc. (a)	23,217	505,202
NVIDIA Corp.	21,126	338,438
Teradyne, Inc. (a)	50	881
Texas Instruments, Inc.	25,174	1,105,390
Xilinx, Inc.	7,356	337,787

		11,089,854

Software — 2.8%
Adobe Systems, Inc. (a)	3,340	199,999
Autodesk, Inc. (a)	2,937	147,819
CA, Inc.	33,173	1,116,272
Cerner Corp. (a)	800	44,592
Citrix Systems, Inc. (a)	2,977	188,295
The Dun & Bradstreet Corp.	13,216	1,622,264
Electronic Arts, Inc. (a)	16,937	388,535
Fidelity National Information Services, Inc.	9,700	520,696

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fiserv, Inc. (a)	4,276	$252,498
Intuit, Inc.	3,450	263,304
Microsoft Corp.	232,295	8,694,802
Oracle Corp.	127,257	4,868,853
Red Hat, Inc. (a)	3,921	219,733
Salesforce.com, Inc. (a)	2,744	151,441

		18,679,103

		60,544,053

Utilities — 1.9%
Electric — 1.8%
The AES Corp.	142,187	2,063,133
Ameren Corp.	860	31,098
American Electric Power Co., Inc.	10,885	508,765
CenterPoint Energy, Inc.	10,631	246,426
CMS Energy Corp.	7,903	211,563
Consolidated Edison, Inc.	6,882	380,437
Dominion Resources, Inc.	13,516	874,350
DTE Energy Co.	2,760	183,236
Duke Energy Corp.	17,490	1,206,985
Edison International	19,926	922,574
Entergy Corp.	6,198	392,147
Exelon Corp.	41,940	1,148,737
FirstEnergy Corp.	11,380	375,312
Integrys Energy Group, Inc.	1,254	68,230
NextEra Energy, Inc.	8,530	730,339
Northeast Utilities	4,712	199,742
NRG Energy, Inc.	5,100	146,472
Pepco Holdings, Inc.	5,243	100,299
PG&E Corp.	10,416	419,556
Pinnacle West Capital Corp.	1,496	79,168
PPL Corp.	11,018	331,532
Public Service Enterprise Group, Inc.	18,724	599,917
SCANA Corp.	747	35,057
The Southern Co.	12,722	523,001
TECO Energy, Inc.	1,095	18,878
Wisconsin Energy Corp.	982	40,596
Xcel Energy, Inc.	11,472	320,528

		12,158,078

Gas — 0.1%
AGL Resources, Inc.	14,662	692,486
NiSource, Inc.	713	23,444
Sempra Energy	1,261	113,187

		829,117

		12,987,195

TOTAL COMMON STOCK (Cost $283,435,445)		453,858,052

	Number of Shares	Value
PREFERRED STOCK — 0.1%
Consumer, Cyclical — 0.0%
Retail — 0.0%
Osh 1 Liquidating Corp. (a) (j)	29	$-

Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%	20,000	482,200

TOTAL PREFERRED STOCK (Cost $500,040)		482,200

TOTAL EQUITIES (Cost $283,935,485)		454,340,252

	Principal Amount
BONDS & NOTES — 31.3%

CORPORATE DEBT — 14.4%
Advertising — 0.2%
The Interpublic Group of Cos., Inc. 2.250% 11/15/17	$200,000	197,176
WPP Finance 8.000% 9/15/14	430,000	451,397
WPP Finance 2010 4.750% 11/21/21	85,000	88,362
WPP Finance 2010 5.625% 11/15/43	475,000	470,220

		1,207,155

Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	255,000	295,116
Exelis, Inc. 4.250% 10/01/16	315,000	332,663
L-3 Communications Corp. 4.750% 7/15/20	25,000	25,943
United Technologies Corp. 6.125% 7/15/38	80,000	95,381

		749,103

Agriculture — 0.1%
Altria Group, Inc. 2.850% 8/09/22	195,000	179,541
Altria Group, Inc. 4.250% 8/09/42	105,000	89,609
Bunge Ltd. Finance Corp. 3.200% 6/15/17	225,000	231,405
Philip Morris International, Inc. 6.375% 5/16/38	35,000	41,485

		542,040

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Auto Manufacturers — 0.1%
Daimler Finance NA LLC (b) 2.625% 9/15/16	$200,000	$206,820
General Motors Co. (b) 3.500% 10/02/18	215,000	219,838
Volvo Treasury AB (b) 5.950% 4/01/15	500,000	529,120

		955,778

Automotive & Parts — 0.1%
Lear Corp. 8.125% 3/15/20	280,000	308,700
Lear Corp. (b) 4.750% 1/15/23	75,000	70,313
TRW Automotive, Inc. (b) 7.250% 3/15/17	145,000	166,387
TRW Automotive, Inc. (b) 4.450% 12/01/23	185,000	179,450

		724,850

Banks — 0.8%
Associated Banc-Corp. 5.125% 3/28/16	350,000	374,120
Bank of America Corp. 3.625% 3/17/16	200,000	210,413
Bank of America Corp. 4.500% 4/01/15	175,000	183,081
Bank of America Corp. 5.875% 2/07/42	95,000	108,651
Capital One Financial Corp. 2.125% 7/15/14	125,000	125,991
Capital One Financial Corp. 7.375% 5/23/14	170,000	174,378
Credit Suisse New York 5.500% 5/01/14	125,000	127,037
Discover Bank 2.000% 2/21/18	250,000	245,541
Export-Import Bank of Korea 1.750% 2/27/18	55,000	53,518
Export-Import Bank of Korea 4.000% 1/11/17	200,000	211,878
First Horizon National Corp. 5.375% 12/15/15	635,000	682,568
FirstMerit Corp. 4.350% 2/04/23	80,000	78,376
HSBC Holdings PLC 6.500% 9/15/37	125,000	147,842
ICICI Bank Ltd. (b) 4.700% 2/21/18	395,000	403,064
ICICI Bank Ltd. (b) 4.750% 11/25/16	290,000	302,292
ICICI Bank Ltd. (b) 5.500% 3/25/15	440,000	455,715

	Principal Amount	Value
JP Morgan Chase & Co. 3.375% 5/01/23	$140,000	$130,480
KFW 2.125% 1/17/23	600,000	550,920
Regions Financial Corp. 5.750% 6/15/15	260,000	277,036
Regions Financial Corp. 7.500% 5/15/18	130,000	153,827
Valley National Bancorp 5.125% 9/27/23	200,000	197,262
Wachovia Bank NA 6.600% 1/15/38	50,000	62,215
Wells Fargo & Co. (b) 4.480% 1/16/24	345,000	343,427
Zions Bancorp. 6.000% 9/15/15	7,000	7,369

		5,607,001

Beverages — 0.1%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	25,000	30,604
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	85,000	75,111
Molson Coors Brewing Co. 5.000% 5/01/42	75,000	73,384
Pernod Ricard SA (b) 2.950% 1/15/17	300,000	309,814

		488,913

Biotechnology — 0.0%
Amgen, Inc. 5.150% 11/15/41	225,000	224,164

Building Materials — 0.3%
CRH America, Inc. 8.125% 7/15/18	220,000	269,483
Lafarge SA (b) 6.200% 7/09/15	600,000	636,000
Masco Corp. 4.800% 6/15/15	560,000	583,800
Owens Corning, Inc. 6.500% 12/01/16	210,000	233,034
Owens Corning, Inc. 9.000% 6/15/19	55,000	67,902

		1,790,219

Chemicals — 0.5%
Ashland, Inc. 3.000% 3/15/16	659,000	672,180
Ashland, Inc. 6.875% 5/15/43	208,000	196,560
Cabot Corp. 5.000% 10/01/16	390,000	426,950

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CF Industries, Inc. 3.450% 6/01/23	$63,000	$57,533
Cytec Industries, Inc. 3.500% 4/01/23	65,000	59,727
Cytec Industries, Inc. 8.950% 7/01/17	75,000	90,431
The Dow Chemical Co. 8.550% 5/15/19	65,000	83,928
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	30,000	34,828
Ecolab, Inc. 4.350% 12/08/21	75,000	77,770
Incitec Pivot Finance LLC (b) 6.000% 12/10/19	110,000	120,388
Incitiec Pivot Ltd (b) 4.000% 12/07/15	463,000	481,459
Methanex Corp. 5.250% 3/01/22	20,000	21,174
NOVA Chemicals Corp. 8.625% 11/01/19	175,000	192,719
RPM International, Inc. 3.450% 11/15/22	250,000	228,296
RPM International, Inc. 6.125% 10/15/19	100,000	112,150
RPM International, Inc. 6.500% 2/15/18	205,000	232,276
Valspar Corp. 7.250% 6/15/19	125,000	148,166

		3,236,535

Commercial Services — 0.2%
The ADT Corp. 2.250% 7/15/17	290,000	285,378
Brambles USA, Inc. (b) 3.950% 4/01/15	250,000	258,514
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	57,000	60,135
ERAC USA Finance LLC (b) 2.800% 11/01/18	65,000	65,685
ERAC USA Finance LLC (b) 3.300% 10/15/22	150,000	139,369
ERAC USA Finance LLC (b) 6.700% 6/01/34	78,000	86,581
The Western Union Co. 5.930% 10/01/16	180,000	200,047

		1,095,709

Computers — 0.2%
Apple, Inc. 2.400% 5/03/23	240,000	215,811
Apple, Inc. 3.850% 5/04/43	115,000	96,074
Brocade Communications Systems, Inc. 6.875% 1/15/20	20,000	21,450

	Principal Amount	Value
EMC Corp. 3.375% 6/01/23	$304,000	$292,084
Hewlett-Packard Co. 2.125% 9/13/15	165,000	168,015
Hewlett-Packard Co. 2.200% 12/01/15	250,000	255,502
International Business Machines Corp. 5.600% 11/30/39	140,000	156,613

		1,205,549

Cosmetics & Personal Care — 0.1%
Avon Products, Inc. 5.000% 3/15/23	145,000	140,972
Avon Products, Inc. 6.500% 3/01/19	130,000	141,933
The Procter & Gamble Co. 5.800% 8/15/34	45,000	51,911

		334,816

Distribution & Wholesale — 0.0%
Arrow Electronics, Inc. 4.500% 3/01/23	105,000	100,980

Diversified Financial — 1.9%
Air Lease Corp. 3.375% 1/15/19	375,000	375,000
American Express Co. 6.150% 8/28/17	230,000	265,349
American Express Co. VRN 6.800% 9/01/66	20,000	21,310
American Express Co. 8.125% 5/20/19	135,000	172,250
BlackRock, Inc. 5.000% 12/10/19	90,000	101,618
BlackRock, Inc. 6.250% 9/15/17	225,000	261,062
Citigroup, Inc. 4.750% 5/19/15	10,000	10,523
Citigroup, Inc. 5.375% 8/09/20	245,000	278,722
Citigroup, Inc. 5.500% 10/15/14	83,000	86,083
Citigroup, Inc. 5.500% 2/15/17	500,000	550,918
Citigroup, Inc. 5.875% 1/30/42	100,000	112,387
Citigroup, Inc. 6.375% 8/12/14	188,000	194,321
Citigroup, Inc. 8.125% 7/15/39	90,000	126,242
Citigroup, Inc. 8.500% 5/22/19	123,000	157,635
Eaton Vance Corp. 3.625% 6/15/23	97,000	92,935

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Eaton Vance Corp. 6.500% 10/02/17	$16,000	$18,161
Ford Motor Credit Co. LLC 2.750% 5/15/15	75,000	76,938
Ford Motor Credit Co. LLC 3.000% 6/12/17	240,000	249,436
Ford Motor Credit Co. LLC 3.875% 1/15/15	1,175,000	1,212,429
Ford Motor Credit Co. LLC 8.700% 10/01/14	130,000	137,621
General Electric Capital Corp. 4.625% 1/07/21	225,000	245,351
General Electric Capital Corp. 6.875% 1/10/39	260,000	334,255
General Motors Financial Co., Inc. (b) 2.750% 5/15/16	170,000	172,125
The Goldman Sachs Group, Inc. 1.600% 11/23/15	290,000	293,117
The Goldman Sachs Group, Inc. 3.625% 2/07/16	120,000	125,938
The Goldman Sachs Group, Inc. 5.150% 1/15/14	775,000	776,176
The Goldman Sachs Group, Inc. 5.375% 3/15/20	225,000	250,229
The Goldman Sachs Group, Inc. 5.625% 1/15/17	455,000	501,382
The Goldman Sachs Group, Inc. 5.750% 1/24/22	200,000	225,138
The Goldman Sachs Group, Inc. 6.250% 2/01/41	60,000	69,144
The Goldman Sachs Group, Inc. 6.345% 2/15/34	75,000	75,675
The Goldman Sachs Group, Inc. 6.750% 10/01/37	75,000	83,441
Hyundai Capital America (b) 1.625% 10/02/15	145,000	145,726
Hyundai Capital America (b) 2.875% 8/09/18	135,000	135,513
IntercontinentalExchange Group, Inc. 4.000% 10/15/23	290,000	291,719
International Lease Finance Corp. 3.875% 4/15/18	270,000	270,675
International Lease Finance Corp. 5.750% 5/15/16	865,000	926,631
Janus Capital Group, Inc. 6.700% 6/15/17	375,000	417,591
JP Morgan Chase & Co. 3.450% 3/01/16	80,000	83,908
JP Morgan Chase & Co. 4.500% 1/24/22	200,000	211,546
JP Morgan Chase & Co. 4.950% 3/25/20	50,000	55,452

	Principal Amount	Value
JP Morgan Chase & Co. 5.600% 7/15/41	$195,000	$211,623
Lazard Group LLC 4.250% 11/14/20	410,000	409,110
Lazard Group LLC 6.850% 6/15/17	228,000	257,071
Leighton Finance USA Pty Ltd. (b) 5.950% 11/13/22	120,000	116,930
Merrill Lynch & Co., Inc. 7.750% 5/14/38	95,000	122,651
Morgan Stanley 3.800% 4/29/16	150,000	158,675
Morgan Stanley 4.000% 7/24/15	250,000	261,036
Morgan Stanley 5.450% 1/09/17	265,000	293,885
Morgan Stanley 5.625% 9/23/19	235,000	267,121
Morgan Stanley 5.750% 1/25/21	115,000	130,095
TD Ameritrade Holding Corp. 4.150% 12/01/14	90,000	92,921

		12,512,790

Electric — 0.8%
The AES Corp. 7.750% 10/15/15	79,000	87,295
Ameren Corp. 8.875% 5/15/14	545,000	560,629
CMS Energy Corp. 5.050% 2/15/18	400,000	438,569
CMS Energy Corp. 6.875% 12/15/15	50,000	55,520
Florida Power & Light Co. 4.950% 6/01/35	125,000	131,003
Georgia Power Co. 4.300% 3/15/42	106,000	95,359
IPALCO Enterprises, Inc. (b) 5.000% 5/01/18	400,000	419,000
IPALCO Enterprises, Inc. (b) 7.250% 4/01/16	240,000	263,400
Kansas Gas & Electric Co. 5.647% 3/29/21	201,619	210,911
LG&E and KU Energy LLC 4.375% 10/01/21	275,000	282,797
MidAmerican Energy Holdings Co. 5.950% 5/15/37	330,000	361,108
National Fuel Gas Co. 3.750% 3/01/23	125,000	117,967
Nevada Power Co. Series N 6.650% 4/01/36	135,000	164,791
Niagara Mohawk Power Corp. (b) 2.721% 11/28/22	200,000	184,029

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NiSource Finance Corp. 4.800% 2/15/44	$200,000	$180,453
NiSource Finance Corp. 5.800% 2/01/42	175,000	182,020
Oncor Electric Delivery Co. 6.800% 9/01/18	15,000	17,628
Oncor Electric Delivery Co. 7.500% 9/01/38	40,000	52,063
Pacific Gas & Electric Co. 5.800% 3/01/37	120,000	132,287
PPL Capital Funding, Inc. 1.900% 6/01/18	55,000	53,706
Puget Energy, Inc. 6.500% 12/15/20	271,000	308,353
Southern California Edison Co. 5.950% 2/01/38	105,000	122,208
State Grid Overseas Investment Ltd. (b) 1.750% 5/22/18	200,000	193,997
Tenaska Oklahoma I LP (b) 6.528% 12/30/14	67,916	68,843
Transelec SA (b) 4.625% 7/26/23	175,000	168,050
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	190,838	207,254
Virginia Electric and Power Co. 6.350% 11/30/37	150,000	180,790
Wisconsin Public Service Corp. 5.650% 11/01/17	225,000	252,055

		5,492,085

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	510,000	534,225

Electronics — 0.1%
Agilent Technologies, Inc. 3.875% 7/15/23	166,000	157,337
Amphenol Corp. 4.000% 2/01/22	100,000	96,276
Arrow Electronics, Inc. 6.000% 4/01/20	220,000	234,620
Avnet, Inc. 4.875% 12/01/22	123,000	123,518
Jabil Circuit, Inc. 7.750% 7/15/16	185,000	210,437
PerkinElmer, Inc. 5.000% 11/15/21	150,000	151,363

		973,551

Engineering & Construction — 0.0%
BAA Funding Ltd. (b) 2.500% 6/25/17	200,000	202,641

Entertainment — 0.0%
International Game Technology 5.500% 6/15/20	125,000	133,107

	Principal Amount	Value
Environmental Controls — 0.0%
Republic Services, Inc. 3.800% 5/15/18	$140,000	$148,279
Republic Services, Inc. 5.250% 11/15/21	25,000	27,256

		175,535

Foods — 0.3%
ConAgra Foods, Inc. 4.950% 8/15/20	150,000	161,039
ConAgra Foods, Inc. 6.625% 8/15/39	75,000	85,109
ConAgra Foods, Inc. 7.000% 4/15/19	195,000	231,097
Delhaize Group 6.500% 6/15/17	210,000	235,849
Kraft Foods, Inc. 4.125% 2/09/16	280,000	296,844
Kraft Foods, Inc. 6.500% 2/09/40	90,000	107,550
Safeway, Inc. 3.400% 12/01/16	100,000	104,041
TreeHouse Foods, Inc. 7.750% 3/01/18	375,000	392,813
Tyson Foods, Inc. 4.500% 6/15/22	175,000	178,179
Tyson Foods, Inc. 6.600% 4/01/16	220,000	245,577
WM Wrigley Jr. Co. (b) 2.400% 10/21/18	80,000	79,509

		2,117,607

Forest Products & Paper — 0.1%
Domtar Corp. 9.500% 8/01/16	30,000	35,347
Domtar Corp. 10.750% 6/01/17	40,000	49,925
International Paper Co. 4.750% 2/15/22	100,000	104,842
International Paper Co. 7.300% 11/15/39	110,000	135,819
International Paper Co. 9.375% 5/15/19	70,000	91,817
The Mead Corp. 7.550% 3/01/47	260,000	263,307
Plum Creek Timberlands LP 3.250% 3/15/23	195,000	175,346

		856,403

Gas — 0.0%
Boston Gas Co. (b) 4.487% 2/15/42	100,000	94,531

Hand & Machine Tools — 0.0%
Kennametal, Inc. 2.650% 11/01/19	150,000	146,062

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Health Care – Products — 0.1%
Boston Scientific Corp. 6.000% 1/15/20	$170,000	$195,165
Hospira, Inc. 5.200% 8/12/20	150,000	155,627
Johnson & Johnson 5.850% 7/15/38	40,000	47,341

		398,133

Health Care – Services — 0.2%
Cigna Corp. 2.750% 11/15/16	175,000	182,144
Cigna Corp. 5.125% 6/15/20	100,000	110,915
HCA, Inc. 8.500% 4/15/19	160,000	169,600
Howard Hughes Medical Institute 3.500% 9/01/23	150,000	147,504
Kaiser Foundation Hospitals 3.500% 4/01/22	75,000	71,090
Roche Holdings, Inc. (b) 6.000% 3/01/19	55,000	64,363
UnitedHealth Group, Inc. 2.750% 2/15/23	80,000	73,252
UnitedHealth Group, Inc. 3.950% 10/15/42	55,000	46,643
UnitedHealth Group, Inc. 6.875% 2/15/38	230,000	286,459
WellPoint, Inc., Convertible 2.750% 10/15/42	100,000	135,375

		1,287,345

Holding Company – Diversified — 0.0%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	220,000	248,881

Home Furnishing — 0.0%
Whirlpool Corp. 3.700% 3/01/23	110,000	105,156
Whirlpool Corp. 5.150% 3/01/43	50,000	48,207
Whirlpool Corp. 8.600% 5/01/14	90,000	92,358

		245,721

Household Products — 0.0%
Avery Dennison Corp. 3.350% 4/15/23	70,000	63,814
Church & Dwight Co., Inc. 3.350% 12/15/15	150,000	156,660

		220,474

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	135,000	136,736

	Principal Amount	Value
Newell Rubbermaid, Inc. 2.050% 12/01/17	$150,000	$148,625
Toro Co. 7.800% 6/15/27	165,000	192,045

		477,406

Insurance — 1.0%
Aflac, Inc. 3.625% 6/15/23	235,000	227,474
Aflac, Inc. 8.500% 5/15/19	110,000	140,492
The Allstate Corp. 5.550% 5/09/35	150,000	163,964
The Allstate Corp. VRN 5.750% 8/15/53	320,000	322,400
The Allstate Corp. 7.450% 5/16/19	35,000	43,522
American International Group, Inc. 3.000% 3/20/15	250,000	256,771
Arch Capital Group US, Inc. 5.144% 11/01/43	170,000	169,982
The Chubb Corp. VRN 6.375% 3/29/67	245,000	265,213
CNA Financial Corp. 7.350% 11/15/19	180,000	218,198
Five Corners Funding Trust (b) 4.419% 11/15/23	215,000	211,930
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	290,000	301,279
ING US, Inc. 5.500% 7/15/22	125,000	135,937
ING US, Inc. VRN 5.650% 5/15/53	205,000	199,363
Liberty Mutual Group, Inc. (b) 4.250% 6/15/23	97,000	93,657
Lincoln National Corp. 4.300% 6/15/15	100,000	104,836
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	200,000	213,206
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	100,000	106,382
MetLife Capital Trust IV (b) 7.875% 12/15/37	345,000	395,887
MetLife, Inc. Series A 6.817% 8/15/18	45,000	53,840
Principal Financial Group, Inc. 8.875% 5/15/19	120,000	153,424
The Progressive Corp. VRN 6.700% 6/15/17	356,000	384,480
Prudential Financial, Inc. 3.875% 1/14/15	210,000	217,091
Prudential Financial, Inc. 4.500% 11/15/20	125,000	134,099

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Prudential Financial, Inc. 4.750% 9/17/15	$375,000	$399,616
Prudential Financial, Inc. VRN 5.200% 3/15/44	305,000	295,087
Prudential Financial, Inc. 6.200% 11/15/40	75,000	86,086
Prudential Financial, Inc. VRN 8.875% 6/15/38	260,000	316,225
QBE Insurance Group Ltd. (b) 2.400% 5/01/18	115,000	110,481
Reinsurance Group of America, Inc. 4.700% 9/15/23	225,000	227,510
Reinsurance Group of America, Inc. 5.000% 6/01/21	225,000	236,123
Reinsurance Group of America, Inc. 6.450% 11/15/19	220,000	253,684
The Travelers Cos., Inc. 6.250% 6/15/37	125,000	149,846
Willis Group Holdings PLC 4.125% 3/15/16	55,000	57,581
Willis North America, Inc. 7.000% 9/29/19	97,000	112,236

		6,757,902

Internet — 0.1%
Baidu, Inc. 3.250% 8/06/18	285,000	288,078
Expedia, Inc. 7.456% 8/15/18	380,000	442,387

		730,465

Investment Companies — 0.1%
Xstrata Finance Canada (b) 2.850% 11/10/14	225,000	228,123
Xstrata Finance Canada Ltd. (b) 2.050% 10/23/15	225,000	227,864
Xstrata Finance Canada Ltd. (b) 5.800% 11/15/16	195,000	214,844

		670,831

Iron & Steel — 0.4%
Allegheny Technologies, Inc. 9.375% 6/01/19	180,000	219,916
ArcelorMittal 4.250% 8/05/15	414,000	428,490
ArcelorMittal 5.750% 8/05/20	285,000	302,813
ArcelorMittal 9.500% 2/15/15	555,000	602,869
Cliffs Natural Resources, Inc. 3.950% 1/15/18	175,000	176,714
Gerdau Trade, Inc. (b) 4.750% 4/15/23	205,000	188,600
Reliance Steel & Aluminum Co. 4.500% 4/15/23	145,000	142,233

	Principal Amount	Value
Reliance Steel & Aluminum Co. 6.200% 11/15/16	$245,000	$268,389
Reliance Steel & Aluminum Co. 6.850% 11/15/36	255,000	255,121

		2,585,145

Leisure Time — 0.0%
Carnival Corp. 1.875% 12/15/17	125,000	124,192

Lodging — 0.3%
Choice Hotels International, Inc. 5.700% 8/28/20	250,000	263,125
Hyatt Hotels Corp. 3.375% 7/15/23	95,000	87,094
Hyatt Hotels Corp. 5.375% 8/15/21	25,000	26,754
Marriott International, Inc. 3.250% 9/15/22	265,000	247,062
Marriott International, Inc. 3.375% 10/15/20	215,000	212,916
Marriott International, Inc. 5.810% 11/10/15	70,000	76,051
Marriott International, Inc. 6.200% 6/15/16	455,000	506,080
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	40,000	46,296
Wyndham Worldwide Corp. 2.500% 3/01/18	200,000	199,321
Wyndham Worldwide Corp. 2.950% 3/01/17	75,000	76,069
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750% 8/15/20	425,000	477,062

		2,217,830

Machinery – Diversified — 0.2%
CNH Capital LLC (b) 3.250% 2/01/17	105,000	106,837
CNH Capital LLC 3.625% 4/15/18	116,000	117,595
CNH Capital LLC 3.875% 11/01/15	380,000	392,350
CNH Capital LLC 6.250% 11/01/16	220,000	242,825
Roper Industries, Inc. 3.125% 11/15/22	175,000	160,384
Xylem, Inc. 3.550% 9/20/16	200,000	210,071
Xylem, Inc. 4.875% 10/01/21	100,000	104,244

		1,334,306

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Manufacturing — 0.3%
Carlisle Cos., Inc. 3.750% 11/15/22	$160,000	$149,563
Eaton Corp. 1.500% 11/02/17	140,000	137,247
General Electric Co. 4.125% 10/09/42	270,000	249,442
Harsco Corp 2.700% 10/15/15	758,000	769,456
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	180,000	211,841
SPX Corp. 7.625% 12/15/14	143,000	150,508
Textron, Inc. 6.200% 3/15/15	180,000	190,946
Tyco Electronics Group SA 6.550% 10/01/17	200,000	228,879

		2,087,882

Media — 0.3%
21st Century Fox America, Inc. 6.900% 8/15/39	100,000	119,185
CBS Corp. 7.875% 7/30/30	210,000	261,278
Comcast Corp. 6.400% 5/15/38	175,000	202,081
Globo Comunicacao e Participacoes SA (b) 4.875% 4/11/22	275,000	272,250
NBCUniversal Media LLC 6.400% 4/30/40	20,000	22,992
Time Warner Cable, Inc. 4.000% 9/01/21	150,000	139,313
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	103,587
Time Warner Cable, Inc. 8.250% 4/01/19	45,000	52,718
Time Warner Cable, Inc. 8.750% 2/14/19	65,000	77,535
Time Warner, Inc. 4.700% 1/15/21	125,000	132,711
Time Warner, Inc. 6.100% 7/15/40	135,000	147,334
Time Warner, Inc. 6.250% 3/29/41	25,000	27,762
Viacom, Inc. 6.250% 4/30/16	195,000	217,439

		1,776,185

Metal Fabricate & Hardware — 0.0%
The Timken Co. 6.000% 9/15/14	125,000	129,451

	Principal Amount	Value
Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc. 2.375% 3/15/18	$105,000	$104,743
Freeport-McMoRan Copper & Gold, Inc. 5.450% 3/15/43	155,000	148,340
Newcrest Finance Property Ltd. (b) 4.450% 11/15/21	250,000	207,961
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	255,000	332,934
Vale Overseas Ltd. 6.250% 1/23/17	305,000	338,287
Vale Overseas Ltd. 6.875% 11/10/39	80,000	82,754
Vulcan Materials Co. 6.500% 12/01/16	105,000	117,600

		1,332,619

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.750% 1/15/16	125,000	131,778
Pitney Bowes, Inc. 4.750% 5/15/18	20,000	20,891
Pitney Bowes, Inc. 5.750% 9/15/17	170,000	187,338
Xerox Corp. 4.250% 2/15/15	150,000	155,614
Xerox Corp. 5.625% 12/15/19	10,000	11,028

		506,649

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	109,821

Oil & Gas — 1.0%
Anadarko Petroleum Corp. 6.450% 9/15/36	135,000	151,596
Chesapeake Energy Corp. 3.250% 3/15/16	725,000	732,250
Chesapeake Energy Corp. 9.500% 2/15/15	300,000	325,125
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	45,000	41,962
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	460,000	466,900
ConocoPhillips 6.500% 2/01/39	110,000	137,942
Devon Energy Corp. 5.600% 7/15/41	175,000	182,367
Ecopetrol SA 4.250% 9/18/18	40,000	42,200
EQT Corp. 4.875% 11/15/21	110,000	112,806
KazMunayGas National Co. JSC (b) 4.400% 4/30/23	200,000	185,500

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Motiva Enterprises LLC (b) 5.750% 1/15/20	$215,000	$244,158
Motiva Enterprises LLC (b) 6.850% 1/15/40	170,000	208,505
Newfield Exploration Co. 6.875% 2/01/20	200,000	214,250
Nexen, Inc. 7.500% 7/30/39	25,000	31,881
Pemex Project Funding Master Trust 6.625% 6/15/38	37,000	38,110
Petrobras Global Finance BV 2.000% 5/20/16	195,000	194,846
Petrobras Global Finance BV 3.000% 1/15/19	110,000	102,942
Petrobras International Finance Co. 3.875% 1/27/16	275,000	283,102
Petrobras International Finance Co. 5.375% 1/27/21	240,000	238,173
Petrobras International Finance Co. 6.750% 1/27/41	100,000	93,043
Petroleos Mexicanos 5.500% 1/21/21	285,000	306,375
Phillips 66 4.300% 4/01/22	100,000	101,622
Phillips 66 5.875% 5/01/42	100,000	108,455
Pioneer Natural Resources Co. 5.875% 7/15/16	240,000	266,229
Rowan Cos., Inc. 4.875% 6/01/22	325,000	329,794
Rowan Cos., Inc. 5.000% 9/01/17	160,000	173,403
Shell International Finance BV 5.500% 3/25/40	75,000	83,320
Talisman Energy, Inc. 5.500% 5/15/42	125,000	117,737
Talisman Energy, Inc. 7.750% 6/01/19	205,000	245,522
Tesoro Corp. 9.750% 6/01/19	165,000	178,612
Transocean, Inc. 4.950% 11/15/15	440,000	471,346
Transocean, Inc. 5.050% 12/15/16	200,000	220,934
Valero Energy Corp. 6.125% 2/01/20	200,000	228,445

		6,859,452

Oil & Gas Services — 0.2%
Baker Hughes, Inc. 5.125% 9/15/40	200,000	211,741
Superior Energy Services, Inc. 7.125% 12/15/21	458,000	510,670

	Principal Amount	Value
Weatherford International Ltd. 4.500% 4/15/22	$125,000	$125,788
Weatherford International Ltd. 5.950% 4/15/42	100,000	100,194
Weatherford International Ltd. 6.000% 3/15/18	75,000	84,171

		1,032,564

Packaging & Containers — 0.0%
Brambles USA Inc., Series A (b) 5.350% 4/01/20	90,000	97,394
Sonoco Products Co. 4.375% 11/01/21	125,000	127,009

		224,403

Pharmaceuticals — 0.3%
AbbVie, Inc. 4.400% 11/06/42	75,000	69,950
McKesson Corp. 4.750% 3/01/21	150,000	158,894
McKesson Corp. 6.000% 3/01/41	125,000	140,142
Medco Health Solutions, Inc. 2.750% 9/15/15	250,000	258,068
Merck Sharp & Dohme Corp. 5.850% 6/30/39	45,000	52,309
Mylan, Inc. (b) 7.875% 7/15/20	575,000	650,637
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	80,000	87,627
Warner Chilcott Co. LLC 7.750% 9/15/18	210,000	227,325
Zoetis, Inc. 3.250% 2/01/23	80,000	74,854

		1,719,806

Pipelines — 0.6%
Boardwalk Pipelines LLC 5.500% 2/01/17	175,000	190,531
CenterPoint Energy Resources Corp. 4.500% 1/15/21	100,000	106,663
CenterPoint Energy Resources Corp. 5.850% 1/15/41	100,000	113,415
DCP Midstream LLC (b) 9.750% 3/15/19	20,000	24,885
DCP Midstream Operating LLC 3.875% 3/15/23	40,000	36,835
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	125,000	131,471
Enable Oklahoma Intrastate Transmission LLC (b) 6.875% 7/15/14	590,000	606,666

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Energy Transfer Partners LP FRN 3.259% 11/01/66	$250,000	$227,500
Enterprise Products Operating LP 3.200% 2/01/16	100,000	104,313
Enterprise Products Operating LP 5.950% 2/01/41	150,000	163,358
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	150,000	156,356
Kern River Funding Corp. (b) 4.893% 4/30/18	315,000	340,787
Kinder Morgan Energy Partners LP 6.000% 2/01/17	130,000	145,716
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	131,497
Kinder Morgan Energy Partners LP 6.950% 1/15/38	10,000	11,488
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	150,000	164,367
ONEOK Partners LP 3.250% 2/01/16	100,000	103,975
ONEOK Partners LP 6.125% 2/01/41	120,000	127,075
Southern Natural Gas Co. LLC (b) 5.900% 4/01/17	250,000	280,170
Texas Eastern Transmission LP (b) 6.000% 9/15/17	175,000	198,592
TransCanada PipeLines Ltd. 6.200% 10/15/37	125,000	142,403
The Williams Cos., Inc. 3.700% 1/15/23	100,000	87,281
Williams Partners LP 5.250% 3/15/20	365,000	399,118

		3,994,462

Real Estate — 0.0%
AMB Property LP 4.500% 8/15/17	175,000	189,004
Post Apartment Homes LP 3.375% 12/01/22	50,000	46,060

		235,064

Real Estate Investment Trusts (REITS) — 0.6%
American Tower Corp. 3.400% 2/15/19	185,000	188,340
American Tower Corp. 4.500% 1/15/18	330,000	353,517
Boston Properties LP 3.700% 11/15/18	100,000	105,488
Boston Properties LP 4.125% 5/15/21	140,000	143,023
Brandywine Operating Partners LP 4.950% 4/15/18	200,000	215,090
DCT Industrial Operating Partnership LP (b) 4.500% 10/15/23	140,000	136,037

	Principal Amount	Value
DDR Corp. 4.750% 4/15/18	$60,000	$64,724
DDR Corp. 7.875% 9/01/20	60,000	74,123
Developers Diversified Realty Corp. 5.500% 5/01/15	390,000	412,104
Duke Realty LP 8.250% 8/15/19	225,000	278,587
ERP Operating LP 4.625% 12/15/21	75,000	79,069
Federal Realty Investment Trust 5.900% 4/01/20	55,000	63,155
HCP, Inc. 2.625% 2/01/20	180,000	171,574
Highwoods Realty LP 7.500% 4/15/18	265,000	309,260
Liberty Property LP 3.375% 6/15/23	125,000	113,766
ProLogis LP 2.750% 2/15/19	90,000	89,377
ProLogis LP 3.350% 2/01/21	365,000	354,460
Realty Income Corp. 2.000% 1/31/18	465,000	455,402
Simon Property Group LP 5.650% 2/01/20	35,000	39,794
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	100,000	100,629

		3,747,519

Retail — 0.3%
CVS Caremark Corp. 6.125% 9/15/39	175,000	198,471
CVS Pass-Through Trust (b) 5.926% 1/10/34	310,390	338,281
The Home Depot, Inc. 5.950% 4/01/41	150,000	174,162
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	110,000	128,644
McDonald’s Corp. 6.300% 10/15/37	100,000	121,859
O’Reilly Automotive, Inc. 3.850% 6/15/23	105,000	100,763
O’Reilly Automotive, Inc. 4.875% 1/14/21	150,000	157,226
QVC, Inc. 4.375% 3/15/23	150,000	140,241
QVC, Inc. 5.125% 7/02/22	30,000	29,673
Wal-Mart Stores, Inc. 5.625% 4/01/40	370,000	417,952

		1,807,272

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Savings & Loans — 0.2%
First Niagara Financial Group, Inc. 7.250% 12/15/21	$175,000	$202,356
Glencore Funding LLC (b) 1.700% 5/27/16	156,000	156,131
Glencore Funding LLC (b) 2.500% 1/15/19	252,000	244,016
Glencore Funding LLC (b) 6.000% 4/15/14	500,000	507,190
Washington Mutual Bank (c) 5.650% 8/15/14	775,000	78

		1,109,771

Semiconductors — 0.2%
Applied Materials, Inc. 5.850% 6/15/41	250,000	258,884
Intel Corp., Convertible 2.950% 12/15/35	200,000	224,000
Micron Technology, Inc., Convertible (b) 2.125% 2/15/33	226,000	465,984
Micron Technology, Inc., Convertible 3.000% 11/15/43	85,000	83,672

		1,032,540

Software — 0.1%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	110,000	110,663
CA, Inc. 2.875% 8/15/18	125,000	124,670
CA, Inc. 5.375% 12/01/19	270,000	300,222
ManTech International Corp. 7.250% 4/15/18	220,000	231,550
Microsoft Corp. 3.000% 10/01/20	80,000	81,539

		848,644

Telecommunications — 0.9%
America Movil SAB de CV 5.000% 3/30/20	130,000	140,798
America Movil SAB de CV 6.125% 3/30/40	135,000	142,846
AT&T, Inc. 6.500% 9/01/37	300,000	337,480
AT&T, Inc. 6.550% 2/15/39	25,000	28,382
British Telecom PLC 9.625% 12/15/30	55,000	82,073
CenturyLink, Inc. 6.150% 9/15/19	140,000	147,700
CenturyLink, Inc. 7.600% 9/15/39	45,000	40,050
CenturyLink, Inc. 7.650% 3/15/42	65,000	58,013

	Principal Amount	Value
Cisco Systems, Inc. 5.500% 1/15/40	$55,000	$58,192
Deutsche Telekom International Finance BV 8.750% 6/15/30	60,000	84,647
Embarq Corp. 7.082% 6/01/16	110,000	122,914
ENTEL Chile SA (b) 4.875% 10/30/24	200,000	195,372
Juniper Networks, Inc. 4.600% 3/15/21	100,000	101,428
Juniper Networks, Inc. 5.950% 3/15/41	175,000	172,778
Qwest Corp. 8.375% 5/01/16	550,000	628,460
Rogers Communications, Inc. 6.800% 8/15/18	20,000	23,837
Rogers Communications, Inc. 7.500% 8/15/38	30,000	37,823
Telecom Italia Capital 6.000% 9/30/34	45,000	38,981
Telecom Italia Capital 6.175% 6/18/14	221,000	225,972
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	150,000	145,796
Telefonica Emisiones SAU 3.992% 2/16/16	300,000	315,119
Telefonica Emisiones SAU 5.462% 2/16/21	125,000	131,893
Telefonica Emisiones SAU 6.421% 6/20/16	93,000	103,635
Verizon Communications, Inc. 2.500% 9/15/16	115,000	118,914
Verizon Communications, Inc. 3.650% 9/14/18	135,000	142,906
Verizon Communications, Inc. 5.150% 9/15/23	225,000	241,581
Verizon Communications, Inc. 6.550% 9/15/43	325,000	380,237
Verizon Communications, Inc. 8.750% 11/01/18	195,000	249,517
Verizon Global Funding Corp. 7.750% 12/01/30	150,000	191,587
Virgin Media Finance PLC 8.375% 10/15/19	975,000	1,065,187

		5,754,118

Transportation — 0.2%
Asciano Finance (b) 3.125% 9/23/15	160,000	163,621
Asciano Finance (b) 4.625% 9/23/20	105,000	105,109
Asciano Finance (b) 5.000% 4/07/18	250,000	265,057

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Burlington Northern Santa Fe LLC 6.750% 3/15/29	$190,000	$217,954
Canadian National Railway Co. 5.850% 11/15/17	140,000	159,194
Con-way, Inc. 7.250% 1/15/18	75,000	86,204
CSX Corp. 7.250% 5/01/27	50,000	59,945
Norfolk Southern Corp. 6.000% 5/23/2111	100,000	105,883
Union Pacific Corp. 4.000% 2/01/21	125,000	130,434

		1,293,401

Trucking & Leasing — 0.3%
GATX Corp. 3.500% 7/15/16	250,000	260,702
GATX Corp. 3.900% 3/30/23	95,000	89,994
GATX Corp. 4.750% 5/15/15	85,000	89,310
GATX Corp. 4.750% 6/15/22	150,000	152,548
GATX Corp. 8.750% 5/15/14	480,000	494,330
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 3/15/16	620,000	635,201
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 3.125% 5/11/15	250,000	257,120
TTX Co. (b) 4.150% 1/15/24	255,000	250,957

		2,230,162

TOTAL CORPORATE DEBT (Cost $94,474,423)		96,631,765

MUNICIPAL OBLIGATIONS — 0.2%
JobsOhio Beverage System Series B 4.532% 1/01/35	325,000	298,766
State of California 5.950% 4/01/16	175,000	193,762
State of California BAB 7.550% 4/01/39	120,000	155,216
State of California BAB 7.600% 11/01/40	350,000	461,100
State of Illinois 5.365% 3/01/17	575,000	624,019

		1,732,863

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,748,363)		1,732,863

	Principal Amount	Value

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.8%
Automobile ABS — 0.2%
California Republic Auto Receivables Trust, Series 2012-1, Class A (b) 1.180% 8/15/17	$218,283	$218,710
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	235,153	233,107
CPS Auto Receivables Trust, Series 2012-A, Class A (b) 2.780% 6/17/19	107,187	108,817
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A (b) 2.610% 3/15/19	160,862	161,836
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (b) 1.290% 10/16/17	177,937	178,152
Flagship Credit Auto Trust, Series 2013-2, Class A (b) 1.940% 1/15/19	308,276	307,627
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (b) 1.230% 12/15/15	45,713	45,743
Rental Car Finance Corp., Series 2011-1A, Class A1 (b) 2.510% 2/25/16	155,000	157,150
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B (b) 2.060% 6/15/17	26,275	26,276
Tidewater Auto Receivables Trust, Series 2012-AA, Class A2 (b) 1.210% 8/15/15	21,024	21,027

		1,458,445

Commercial MBS — 1.7%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.746% 2/10/51	375,000	415,703
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 5.813% 2/10/51	220,000	242,720
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.207% 2/10/51	360,000	409,388
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.250% 2/10/51	215,000	241,728
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	350,000	382,835

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	$225,000	$245,486
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	425,000	461,604
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	235,000	263,469
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	275,000	308,065
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.751% 9/11/38	400,000	433,096
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	155,000	174,431
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	195,000	185,233
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AM VRN 5.650% 12/10/49	225,000	251,378
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.800% 12/10/49	476,000	537,723
DBRR Trust, Series 2013-EZ3, Class A VRN (b) 1.636% 12/18/49	327,442	327,954
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	225,000	235,050
DBUBS Mortgage Trust, Series 2011-LC1A, Class B VRN (b) 5.471% 11/10/46	110,000	120,544
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 5.820% 7/10/38	487,995	533,382
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (b) 4.948% 1/10/45	100,000	107,614
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	725,000	787,476

	Principal Amount	Value
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	$260,000	$288,185
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (b) 5.200% 6/15/44	250,000	268,510
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	217,231
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	440,000	484,807
Morgan Stanley Capital I, Series 2006-HQ8, Class AM VRN 5.466% 3/12/44	275,000	296,921
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	233,737	236,594
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.281% 1/11/43	180,000	207,218
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	298,202	295,220
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.564% 8/15/39	200,000	212,807
VNO Mortgage Trust, Series 2013-PENN, Class A (b) 3.808% 12/13/29	240,000	244,708
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	270,000	295,306
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	750,000	823,156
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 5.925% 2/15/51	190,000	209,141
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	79,301	82,886
Wells Fargo Reremic Trust, Series 2012-IO, Class A (b) 1.750% 8/20/21	194,848	193,679
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	175,000	182,367
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	200,000	209,927
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	190,000	192,474

		11,606,016

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Equity ABS — 1.0%
Aames Mortgage Investment Trust, Series 2005-1, Class M4 FRN 1.290% 6/25/35	$200,000	$185,912
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.890% 1/25/35	390,000	366,481
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.434% 8/25/35	124,531	122,606
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.524% 7/25/35	30,803	30,693
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.534% 11/25/34	88,174	87,480
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1 FRN 1.124% 9/25/34	165,000	153,508
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.824% 6/25/35	149,006	145,583
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.839% 2/25/35	105,373	102,797
Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class M1 FRN 0.617% 4/28/39	230,000	213,765
Bear Stearns Asset Backed Securities I Trust, Series 2006-EC2, Class M1 FRN 0.565% 2/25/36	148,396	130,189
Bear Stearns Asset-Backed Securities Trust, Series 2005-3, Class A1 FRN 0.615% 9/25/35	43,612	43,408
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1 FRN (b) 0.365% 11/25/45	317,817	305,515
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.575% 12/25/33	40,209	39,801
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.595% 7/25/35	116,430	111,981
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.615% 8/25/35	153,994	145,597
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.625% 9/25/34	42,294	41,965
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.655% 12/25/35	85,131	84,403

	Principal Amount	Value
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.585% 5/25/36	$314,205	$304,263
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.615% 7/25/35	321,978	301,381
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.405% 1/25/36	127,661	124,331
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.595% 4/25/35	119,670	112,183
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.335% 8/25/36	110,294	106,636
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.345% 7/25/36	21,619	21,577
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.825% 10/25/35	123,185	118,811
JP Morgan Mortgage Acquisition Corp., Series 2005-FLD1, Class M2 FRN 0.655% 7/25/35	175,476	172,076
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.945% 12/25/32	171,462	166,015
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.445% 8/25/45	20,751	20,632
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.915% 2/25/35	41,027	40,710
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.960% 2/25/35	290,000	268,837
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.990% 6/25/35	398,492	378,563
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.885% 3/25/35	295,000	271,791
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.902% 6/28/35	433,289	431,456
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (b) 0.932% 6/28/35	220,000	204,712
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.665% 7/25/35	288,695	276,931

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.635% 5/25/35	$32,570	$32,162
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.425% 9/25/35	167,644	163,251
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.545% 8/25/35	194,201	190,403
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.665% 3/25/35	162,234	158,510
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.355% 3/25/36	58,112	57,740
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.415% 1/25/36	44,389	44,036
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.595% 11/25/35	285,000	279,297
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.505% 3/25/36	50,509	50,144
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.525% 8/25/35	119,222	117,209

		6,725,341

Other ABS — 0.8%
ARL First LLC, Series 2012-1A, Class A2 (b) 3.810% 12/15/42	130,000	126,059
Cajun Global LLC, Series 2011-1A, Class A2 (b) 5.955% 2/20/41	211,767	222,424
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (b) 4.474% 3/20/43	153,256	156,325
CLI Funding LLC, Series 2006-1A, Class A FRN (b) 0.345% 8/18/21	96,810	95,026
Diamond Resorts Owner Trust, Series 2013-2, Class A (b) 2.270% 5/20/26	446,169	446,118
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	292,125	311,750
EdLinc Student Loan Funding Trust, Series 2012-1, Class B FRN (b) 4.405% 11/26/40	270,000	295,625

	Principal Amount	Value
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	$431,060	$423,317
Global SC Finance SRL, Series 2013-2A, Class A (b) 3.670% 11/17/28	262,792	261,999
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.418% 6/02/17	250,000	253,795
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	177,640	177,578
Horizon Funding Trust, Series 2013-1A, Class A (b) 3.000% 5/15/18	233,621	233,621
Icon Brands Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	56,850	56,526
New York City Tax Lien, Series 2012-AA, Class A (b) 1.230% 11/10/25	122,619	122,618
Newport Waves CDO (Acquired 3/30/07, Cost $948,898), Series 2007-1A, Class A3LS FRN (b) (d) 0.845% 6/20/14	950,000	948,100
Sierra Receivables Funding Co. LLC, Series 2012-3A, Class A (b) 1.870% 8/20/29	127,988	128,324
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	129,155	131,462
Sierra Receivables Funding Co. LLC, Series 2011-1A, Class A (b) 3.350% 4/20/26	160,032	164,188
Structured Receivables Finance LLC, Series 2010-B, Class A (b) 3.730% 8/15/36	162,209	165,938
TAL Advantage LLC, Series 2006-1A FRN (b) 0.376% 4/20/21	303,333	299,421
Trinity Rail Leasing LP, Series 2004-1A, Class A (b) 5.270% 8/14/27	113,489	120,841
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	142,284	150,837

		5,291,892

Student Loans ABS — 0.9%
Access Group, Inc., Series 2002-1, Class A4 VRN 0.030% 9/01/37	225,000	208,747

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Access Group, Inc., Series 2007-A, Class A2 FRN 0.368% 8/25/26	$70,707	$70,058
Access Group, Inc., Series 2008-1, Class A FRN 1.538% 10/27/25	153,516	154,775
Access Group, Inc., Series 2003-A, Class A3 FRN 1.660% 7/01/38	395,733	350,866
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.664% 1/25/47	350,000	299,250
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.347% 12/28/21	6,504	6,500
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.403% 12/15/22	152,694	151,862
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.667% 6/15/43	500,000	494,375
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.667% 6/15/43	200,000	195,660
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.910% 6/15/43	150,000	127,331
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.358% 11/25/26	242,753	240,465
Goal Capital Funding Trust, Series 2007-1, Class C1 FRN (b) 0.646% 6/25/42	180,474	169,814
Goal Capital Funding Trust, Series 2006-1, Class B FRN 0.688% 8/25/42	198,587	170,824
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.538% 10/28/41	295,155	290,814
National Collegiate Student Loan Trust, Series 2004-2, Class A3 FRN 0.375% 4/26/27	22,698	22,679
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 0.965% 4/25/46	133,967	135,029
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.448% 5/28/26	133,201	132,731
Panhandle-Plains Student Finance Corp., Series 2001-A2 1.665% 12/01/31	300,000	290,988

	Principal Amount	Value
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.414% 7/15/36	$815,000	$799,259
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.544% 7/15/36	125,000	114,724
SLM Student Loan Trust, Series 2002-7, Class A10 FRN (b) 0.960% 3/15/28	190,000	190,000
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.657% 12/15/16	150,000	150,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.658% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 2.600% 6/17/30	350,000	350,000
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.671% 6/17/30	50,000	48,531
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 3.390% 12/17/46	375,000	334,687

		5,599,969

WL Collateral CMO — 0.2%
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.909% 2/25/34	30,773	30,055
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.010% 9/25/33	7,832	7,042
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.563% 8/25/34	23,084	21,706
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.356% 1/19/38	360,623	289,928
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.525% 7/25/35	24,998	24,459
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.275% 5/25/37	379,218	248,505
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.371% 8/25/34	89,474	75,295
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.415% 8/25/36	92,129	84,137
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.274% 2/25/34	11,170	10,364

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.494% 7/25/33	$5,741	$5,763
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	281	282
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (b) 2.500% 3/23/51	90,262	91,418
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.425% 7/25/35	18,655	18,449
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.575% 3/25/34	58,464	58,392
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.543% 4/25/44	131,627	129,309

		1,095,104

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.415% 11/25/37	169,093	166,178
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.744% 6/25/32	34,524	31,902

		198,080

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $31,698,192)		31,974,847

SOVEREIGN DEBT OBLIGATIONS — 0.4%
Brazilian Government International Bond 4.875% 1/22/21	100,000	105,500
Mexico Government International Bond 4.750% 3/08/44	360,000	324,450
Peruvian Government International Bond 6.550% 3/14/37	95,000	109,250
Poland Government International Bond 6.375% 7/15/19	230,000	268,812
Province of Quebec Canada 2.625% 2/13/23	442,000	405,997
Province of Quebec Canada 7.500% 9/15/29	90,000	119,008
Republic of Brazil International Bond 5.625% 1/07/41	305,000	295,850
Republic of Turkey International Bond 3.250% 3/23/23	200,000	164,500
Republic of Turkey International Bond 4.875% 4/16/43	81,000	62,006

	Principal Amount	Value
Republic of Turkey International Bond 6.750% 4/03/18	$145,000	$157,470
United Mexican States 5.125% 1/15/20	200,000	221,600
United Mexican States 6.750% 9/27/34	160,000	188,800

		2,423,243

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,474,445)		2,423,243

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 7.7%
Collateralized Mortgage Obligations — 0.0%
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	216,678	244,420

Pass-Through Securities — 7.7%
Federal Home Loan Mortgage Corp.
Pool #Q15841 3.000% 2/01/43	1,625,417	1,542,241
Pool #E85346 6.000% 9/01/16	10,453	11,003
Pool #E85389 6.000% 9/01/16	6,241	6,553
Pool #E85542 6.000% 10/01/16	14,967	15,714
Pool #G11431 6.000% 2/01/18	13,614	14,382
Pool #E85089 6.500% 8/01/16	41,403	43,738
Pool #E85301 6.500% 9/01/16	24,765	26,122
Pool #C55867 7.500% 2/01/30	111,825	130,483
Pool #C01079 7.500% 10/01/30	14,543	17,094
Pool #C01135 7.500% 2/01/31	38,582	45,316
Pool #C00470 8.000% 8/01/26	27,748	32,970
Pool #G00924 8.000% 3/01/28	35,128	41,704
Pool #554904 9.000% 3/01/17	250	271
Federal National Mortgage Association
Pool #725692 2.267% 10/01/33 FRN	128,876	135,724
Pool #888586 2.342% 10/01/34 FRN	216,237	225,992
Pool #AB8756 3.000% 3/01/43	785,771	735,801

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AT0976 3.000% 4/01/43	$747,417	$699,886
Pool #AT2911 3.000% 4/01/43	909,990	852,121
Pool #890564 3.000% 6/01/43	791,459	753,493
Pool #AO8629 3.500% 7/01/42	1,292,982	1,286,921
Pool #AP6609 3.500% 9/01/42	475,460	473,231
Pool #AR8708 3.500% 4/01/43	241,083	236,638
Pool #AT0998 3.500% 4/01/43	1,216,993	1,194,555
Pool #AT4050 3.500% 5/01/43	325,912	319,903
Pool #MA1463 3.500% 6/01/43	795,276	780,613
Pool #586036 6.000% 5/01/16	230	232
Pool #587994 6.000% 6/01/16	19,293	20,142
Pool #564594 7.000% 1/01/31	12,783	14,675
Pool #572844 7.000% 4/01/31	27,257	31,421
Pool #253795 7.000% 5/01/31	110,536	127,296
Pool #499386 7.500% 9/01/29	2,750	3,223
Pool #521006 7.500% 12/01/29	1,321	1,546
Pool #522769 7.500% 12/01/29	76	90
Pool #252981 7.500% 1/01/30	13,675	15,978
Pool #524874 7.500% 2/01/30	808	882
Pool #531196 7.500% 2/01/30	1,174	1,375
Pool #524317 7.500% 3/01/30	5,410	6,298
Pool #530299 7.500% 3/01/30	366	427
Pool #530520 7.500% 3/01/30	13,750	16,055
Pool #253183 7.500% 4/01/30	5,945	6,952
Pool #253265 7.500% 5/01/30	5,385	6,278
Pool #536999 8.000% 3/01/30	147	176

	Principal Amount	Value
Pool #526380 8.000% 5/01/30	$6,852	$8,236
Pool #536949 8.000% 5/01/30	3,072	3,696
Pool #535351 8.000% 6/01/30	5,732	6,876
Pool #253481 8.000% 10/01/30	4,377	5,257
Pool #596656 8.000% 8/01/31	1,798	2,068
Pool #602008 8.000% 8/01/31	6,418	7,718
Pool #190317 8.000% 8/01/31	1,792	2,150
Federal National Mortgage Association TBA
Pool #3348 2.500% 9/01/27 (e)	4,255,000	4,211,120
Pool #1312 3.000% 4/01/27 (e)	3,620,000	3,692,965
Pool #4241 3.000% 10/01/42 (e)	13,725,000	13,043,039
Pool #1963 3.500% 4/01/42 (e)	2,150,000	2,137,570
Pool #9174 4.000% 6/01/41 (e)	7,825,000	8,063,418
Government National Mortgage Association
Pool #349496 7.000% 5/15/23	3,104	3,561
Pool #359587 7.000% 6/15/23	863	973
Pool #337539 7.000% 7/15/23	1,198	1,374
Pool #363066 7.000% 8/15/23	14,113	16,134
Pool #354674 7.000% 10/15/23	12,242	13,972
Pool #362651 7.000% 10/15/23	23,529	26,695
Pool #368814 7.000% 10/15/23	5,296	6,044
Pool #352021 7.000% 11/15/23	9,152	10,511
Pool #371967 7.000% 11/15/23	1,148	1,321
Pool #591581 7.000% 8/15/32	15,958	18,762
Pool #205884 7.500% 5/15/17	21,790	23,437
Pool #213760 7.500% 6/15/17	5,370	5,785

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Government National Mortgage Association II Pool #82488 2.000% 3/20/40 FRN	$247,396	$256,124
Pool #82462 3.500% 1/20/40 FRN	205,081	215,391
Government National Mortgage Association TBA
Pool #188 3.000% 12/01/42 (e)	6,050,000	5,843,922
Pool #5610 3.500% 1/01/42 (e)	4,175,000	4,208,922

		51,712,556

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $52,845,695)		51,956,976

U.S. TREASURY OBLIGATIONS — 3.8%
U.S. Treasury Bonds & Notes — 3.8%
U.S. Treasury Bond 2.750% 8/15/42	4,160,000	3,296,150
U.S. Treasury Bond 2.875% 5/15/43	220,000	178,298
U.S. Treasury Note (f) 0.625% 12/15/16	14,500,000	14,440,905
U.S. Treasury Note (f) (g) 0.875% 4/30/17	2,340,000	2,332,992
U.S. Treasury Note 2.500% 8/15/23	5,280,000	5,070,450

		25,318,795

TOTAL U.S. TREASURY OBLIGATIONS (Cost $25,473,364)		25,318,795

TOTAL BONDS & NOTES (Cost $208,714,482)		210,038,489

TOTAL LONG-TERM INVESTMENTS (Cost $492,649,967)		664,378,741

SHORT-TERM INVESTMENTS — 7.1%
Commercial Paper — 7.1%
Airgas, Inc. (b) 0.340% 3/19/14	3,006,000	3,003,814
British Telecommunications PLC (b) 0.715% 4/08/14	2,809,000	2,803,702
Elsevier Finance SA (b) 0.380% 1/31/14	3,238,000	3,236,974
Enbridge (US), Inc. (b) 0.320% 1/27/14	4,047,000	4,046,065

	Principal Amount	Value
Glencore Funding LLC (b) 0.620% 2/18/14	$2,000,000	$1,998,347
Glencore Funding LLC (b) 0.730% 6/19/14	3,005,000	2,994,702
Holcim US Finance Sarl & Cie (b) 0.420% 2/04/14	2,000,000	1,999,207
National Grid USA (b) 0.360% 1/16/14	2,700,000	2,699,595
Nissan Motor Acceptance Corp. (b) 0.335% 1/27/14	4,821,000	4,819,851
Noble Corp. (b) 0.550% 1/03/14	2,793,000	2,792,915
Northeast Utilities (b) 0.170% 1/02/14	5,073,000	5,072,976
Oneok, Inc. (b) 0.330% 1/03/14	306,000	305,994
Pentair Finance (b) 0.314% 1/13/14	2,400,000	2,399,752
Sabmiller Holdings, Inc. 0.325% 1/17/14	2,887,000	2,886,589
Sempra Energy Holding (b) 0.304% 2/03/14	3,290,000	3,289,095
Volvo Group Treasury NA (b) 0.375% 3/11/14	2,994,000	2,991,877

		47,341,455

Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (h)	285,779	285,779

Time Deposits — 0.0%
0.010% 1/02/14	1,361	1,361

TOTAL SHORT-TERM INVESTMENTS (Cost $47,628,595)		47,628,595

TOTAL INVESTMENTS — 106.2% (Cost $540,278,562) (i)		712,007,336

Other Assets/(Liabilities) — (6.2)%		(41,538,455)

NET ASSETS — 100.0%		$670,468,881

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $73,148,013 or 10.91% of net assets.
(c)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2013, these securities amounted to a value of $78 or 0.00% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At December 31, 2013, these securities amounted to a value of $948,100 or 0.14% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(g)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(h)	Maturity value of $285,779. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $294,677.
(i)	See Note 6 for aggregate cost for federal tax purposes.
(j)	Value is less than $0.50.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 99.3%

COMMON STOCK — 99.3%
Basic Materials — 1.5%
Chemicals — 0.9%
E.I. du Pont de Nemours & Co.	89,661	$5,825,274
Potash Corp. of Saskatchewan, Inc.	51,600	1,700,736

		7,526,010

Mining — 0.6%
Vulcan Materials Co.	79,399	4,717,889

		12,243,899

Communications — 9.6%
Advertising — 0.7%
Omnicom Group, Inc.	80,202	5,964,623

Internet — 1.4%
AOL, Inc. (a)	80,803	3,767,036
Liberty Interactive Corp. Class A (a)	212,977	6,250,875
Symantec Corp.	73,360	1,729,828

		11,747,739

Media — 3.1%
Comcast Corp. Class A	166,237	8,638,506
DIRECTV (a)	50,973	3,521,724
Liberty Global PLC Series A (a)	41,495	3,692,640
Liberty Media Corp. Class A (a)	12,900	1,889,205
Viacom, Inc. Class B	64,979	5,675,266
The Walt Disney Co.	27,480	2,099,472

		25,516,813

Telecommunications — 4.4%
Cisco Systems, Inc.	452,138	10,150,498
Motorola Solutions, Inc.	94,096	6,351,480
Telefonica SA Sponsored ADR (Spain)	104,600	1,709,164
Verizon Communications, Inc.	195,205	9,592,374
Vodafone Group PLC Sponsored ADR (United Kingdom)	193,799	7,618,239
Windstream Corp. (b)	122,890	980,662

		36,402,417

		79,631,592

Consumer, Cyclical — 8.4%
Airlines — 0.8%
Delta Air Lines, Inc.	230,440	6,330,187

Auto Manufacturers — 1.1%
Daimler AG (b)	39,420	3,442,943
General Motors Co. (a)	136,452	5,576,793

		9,019,736

Automotive & Parts — 0.7%
Johnson Controls, Inc.	117,520	6,028,776

	Number of Shares	Value
Entertainment — 0.3%
Cinemark Holdings, Inc.	65,900	$2,196,447

Household Products — 0.3%
Reckitt Benckiser Group PLC Sponsored ADR (United Kingdom) (b)	179,990	2,896,039

Housewares — 0.3%
Newell Rubbermaid, Inc.	78,740	2,551,963

Leisure Time — 0.4%
Royal Caribbean Cruises Ltd.	75,100	3,561,242

Lodging — 0.5%
MGM Resorts International (a)	187,910	4,419,643

Retail — 4.0%
AutoNation, Inc. (a)	49,621	2,465,667
Costco Wholesale Corp.	24,670	2,935,977
CVS Caremark Corp.	75,149	5,378,414
Family Dollar Stores, Inc.	79,616	5,172,652
The Gap, Inc.	60,720	2,372,938
Lowe’s Cos., Inc.	174,586	8,650,736
McDonald’s Corp.	10,420	1,011,053
Walgreen Co.	85,910	4,934,670

		32,922,107

		69,926,140

Consumer, Non-cyclical — 18.4%
Agriculture — 1.2%
Lorillard, Inc.	83,220	4,217,590
Philip Morris International, Inc.	64,204	5,594,094

		9,811,684

Beverages — 1.2%
PepsiCo, Inc.	120,351	9,981,912

Biotechnology — 0.6%
Amgen, Inc.	45,420	5,185,147

Commercial Services — 0.3%
Apollo Education Group, Inc. (a)	81,490	2,226,307

Cosmetics & Personal Care — 0.3%
The Procter & Gamble Co.	31,821	2,590,548

Foods — 2.0%
ConAgra Foods, Inc.	92,430	3,114,891
Kraft Foods Group, Inc.	70,500	3,801,360
Mondelez International, Inc. Class A	146,436	5,169,191
Sysco Corp.	85,450	3,084,745
Unilever NV NY Shares	37,350	1,502,590

		16,672,777

Health Care – Products — 1.1%
Baxter International, Inc.	49,960	3,474,718
Covidien PLC	80,797	5,502,276

		8,976,994

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Services — 2.8%
HCA Holdings, Inc. (a)	129,625	$6,184,409
Thermo Fisher Scientific, Inc.	47,880	5,331,438
UnitedHealth Group, Inc.	149,042	11,222,862

		22,738,709

Pharmaceuticals — 8.9%
Astellas Pharma, Inc. Sponsored ADR (Japan)	165,970	2,462,331
Bristol-Myers Squibb Co.	140,825	7,484,849
Cardinal Health, Inc.	108,290	7,234,855
Eli Lilly & Co.	113,331	5,779,881
Forest Laboratories, Inc. (a)	108,636	6,521,419
Merck & Co., Inc.	243,638	12,194,082
Pfizer, Inc.	293,826	8,999,890
Roche Holding AG Sponsored ADR (Switzerland)	95,850	6,728,670
Sanofi ADR (France)	257,642	13,817,341
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	66,190	2,652,895

		73,876,213

		152,060,291

Energy — 11.4%
Coal — 0.4%
CONSOL Energy, Inc.	81,575	3,103,113

Oil & Gas — 8.8%
Anadarko Petroleum Corp.	66,050	5,239,086
BP PLC Sponsored ADR (United Kingdom)	117,460	5,709,731
Chevron Corp.	73,421	9,171,017
Exxon Mobil Corp.	76,690	7,761,028
Hess Corp.	68,363	5,674,129
Marathon Oil Corp.	165,228	5,832,548
Noble Energy, Inc.	83,380	5,679,012
Occidental Petroleum Corp.	70,790	6,732,129
Phillips 66	50,220	3,873,469
Pioneer Natural Resources Co.	9,260	1,704,488
Suncor Energy, Inc.	307,640	10,782,782
Valero Energy Corp.	88,890	4,480,056

		72,639,475

Oil & Gas Services — 1.7%
National Oilwell Varco, Inc.	52,840	4,202,365
Schlumberger Ltd.	115,231	10,383,466

		14,585,831

Pipelines — 0.5%
Enbridge, Inc.	98,840	4,317,331

		94,645,750

Financial — 24.4%
Banks — 6.0%
Bank of America Corp.	393,235	6,122,669
Capital One Financial Corp.	98,970	7,582,092

	Number of Shares	Value
Fifth Third Bancorp	221,697	$4,662,288
PNC Financial Services Group, Inc.	78,566	6,095,150
State Street Corp.	106,294	7,800,917
U.S. Bancorp	170,724	6,897,249
Wells Fargo & Co.	231,675	10,518,045

		49,678,410

Diversified Financial — 10.2%
Ameriprise Financial, Inc.	65,361	7,519,783
The Charles Schwab Corp.	174,780	4,544,280
CIT Group, Inc.	71,260	3,714,784
Citigroup, Inc.	425,948	22,196,150
CME Group, Inc.	32,530	2,552,304
Discover Financial Services	107,092	5,991,798
The Goldman Sachs Group, Inc.	56,570	10,027,598
JP Morgan Chase & Co.	213,675	12,495,714
Legg Mason, Inc.	104,036	4,523,485
Morgan Stanley	262,170	8,221,651
SLM Corp.	100,360	2,637,461

		84,425,008

Insurance — 7.1%
ACE Ltd.	61,290	6,345,354
Aflac, Inc.	77,370	5,168,316
The Allstate Corp.	84,190	4,591,723
American International Group, Inc.	244,048	12,458,650
Aon PLC	37,100	3,112,319
MetLife, Inc.	239,819	12,931,040
Sun Life Financial, Inc.	71,930	2,541,287
The Travelers Cos., Inc.	58,679	5,312,797
Unum Group	186,492	6,542,139

		59,003,625

Real Estate Investment Trusts (REITS) — 1.1%
Public Storage	23,690	3,565,819
Weyerhaeuser Co.	176,060	5,558,214

		9,124,033

		202,231,076

Industrial — 13.6%
Aerospace & Defense — 1.7%
Northrop Grumman Corp.	54,719	6,271,344
United Technologies Corp.	71,150	8,096,870

		14,368,214

Building Materials — 0.4%
Louisiana-Pacific Corp. (a)	158,060	2,925,690

Electronics — 0.5%
TE Connectivity Ltd.	78,580	4,330,544

Engineering & Construction — 0.3%
ABB Ltd. Sponsored ADR (Switzerland)	102,130	2,712,573

Environmental Controls — 0.4%
Waste Management, Inc.	71,730	3,218,525

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Construction & Mining — 0.4%
Terex Corp.	84,519	$3,548,953

Machinery – Diversified — 0.5%
Deere & Co.	40,430	3,692,472

Manufacturing — 7.4%
Dover Corp.	32,231	3,111,581
Eaton Corp. PLC	178,743	13,605,917
General Electric Co.	806,791	22,614,352
Honeywell International, Inc.	52,681	4,813,463
Illinois Tool Works, Inc.	79,028	6,644,674
Parker Hannifin Corp.	34,963	4,497,641
Pentair Ltd.	30,890	2,399,226
Siemens AG Sponsored ADR (Germany) (b)	23,020	3,188,500

		60,875,354

Metal Fabricate & Hardware — 0.2%
The Timken Co.	34,910	1,922,494

Packaging & Containers — 0.7%
Sealed Air Corp.	174,538	5,943,019

Transportation — 1.1%
CSX Corp.	117,220	3,372,419
Norfolk Southern Corp.	63,237	5,870,291

		9,242,710

		112,780,548

Technology — 9.1%
Computers — 4.0%
Apple, Inc.	25,896	14,530,505
EMC Corp.	386,842	9,729,076
NCR Corp. (a)	75,470	2,570,508
SanDisk Corp.	54,000	3,809,160
Synopsys, Inc. (a)	59,190	2,401,338

		33,040,587

Office Equipment/Supplies — 0.3%
Xerox Corp.	181,490	2,208,733

Semiconductors — 2.2%
Analog Devices, Inc.	50,730	2,583,679
Broadcom Corp. Class A	58,030	1,720,590
Intel Corp.	174,520	4,530,539
Maxim Integrated Products, Inc.	73,720	2,057,525
Microchip Technology, Inc. (b)	42,500	1,901,875
Texas Instruments, Inc.	125,110	5,493,580

		18,287,788

Software — 2.6%
CA, Inc.	96,410	3,244,197
Microsoft Corp.	261,929	9,804,002
Oracle Corp.	227,215	8,693,246

		21,741,445

		75,278,553

	Number of Shares	Value
Utilities — 2.9%
Electric — 2.7%
Calpine Corp. (a)	193,045	$3,766,308
Duke Energy Corp.	59,420	4,100,574
Edison International	142,150	6,581,545
FirstEnergy Corp.	87,203	2,875,955
NextEra Energy, Inc.	56,999	4,880,254
PG&E Corp.	10,560	425,357

		22,629,993

Gas — 0.2%
Sempra Energy	16,660	1,495,402

		24,125,395

TOTAL COMMON STOCK (Cost $624,877,046)		822,923,244

TOTAL EQUITIES (Cost $624,877,046)		822,923,244

MUTUAL FUNDS — 1.3%
Diversified Financial — 1.3%
State Street Navigator Securities Lending Prime Portfolio (c)	11,111,682	11,111,682

TOTAL MUTUAL FUNDS (Cost $11,111,682)		11,111,682

TOTAL LONG-TERM INVESTMENTS (Cost $635,988,728)		834,034,926

	Principal Amount
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (d)	$7,806,598	7,806,598

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	29,448	29,448

TOTAL SHORT-TERM INVESTMENTS (Cost $7,836,046)		7,836,046

TOTAL INVESTMENTS — 101.5% (Cost $643,824,774) (e)		841,870,972

Other Assets/(Liabilities) — (1.5)%		(12,831,097)

NET ASSETS — 100.0%		$829,039,875

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $10,852,450. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $7,806,603. Collateralized by U.S. Government Agency obligations with rates ranging from 3.000%-4.000%, maturity dates ranging from 5/15/40-9/15/40, and an aggregate market value, including accrued interest, of $7,967,660.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 0.2%

PREFERRED STOCK — 0.2%
Financial — 0.2%
Insurance — 0.2%
The Allstate Corp. 5.100%	95,000	$2,290,450

TOTAL PREFERRED STOCK (Cost $2,375,000)		2,290,450

TOTAL EQUITIES (Cost $2,375,000)		2,290,450

	Principal Amount
BONDS & NOTES — 97.4%

CORPORATE DEBT — 43.6%
Advertising — 0.5%
The Interpublic Group of Cos., Inc. 2.250% 11/15/17	$1,050,000	1,035,173
WPP Finance 8.000% 9/15/14	1,365,000	1,432,924
WPP Finance 2010 4.750% 11/21/21	763,000	793,181
WPP Finance 2010 5.625% 11/15/43	2,800,000	2,771,821

		6,033,099

Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc. (a) 6.375% 6/01/19	670,000	775,402
Exelis, Inc. 4.250% 10/01/16	1,790,000	1,890,370
L-3 Communications Corp. 4.750% 7/15/20	100,000	103,774
United Technologies Corp. 6.125% 7/15/38	350,000	417,290

		3,186,836

Agriculture — 0.2%
Altria Group, Inc. 2.850% 8/09/22	1,000,000	920,721
Altria Group, Inc. 4.250% 8/09/42	515,000	439,511
Altria Group, Inc. 9.700% 11/10/18	112,000	147,212
Altria Group, Inc. 9.950% 11/10/38	170,000	259,318
Bunge Ltd. Finance Corp. 3.200% 6/15/17	1,200,000	1,234,160
Philip Morris International, Inc. 6.375% 5/16/38	160,000	189,646

		3,190,568

	Principal Amount	Value
Airlines — 0.0%
United Air Lines, Inc. (b) 10.110% 2/19/49	$118,904	$59,452

Auto Manufacturers — 0.4%
Daimler Finance NA LLC (a) 2.625% 9/15/16	900,000	930,691
General Motors Co. (a) 3.500% 10/02/18	1,275,000	1,303,687
Volvo Treasury AB (a) 5.950% 4/01/15	2,700,000	2,857,248

		5,091,626

Automotive & Parts — 0.3%
Lear Corp. 8.125% 3/15/20	1,516,000	1,671,390
Lear Corp. (a) 4.750% 1/15/23	440,000	412,500
TRW Automotive, Inc. (a) 7.250% 3/15/17	820,000	940,950
TRW Automotive, Inc. (a) 4.450% 12/01/23	1,105,000	1,071,850

		4,096,690

Banks — 3.3%
Associated Banc-Corp. 5.125% 3/28/16	1,400,000	1,496,480
Bank of America Corp. 3.625% 3/17/16	925,000	973,161
Bank of America Corp. 4.500% 4/01/15	700,000	732,323
Bank of America Corp. 5.650% 5/01/18	1,230,000	1,400,071
Bank of America Corp. 5.750% 12/01/17	780,000	887,728
Bank of America Corp. 5.875% 2/07/42	470,000	537,534
Barclays Bank PLC 5.000% 9/22/16	200,000	220,189
Capital One Financial Corp. 2.125% 7/15/14	550,000	554,359
Capital One Financial Corp. 7.375% 5/23/14	455,000	466,717
Credit Suisse AG 5.400% 1/14/20	1,410,000	1,566,980
Credit Suisse New York 5.500% 5/01/14	400,000	406,520
Discover Bank 2.000% 2/21/18	1,385,000	1,360,297
Export-Import Bank of Korea 1.750% 2/27/18	505,000	491,396
Export-Import Bank of Korea 4.000% 1/11/17	650,000	688,604

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
First Horizon National Corp. 5.375% 12/15/15	$9,870,000	$10,609,372
FirstMerit Corp. 4.350% 2/04/23	460,000	450,660
HSBC Holdings PLC 6.500% 9/15/37	570,000	674,160
ICICI Bank Ltd. (a) 4.700% 2/21/18	1,250,000	1,275,517
ICICI Bank Ltd. (a) 4.750% 11/25/16	1,276,000	1,330,085
ICICI Bank Ltd. (a) 5.500% 3/25/15	2,570,000	2,661,790
JPMorgan Chase & Co. 3.375% 5/01/23	1,105,000	1,029,860
JPMorgan Chase & Co. 6.000% 1/15/18	275,000	316,656
KFW 2.125% 1/17/23	3,340,000	3,066,788
Regions Financial Corp. 7.500% 5/15/18	765,000	905,214
Regions Financial Corp. 7.750% 11/10/14	564,000	595,049
The Toronto-Dominion Bank 2.375% 10/19/16	1,010,000	1,048,610
UBS AG 5.750% 4/25/18	1,095,000	1,257,115
Union Bank NA 2.625% 9/26/18	500,000	508,976
Valley National Bancorp 5.125% 9/27/23	1,185,000	1,168,780
Wachovia Bank NA 5.850% 2/01/37	25,000	28,543
Wachovia Bank NA 6.600% 1/15/38	325,000	404,395
Wachovia Corp. 5.750% 6/15/17	910,000	1,038,032
Wells Fargo & Co. 3.625% 4/15/15	1,110,000	1,154,548
Wells Fargo & Co. (a) 4.480% 1/16/24	1,890,000	1,881,385
Wells Fargo & Co. 4.600% 4/01/21	210,000	230,208
Zions Bancorp. 6.000% 9/15/15	37,000	38,948

		43,457,050

Beverages — 0.2%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	125,000	153,021
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	500,000	441,830

	Principal Amount	Value
Molson Coors Brewing Co. 5.000% 5/01/42	$400,000	$391,379
Pernod Ricard SA (a) 2.950% 1/15/17	1,400,000	1,445,800

		2,432,030

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	950,000	946,472

Building Materials — 0.5%
CRH America, Inc. 8.125% 7/15/18	1,195,000	1,463,782
Lafarge SA (a) 6.200% 7/09/15	2,700,000	2,862,000
Masco Corp. 4.800% 6/15/15	1,875,000	1,954,688
Owens Corning, Inc. 9.000% 6/15/19	590,000	728,400

		7,008,870

Chemicals — 1.4%
Ashland, Inc. 3.000% 3/15/16	3,969,000	4,048,380
Ashland, Inc. 6.875% 5/15/43	1,202,000	1,135,890
Cabot Corp. 5.000% 10/01/16	2,215,000	2,424,858
CF Industries, Inc. 3.450% 6/01/23	366,000	334,241
Cytec Industries, Inc. 3.500% 4/01/23	380,000	349,176
Cytec Industries, Inc. 8.950% 7/01/17	250,000	301,436
The Dow Chemical Co. 8.550% 5/15/19	250,000	322,798
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	115,000	133,507
Ecolab, Inc. 4.350% 12/08/21	375,000	388,849
Incitec Pivot Finance LLC (a) 6.000% 12/10/19	640,000	700,439
Incitec Pivot Ltd. (a) 4.000% 12/07/15	2,377,000	2,471,766
Methanex Corp. 5.250% 3/01/22	350,000	370,543
NOVA Chemicals Corp. 8.625% 11/01/19	1,075,000	1,183,844
RPM International, Inc. 3.450% 11/15/22	1,425,000	1,301,286
RPM International, Inc. 6.125% 10/15/19	550,000	616,823
RPM International, Inc. 6.500% 2/15/18	1,390,000	1,574,946

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Valspar Corp. 7.250% 6/15/19	$315,000	$373,380

		18,032,162

Commercial Services — 0.8%
The ADT Corp. 2.250% 7/15/17	1,770,000	1,741,791
Brambles USA, Inc. (a) 3.950% 4/01/15	1,010,000	1,044,398
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	1,160,000	1,171,600
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	59,000	62,245
ERAC USA Finance LLC (a) 2.800% 11/01/18	395,000	399,162
ERAC USA Finance LLC (a) 3.300% 10/15/22	875,000	812,988
ERAC USA Finance LLC (a) 6.700% 6/01/34	125,000	138,751
The Western Union Co. 5.930% 10/01/16	4,020,000	4,467,711

		9,838,646

Computers — 0.7%
Apple, Inc. 1.000% 5/03/18	1,960,000	1,895,216
Apple, Inc. 2.400% 5/03/23	1,360,000	1,222,927
Apple, Inc. 3.850% 5/04/43	615,000	513,786
Brocade Communications Systems, Inc. 6.875% 1/15/20	80,000	85,800
Electronic Data Systems LLC 7.450% 10/15/29	300,000	337,535
EMC Corp. 3.375% 6/01/23	1,764,000	1,694,853
Hewlett-Packard Co. 2.125% 9/13/15	865,000	880,808
Hewlett-Packard Co. 2.200% 12/01/15	1,025,000	1,047,558
Hewlett-Packard Co. 5.500% 3/01/18	750,000	834,097
International Business Machines Corp. 5.600% 11/30/39	600,000	671,200

		9,183,780

Cosmetics & Personal Care — 0.1%
Avon Products, Inc. 5.000% 3/15/23	815,000	792,360
Avon Products, Inc. 6.500% 3/01/19	790,000	862,515
The Procter & Gamble Co. 5.800% 8/15/34	175,000	201,877

		1,856,752

	Principal Amount	Value
Distribution & Wholesale — 0.0%
Arrow Electronics, Inc. 4.500% 3/01/23	$660,000	$634,733

Diversified Financial — 5.0%
Air Lease Corp. 3.375% 1/15/19	2,270,000	2,270,000
American Express Co. 6.150% 8/28/17	295,000	340,339
American Express Co. VRN 6.800% 9/01/66	185,000	197,118
American Express Co. 8.125% 5/20/19	810,000	1,033,502
BlackRock, Inc. 5.000% 12/10/19	580,000	654,873
BlackRock, Inc. 6.250% 9/15/17	295,000	342,281
Citigroup, Inc. 4.750% 5/19/15	1,590,000	1,673,081
Citigroup, Inc. 5.375% 8/09/20	1,100,000	1,251,406
Citigroup, Inc. 5.500% 10/15/14	271,000	281,067
Citigroup, Inc. 5.875% 5/29/37	490,000	534,808
Citigroup, Inc. 5.875% 1/30/42	475,000	533,840
Citigroup, Inc. 6.125% 11/21/17	745,000	858,768
Citigroup, Inc. 6.375% 8/12/14	508,000	525,080
Citigroup, Inc. 8.500% 5/22/19	486,000	622,852
Eaton Vance Corp. 3.625% 6/15/23	567,000	543,240
Eaton Vance Corp. 6.500% 10/02/17	168,000	190,687
Ford Motor Credit Co. LLC 2.750% 5/15/15	1,500,000	1,538,763
Ford Motor Credit Co. LLC 3.000% 6/12/17	1,250,000	1,299,147
Ford Motor Credit Co. LLC 3.875% 1/15/15	1,420,000	1,465,233
Ford Motor Credit Co. LLC 8.700% 10/01/14	2,200,000	2,328,973
Ford Motor Credit Co. LLC 12.000% 5/15/15	2,000,000	2,295,320
General Electric Capital Corp. 1.600% 11/20/17	1,380,000	1,370,917
General Electric Capital Corp. 3.350% 10/17/16	555,000	589,601
General Electric Capital Corp. 5.375% 10/20/16	590,000	657,298

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
General Electric Capital Corp. 5.500% 1/08/20	$115,000	$131,694
General Electric Capital Corp. 5.625% 5/01/18	190,000	218,190
General Electric Capital Corp. 6.875% 1/10/39	1,040,000	1,337,020
General Motors Financial Co., Inc. (a) 2.750% 5/15/16	960,000	972,000
The Goldman Sachs Group, Inc. 1.600% 11/23/15	1,610,000	1,627,304
The Goldman Sachs Group, Inc. 3.300% 5/03/15	900,000	927,294
The Goldman Sachs Group, Inc. 3.625% 2/07/16	380,000	398,802
The Goldman Sachs Group, Inc. 5.375% 3/15/20	950,000	1,056,523
The Goldman Sachs Group, Inc. 5.625% 1/15/17	975,000	1,074,390
The Goldman Sachs Group, Inc. 5.750% 1/24/22	950,000	1,069,404
The Goldman Sachs Group, Inc. 6.125% 2/15/33	335,000	376,821
The Goldman Sachs Group, Inc. 6.150% 4/01/18	150,000	172,002
The Goldman Sachs Group, Inc. 6.345% 2/15/34	335,000	338,016
The Goldman Sachs Group, Inc. 6.750% 10/01/37	345,000	383,828
Hyundai Capital America (a) 1.625% 10/02/15	680,000	683,403
Hyundai Capital America (a) 2.875% 8/09/18	800,000	803,038
Hyundai Capital America (a) 4.000% 6/08/17	1,120,000	1,179,289
IntercontinentalExchange Group, Inc. 4.000% 10/15/23	1,710,000	1,720,135
International Lease Finance Corp. 3.875% 4/15/18	1,515,000	1,518,787
International Lease Finance Corp. 5.750% 5/15/16	4,742,000	5,079,867
Janus Capital Group, Inc. 6.700% 6/15/17	2,375,000	2,644,745
JP Morgan Chase & Co. 3.450% 3/01/16	1,965,000	2,060,980
JP Morgan Chase & Co. 4.500% 1/24/22	950,000	1,004,844
JP Morgan Chase & Co. 4.950% 3/25/20	1,655,000	1,835,450
JP Morgan Chase & Co. 5.600% 7/15/41	1,125,000	1,220,901
Lazard Group LLC 4.250% 11/14/20	2,490,000	2,484,597

	Principal Amount	Value
Lazard Group LLC 6.850% 6/15/17	$1,368,000	$1,542,427
Leighton Finance USA Pty Ltd. (a) 5.950% 11/13/22	685,000	667,478
Merrill Lynch & Co., Inc. 7.750% 5/14/38	400,000	516,426
Morgan Stanley 3.800% 4/29/16	600,000	634,698
Morgan Stanley 4.000% 7/24/15	950,000	991,936
Morgan Stanley 4.200% 11/20/14	1,765,000	1,821,127
Morgan Stanley 5.450% 1/09/17	330,000	365,970
Morgan Stanley 5.750% 1/25/21	625,000	707,040
Morgan Stanley, Series F 6.625% 4/01/18	1,000,000	1,170,094
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	155,000	209,620
TD Ameritrade Holding Corp. 4.150% 12/01/14	295,000	304,576

		64,648,910

Electric — 2.0%
The AES Corp. 7.750% 10/15/15	394,000	435,370
Ameren Corp. 8.875% 5/15/14	2,190,000	2,252,803
CMS Energy Corp. 5.050% 2/15/18	1,250,000	1,370,529
CMS Energy Corp. 6.875% 12/15/15	235,000	260,945
Exelon Generation Co. LLC 6.250% 10/01/39	840,000	851,245
Florida Power & Light Co. 4.950% 6/01/35	630,000	660,256
Georgia Power Co. 4.300% 3/15/42	473,000	425,516
IPALCO Enterprises, Inc. 5.000% 5/01/18	2,215,000	2,320,212
IPALCO Enterprises, Inc. (a) 7.250% 4/01/16	1,416,000	1,554,060
Kansas Gas & Electric Co. 5.647% 3/29/21	237,390	248,330
LG&E and KU Energy LLC 4.375% 10/01/21	1,100,000	1,131,186
MidAmerican Energy Holdings Co. 5.950% 5/15/37	1,100,000	1,203,692
National Fuel Gas Co. 3.750% 3/01/23	710,000	670,055
Nevada Power Co. Series N 6.650% 4/01/36	550,000	671,372

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Niagara Mohawk Power Corp. (a) 2.721% 11/28/22	$1,070,000	$984,552
NiSource Finance Corp. 4.800% 2/15/44	1,135,000	1,024,071
NiSource Finance Corp. 5.800% 2/01/42	950,000	988,110
Oncor Electric Delivery Co. 6.800% 9/01/18	60,000	70,513
Oncor Electric Delivery Co. 7.500% 9/01/38	495,000	644,281
Pacific Gas & Electric Co. 5.800% 3/01/37	543,000	598,600
PPL Capital Funding, Inc. 1.900% 6/01/18	320,000	312,469
Puget Energy, Inc. 6.500% 12/15/20	1,580,000	1,797,779
Southern California Edison Co. 5.950% 2/01/38	545,000	634,316
State Grid Overseas Investment Ltd. (a) 1.750% 5/22/18	1,170,000	1,134,884
Tenaska Oklahoma I LP (a) 6.528% 12/30/14	57,556	58,341
Transelec SA (a) 4.625% 7/26/23	1,075,000	1,032,310
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	233,000	253,043
Tri-State Generation & Transmission Association, Series 2003, Class B (a) 7.144% 7/31/33	480,000	567,811
Union Electric Co. 6.700% 2/01/19	505,000	605,912
Virginia Electric and Power Co. 6.350% 11/30/37	640,000	771,372
Wisconsin Public Service Corp. 5.650% 11/01/17	380,000	425,692

		25,959,627

Electrical Components & Equipment — 0.0%
Anixter, Inc. 5.950% 3/01/15	600,000	628,500

Electronics — 0.6%
Agilent Technologies, Inc. 3.875% 7/15/23	967,000	916,535
Amphenol Corp. 4.000% 2/01/22	475,000	457,311
Arrow Electronics, Inc. 6.000% 4/01/20	725,000	773,181
Avnet, Inc. 4.875% 12/01/22	653,000	655,748
Avnet, Inc. 5.875% 3/15/14	2,015,000	2,035,636

	Principal Amount	Value
Jabil Circuit, Inc. 7.750% 7/15/16	$1,015,000	$1,154,562
PerkinElmer, Inc. 5.000% 11/15/21	600,000	605,452
Tech Data Corp. 3.750% 9/21/17	885,000	914,576

		7,513,001

Engineering & Construction — 0.1%
BAA Funding Ltd. (a) 2.500% 6/25/17	1,135,000	1,149,990

Entertainment — 0.0%
International Game Technology 5.500% 6/15/20	550,000	585,669

Environmental Controls — 0.1%
Republic Services, Inc. 3.800% 5/15/18	595,000	630,184
Republic Services, Inc. 5.250% 11/15/21	100,000	109,025
Waste Management, Inc. 6.100% 3/15/18	90,000	103,551

		842,760

Foods — 1.0%
ConAgra Foods, Inc. 4.950% 8/15/20	600,000	644,156
ConAgra Foods, Inc. 6.625% 8/15/39	350,000	397,175
ConAgra Foods, Inc. 7.000% 4/15/19	465,000	551,077
Delhaize America, Inc. 9.000% 4/15/31	855,000	1,039,921
Delhaize Group 6.500% 6/15/17	1,235,000	1,387,019
General Mills, Inc. 5.400% 6/15/40	70,000	74,136
Kraft Foods, Inc. 4.125% 2/09/16	1,100,000	1,166,174
Kraft Foods, Inc. 6.500% 2/09/40	375,000	448,125
Safeway, Inc. 3.400% 12/01/16	600,000	624,247
TreeHouse Foods, Inc. 7.750% 3/01/18	2,050,000	2,147,375
Tyson Foods, Inc. 4.500% 6/15/22	850,000	865,441
Tyson Foods, Inc. 6.600% 4/01/16	2,300,000	2,567,391
WM Wrigley Jr. Co. (a) 2.400% 10/21/18	475,000	472,087

		12,384,324

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Forest Products & Paper — 0.3%
Domtar Corp. 9.500% 8/01/16	$160,000	$188,515
Domtar Corp. 10.750% 6/01/17	245,000	305,789
International Paper Co. 4.750% 2/15/22	425,000	445,579
International Paper Co. 7.300% 11/15/39	765,000	944,563
International Paper Co. 9.375% 5/15/19	200,000	262,335
The Mead Corp. 7.550% 3/01/47	1,000,000	1,012,718
Plum Creek Timberlands LP 3.250% 3/15/23	1,015,000	912,699

		4,072,198

Gas — 0.0%
Boston Gas Co. (a) 4.487% 2/15/42	450,000	425,390

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	800,000	778,998

Health Care – Products — 0.1%
Boston Scientific Corp. 6.000% 1/15/20	650,000	746,220
Hospira, Inc. 5.200% 8/12/20	900,000	933,763
Johnson & Johnson 5.850% 7/15/38	175,000	207,116

		1,887,099

Health Care – Services — 0.9%
Cigna Corp. 2.750% 11/15/16	800,000	832,658
Cigna Corp. 5.125% 6/15/20	450,000	499,116
HCA, Inc. 8.500% 4/15/19	5,130,000	5,437,800
Howard Hughes Medical Institute 3.500% 9/01/23	880,000	865,357
Kaiser Foundation Hospitals 3.500% 4/01/22	375,000	355,449
Roche Holdings, Inc. (a) 6.000% 3/01/19	155,000	181,386
Roche Holdings, Inc. (a) 7.000% 3/01/39	680,000	891,721
UnitedHealth Group, Inc. 2.750% 2/15/23	405,000	370,841
UnitedHealth Group, Inc. 3.950% 10/15/42	350,000	296,822
UnitedHealth Group, Inc. 6.875% 2/15/38	1,160,000	1,444,750

	Principal Amount	Value
WellPoint, Inc., Convertible 2.750% 10/15/42	$650,000	$879,938

		12,055,838

Holding Company – Diversified — 0.1%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	725,000	820,175

Home Furnishing — 0.1%
Whirlpool Corp. 3.700% 3/01/23	630,000	602,255
Whirlpool Corp. 5.150% 3/01/43	290,000	279,602
Whirlpool Corp. 8.600% 5/01/14	220,000	225,763

		1,107,620

Household Products — 0.1%
Avery Dennison Corp. 3.350% 4/15/23	410,000	373,770
Church & Dwight Co., Inc. 3.350% 12/15/15	650,000	678,858

		1,052,628

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	670,000	678,612
Newell Rubbermaid, Inc. 2.050% 12/01/17	850,000	842,210
Toro Co. 7.800% 6/15/27	235,000	273,519

		1,794,341

Insurance — 3.0%
Aflac, Inc. 3.625% 6/15/23	1,366,000	1,322,255
Aflac, Inc. 8.500% 5/15/19	285,000	364,002
The Allstate Corp. 5.550% 5/09/35	630,000	688,650
The Allstate Corp. VRN 5.750% 8/15/53	2,065,000	2,080,487
The Allstate Corp. 7.450% 5/16/19	90,000	111,913
American International Group, Inc. 3.000% 3/20/15	1,200,000	1,232,501
American International Group, Inc. 6.250% 5/01/36	2,200,000	2,549,323
Arch Capital Group US, Inc. 5.144% 11/01/43	1,040,000	1,039,888
The Chubb Corp. VRN 6.375% 3/29/67	1,507,000	1,631,327
CNA Financial Corp. 7.350% 11/15/19	670,000	812,182

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Five Corners Funding Trust (a) 4.419% 11/15/23	$1,315,000	$1,296,224
The Hartford Financial Services Group, Inc. 4.000% 10/15/17	225,000	239,315
The Hartford Financial Services Group, Inc. 5.375% 3/15/17	325,000	358,123
ING US, Inc. 5.500% 7/15/22	600,000	652,495
ING US, Inc. VRN 5.650% 5/15/53	1,175,000	1,142,688
Liberty Mutual Group, Inc. (a) 4.250% 6/15/23	566,000	546,491
Lincoln National Corp. 4.300% 6/15/15	425,000	445,555
Lincoln National Corp. 8.750% 7/01/19	670,000	862,395
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	850,000	906,127
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	600,000	638,290
MetLife Capital Trust IV (a) 7.875% 12/15/37	1,960,000	2,249,100
MetLife, Inc. Series A 6.817% 8/15/18	145,000	173,484
Principal Financial Group, Inc. 8.875% 5/15/19	290,000	370,774
The Progressive Corp. VRN 6.700% 6/15/67	2,039,000	2,202,120
Prudential Financial, Inc. 3.875% 1/14/15	615,000	635,765
Prudential Financial, Inc. 4.500% 11/15/20	475,000	509,576
Prudential Financial, Inc. 4.750% 9/17/15	1,220,000	1,300,083
Prudential Financial, Inc. VRN 5.200% 3/15/44	1,800,000	1,741,500
Prudential Financial, Inc. 6.200% 11/15/40	350,000	401,735
Prudential Financial, Inc. VRN 8.875% 6/15/38	1,475,000	1,793,969
QBE Insurance Group Ltd. (a) 2.400% 5/01/18	655,000	629,259
Reinsurance Group of America, Inc. 4.700% 9/15/23	1,480,000	1,496,509
Reinsurance Group of America, Inc. 5.000% 6/01/21	1,220,000	1,280,313
Reinsurance Group of America, Inc. 6.450% 11/15/19	1,305,000	1,504,810
The Travelers Cos., Inc. 6.250% 6/15/37	550,000	659,324

	Principal Amount	Value
Willis Group Holdings PLC 4.125% 3/15/16	$455,000	$476,355
Willis North America, Inc. 7.000% 9/29/19	566,000	654,903
WR Berkley Corp. 4.625% 3/15/22	2,600,000	2,629,791

		39,629,601

Internet — 0.3%
Baidu, Inc. 3.250% 8/06/18	1,690,000	1,708,249
Expedia, Inc. 7.456% 8/15/18	2,250,000	2,619,398

		4,327,647

Investment Companies — 0.2%
Xstrata Finance Canada (a) 2.850% 11/10/14	1,000,000	1,013,880
Xstrata Finance Canada Ltd. (a) 2.050% 10/23/15	1,225,000	1,240,590
Xstrata Finance Canada Ltd. (a) 5.800% 11/15/16	240,000	264,424

		2,518,894

Iron & Steel — 1.1%
Allegheny Technologies, Inc. 9.375% 6/01/19	220,000	268,786
ArcelorMittal 4.250% 8/05/15	3,850,000	3,984,750
ArcelorMittal 5.750% 8/05/20	1,200,000	1,275,000
ArcelorMittal 9.500% 2/15/15	2,010,000	2,183,363
Cliffs Natural Resources, Inc. 3.950% 1/15/18	1,025,000	1,035,040
Gerdau Trade, Inc. (a) 4.750% 4/15/23	1,170,000	1,076,400
Reliance Steel & Aluminum Co. 4.500% 4/15/23	815,000	799,449
Reliance Steel & Aluminum Co. 6.200% 11/15/16	1,870,000	2,048,523
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,045,000	1,045,496

		13,716,807

Leisure Time — 0.1%
Carnival Corp. 1.875% 12/15/17	750,000	745,151

Lodging — 0.8%
Choice Hotels International, Inc. 5.700% 8/28/20	1,100,000	1,157,750
Hyatt Hotels Corp. 3.375% 7/15/23	545,000	499,643
Hyatt Hotels Corp. 5.375% 8/15/21	210,000	224,730

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Marriott International, Inc. 3.250% 9/15/22	$1,345,000	$1,253,957
Marriott International, Inc. 3.375% 10/15/20	1,290,000	1,277,493
Marriott International, Inc. 5.810% 11/10/15	300,000	325,933
Marriott International, Inc. 6.200% 6/15/16	945,000	1,051,090
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	220,000	254,631
Wyndham Worldwide Corp. 2.500% 3/01/18	1,160,000	1,156,063
Wyndham Worldwide Corp. 2.950% 3/01/17	350,000	354,987
Wyndham Worldwide Corp. 6.000% 12/01/16	6,000	6,619
Wynn Las Vegas LLC 7.750% 8/15/20	2,400,000	2,694,000

		10,256,896

Machinery – Diversified — 0.5%
CNH Capital LLC (a) 3.250% 2/01/17	1,650,000	1,678,875
CNH Capital LLC 3.625% 4/15/18	655,000	664,006
CNH Capital LLC 6.250% 11/01/16	1,240,000	1,368,650
Roper Industries, Inc. 3.125% 11/15/22	1,075,000	985,215
Xylem, Inc. 3.550% 9/20/16	800,000	840,285
Xylem, Inc. 4.875% 10/01/21	375,000	390,915

		5,927,946

Manufacturing — 1.1%
Carlisle Cos., Inc. 3.750% 11/15/22	875,000	817,925
Cooper US, Inc. 6.100% 7/01/17	535,000	610,893
Eaton Corp. 1.500% 11/02/17	715,000	700,937
General Electric Co. 4.125% 10/09/42	1,430,000	1,321,117
General Electric Co. 5.250% 12/06/17	335,000	379,201
Harsco Corp 2.700% 10/15/15	4,450,000	4,517,257
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	310,000	364,837
Siemens Financieringsmaatschappij NV (a) 5.750% 10/17/16	530,000	597,207

	Principal Amount	Value
SPX Corp. 7.625% 12/15/14	$803,000	$845,157
Textron, Inc. 6.200% 3/15/15	1,050,000	1,113,854
Textron, Inc. 7.250% 10/01/19	730,000	845,106
Tyco Electronics Group SA 6.550% 10/01/17	1,775,000	2,031,303
Tyco Electronics Group SA 7.125% 10/01/37	335,000	392,044

		14,536,838

Media — 0.9%
21st Century Fox America, Inc. 6.900% 8/15/39	420,000	500,577
21st Century Fox America, Inc. 8.000% 10/17/16	1,500,000	1,765,528
BSKYB Finance PLC (a) 5.625% 10/15/15	1,415,000	1,528,163
CBS Corp. 7.875% 7/30/30	315,000	391,917
Comcast Corp. 6.400% 5/15/38	190,000	219,402
Comcast Corp. 6.950% 8/15/37	515,000	633,090
Globo Comunicacao e Participacoes SA (a) 4.875% 4/11/22	1,300,000	1,287,000
Grupo Televisa SAB 6.625% 1/15/40	109,000	115,751
NBCUniversal Media LLC 6.400% 4/30/40	65,000	74,726
Time Warner Cable, Inc. 4.000% 9/01/21	550,000	510,814
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	927,576
Time Warner Cable, Inc. 8.250% 4/01/19	75,000	87,863
Time Warner Cable, Inc. 8.750% 2/14/19	325,000	387,674
Time Warner, Inc. 4.700% 1/15/21	650,000	690,097
Time Warner, Inc. 5.875% 11/15/16	710,000	801,003
Time Warner, Inc. 6.100% 7/15/40	650,000	709,389
Time Warner, Inc. 6.250% 3/29/41	210,000	233,201
Viacom, Inc. 6.250% 4/30/16	265,000	295,494

		11,159,265

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Metal Fabricate & Hardware — 0.2%
The Timken Co. 6.000% 9/15/14	$2,160,000	$2,236,913

Mining — 0.5%
Freeport-McMoRan Copper & Gold, Inc. 2.375% 3/15/18	585,000	583,571
Freeport-McMoRan Copper & Gold, Inc. 5.450% 3/15/43	880,000	842,192
Newcrest Finance Property Ltd. (a) 4.450% 11/15/21	1,100,000	915,028
Newmont Mining Corp. 5.125% 10/01/19	960,000	995,609
Vale Overseas Ltd. 5.625% 9/15/19	200,000	216,977
Vale Overseas Ltd. 6.250% 1/11/16	770,000	838,337
Vale Overseas Ltd. 6.250% 1/23/17	1,070,000	1,186,777
Vale Overseas Ltd. 6.875% 11/10/39	335,000	346,532
Vulcan Materials Co. 6.500% 12/01/16	540,000	604,800

		6,529,823

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc. 4.750% 1/15/16	820,000	864,464
Pitney Bowes, Inc. 4.750% 5/15/18	250,000	261,140
Pitney Bowes, Inc. 5.750% 9/15/17	900,000	991,790
Xerox Corp. 4.250% 2/15/15	475,000	492,778
Xerox Corp. 5.625% 12/15/19	85,000	93,731

		2,703,903

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	109,821

Oil & Gas — 3.6%
Anadarko Petroleum Corp. 6.375% 9/15/17	2,000,000	2,296,138
Anadarko Petroleum Corp. 6.450% 9/15/36	545,000	612,000
Cenovus Energy, Inc. 5.700% 10/15/19	540,000	615,131
Cenovus Energy, Inc. 6.750% 11/15/39	545,000	638,806
Chesapeake Energy Corp. 3.250% 3/15/16	4,025,000	4,065,250
Chesapeake Energy Corp. 9.500% 2/15/15	1,640,000	1,777,350

	Principal Amount	Value
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	$240,000	$223,800
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	2,310,000	2,344,650
ConocoPhillips 6.500% 2/01/39	475,000	595,658
Devon Energy Corp. 5.600% 7/15/41	700,000	729,470
Devon Energy Corp. 6.300% 1/15/19	260,000	301,303
Ecopetrol SA 4.250% 9/18/18	255,000	269,025
EQT Corp. 4.875% 11/15/21	500,000	512,755
KazMunayGas National Co. JSC (a) 4.400% 4/30/23	1,135,000	1,052,713
Motiva Enterprises LLC (a) 5.750% 1/15/20	820,000	931,206
Motiva Enterprises LLC (a) 6.850% 1/15/40	655,000	803,356
Newfield Exploration Co. 6.875% 2/01/20	1,200,000	1,285,500
Nexen, Inc. 7.500% 7/30/39	150,000	191,289
Pemex Project Funding Master Trust 6.625% 6/15/35	140,000	147,350
Petrobras Global Finance BV 2.000% 5/20/16	1,160,000	1,159,082
Petrobras Global Finance BV 3.000% 1/15/19	640,000	598,932
Petrobras International Finance Co. 3.875% 1/27/16	1,599,000	1,646,110
Petrobras International Finance Co. 5.375% 1/27/21	1,005,000	997,350
Petrobras International Finance Co. 6.750% 1/27/41	425,000	395,434
Petroleos Mexicanos 5.500% 1/21/21	1,190,000	1,279,250
Phillips 66 4.300% 4/01/22	500,000	508,108
Phillips 66 5.875% 5/01/42	450,000	488,046
Pioneer Natural Resources Co. 5.875% 7/15/16	1,150,000	1,275,680
Pioneer Natural Resources Co. 7.500% 1/15/20	1,050,000	1,273,089
Rosneft Oil Co. via Rosneft International Finance Ltd. (a) 3.149% 3/06/17	900,000	911,250
Rowan Cos., Inc. 4.875% 6/01/22	1,850,000	1,877,291
Rowan Cos., Inc. 5.000% 9/01/17	690,000	747,801

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Shell International Finance BV 5.500% 3/25/40	$325,000	$361,055
Talisman Energy, Inc. 5.500% 5/15/42	600,000	565,138
Talisman Energy, Inc. 7.750% 6/01/19	545,000	652,728
Tesoro Corp. 9.750% 6/01/19	950,000	1,028,375
Transocean, Inc. 4.950% 11/15/15	2,500,000	2,678,100
Transocean, Inc. 5.050% 12/15/16	7,720,000	8,528,060
Valero Energy Corp. 6.125% 2/01/20	800,000	913,779

		47,277,408

Oil & Gas Services — 0.9%
Baker Hughes, Inc. 5.125% 9/15/40	800,000	846,962
SESI LLC 6.375% 5/01/19	3,150,000	3,362,625
Superior Energy Services, Inc. 7.125% 12/15/21	4,859,000	5,417,785
Weatherford International Ltd. 4.500% 4/15/22	650,000	654,096
Weatherford International Ltd. 5.950% 4/15/42	475,000	475,921
Weatherford International Ltd. 6.000% 3/15/18	525,000	589,201

		11,346,590

Packaging & Containers — 0.2%
Bemis Co., Inc. 6.800% 8/01/19	840,000	984,613
Brambles USA Inc., Series A (a) 5.350% 4/01/20	490,000	530,259
Sonoco Products Co. 4.375% 11/01/21	475,000	482,633

		1,997,505

Pharmaceuticals — 0.9%
AbbVie, Inc. 4.400% 11/06/42	500,000	466,337
McKesson Corp. 4.750% 3/01/21	600,000	635,578
McKesson Corp. 6.000% 3/01/41	550,000	616,624
Mead Johnson Nutrition Co. 4.900% 11/01/19	1,010,000	1,101,363
Mead Johnson Nutrition Co. 5.900% 11/01/39	590,000	635,535
Medco Health Solutions, Inc. 2.750% 9/15/15	1,880,000	1,940,671

	Principal Amount	Value
Merck Sharp & Dohme Corp. 5.850% 6/30/39	$180,000	$209,237
Mylan, Inc. (a) 7.875% 7/15/20	2,875,000	3,253,183
Pfizer, Inc. 7.200% 3/15/39	395,000	530,922
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	395,000	432,658
Warner Chilcott Co. LLC 7.750% 9/15/18	1,275,000	1,380,188
Wyeth 6.000% 2/15/36	360,000	417,649
Zoetis, Inc. 3.250% 2/01/23	445,000	416,374

		12,036,319

Pipelines — 1.3%
Boardwalk Pipelines LLC 5.500% 2/01/17	200,000	217,750
CenterPoint Energy Resources Corp. 4.500% 1/15/21	475,000	506,647
CenterPoint Energy Resources Corp. 5.850% 1/15/41	425,000	482,012
DCP Midstream LLC (a) 9.750% 3/15/19	35,000	43,548
DCP Midstream Operating LLC 3.875% 3/15/23	190,000	174,964
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	2,000,000	2,103,534
Enable Oklahoma Intrastate Transmission LLC (a) 6.875% 7/15/14	1,595,000	1,640,056
Energy Transfer Partners LP FRN 3.259% 11/01/66	1,375,000	1,251,250
Energy Transfer Partners LP 9.700% 3/15/19	1,050,000	1,359,497
Enterprise Products Operating LP 3.200% 2/01/16	450,000	469,409
Enterprise Products Operating LP 5.950% 2/01/41	455,000	495,519
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	190,000	198,051
Kern River Funding Corp. (a) 4.893% 4/30/18	413,700	447,567
Kinder Morgan Energy Partners LP 6.000% 2/01/17	185,000	207,365
Kinder Morgan Energy Partners LP 6.500% 2/01/37	150,000	164,372
Kinder Morgan Energy Partners LP 6.950% 1/15/38	175,000	201,040
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	2,700,000	2,958,614

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Magellan Midstream Partners LP 6.550% 7/15/19	$560,000	$662,673
ONEOK Partners LP 3.250% 2/01/16	450,000	467,886
ONEOK Partners LP 6.125% 2/01/41	440,000	465,942
Southern Natural Gas Co. LLC (a) 5.900% 4/01/17	310,000	347,411
Texas Eastern Transmission LP (a) 6.000% 9/15/17	230,000	261,007
TransCanada PipeLines Ltd. 6.200% 10/15/37	130,000	148,100
The Williams Cos., Inc. 3.700% 1/15/23	570,000	497,501
Williams Partners LP 5.250% 3/15/20	1,415,000	1,547,266

		17,318,981

Real Estate — 0.2%
AMB Property LP 4.500% 8/15/17	760,000	820,816
Post Apartment Homes LP 3.375% 12/01/22	400,000	368,480
ProLogis LP 5.625% 11/15/16	1,655,000	1,841,649
ProLogis LP 6.125% 12/01/16	82,000	92,350

		3,123,295

Real Estate Investment Trusts (REITS) — 2.3%
American Tower Corp. 3.400% 2/15/19	1,100,000	1,119,859
American Tower Corp. 4.500% 1/15/18	1,375,000	1,472,987
American Tower Corp. 4.625% 4/01/15	2,700,000	2,824,016
Boston Properties LP 3.700% 11/15/18	475,000	501,066
Boston Properties LP 4.125% 5/15/21	580,000	592,525
Boston Properties LP 5.000% 6/01/15	170,000	179,864
Brandywine Operating Partners LP 4.950% 4/15/18	800,000	860,361
DCT Industrial Operating Partnership LP (a) 4.500% 10/15/23	845,000	821,077
DDR Corp. 4.750% 4/15/18	1,000,000	1,078,738
DDR Corp. 7.500% 4/01/17	1,000,000	1,165,511
DDR Corp. 7.875% 9/01/20	1,000,000	1,235,378

	Principal Amount	Value
DDR Corp. 9.625% 3/15/16	$1,250,000	$1,465,511
Duke Realty LP 8.250% 8/15/19	1,375,000	1,702,477
ERP Operating LP 4.625% 12/15/21	375,000	395,347
Federal Realty Investment Trust 5.900% 4/01/20	330,000	378,929
HCP, Inc. 2.625% 2/01/20	970,000	924,593
Highwoods Realty LP 5.850% 3/15/17	1,800,000	1,982,153
Highwoods Realty LP 7.500% 4/15/18	195,000	227,568
Liberty Property LP 3.375% 6/15/23	675,000	614,338
Mack-Cali Realty LP 4.500% 4/18/22	2,000,000	1,965,184
Mack-Cali Realty LP 7.750% 8/15/19	515,000	617,387
Mid-America Apartments LP (a) 6.250% 6/15/14	358,000	366,888
ProLogis LP 2.750% 2/15/19	530,000	526,332
ProLogis LP 3.350% 2/01/21	2,205,000	2,141,326
Realty Income Corp. 2.000% 1/31/18	2,445,000	2,394,535
Simon Property Group LP 5.650% 2/01/20	140,000	159,177
Ventas Realty LP/Ventas Capital Corp. 4.000% 4/30/19	1,325,000	1,392,292
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	475,000	477,988

		29,583,407

Retail — 0.7%
CVS Caremark Corp. 6.125% 9/15/39	560,000	635,107
CVS Pass-Through Trust (a) 5.926% 1/10/34	1,337,064	1,457,213
CVS Pass-Through Trust (a) 7.507% 1/10/32	9,185	10,949
The Home Depot, Inc. 5.950% 4/01/41	600,000	696,647
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	610,000	713,389
McDonald’s Corp. 6.300% 10/15/37	400,000	487,435
O’Reilly Automotive, Inc. 3.850% 6/15/23	609,000	584,423
O’Reilly Automotive, Inc. 4.875% 1/14/21	575,000	602,701

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
QVC, Inc. 4.375% 3/15/23	$835,000	$780,676
QVC, Inc. 5.125% 7/02/22	545,000	539,063
Target Corp. 7.000% 1/15/38	475,000	595,738
Wal-Mart Stores, Inc. 6.200% 4/15/38	730,000	877,350
Wal-Mart Stores, Inc. 6.500% 8/15/37	515,000	644,229

		8,624,920

Savings & Loans — 0.4%
First Niagara Financial Group, Inc. 7.250% 12/15/21	800,000	925,055
Glencore Funding LLC (a) 1.700% 5/27/16	1,919,000	1,920,616
Glencore Funding LLC (a) 2.500% 1/15/19	1,472,000	1,425,364
Glencore Funding LLC (a) 6.000% 4/15/14	1,175,000	1,191,896
Washington Mutual Bank (b) 5.650% 8/15/14	1,125,000	113

		5,463,044

Semiconductors — 0.4%
Applied Materials, Inc. 5.850% 6/15/41	1,000,000	1,035,537
Intel Corp., Convertible 2.950% 12/15/35	1,050,000	1,176,000
Micron Technology, Inc., Convertible (a) 2.125% 2/15/33	1,018,000	2,098,988
Micron Technology, Inc., Convertible 3.000% 11/15/43	514,000	505,969

		4,816,494

Software — 0.5%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	655,000	658,948
CA, Inc. 2.875% 8/15/18	730,000	728,074
CA, Inc. 5.375% 12/01/19	1,530,000	1,701,257
ManTech International Corp. 7.250% 4/15/18	1,285,000	1,352,462
Microsoft Corp. 3.000% 10/01/20	340,000	346,542
Oracle Corp. 1.200% 10/15/17	1,425,000	1,402,283

		6,189,566

Telecommunications — 2.3%
America Movil SAB de CV 5.000% 3/30/20	500,000	541,531

	Principal Amount	Value
America Movil SAB de CV 6.125% 3/30/40	$525,000	$555,511
AT&T, Inc. 6.500% 9/01/37	1,135,000	1,276,800
AT&T, Inc. 6.550% 2/15/39	455,000	516,561
British Telecom PLC 9.625% 12/15/30	495,000	738,661
CenturyLink, Inc. 6.150% 9/15/19	560,000	590,800
CenturyLink, Inc. 7.650% 3/15/42	1,200,000	1,071,000
Cisco Systems, Inc. 5.500% 1/15/40	345,000	365,021
Deutsche Telekom International Finance BV 8.750% 6/15/30	475,000	670,122
Embarq Corp. 7.082% 6/01/16	780,000	871,571
Embarq Corp. 7.995% 6/01/36	145,000	146,804
ENTEL Chile SA (a) 4.875% 10/30/24	1,250,000	1,221,074
Juniper Networks, Inc. 4.600% 3/15/21	450,000	456,426
Juniper Networks, Inc. 5.950% 3/15/41	700,000	691,113
Qwest Corp. 8.375% 5/01/16	2,960,000	3,382,259
Rogers Communications, Inc. 7.500% 8/15/38	50,000	63,038
Telecom Italia Capital 6.000% 9/30/34	115,000	99,619
Telecom Italia Capital 6.175% 6/18/14	592,000	605,320
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	700,000	680,379
Telefonica Emisiones SAU 3.992% 2/16/16	1,200,000	1,260,478
Telefonica Emisiones SAU 5.462% 2/16/21	475,000	501,193
Telefonica Emisiones SAU 6.421% 6/20/16	773,000	861,393
Verizon Communications, Inc. 2.500% 9/15/16	745,000	770,357
Verizon Communications, Inc. 3.650% 9/14/18	820,000	868,022
Verizon Communications, Inc. 5.150% 9/15/23	1,325,000	1,422,642
Verizon Communications, Inc. 6.550% 9/15/43	1,935,000	2,263,871
Verizon Communications, Inc. 7.350% 4/01/39	420,000	521,637

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Verizon Communications, Inc. 8.750% 11/01/18	$829,000	$1,060,767
Verizon Global Funding Corp. 7.750% 12/01/30	250,000	319,311
Virgin Media Finance PLC 8.375% 10/15/19	3,375,000	3,687,187
Virgin Media Secured Finance PLC 6.500% 1/15/18	1,830,000	1,896,337

		29,976,805

Transportation — 0.8%
Asciano Finance (a) 3.125% 9/23/15	925,000	945,933
Asciano Finance (a) 4.625% 9/23/20	610,000	610,632
Asciano Finance (a) 5.000% 4/07/18	1,150,000	1,219,260
Burlington Northern Santa Fe LLC 6.150% 5/01/37	720,000	819,723
Canadian National Railway Co. 5.850% 11/15/17	200,000	227,420
Canadian Pacific Railway Co. Ltd 7.250% 5/15/19	1,010,000	1,223,154
Con-way, Inc. 7.250% 1/15/18	1,285,000	1,476,970
CSX Corp. 7.250% 5/01/27	50,000	59,946
Norfolk Southern Corp. 6.000% 5/23/2111	375,000	397,061
Ryder System, Inc. 2.500% 3/01/18	2,980,000	2,998,869
Union Pacific Corp. 4.000% 2/01/21	500,000	521,736
Union Pacific Corp. 5.375% 6/01/33	520,000	531,341

		11,032,045

Trucking & Leasing — 0.9%
GATX Corp. 2.375% 7/30/18	865,000	866,431
GATX Corp. 3.500% 7/15/16	875,000	912,458
GATX Corp. 3.900% 3/30/23	530,000	502,074
GATX Corp. 4.750% 5/15/15	315,000	330,974
GATX Corp. 4.750% 6/15/22	925,000	940,709
GATX Corp. 8.750% 5/15/14	1,145,000	1,179,183
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 3/15/16	3,425,000	3,508,971

	Principal Amount	Value
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.125% 5/11/15	$1,200,000	$1,234,176
TTX Co. (a) 3.050% 11/15/22	900,000	820,516
TTX Co. (a) 4.150% 1/15/24	1,565,000	1,540,185

		11,835,677

TOTAL CORPORATE DEBT (Cost $554,646,321)		567,777,395

MUNICIPAL OBLIGATIONS — 0.8%
JobsOhio Beverage System Series B 4.532% 1/01/35	3,950,000	3,631,156
New York City Municipal Water Finance Authority 5.882% 6/15/44	105,000	119,757
State of California 5.950% 4/01/16	410,000	453,956
State of California BAB 7.550% 4/01/39	120,000	155,216
State of California BAB 7.600% 11/01/40	3,160,000	4,163,079
State of Illinois 5.365% 3/01/17	2,200,000	2,387,550

		10,910,714

TOTAL MUNICIPAL OBLIGATIONS (Cost $11,510,548)		10,910,714

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.9%
Automobile ABS — 0.6%
California Republic Auto Receivables Trust, Series 2012-1, Class A (a) 1.180% 8/15/17	1,195,232	1,197,573
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	1,219,856	1,209,244
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	2,000,000	1,999,837
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	485,502	496,235
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A (a) 2.610% 3/15/19	836,481	841,549
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (a) 1.290% 10/16/17	1,001,331	1,002,540

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	$308,455	$309,497
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (a) 1.230% 12/15/15	259,042	259,209
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	810,000	821,237
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B (a) 2.060% 6/15/17	139,528	139,533

		8,276,454

Commercial MBS — 5.2%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.746% 2/10/51	2,106,203	2,334,815
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.207% 2/10/51	2,143,000	2,436,995
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.250% 2/10/51	1,310,000	1,472,853
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	1,555,000	1,610,366
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	1,345,000	1,471,180
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	925,000	1,009,222
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	1,444,485	1,454,866
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 VRN 5.471% 1/12/45	800,000	886,503
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	2,545,000	2,764,193
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	1,400,000	1,568,332

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.751% 9/11/38	$1,650,000	$1,786,519
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	1,395,000	1,569,874
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.887% 6/11/50	2,870,000	3,227,975
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (a) 3.703% 10/15/45	1,060,000	1,006,905
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AM VRN 5.650% 12/10/49	1,335,000	1,491,509
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.777% 6/10/46	950,000	1,021,087
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.800% 12/10/49	2,487,000	2,809,489
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4 VRN 5.465% 2/15/39	1,145,000	1,232,967
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	1,910,078	1,913,064
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	950,000	992,431
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 5.820% 7/10/38	2,594,128	2,835,403
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	488,000	525,158
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	450,000	469,414
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,240,000	1,346,856

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	$2,520,000	$2,812,447
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 5.886% 6/12/46	1,305,000	1,425,652
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (a) 5.200% 6/15/44	1,325,000	1,423,103
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	950,000	1,031,847
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	2,100,000	2,313,852
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	1,520,000	1,673,544
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	441,251	446,642
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.281% 1/11/43	880,000	1,013,066
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	1,558,782	1,543,194
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.565% 8/15/39	1,517,323	1,564,374
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.565% 8/15/39	975,000	1,037,433
VNO Mortgage Trust, Series 2013-PENN, Class A (a) 3.808% 12/13/29	1,450,000	1,478,447
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	1,680,000	1,837,461
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	1,920,000	2,069,971
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,240,000	1,360,952
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	356,855	372,987
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	997,860	991,873

	Principal Amount	Value
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	$750,000	$781,574
WF-RBS Commercial Mortgage Trust, Series 2013-UBS1, Class A3 3.591% 3/15/46	2,325,000	2,355,127
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	650,000	682,262

		67,453,784

Home Equity ABS — 3.3%
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.890% 1/25/35	1,350,000	1,268,587
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.435% 8/25/35	462,864	455,710
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.495% 11/25/35	982,754	953,175
Aegis Asset Backed Securities Trust, Series 2005-2, Class M1 FRN 0.585% 6/25/35	598,779	574,846
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.525% 7/25/35	118,077	117,657
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.534% 11/25/34	352,407	349,633
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1 FRN 1.125% 9/25/34	960,000	893,135
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.825% 6/25/35	633,277	618,726
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.840% 2/25/35	611,480	596,534
Bear Stearns Asset Backed Securities I Trust, Series 2006-EC2, Class M1 FRN 0.565% 2/25/36	885,738	777,064
Bear Stearns Asset-Backed Securities Trust, Series 2005-3, Class A1 FRN 0.615% 9/25/35	178,881	178,042
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE9, Class M1 FRN 0.675% 10/25/35	1,067,138	1,048,584
BNC Mortgage Loan Trust, Series 2007-1, Class A2 FRN 0.225% 3/25/37	622,601	615,548

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1 FRN (a) 0.365% 11/25/45	$1,868,654	$1,796,323
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.575% 12/25/33	165,564	163,887
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.595% 7/25/35	649,319	624,511
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.615% 8/25/35	889,445	840,949
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.625% 9/25/34	180,089	178,687
Countrywide Asset-Backed Certificates, Series 2005-8, Class M1 FRN 0.635% 12/25/35	885,487	833,532
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.655% 12/25/35	832,393	825,271
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.065% 2/25/35	541,680	466,689
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.455% 7/25/36	1,055,109	1,043,061
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.585% 5/25/36	2,184,934	2,115,794
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.595% 5/25/35	1,521,740	1,494,479
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.615% 7/25/35	1,650,000	1,544,451
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.405% 1/25/36	527,665	513,900
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.595% 4/25/35	478,680	448,733
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.335% 8/25/36	468,747	453,201
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.345% 7/25/36	85,090	84,920
HSBC Home Equity Loan Trust, Series 2005-1, Class M FRN 0.697% 1/20/34	1,180,135	992,651

	Principal Amount	Value
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.945% 12/25/32	$883,288	$855,228
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.445% 8/25/45	84,844	84,357
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.915% 2/25/35	170,673	169,355
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.960% 2/25/35	1,200,000	1,112,429
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.990% 6/25/35	2,173,153	2,064,476
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.885% 3/25/35	1,785,000	1,644,569
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.902% 6/28/35	2,551,308	2,540,513
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (a) 0.932% 6/28/35	950,000	883,983
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.665% 7/25/35	1,650,303	1,583,055
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	318	334
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.635% 5/25/35	136,202	134,493
Park Place Securities Inc, Series 2005-WCW1 A3D FRN 0.505% 9/25/35	58,064	57,808
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.425% 9/25/35	972,405	946,923
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.545% 8/25/35	832,289	816,013
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.665% 3/25/35	648,934	634,040
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1 FRN 0.565% 10/25/35	1,305,000	1,229,068
Residential Asset Mortgage Products, Inc., Series 2005-EFC4, Class M1 FRN 0.575% 9/25/35	1,854,787	1,811,404

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.355% 3/25/36	$242,134	$240,584
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.415% 1/25/36	528,230	524,025
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.595% 11/25/35	1,655,000	1,621,883
Soundview Home Loan Trust, Series 2006-2, Class A3 FRN 0.345% 3/25/36	366,057	364,564
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.525% 8/25/35	606,717	596,472

		42,783,856

Other ABS — 2.2%
ARL First LLC, Series 2012-1A, Class A2 (a) 3.810% 12/15/42	730,000	707,872
Cajun Global LLC, Series 2011-1A, Class A2 (a) 5.955% 2/20/41	1,248,074	1,310,880
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	870,100	887,522
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.345% 8/18/21	447,747	439,495
Cronos Containers Program Ltd., Series 2012-2A, Class A (a) 3.810% 9/18/27	918,750	927,313
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	1,480,100	1,579,534
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	700,000	731,571
Drug Royalty II LP 1, Series 2012-1, Class A2 (a) 4.474% 1/15/25	590,305	586,503
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (a) 4.212% 10/15/42	2,227,952	2,187,933
Global SC Finance II SRL, Series 2013-1A, Class A (a) 2.980% 4/17/28	700,000	687,094
Global SC Finance SRL, Series 2013-2A, Class A (a) 3.670% 11/17/28	1,611,458	1,606,597
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	1,509,932	1,516,538

	Principal Amount	Value
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.418% 6/02/17	$1,425,000	$1,446,633
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	2,331,522	2,330,716
Horizon Funding Trust, Series 2013-1A, Class A (a) 3.000% 5/15/18	1,362,056	1,362,056
Icon Brands Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	345,838	343,867
Leaf II Receivables Funding LLC, Series 2012-1, Class A2 (a) 0.810% 12/15/15	548,517	548,517
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (a) 2.510% 5/20/30	686,170	695,128
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	625,888	625,882
Newport Waves CDO (Acquired 3/30/07, Cost $1,269,023), Series 2007-1A, Class A3LS FRN (a) (c) 0.845% 6/20/14	1,175,000	1,172,650
PFS Financing Corp., Series 2011-BA, Class A FRN (a) 1.667% 10/17/16	1,100,000	1,104,813
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	341,880	347,987
Sierra Receivables Funding LLC, Series 2013-3A, Class A (a) 2.200% 10/20/30	1,695,439	1,684,446
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	454,186	464,627
SVO VOI Mortgage Corp., Series 2012-AA, Class A (a) 2.000% 9/20/29	835,128	833,613
TAL Advantage LLC, Series 2006-1A FRN (a) 0.357% 4/20/21	373,333	368,519
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.567% 10/15/15	737,000	745,961
Trinity Rail Leasing LP, Series 2006-1A, Class A1 (a) 5.900% 5/14/36	542,385	599,336
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	533,564	565,637

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	$589,235	$591,167

		29,000,407

Student Loans ABS — 2.3%
Access Group, Inc., Series 2002-1, Class A4 VRN 0.030% 9/01/37	820,000	760,766
Access Group, Inc., Series 2007-A, Class A2 FRN 0.368% 8/25/26	274,972	272,446
Access Group, Inc., Series 2003-A, Class A3 FRN 1.670% 7/01/38	1,305,920	1,157,856
College Loan Corp. Trust, Series 2002-1, Class B1 FRN (a) 1.662% 3/01/42	1,050,000	840,000
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.664% 1/25/47	1,500,000	1,282,500
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.450% 6/15/43	1,075,000	1,052,374
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.520% 6/15/43	1,100,000	1,076,130
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.667% 6/15/43	1,750,000	1,730,312
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.910% 6/15/43	650,000	551,768
Educational Funding of the South, Inc., Series 2011-1, Class B FRN 3.938% 4/25/46	625,000	673,846
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.338% 8/25/25	484,444	482,820
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.358% 11/25/26	1,305,370	1,293,065
Goal Capital Funding Trust, Series 2006-1, Class B FRN 0.688% 8/25/42	1,170,394	1,006,773
Higher Education Funding I, Series 2004-1, Class A9 FRN (a) 1.657% 1/01/44	150,000	128,471
Higher Education Funding I, Series 2004-1, Class A5 FRN (a) 1.663% 1/01/44	150,000	128,467

	Principal Amount	Value
Higher Education Funding I, Series 2004-1, Class B1 FRN (a) 1.663% 1/01/44	$450,000	$363,855
Higher Education Funding I, Series 2004-1, Class A6 FRN (a) 1.664% 1/01/44	150,000	128,325
Higher Education Funding I, Series 2004-1, Class A2 FRN (a) 1.668% 1/01/44	150,000	128,325
Higher Education Funding I, Series 2004-1, Class B2 FRN (a) 1.668% 1/01/44	450,000	356,306
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.556% 9/27/35	1,560,000	1,364,972
National Collegiate Student Loan Trust, Series 2004-2, Class A3 FRN 0.375% 4/26/27	120,712	120,614
Nelnet Student Loan Trust, Series 2005-4, Class A4A FRN 0.798% 3/22/32	325,000	302,161
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.965% 4/25/46	550,754	555,119
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.448% 5/28/26	708,632	706,129
Panhandle-Plains Student Finance Corp., Series 2001-A2 1.667% 12/01/31	1,900,000	1,842,924
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.414% 7/15/36	4,270,000	4,187,527
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.544% 7/15/36	378,000	346,925
SLM Student Loan Trust, Series 2002-7, Class A11 FRN 0.930% 3/15/28	1,850,000	1,850,000
SLM Student Loan Trust, Series 2002-7, Class A10 FRN 0.960% 3/15/28	965,000	965,000
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.650% 12/15/16	350,000	350,000
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 1.656% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.657% 12/15/16	650,000	650,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.658% 12/15/16	180,000	180,000

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.659% 12/15/16	$125,000	$125,000
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.660% 9/15/28	650,000	650,000
SLM Student Loan Trust, Series 2013-2, Class B FRN 1.665% 6/25/43	1,420,000	1,348,890
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.671% 6/17/30	250,000	242,658
SLM Student Loan Trust, Series 2003-10A, Class B FRN (a) 3.390% 12/17/46	425,000	379,313
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.428% 10/28/28	257,207	256,493
Wachovia Student Loan Trust, Series 2005-1, Class A4 FRN 0.348% 7/27/20	319,826	319,597

		30,257,727

WL Collateral CMO — 0.2%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.768% 8/25/34	131,402	127,010
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.909% 2/25/34	29,015	28,337
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.010% 9/25/33	7,713	6,936
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.563% 8/25/34	22,665	21,313
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.356% 1/19/38	608,279	489,035
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.525% 7/25/35	245,349	240,057
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.275% 5/25/37	608,153	398,529
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.371% 8/25/34	87,327	73,488
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.415% 8/25/36	154,492	141,092

	Principal Amount	Value
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.274% 2/25/34	$10,745	$9,969
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.494% 7/25/33	5,410	5,431
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	269	270
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	378,126	382,966
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.425% 7/25/35	95,980	94,919
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.575% 3/25/34	57,179	57,109
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.543% 4/25/44	132,680	130,343

		2,206,804

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.415% 11/25/37	716,735	704,379
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.744% 6/25/32	34,783	32,142

		736,521

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $177,208,211)		180,715,553

SOVEREIGN DEBT OBLIGATIONS — 1.0%
Brazilian Government International Bond 4.875% 1/22/21	425,000	448,375
Colombia Government International Bond 7.375% 3/18/19	725,000	871,450
Mexico Government International Bond 4.750% 3/08/44	1,955,000	1,761,944
Peruvian Government International Bond 6.550% 3/14/37	405,000	465,750
Poland Government International Bond 6.375% 7/15/19	690,000	806,437
Province of Quebec Canada 2.625% 2/13/23	2,515,000	2,310,141
Province of Quebec Canada 7.500% 9/15/29	390,000	515,701

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Republic of Brazil International Bond 5.625% 1/07/41	$1,315,000	$1,275,550
Republic of Brazil International Bond 5.875% 1/15/19	876,000	981,120
Republic of Turkey International Bond 3.250% 3/23/23	405,000	333,112
Republic of Turkey International Bond 4.875% 4/16/43	474,000	362,847
Republic of Turkey International Bond 6.750% 4/03/18	840,000	912,240
United Mexican States 5.125% 1/15/20	850,000	941,800
United Mexican States 6.750% 9/27/34	685,000	808,300

		12,794,767

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $12,957,214)		12,794,767

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 24.5%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	130,118	147,566
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	130,006	146,652

		294,218

Pass-Through Securities — 24.5%
Federal Home Loan Mortgage Corp.
Pool #Q15841 3.000% 2/01/43	8,086,863	7,673,043
Pool #G11630 3.500% 6/01/19	300,909	313,862
Pool #J13972 3.500% 1/01/26	158,552	165,526
Pool #C91344 3.500% 11/01/30	344,654	354,132
Pool #C91424 3.500% 1/01/32	224,016	229,546
Pool #C91239 4.500% 3/01/29	24,601	26,331
Pool #C91251 4.500% 6/01/29	180,332	193,019
Pool #G05253 5.000% 2/01/39	847,487	914,823
Pool #C90939 5.500% 12/01/25	89,581	98,677
Pool #D97258 5.500% 4/01/27	155,768	170,958

	Principal Amount	Value
Pool #C91026 5.500% 4/01/27	$171,361	$188,040
Pool #C91074 5.500% 8/01/27	15,145	16,623
Pool #D97417 5.500% 10/01/27	139,443	153,098
Pool #C91128 5.500% 12/01/27	7,581	8,323
Pool #C91148 5.500% 1/01/28	301,967	331,539
Pool #C91176 5.500% 5/01/28	115,258	126,545
Pool #C91217 5.500% 11/01/28	48,604	53,364
Pool #E85389 6.000% 9/01/16	15,726	16,512
Pool #G11431 6.000% 2/01/18	13,763	14,539
Pool #E85301 6.500% 9/01/16	58,008	61,187
Pool #E85032 6.500% 9/01/16	5,563	5,842
Pool #E85409 6.500% 9/01/16	47,731	50,274
Pool #C01079 7.500% 10/01/30	4,069	4,783
Pool #C01135 7.500% 2/01/31	10,823	12,712
Pool #554904 9.000% 3/01/17	70	76
Federal Home Loan Mortgage Corp. TBA
Pool #3395 3.000% 9/01/42 (d)	1,500,000	1,421,133
Federal National Mortgage Association
Pool #725692 2.267% 10/01/33 FRN	347,428	365,889
Pool #888586 2.342% 10/01/34 FRN	349,191	364,943
Pool #775539 2.357% 5/01/34 FRN	154,441	161,435
Pool #890328 3.000% 9/01/20	1,717,060	1,786,950
Pool #AL1382 3.000% 2/01/27	768,682	784,956
Pool #AO8180 3.000% 9/01/42	62,843	59,790
Pool #AP8668 3.000% 12/01/42	337,091	320,711
Pool #AR1975 3.000% 12/01/42	78,526	74,710
Pool #AB7397 3.000% 12/01/42	280,988	267,334

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AB7401 3.000% 12/01/42	$276,011	$262,599
Pool #AR0306 3.000% 1/01/43	22,823	21,714
Pool #AR5391 3.000% 1/01/43	191,730	182,413
Pool #AL3215 3.000% 2/01/43	263,866	251,044
Pool #AR4109 3.000% 2/01/43	225,483	214,526
Pool #AT0169 3.000% 3/01/43	478,342	455,098
Pool #AB8809 3.000% 3/01/43	142,655	135,723
Pool #MA1368 3.000% 3/01/43	491,337	467,461
Pool #AR4432 3.000% 3/01/43	95,154	90,530
Pool #AB8756 3.000% 3/01/43	4,439,607	4,157,275
Pool #AR2174 3.000% 4/01/43	484,123	460,598
Pool #AT0976 3.000% 4/01/43	4,203,006	3,935,721
Pool #AT2911 3.000% 4/01/43	5,127,257	4,801,195
Pool #890564 3.000% 6/01/43	4,763,591	4,535,088
Pool #MA0629 3.500% 1/01/21	58,945	62,040
Pool #AB1485 3.500% 9/01/30	174,800	179,607
Pool #MA0625 3.500% 1/01/31	276,953	284,309
Pool #AJ3722 3.500% 12/01/31	365,074	374,087
Pool #MA1084 3.500% 6/01/32	2,782,538	2,848,623
Pool #MA1138 3.500% 8/01/32	45,944	47,035
Pool #AB6353 3.500% 10/01/32	3,378,495	3,455,567
Pool #AP9736 3.500% 10/01/42	1,987,451	1,978,135
Pool #AQ0546 3.500% 11/01/42	495,037	492,716
Pool #AR8708 3.500% 4/01/43	1,350,066	1,325,174
Pool #AT0998 3.500% 4/01/43	6,919,196	6,791,624
Pool #AT4050 3.500% 5/01/43	1,886,338	1,851,559

	Principal Amount	Value
Pool #MA1463 3.500% 6/01/43	$4,475,280	$4,392,767
Pool #AA3980 4.500% 4/01/28	341,312	367,137
Pool #AD0836 5.500% 11/01/28	302,332	331,939
Pool #587994 6.000% 6/01/16	7,221	7,539
Pool #253880 6.500% 7/01/16	23,530	24,663
Pool #575667 7.000% 3/01/31	14,636	16,879
Pool #497120 7.500% 8/01/29	395	464
Pool #529453 7.500% 1/01/30	3,219	3,772
Pool #531196 7.500% 2/01/30	420	492
Pool #532418 7.500% 2/01/30	5,002	5,862
Pool #530299 7.500% 3/01/30	538	628
Pool #536386 7.500% 4/01/30	571	668
Pool #535996 7.500% 6/01/31	16,062	18,749
Pool #523499 8.000% 11/01/29	615	717
Pool #252926 8.000% 12/01/29	506	607
Pool #532819 8.000% 3/01/30	225	270
Pool #537033 8.000% 4/01/30	4,883	5,873
Pool #534703 8.000% 5/01/30	3,402	4,083
Pool #253437 8.000% 9/01/30	369	442
Pool #253481 8.000% 10/01/30	202	242
Pool #190317 8.000% 8/01/31	7,683	9,219
Pool #596656 8.000% 8/01/31	3,736	4,298
Pool #602008 8.000% 8/01/31	11,096	13,343
Pool #597220 8.000% 9/01/31	7,555	9,100
Federal National Mortgage Association TBA
Pool #3348 2.500% 9/01/27 (d)	25,615,000	25,350,845

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #1312 3.000% 4/01/27 (d)	$21,170,000	$21,596,707
Pool #4241 3.000% 10/01/42 (d)	80,045,000	76,067,764
Pool #1963 3.500% 4/01/42 (d)	21,650,000	21,524,837
Pool #9174 4.000% 6/01/41 (d)	47,125,000	48,560,842
Government National Mortgage Association
Pool #371146 7.000% 9/15/23	1,091	1,247
Pool #352022 7.000% 11/15/23	16,120	18,458
Pool #374440 7.000% 11/15/23	859	982
Pool #491089 7.000% 12/15/28	35,228	41,111
Pool #483598 7.000% 1/15/29	4,868	5,667
Pool #480539 7.000% 4/15/29	561	656
Pool #478658 7.000% 5/15/29	2,727	3,193
Pool #488634 7.000% 5/15/29	2,949	3,448
Pool #500928 7.000% 5/15/29	6,707	7,822
Pool #498541 7.000% 6/15/29	785	789
Pool #499410 7.000% 7/15/29	1,571	1,841
Pool #508655 7.000% 7/15/29	173	202
Pool #510083 7.000% 7/15/29	2,887	3,372
Pool #493723 7.000% 8/15/29	13,731	16,085
Pool #516706 7.000% 8/15/29	203	229
Pool #505558 7.000% 9/15/29	2,648	3,099
Pool #581417 7.000% 7/15/32	31,421	36,910
Pool #591581 7.000% 8/15/32	16,358	19,233
Pool #210946 7.500% 3/15/17	4,689	5,068
Pool #203940 7.500% 4/15/17	6,091	6,551
Pool #181168 7.500% 5/15/17	1,295	1,402

	Principal Amount	Value
Pool #193870 7.500% 5/15/17	$5,430	$5,879
Pool #192796 7.500% 6/15/17	754	815
Pool #226163 7.500% 7/15/17	8,970	9,741
Government National Mortgage Association II
Pool #008746 1.625% 11/20/25 FRN	9,252	9,487
Pool #080136 1.625% 11/20/27 FRN	1,661	1,708
Pool #82488 2.000% 3/20/40 FRN	1,262,225	1,306,755
Pool #82462 3.500% 1/20/40 FRN	1,503,925	1,579,533
Government National Mortgage Association TBA
Pool #188 3.000% 12/01/99 (d)	36,450,000	35,208,422
Pool #5610 3.500% 1/01/42 (d)	25,125,000	25,329,141

		318,402,280

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $321,160,865)		318,696,498

U.S. TREASURY OBLIGATIONS — 13.6%
U.S. Treasury Bonds & Notes — 13.6%
U.S. Treasury Bond 2.750% 8/15/42	29,115,000	23,069,090
U.S. Treasury Bond 2.875% 5/15/43	2,100,000	1,701,929
U.S. Treasury Bond 4.500% 2/15/36	1,800,000	2,002,922
U.S. Treasury Note (e) (f) 0.875% 4/30/17	111,300,000	110,966,679
U.S. Treasury Note 2.500% 8/15/23	40,765,000	39,147,139

		176,887,759

TOTAL U.S. TREASURY OBLIGATIONS (Cost $181,335,297)		176,887,759

TOTAL BONDS & NOTES (Cost $1,258,818,456)		1,267,782,686

TOTAL LONG-TERM INVESTMENTS (Cost $1,261,193,456)		1,270,073,136

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 20.7%
Commercial Paper — 20.3%
AGL Capital Corp. (a) 0.355% 1/17/14	$15,000,000	$14,997,667
Airgas, Inc. (a) 0.325% 1/22/14	5,000,000	4,999,067
Airgas, Inc. (a) 0.325% 3/13/14	10,000,000	9,993,689
Albemarle Corp. (a) 0.233% 1/08/14	10,000,000	9,999,553
Bemis Co., Inc . (a) 0.240% 1/27/14	2,000,000	1,999,653
Canadian Natural Resources, Ltd. (a) 0.314% 1/21/14	14,500,000	14,497,503
DirecTV Holdings LLC (a) 0.440% 3/10/14	5,000,000	4,995,844
Duke Energy Corp. (a) 0.370% 3/10/14	8,000,000	7,994,409
Enbridge (US), Inc. (a) 0.320% 1/27/14	4,759,000	4,757,900
Enbridge Energy Partners LP (a) 0.375% 2/28/14	8,360,000	8,355,016
FMC Corp. (a) 0.294% 1/09/14	6,000,000	5,999,613
Glencore Funding LLC (a) 0.609% 2/10/14	3,210,000	3,207,860
Glencore Funding LLC 0.620% 2/18/14	11,000,000	10,990,906
Glencore Funding LLC 0.660% 2/18/14	5,000,000	4,995,667
Holcim US Finance Sarl & Cie (a) 0.420% 2/06/14	3,800,000	3,798,404
Holcim US Finance Sarl & Cie (a) 0.420% 2/10/14	10,000,000	9,995,333
Holcim US Finance Sarl & Cie (a) 0.426% 2/04/14	6,000,000	5,997,620
Intercontinental Exchange (a) 0.310% 3/12/14	18,800,000	18,788,668
Johnson Controls (a) 0.200% 1/02/14	12,000,000	11,999,933
National Grid USA (a) 0.340% 1/29/14	6,800,000	6,798,202
National Grid USA (a) 0.350% 1/21/14	8,000,000	7,998,444
Nissan Motor Acceptance Corp. (a) 0.314% 1/22/14	10,000,000	9,998,192
Nissan Motor Acceptance Corp. (a) 0.335% 1/27/14	6,479,000	6,477,456
ONEOK, Inc. (a) 0.300% 1/09/14	3,500,000	3,499,767
ONEOK, Inc. (a) 0.350% 1/13/14	7,000,000	6,999,183

	Principal Amount	Value
Pall Corp. (a) 0.250% 1/13/14	$3,900,000	$3,899,675
Pall Corp. (a) 0.320% 3/10/14	5,000,000	4,996,978
Pentair Finance (a) 0.300% 1/24/14	5,600,000	5,598,927
Plains All American Pipeline LP (a) 0.270% 1/13/14	3,921,000	3,920,647
Plains Midstream (a) 0.270% 1/07/14	2,905,000	2,904,869
Sabmiller Holdings, Inc. 0.304% 2/13/14	10,000,000	9,996,417
Sempra Energy Holdings (a) 0.325% 2/10/14	3,500,000	3,498,755
Volvo Group Treasury NA (a) 0.304% 1/14/14	7,000,000	6,999,242
Volvo Group Treasury NA (a) 0.386% 3/11/14	10,000,000	9,992,717
VW Credit, Inc. (a) 0.220% 1/29/14	7,400,000	7,398,734
WellPoint, Inc. (a) 0.330% 1/08/14	5,000,000	4,999,679

		264,342,189

Time Deposits — 0.4%
Euro Time Deposit 0.010% 1/02/14	5,179,140	5,179,140

TOTAL SHORT-TERM INVESTMENTS (Cost $269,521,329)		269,521,329

TOTAL INVESTMENTS —118.3% (Cost $1,530,714,785) (g)		1,539,594,465

Other Assets/(Liabilities) — (18.3)%		(237,703,938)

NET ASSETS — 100.0%		$1,301,890,527

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $387,620,401 or 29.77% of net assets.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2013, these securities amounted to a value of $59,565 or 0.00% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2013, these securities amounted to a value of $1,172,650 or 0.09% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments

December 31, 2013

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 99.7%
Commercial Paper — 70.5%
Air Products & Chemicals, Inc. (a) 0.070% 1/08/14	$3,500,000	$3,499,952
Air Products & Chemicals, Inc. (a) 0.100% 2/19/14	3,500,000	3,499,524
American Honda Finance Corp. 0.091% 1/09/14	1,300,000	1,299,974
American Honda Finance Corp. 0.132% 3/07/14	5,000,000	4,998,826
Anheuser-Busch InBev Worldwide, Inc. (a) 0.170% 1/27/14	7,000,000	6,999,141
Bank of Nova Scotia 0.101% 1/02/14	2,500,000	2,499,993
Bank of Nova Scotia 0.085% 2/25/14	4,500,000	4,499,416
Basin Electric Power Cooperative (a) 0.100% 3/04/14	3,000,000	2,999,483
Basin Electric Power Cooperative (a) 0.100% 3/11/14	4,000,000	3,999,233
BMW US Capital LLC (a) 0.091% 1/16/14	4,000,000	3,999,850
BMW US Capital LLC (a) 0.110% 1/24/14	1,450,000	1,449,898
BMW US Capital LLC (a) 0.112% 3/05/14	1,500,000	1,499,711
BP Capital Markets PLC (a) 0.090% 1/21/14	2,750,000	2,749,862
BP Capital Markets PLC (a) 0.090% 1/24/14	4,050,000	4,049,767
Brown-Forman Corp. (a) 0.120% 1/07/14	7,000,000	6,999,860
Cargill Global Funding PLC (a) 0.060% 1/06/14	4,000,000	3,999,967
Cargill Global Funding PLC (a) 0.061% 1/06/14	2,750,000	2,749,977
Caterpillar Financial Services Corp. 0.080% 1/06/14	4,000,000	3,999,956
The Coca-Cola Co. (a) 0.100% 1/09/14	2,000,000	1,999,956
The Coca-Cola Co. (a) 0.090% 1/21/14	2,000,000	1,999,900
The Coca-Cola Co. (a) 0.190% 1/21/14	2,500,000	2,499,736
Commonwealth Bank of Australia (a) 0.150% 1/02/14	1,150,000	1,149,995
Commonwealth Bank of Australia (a) 0.150% 2/21/14	4,000,000	3,999,150
Commonwealth Bank of Australia (a) 0.157% 2/28/14	950,000	949,763

	Principal Amount	Value
ConocoPhillips Qatar Funding Ltd. (a) 0.150% 1/03/14	$2,000,000	$1,999,983
ConocoPhillips Qatar Funding Ltd. (a) 0.140% 2/28/14	5,000,000	4,998,872
Emerson Electric Co. (a) 0.101% 2/26/14	5,000,000	4,999,222
Google, Inc. (a) 0.070% 1/22/14	3,000,000	2,999,877
Google, Inc. (a) 0.120% 3/25/14	1,500,000	1,499,585
Google, Inc. (a) 0.140% 5/06/14	2,000,000	1,999,028
Henkel Corp. (a) 0.060% 1/13/14	2,475,000	2,474,951
Henkel Corp. (a) 0.070% 1/14/14	4,000,000	3,999,899
Honeywell International, Inc. (a) 0.100% 2/21/14	1,500,000	1,499,788
Illinois Tool Works, Inc. (a) 0.101% 1/23/14	7,000,000	6,999,572
International Business Machines Corp. (a) 0.132% 1/07/14	3,000,000	2,999,935
Johnson & Johnson (a) 0.152% 1/08/14	7,000,000	6,999,796
Medtronic, Inc. (a) 0.070% 1/28/14	4,000,000	3,999,790
Medtronic, Inc. (a) 0.090% 2/04/14	1,250,000	1,249,894
National Rural Utilities Cooperative Finance Corp. 0.091% 1/09/14	2,000,000	1,999,960
National Rural Utilities Cooperative Finance Corp. 0.091% 1/13/14	5,000,000	4,999,850
Nestle Capital Corp. (a) 0.091% 2/10/14	3,500,000	3,499,650
Nestle Capital Corp. (a) 0.120% 4/03/14	3,000,000	2,999,080
Paccar Financial Corp. 0.180% 1/10/14	3,400,000	3,399,847
Paccar Financial Corp. 0.101% 3/04/14	3,000,000	2,999,483
Pepsico, Inc. (a) 0.050% 1/21/14	2,300,000	2,299,936
Precision Castparts Corp. (a) 0.112% 1/17/14	6,500,000	6,499,682
Proctor & Gamble Co. (a) 0.101% 2/11/14	2,625,000	2,624,701
Reckitt Benckiser Treasury Services PLC (a) 0.110% 2/10/14	4,000,000	3,999,511

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rockwell Automation, Inc. (a) 0.120% 1/02/14	$1,000,000	$999,997
Rockwell Automation, Inc. (a) 0.130% 1/16/14	2,100,000	2,099,886
Union Bank NA 0.160% 1/14/14	2,550,000	2,549,853
Union Bank NA 0.100% 1/16/14	1,000,000	999,958
Union Bank NA 0.100% 2/18/14	3,150,000	3,149,580
United Healthcare Co. (a) 0.112% 1/02/14	5,000,000	4,999,985
United Healthcare Co. (a) 0.162% 1/08/14	2,000,000	1,999,938
Wal-Mart Stores, Inc. (a) 0.070% 1/29/14	1,000,000	999,946
Wells Fargo Bank NA 0.222% 4/17/14	5,000,000	5,000,000
Wisconsin Electric Power Corp. 0.210% 1/06/14	2,950,000	2,949,914
Wisconsin Electric Power Corp. 0.150% 1/09/14	2,000,000	1,999,933
Wisconsin Gas Co. 0.122% 1/07/14	2,000,000	1,999,960

		192,183,732

Corporate Debt — 7.4%
Berkshire Hathaway Finance Corp. FRN 0.574% 1/10/14	4,605,000	4,605,440
Cisco Systems, Inc. FRN 0.493% 3/14/14	4,676,000	4,678,604
General Electric Capital Corp. FRN 0.503% 9/15/14	1,583,000	1,586,382
General Electric Capital Corp. FRN 0.873% 4/07/14	5,000,000	5,008,781
The Procter & Gamble Co. FRN 0.158% 2/06/14	4,250,000	4,249,961

		20,129,168

Discount Notes — 10.8%
Federal Farm Credit Discount Notes 0.090% 4/04/14	2,250,000	2,249,477
Federal Home Loan Bank Discount Notes 0.060% 2/03/14	2,000,000	1,999,890
Federal Home Loan Bank Discount Notes 0.060% 2/05/14	5,000,000	4,999,708
Federal Home Loan Bank Discount Notes 0.060% 2/07/14	3,000,000	2,999,815

	Principal Amount	Value
Federal Home Loan Bank Discount Notes 0.080% 2/21/14	$800,000	$799,909
Federal Home Loan Bank Discount Notes 0.130% 7/31/14	315,000	314,760
Federal Home Loan Mortgage Corp. 0.055% 2/03/14	950,000	949,952
Federal Home Loan Mortgage Corp. 0.065% 1/13/14	850,000	849,982
Federal Home Loan Mortgage Corp. 0.085% 2/10/14	2,500,000	2,499,764
Federal Home Loan Mortgage Corp. 0.105% 6/27/14	1,625,000	1,624,161
Federal National Mortgage Association 0.045% 1/15/14	5,020,000	5,019,912
Federal National Mortgage Association 0.050% 1/27/14	850,000	849,969
Federal National Mortgage Association 0.055% 1/06/14	640,000	639,995
Federal National Mortgage Association 0.060% 1/29/14	500,000	499,977
Federal National Mortgage Association 0.060% 2/05/14	301,000	300,982
Federal National Mortgage Association 0.081% 2/26/14	700,000	699,913
Federal National Mortgage Association 0.085% 2/18/14	588,000	587,933
Federal National Mortgage Association 0.085% 2/19/14	400,000	399,954
Federal National Mortgage Association 0.085% 2/26/14	523,000	522,931
Federal National Mortgage Association 0.095% 3/19/14	514,000	513,896

		29,322,880

Time Deposits — 0.1%
Euro Time Deposit 0.010% 1/02/14	331,069	331,069

U.S. Government Obligations — 10.9%
U.S. Treasury Note 0.250% 4/30/14	4,000,000	4,001,783
U.S. Treasury Note 0.250% 5/31/14	2,000,000	2,000,599
U.S. Treasury Note 0.250% 6/30/14	2,770,000	2,771,559
U.S. Treasury Note 0.250% 8/31/14	6,075,000	6,079,477
U.S. Treasury Note 0.750% 6/15/14	4,075,000	4,086,238
U.S. Treasury Note 1.000% 1/15/14	3,000,000	3,001,007

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 1.250% 4/15/14	$6,260,000	$6,279,832
U.S. Treasury Note 1.750% 1/31/14	1,500,000	1,501,963

		29,722,458

TOTAL SHORT-TERM INVESTMENTS (Cost $271,689,307)		271,689,307

TOTAL INVESTMENTS — 99.7% (Cost $271,689,307) (b)		271,689,307

Other Assets/(Liabilities) — 0.3%		711,347

NET ASSETS — 100.0%		$272,400,654

Notes to Portfolio of Investments

FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $142,837,229 or 52.44% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

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MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2013

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$664,378,741	$834,034,926	$1,270,073,136	$-
Short-term investments, at value (Note 2) (b)	47,628,595	7,836,046	269,521,329	271,689,307

Total investments (c)	712,007,336	841,870,972	1,539,594,465	271,689,307

Receivables from:
Investments sold	-	1,855,793	2,196,429	-
Investments sold on a when-issued basis (Note 2)	5,663,092	-	27,298,363	-
Investment adviser	-	-	-	82,842
Fund shares sold	39,757	35,245	15,534,721	803,196
Variation margin on open derivative instruments (Note 2)	161	-	16,891	-
Interest and dividends	2,067,591	1,355,699	8,535,125	71,530

Total assets	719,777,937	845,117,709	1,593,175,994	272,646,875

Liabilities:
Payables for:
Investments purchased	1,259,656	2,443,784	13,975,820	-
Fund shares repurchased	401,111	1,927,266	307,278	48,927
Investments purchased on a when-issued basis (Note 2)	47,109,518	-	276,047,942	-
Securities on loan (Note 2)	-	11,111,682	-	-
Trustees’ fees and expenses (Note 3)	161,212	204,038	147,191	40,812
Variation margin on open derivative instruments (Note 2)	41,053	-	240,606	-
Affiliates (Note 3):
Investment management fees	242,837	288,612	434,378	112,508
Service fees	18,880	25,143	105,354	-
Accrued expense and other liabilities	74,789	77,309	26,898	43,974

Total liabilities	49,309,056	16,077,834	291,285,467	246,221

Net assets	$670,468,881	$829,039,875	$1,301,890,527	$272,400,654

Net assets consist of:
Paid-in capital	$497,379,106	$651,539,117	$1,305,475,155	$272,430,329
Undistributed (accumulated) net investment income (loss)	656,595	12,780,374	7,448,008	-
Distributions in excess of net investment income	-	-	-	(31,393)
Accumulated net realized gain (loss) on investments and foreign currency transactions	991,729	(33,325,814)	(18,400,595)	1,718
Net unrealized appreciation (depreciation) on investments and foreign currency translations	171,441,451	198,046,198	7,367,959	-

Net assets	$670,468,881	$829,039,875	$1,301,890,527	$272,400,654

(a) Cost of investments:	$492,649,967	$635,988,728	$1,261,193,456	$-
(b) Cost of short-term investments:	$47,628,595	$7,836,046	$269,521,329	$271,689,307
(c) Securities on loan with market value of:	$-	$10,852,450	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Initial Class shares:
Net assets	$639,536,763	$787,449,232	$1,123,544,558	$272,400,654

Shares outstanding (a)	28,073,393	28,577,726	90,325,716	272,674,356

Net asset value, offering price and redemption price per share	$22.78	$27.55	$12.44	$1.00

Service Class shares:
Net assets	$30,932,118	$41,590,643	$178,345,969	$-

Shares outstanding (a)	1,359,736	1,521,289	14,361,114	-

Net asset value, offering price and redemption price per share	$22.75	$27.34	$12.42	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2013

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Investment income (Note 2):
Dividends (a)	$9,030,875	$16,354,420	$122,807	$-
Interest	6,336,321	4,708	35,285,237	386,601
Securities lending net income	-	60,490	-	-

Total investment income	15,367,196	16,419,618	35,408,044	386,601

Expenses (Note 3):
Investment management fees	2,693,713	3,146,918	4,790,258	1,330,827
Custody fees	95,372	72,718	- *	33,051
Audit fees	34,205	33,564	35,348	29,150
Legal fees	4,079	4,899	- *	1,727
Proxy fees	1,028	1,028	- *	1,028
Shareholder reporting fees	58,069	68,313	- *	27,484
Trustees’ fees	43,677	50,623	62,518	20,185

	2,930,143	3,378,063	4,888,124	1,443,452
Distribution and Service fees:
Service Class	66,022	84,900	398,341	-

Total expenses	2,996,165	3,462,963	5,286,465	1,443,452
Expenses waived (Note 3):
Initial Class fees reimbursed by adviser	-	-	-	(1,056,851)

Net expenses	2,996,165	3,462,963	5,286,465	386,601

Net investment income (loss)	12,371,031	12,956,655	30,121,579	-

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	56,957,229	113,376,918	(6,789,104)	1,807
Futures contracts	1,233,182	-	(1,082,204)	-
Swap agreements	(275,134)	-	(1,672,729)	-
Foreign currency transactions	-	2,687	-	-

Net realized gain (loss)	57,915,277	113,379,605	(9,544,037)	1,807

Net change in unrealized appreciation (depreciation) on:
Investment transactions	47,808,573	94,798,436	(41,176,536)	-
Futures contracts	1,585	-	(223,347)	-
Swap agreements	2,024	-	(47,806)	-

Net change in unrealized appreciation (depreciation)	47,812,182	94,798,436	(41,447,689)	-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	105,727,459	208,178,041	(50,991,726)	1,807

Net increase (decrease) in net assets resulting from operations	$118,098,490	$221,134,696	$(20,870,147)	$1,807

(a) Net of withholding tax of:	$3,284	$173,953	$-	$-

*	Paid by MassMutual pursuant to investment management agreement dated 12/15/11 for a period of at least three years. The agreement can only be amended or terminated after that period upon approval of a majority of the Independent Trustees.

The accompanying notes are an integral part of the financial statements.

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MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,371,031	$12,516,157
Net realized gain (loss) on investment transactions	57,915,277	41,209,836
Net change in unrealized appreciation (depreciation) on investments	47,812,182	16,782,996

Net increase (decrease) in net assets resulting from operations	118,098,490	70,508,989

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(12,528,027)	(12,279,803)
Service Class	(488,868)	(354,205)

Total distributions from net investment income	(13,016,895)	(12,634,008)

From net realized gains:
Initial Class	-	-
Service Class	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Initial Class	(45,921,034)	(23,760,025)
Service Class	4,534,289	8,255,505

Increase (decrease) in net assets from fund share transactions	(41,386,745)	(15,504,520)

Total increase (decrease) in net assets	63,694,850	42,370,461
Net assets
Beginning of year	606,774,031	564,403,570

End of year	$670,468,881	$606,774,031

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$656,595	$813,132

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Fund		MML Managed Bond Fund		MML Money Market Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$12,956,655	$14,371,161	$30,121,579	$28,666,311	$-	$-
113,379,605	40,060,269	(9,544,037)	20,815,230	1,807	49
94,798,436	61,826,994	(41,447,689)	11,092,236	-	-

221,134,696	116,258,424	(20,870,147)	60,573,777	1,807	49

(13,691,072)	(13,926,580)	(33,739,776)	(28,264,150)	(5,934)	(3,396)
(609,725)	(395,021)	(4,613,488)	(3,347,025)	-	-

(14,300,797)	(14,321,601)	(38,353,264)	(31,611,175)	(5,934)	(3,396)

-	-	(12,245,770)	(10,408,669)	-	(309)
-	-	(1,790,842)	(1,235,598)	-	-

-	-	(14,036,612)	(11,644,267)	-	(309)

(120,444,180)	(168,158,008)	159,427,193	148,010,474	(27,538,855)	110,415,587
6,608,216	4,873,290	38,654,446	45,400,181	-	-

(113,835,964)	(163,284,718)	198,081,639	193,410,655	(27,538,855)	110,415,587

92,997,935	(61,347,895)	124,821,616	210,728,990	(27,542,982)	110,411,931

736,041,940	797,389,835	1,177,068,911	966,339,921	299,943,636	189,531,705

$829,039,875	$736,041,940	$1,301,890,527	$1,177,068,911	$272,400,654	$299,943,636

$12,780,374	$14,209,156	$7,448,008	$8,192,102	$-	$-

$-	$-	$-	$-	$(31,393)	$(25,486)

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$19.33	$0.41	$3.48	$3.89	$(0.44)	$(0.44)	$22.78	20.31%	$639,537	0.46%	1.94%
12/31/12	17.52	0.39	1.82	2.21	(0.40)	(0.40)	19.33	12.65%	584,660	0.46%	2.09%
12/31/11	17.08	0.36	0.45	0.81	(0.37)	(0.37)	17.52	4.78%	552,072	0.49%	2.05%
12/31/10	15.51	0.36	1.55	1.91	(0.34)	(0.34)	17.08	12.50%	590,576	0.48%	2.25%
12/31/09	13.21	0.37	2.30	2.67	(0.37)	(0.37)	15.51	20.55%	593,358	0.49%	2.71%
Service Class
12/31/13	$19.30	$0.36	$3.47	$3.83	$(0.38)	$(0.38)	$22.75	20.01%	$30,932	0.71%	1.70%
12/31/12	17.50	0.35	1.80	2.15	(0.35)	(0.35)	19.30	12.36%	22,114	0.71%	1.85%
12/31/11	17.06	0.32	0.44	0.76	(0.32)	(0.32)	17.50	4.52%	12,331	0.74%	1.82%
12/31/10	15.49	0.32	1.55	1.87	(0.30)	(0.30)	17.06	12.22%	9,398	0.73%	2.01%
12/31/09	13.20	0.33	2.30	2.63	(0.34)	(0.34)	15.49	20.25%	5,534	0.74%	2.33%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	235%	251%	285%	242%	210%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$21.07	$0.41	$6.54	$6.95	$(0.47)	$(0.47)	$27.55	33.27%		$787,449	0.44%	1.69%
12/31/12	18.51	0.38	2.58	2.96	(0.40)	(0.40)	21.07	16.05%		709,969	0.44%	1.92%
12/31/11	19.57	0.34	(1.09)	(0.75)	(0.31)	(0.31)	18.51	(3.76%	)	778,897	0.44%	1.72%
12/31/10	17.41	0.27	2.22	2.49	(0.33)	(0.33)	19.57	14.77%		909,171	0.44%	1.54%
12/31/09	13.65	0.30	3.87	4.17	(0.41)	(0.41)	17.41	30.71%		855,092	0.46%	1.97%
Service Class
12/31/13	$20.93	$0.35	$6.49	$6.84	$(0.43)	$(0.43)	$27.34	32.94%		$41,591	0.69%	1.44%
12/31/12	18.41	0.34	2.54	2.88	(0.36)	(0.36)	20.93	15.76%		26,073	0.69%	1.69%
12/31/11	19.48	0.30	(1.09)	(0.79)	(0.28)	(0.28)	18.41	(4.00%	)	18,493	0.69%	1.55%
12/31/10	17.35	0.23	2.21	2.44	(0.31)	(0.31)	19.48	14.48%		11,470	0.69%	1.31%
12/31/09	13.64	0.23	3.89	4.12	(0.41)	(0.41)	17.35	30.39%		5,979	0.71%	1.52%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	100%	65%	65%	113%	106%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$13.20	$0.31	$(0.52)	$(0.21)	$(0.40)	$(0.15)	$(0.55)	$12.44	(1.64%	)	$1,123,545	0.39%	2.46%
12/31/12	12.99	0.35	0.38	0.73	(0.38)	(0.14)	(0.52)	13.20	5.77%		1,027,945	0.40%	2.66%
12/31/11	12.80	0.47	0.44	0.91	(0.48)	(0.24)	(0.72)	12.99	7.31%		864,477	0.41%	3.63%
12/31/10	12.49	0.54	0.32	0.86	(0.49)	(0.06)	(0.55)	12.80	6.96%		869,339	0.41%	4.18%
12/31/09	11.98	0.52	0.67	1.19	(0.54)	(0.14)	(0.68)	12.49	10.21%		950,074	0.42%	4.23%
Service Class
12/31/13	$13.18	$0.28	$(0.52)	$(0.24)	$(0.37)	$(0.15)	$(0.52)	$12.42	(1.88%	)	$178,346	0.64%	2.21%
12/31/12	12.97	0.32	0.38	0.70	(0.35)	(0.14)	(0.49)	13.18	5.51%		149,124	0.65%	2.40%
12/31/11	12.79	0.43	0.44	0.87	(0.45)	(0.24)	(0.69)	12.97	7.04%		101,863	0.66%	3.34%
12/31/10	12.48	0.50	0.33	0.83	(0.46)	(0.06)	(0.52)	12.79	6.70%		65,262	0.66%	3.92%
12/31/09	11.97	0.49	0.67	1.16	(0.51)	(0.14)	(0.65)	12.48	9.93%		30,933	0.67%	3.94%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	313%	279%	186%	199%[q]	262%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover rate excludes securities sold from redemptions in-kind. Amount would be 208% including securities sold from redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Money Market Fund

		Income (loss) from investment operations:						Less distributions to shareholders:						Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$1.00	$-		$0.00	[d]	$0.00	[d]	$(0.00)[d]	$-	$(0.00)[d]	$1.00	0.00%	[e]	$272,401	0.51%	0.14%	-
12/31/12	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	299,944	0.52%	0.16%	-
12/31/11	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	189,532	0.54%	0.17%	-
12/31/10	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	188,956	0.54%	0.24%	-
12/31/09	1.00	0.00	[d]	(0.00)[d]		0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.07%		172,447	0.54%	0.37%	0.05%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)

MML Equity Fund (“Equity Fund”)

MML Managed Bond Fund (“Managed Bond Fund”)

MML Money Market Fund (“Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds other than the Money Market Fund, short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost, which approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Notes to Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Money Market Fund characterized all investments at Level 2, as of December 31, 2013. For the Money Market Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2013, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Blend Fund
Asset Investments
Common Stock	$453,858,052	$-	$-	$453,858,052
Preferred Stock	482,200	0 †	-	482,200
Corporate Debt	-	96,631,765	-	96,631,765
Municipal Obligations	-	1,732,863	-	1,732,863
Non-U.S. Government Agency Obligations	-	31,026,747	948,100	31,974,847
Sovereign Debt Obligations	-	2,423,243	-	2,423,243
U.S. Government Agency Obligations and Instrumentalities	-	51,956,976	-	51,956,976
U.S. Treasury Obligations	-	25,318,795	-	25,318,795
Short-Term Investments	-	47,628,595	-	47,628,595

Total Investments	$454,340,252	$256,718,984	$948,100	$712,007,336

Asset Derivatives
Futures Contracts	$3,320	$-	$-	$3,320

Liability Derivatives
Futures Contracts	$(64,944)	$-	$-	$(64,944)
Swap Agreements	-	(225,699)	-	(225,699)

Total	$(64,944)	$(225,699)	$-	$(290,643)

Equity Fund
Common Stock	$807,393,261	$15,529,983	$-	$822,923,244
Mutual Funds	11,111,682	-	-	11,111,682
Short-Term Investments	-	7,836,046	-	7,836,046

Total Investments	$818,504,943	$23,366,029	$-	$841,870,972

Managed Bond Fund
Asset Investments
Preferred Stock	$2,290,450	$-	$-	$2,290,450
Corporate Debt	-	567,777,395	-	567,777,395
Municipal Obligations	-	10,910,714	-	10,910,714
Non-U.S. Government Agency Obligations	-	179,542,903	1,172,650	180,715,553
Sovereign Debt Obligations	-	12,794,767	-	12,794,767
U.S. Government Agency Obligations and Instrumentalities	-	318,696,498	-	318,696,498
U.S. Treasury Obligations	-	176,887,759	-	176,887,759
Short-Term Investments	-	269,521,329	-	269,521,329

Total Investments	$2,290,450	$1,536,131,365	$1,172,650	$1,539,594,465

Asset Derivatives
Futures Contracts	$18,290	$-	$-	$18,290

Liability Derivatives
Futures Contracts	$(207,735)	$-	$-	$(207,735)
Swap Agreements	-	(1,322,276)	-	(1,322,276)

Total	$(207,735)	$(1,322,276)	$-	$(1,530,011)

†	Represents security at $0 value as of December 31, 2013.

Notes to Financial Statements (Continued)

The following table shows Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2013.

Statements of Assets and Liabilities location:	Blend Fund	Equity Fund	Managed Bond Fund
Receivables from:
Investments sold on a when-issued basis	X		X
Payables for:
Investments purchased on a when-issued basis	X		X
Securities on loan		X

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2013. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/12	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 12/31/13	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/13
Blend Fund
Non-U.S. Government Agency Obligations†	$866,590	$-	$-	$81,510	$-	$-	$-	$-		$948,100	$81,510
Non-U.S. Government Agency Obligations	532,264	-	14,767	(4,211)	-	(542,820)	-	-		-	-

	$1,398,854	$-	$14,767	$77,299	$-	$(542,820)	$-	$-		$948,100	$81,510

Managed Bond Fund
Non-U.S. Government Agency Obligations†	$1,071,835	$-	$-	$100,815	$-	$-	$-	$-		$1,172,650	$100,815
Non-U.S. Government Agency Obligations	3,383,177	-	55,173	(11,596)	-	(2,676,754)	-	(750,000	)**	-	-

	$4,455,012	$-	$55,173	$89,219	$-	$(2,676,754)	$-	$(750,000)		$1,172,650	$100,815

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as a result of securities receiving a price directly from a pricing service rather than being fair valued in accordance with procedures approved by the Board of Trustees.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2013, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivatives and Objective for Use	Blend Fund	Managed Bond Fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Interest Rate Swaps**
Hedging/Risk Management	A	A
Duration Management	M	M
Asset/Liability Management	M	M
Substitution for Direct Investment	M	M
Intention to Create Investment Leverage in Portfolio	M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At December 31, 2013, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$3,320	$3,320

Liability Derivatives
Futures Contracts^^	$-	$-	$(64,944)	$(64,944)
Swap Agreements^^	-	-	(225,699)	(225,699)

Total Value	$-	$-	$(290,643)	$(290,643)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund (Continued)
Realized Gain (Loss)#
Futures Contracts	$-	$1,319,075	$(85,893)	$1,233,182
Swap Agreements	(500,814)	-	225,680	(275,134)

Total Realized Gain (Loss)	$(500,814)	$1,319,075	$139,787	$958,048

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$68,370	$(66,785)	$1,585
Swap Agreements	227,723	-	(225,699)	2,024

Total Change in Appreciation (Depreciation)	$227,723	$68,370	$(292,484)	$3,609

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	212	162	374
Swap Agreements	$8,987,273	$-	$44,933,571	$53,920,844

Managed Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$18,290	$18,290

Liability Derivatives
Futures Contracts^^	$-	$-	$(207,735)	$(207,735)
Swap Agreements^^	-	-	(1,322,276)	(1,322,276)

Total Value	$-	$-	$(1,530,011)	$(1,530,011)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$(1,082,204)	$(1,082,204)
Swap Agreements	(2,841,581)	-	1,168,852	(1,672,729)

Total Realized Gain (Loss)	$(2,841,581)	$-	$86,648	$(2,754,933)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$(223,347)	$(223,347)
Swap Agreements	1,274,470	-	(1,322,276)	(47,806)

Total Change in Appreciation (Depreciation)	$1,274,470	$-	$(1,545,623)	$(271,153)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	895	895
Swap Agreements	$51,300,000	$-	$292,570,714	$343,870,714

^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: futures contracts or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: futures contracts or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts or notional amounts for swap agreements, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2013.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2013, are discussed below.

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2013:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Blend Fund
Futures Contracts — Long
U.S. Treasury Note 2 Year	03/31/14	81	$17,804,812	$(37,116)
U.S. Treasury Note 5 Year	03/31/14	19	2,266,938	(27,828)

				$(64,944)

Futures Contracts — Short
U.S. Long Bond	03/20/14	1	$(128,313)	$558
90 Day Eurodollar	09/15/14	130	(32,381,375)	2,762

				$3,320

Managed Bond Fund
Future Contract — Long
U.S. Treasury Note 2 Year	03/31/14	471	$103,531,688	$(207,735)

Futures Contracts — Short
U.S. Treasury Note 5 Year	03/31/14	76	$(9,067,750)	$1,715
90 Day Eurodollar	09/15/14	780	(194,288,250)	16,575

				$18,290

Notes to Financial Statements (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent

Notes to Financial Statements (Continued)

payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative investments”) and as a component of net change in unrealized appreciation/depreciation on a Fund’s Statement of Operations. Only a limited number of transactions are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at December 31, 2013. A Fund’s current exposure to a counterparty is the fair value of the agreement.

Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Blend Fund*
Interest Rate Swaps
Centrally Cleared Swaps
USD	$34,250,000	8/23/18	Fixed 1.756%	3-Month USD-LIBOR-BBA	$(185,185)	$-	$(185,185)
USD	19,025,000	8/23/23	3-Month USD-LIBOR-BBA	Fixed 3.011%	(40,514)	-	(40,514)

					(225,699)	-	(225,699)

Managed Bond Fund**
Interest Rate Swaps
Centrally Cleared Swaps
USD	$111,475,000	8/23/23	3-Month USD-LIBOR-BBA	Fixed 3.011%	$(237,386)	$-	$(237,386)
USD	200,650,000	8/23/18	Fixed 1.756%	3-Month USD-LIBOR-BBA	(1,084,890)	-	(1,084,890)

					(1,322,276)	-	(1,322,276)

USD	U.S. Dollar
*	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $184,712 in securities at December 31, 2013.
**	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $1,057,541 in securities at December 31, 2013.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original

Notes to Financial Statements (Continued)

principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds

Notes to Financial Statements (Continued)

may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

The Managed Bond Fund, Blend Fund, and Equity Fund may lend their securities to qualified brokers, under the terms of a master netting agreement. Securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and Equity Fund, respectively, taken at current value.

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities. At December 31, 2013 the Fund(s) collateral was equal to or greater than 100% of the market value of the securities on loan.

The Funds employ an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the year ended December 31, 2013, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Equity Fund	$75,620	$15,130	$60,490

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from

Notes to Financial Statements (Continued)

changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

Notes to Financial Statements (Continued)

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Blend Fund	0.13% (Equity Segment)
0.09% (Money Market and Bond Segments)
Managed Bond Fund	0.10%
Money Market Fund	0.05%

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Blend Fund and Managed Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, pursuant to which OFI serves as one of the subadvisers to the Equity Fund. This agreement provides that OFI manage the investment and reinvestment of a portion of the assets of the Fund. OFI receives a subadvisory fee from MassMutual, based upon the average daily net assets of the portion of the Fund that OFI manages, at the following annual rate:

Equity Fund	0.23%

MassMutual has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles serves as one of the subadvisers to the Equity Fund. This agreement provides that Loomis Sayles manage the investment and reinvestment of a portion of the assets of the Fund. Loomis Sayles receives a subadvisory fee from MassMutual based upon the average daily net assets of the portion of the Fund that Loomis Sayles manages.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders.

Expense Caps and Waivers

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice. Expense caps and waiver amounts are reflected as a reduction of expenses on the Statement of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest and shall be

Notes to Financial Statements (Continued)

recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2013, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$886,837,640	$574,496,200	$896,370,831	$590,365,685
Equity Fund	-	756,182,003	-	868,162,539
Managed Bond Fund	3,629,970,240	331,916,783	3,604,102,179	187,819,028

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
Blend Fund Initial Class
Sold	1,019,030	$21,392,562	2,150,409	$40,209,439
Issued as reinvestment of dividends	588,570	12,528,027	642,548	12,279,803
Redeemed	(3,787,853)	(79,841,623)	(4,056,122)	(76,249,267)

Net increase (decrease)	(2,180,253)	$(45,921,034)	(1,263,165)	$(23,760,025)

Blend Fund Service Class
Sold	304,259	$6,487,837	489,185	$9,145,995
Issued as reinvestment of dividends	22,947	488,868	18,531	354,205
Redeemed	(113,275)	(2,442,416)	(66,664)	(1,244,695)

Net increase (decrease)	213,931	$4,534,289	441,052	$8,255,505

Equity Fund Initial Class
Sold	702,152	$17,045,325	1,248,320	$25,020,791
Issued as reinvestment of dividends	555,280	13,691,072	690,950	13,926,580
Redeemed	(6,373,212)	(151,180,577)	(10,317,338)	(207,105,379)

Net increase (decrease)	(5,115,780)	$(120,444,180)	(8,378,068)	$(168,158,008)

Equity Fund Service Class
Sold	416,482	$10,168,585	320,061	$6,438,284
Issued as reinvestment of dividends	24,903	609,725	19,715	395,021
Redeemed	(165,860)	(4,170,094)	(98,743)	(1,960,015)

Net increase (decrease)	275,525	$6,608,216	241,033	$4,873,290

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
Managed Bond Fund Initial Class
Sold	19,304,672	$246,974,020	15,845,016	$208,080,981
Issued as reinvestment of dividends	3,615,259	45,985,546	2,969,698	38,672,819
Redeemed	(10,456,821)	(133,532,373)	(7,509,810)	(98,743,326)

Net increase (decrease)	12,463,110	$159,427,193	11,304,904	$148,010,474

Managed Bond Fund Service Class
Sold	3,868,002	$49,036,031	3,766,316	$49,455,444
Issued as reinvestment of dividends	504,074	6,404,330	352,306	4,582,623
Redeemed	(1,323,627)	(16,785,915)	(659,184)	(8,637,886)

Net increase (decrease)	3,048,449	$38,654,446	3,459,438	$45,400,181

Money Market Fund Initial Class
Sold	108,498,443	$108,390,776	290,390,112	$290,106,033
Issued as reinvestment of dividends	5,940	5,934	3,708	3,705
Redeemed	(136,070,638)	(135,935,565)	(179,870,353)	(179,694,151)

Net increase (decrease)	(27,566,255)	$(27,538,855)	110,523,467	$110,415,587

6.	Federal Income Tax Information

At December 31, 2013, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$546,323,288	$170,584,652	$(4,900,604)	$165,684,048
Equity Fund	648,304,613	195,986,282	(2,419,923)	193,566,359
Managed Bond Fund	1,536,957,895	26,718,232	(24,081,662)	2,636,570

Note: The aggregate cost for investments for the Money Market Fund at December 31, 2013, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2013 the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

Expiring 2017
Equity Fund	$28,845,973

Notes to Financial Statements (Continued)

At December 31, 2013, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
Managed Bond Fund	$901,680	$12,315,020

Net capital loss carryforwards for the Funds shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$13,016,895	$-	$-
Equity Fund	14,300,797	-	-
Managed Bond Fund	41,703,937	10,685,939	-
Money Market Fund	5,934	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$12,041,625	$-	$-
Equity Fund	13,576,483	-	-
Managed Bond Fund	46,132,475	5,402,344	-
Money Market Fund	6,285	-	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2013, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$1,095,450	$6,693,922	$(157,081)	$165,457,484
Equity Fund	12,979,456	(28,845,973)	(199,084)	193,566,359
Managed Bond Fund	8,461,902	(13,216,700)	(139,148)	1,309,318
Money Market Fund	9,323	-	(38,998)	-

Notes to Financial Statements (Continued)

During the year ended December 31, 2013, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blend Fund	$256	$(489,583)	$489,327
Equity Fund	342	84,298	(84,640)
Managed Bond Fund	195	(7,487,786)	7,487,591
Money Market Fund	58	(85)	27

The Funds did not have any unrecognized tax benefits at December 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2013, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Blend Fund, plus interest and the Official Committee’s court costs, is approximately $207,400.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Fund cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

Notes to Financial Statements (Continued)

9.	New Accounting Pronouncements

On June 7, 2013, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies (Topic 946): “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

10.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to December 31, 2013, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2014

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2013; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, CT 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 71	Chairman Trustee	Since 2012 Since 2012	Retired.	92	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 65	Trustee	Since 2012	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	92	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 55	Trustee Chairman	Since 2005 (2006-2012)	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	92	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 59	Trustee	Since 2005	Retired.	92	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 67	Trustee	Since 2012	Retired.	92	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 71	Trustee	Since 2012	Retired; Consultant (1999-2009).	131***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 62	Trustee	Since 2005	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	92	Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 61	Trustee	Since 2012	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	94^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 68	Trustee	Since 2012	Retired.	94^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 58	Trustee Vice Chairperson	Since 2011 (2011-2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2006), MassMutual International LLC.	92	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 51	President	Since 2007	Vice President (since 2007), MassMutual; President (since 2007), MML Series Investment Fund (open-end investment company).	37

Michael C. Eldredge Age: 49	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	92

Andrew M. Goldberg Age: 47	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	92

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 48	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	92

Philip S. Wellman Age: 49	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	92

Eric H. Wietsma Age: 47	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	92

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2013, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blend Fund	62.96%
Equity Fund	100.00%
Managed Bond Fund	0.23%

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers/subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2013

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2013:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2013.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.45%	$1,107.80	$2.42	$1,023.20	$2.32
Service Class	1,000	0.70%	1,106.40	3.76	1,021.90	3.61
Equity Fund
Initial Class	1,000	0.44%	1,162.00	2.42	1,023.20	2.27
Service Class	1,000	0.69%	1,160.50	3.80	1,022.00	3.55
Managed Bond Fund
Initial Class	1,000	0.39%	1,007.80	2.00	1,023.50	2.01
Service Class	1,000	0.64%	1,006.50	3.27	1,022.20	3.30
Money Market Fund
Initial Class	1,000	0.12%	1,000.00	0.61	1,024.90	0.62

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2013, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

© 2014 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540_lla    114 CRN201503-180260

# MML Series Investment Fund II
## Annual Report

MML China Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Strategic Emerging Markets Fund

*This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.*

December 31, 2013

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Richard J. Byrne

“Whatever decisions you make with regard to your personal retirement plan, MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are.”

December 31, 2013

Stocks in 2013: Strong performance and record highs

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2013. Investors drove U.S. stocks to their strongest annual performance since 1995, navigating political battles over the federal budget and U.S. debt ceiling and finding optimism in general economic improvement here and abroad, stronger corporate earnings, and the continuation of the Federal Reserve’s Quantitative Easing stimulus program. Many of the most widely followed U.S. stock indexes reached new highs in 2013, but domestic bonds – other than high-yield bonds – struggled, turning negative for the first year since 1999. Foreign stocks of developed markets also rewarded investors, with Japanese stocks rising sharply. In a turnabout from the general trend, stocks from emerging markets struggled.

After a strong year for stocks like 2013, MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Remember, the financial markets go up and down – and it is nearly impossible to predict their future direction. But while you cannot control the direction of the markets, adhering to certain investment guidelines, such as the ones below, can help you throughout the retirement planning process.

Investment guidelines to keep in mind

Keep your eye on the future and stay current with your long-term plan

One of the most important aspects of retirement planning is identifying your long-term financial goals. While much will happen over the course of your career, keeping your eye on your long-term income needs is one of the best ways to help yourself reach your objectives.

Diversify your retirement investing strategy

One of the greatest advantages you have when you diversify your investment choices among different stock, bond, and short-term/money market investments is that these three distinct investment types tend to behave differently under various economic conditions. Diversifying your retirement strategy allows you to participate in the performance of different investments while helping manage your portfolio’s overall exposure to any one or two investment types.*

A financial professional can help you along the way

If you work with a financial professional, this may be an excellent time to consult him or her so that together, you can monitor and evaluate your personal retirement investment strategy. He or she can help you consider, for example, whether or not you should rebalance your portfolio in view of stocks’ sizable 2013 gains. (Rebalancing is a way to help you ensure that one or more strong-performing asset classes do not occupy a larger portion of your portfolio than you intended.) Your financial professional can also help you identify any other adjustments that you may need to make based on your evolving, long-term financial objectives.

Save as much as you can

In retirement planning, as in life itself, there are so many things you cannot control. But you can control how often and how much you save. Contributing regularly and as much as you can to your retirement strategy, and increasing those contributions as you are able, may play an important role in helping you to keep your investment goals on track, regardless of how the financial markets perform.*

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” Our customers matter most to us, and our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms. The calendar page turning from one year to the next can be a good time for you to assess your financial situation, focus on your strategy for the future, and meet with your financial professional, if you work with one. Whatever decisions you make with regard to your personal retirement plan, MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are. Thank you for putting your trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2013

Stock investors flourish amid central bank support

Investors drove many U.S. stock indexes to record highs in 2013 – and domestic bonds had a negative year for the first time since 1999 – in an environment that featured the continuation of the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”) and brought multiple political standoffs over fiscal legislation, a partial government shutdown, improvement in economic indicators in the U.S., and varying degrees of economic and market strength in Europe and the Far East.

The Fed continued its ongoing effort to foster an environment accommodative to economic growth. The central bank helped keep short-term interest rates at historically low levels by maintaining the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed’s QE purchases of mortgage-backed securities and longer-dated Treasuries totaled $85 billion per month, which helped support the prices of bonds by helping keep demand high for much of the year and contributed to the positive environment for stocks.

The Fed kept QE in full force for the entire year and spurred considerable disruption in both the stock and bond markets when Fed Chairman Bernanke appeared before Congress on May 22 and indicated that the central bank was considering some near-term “tapering” or reduction of its bond purchases. The Fed’s policy announcement on September 18 offered a positive surprise to markets by indicating there would be no imminent changes to QE, as most observers had anticipated the implementation of at least a token decrease in the Fed’s monthly purchases. A market-moving event occurred on December 18, when the Fed unveiled its decision to reduce the monthly bond purchases in QE from $85 billion to $75 billion starting in January 2014. Although improving economic conditions had put the possibility of tapering QE on the front burner once again, many observers expected the central bank to postpone the move, as it had in September. The Fed’s proposed cutback of $10 billion per month was near the low end of expectations for the initial reduction, which helped soften the blow. The Fed also reiterated that short-term rates would remain at current levels, saying the central bank won’t raise short-term rates until well past the time that the unemployment rate declines below 6.5%. The Fed’s December 18 statement indicated Fed officials expect short-term rates to be lower than 1% through the end of 2015, which brought some clarity to the Fed’s near-term plans, and investors drove up stocks in response.

Oil started 2013 at nearly $92 per barrel, dipped to less than $85 in April, crested above $110 in early September, and closed the year at about $98. Gas prices rose substantially in the first quarter of 2013, but declined throughout the fourth quarter of 2013, giving consumers some relief at the pumps at the end of the year. The average price moved in a range between approximately $3.55 and $3.75 per gallon for much of the second and third quarters before dropping to around $3.40 by the end of the year. Gold lost much of its luster with investors who sought the higher returns generated by equities and other investments in the positive market environment. The precious metal led off the year at around $1,657 per ounce, headed downward until early July, staged a summer rally that lost steam as the third quarter drew to a close, and finished the year lower at $1,205.

Market performance

Equity markets rewarded investors substantially in 2013, with U.S. stocks showcasing their best performance since 1995. The NASDAQ Composite® Index, the major technology stock benchmark, returned 40.12% for the year and was the leader among U.S. broad-market indexes. The Russell 2000® Index, representing small-capitalization stocks, finished the year near the top of the pile with a 38.82% increase. The S&P 500® Index of large-capitalization U.S. stocks posted a 32.39% advance, while the blue-chip Dow Jones Industrial AverageSM rose 29.65%. The Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (EAFE®) Index, a barometer for foreign stocks in developed markets, gained 22.78%, benefiting from the strong performance of Japanese stocks, which rose 57% and had their best performance in 40 years. Stocks from developing economies did not fare as well, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, lost 2.60% during 2013.

Bonds largely struggled during the 12 months, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, declining 2.02%. The yield of the 10-year U.S. Treasury note advanced (and its price declined) over the course of the year from 1.83% to 3.02%, taking a very choppy route to make the climb, as wary investors sold notes in reaction to signals from the Fed about the reduction of QE. The yield of the 10-year note is a key benchmark in determining mortgage rates, and its advance caused a slowdown in mortgage sales. Conversely, unrelenting low shorter-term interest rates

3

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

continued to take their toll, with shorter-term debt investments barely managing to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.37%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.05%. Fixed-income investors sought the higher returns offered by high-yield bonds, which helped the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, advance 7.44% for the year.*

First quarter 2013: stocks outperform bonds to start the year

Congressional votes to secure passage of a deal to avert the “fiscal cliff” were confirmed late on January 1, 2013. (The fiscal cliff was a large reduction of the federal budget deficit through significant tax increases and spending cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) In February, equity investors focused on the specter of sequestration – the automatic, across-the-board series of spending cuts to government agencies set to go into effect March 1, 2013. Ultimately, in March, Congress passed a stopgap spending bill to keep the federal government running through September 2013. Also in March, the Department of Labor reported that the U.S. unemployment rate fell to its lowest level since December 2008, and the Fed continued its commitment to keep the federal funds rate between 0% and 0.25% – announcing at the same time that it would maintain QE.

U.S. and foreign stocks rose in the first quarter of 2013, outperforming their fixed-income counterparts. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.)

Overseas, the Japanese Cabinet approved a ¥20 trillion (yen) ($224 billion) stimulus package in January 2013, which was expected to create 600,000 jobs and help repair tsunami-ravaged coastland. Evidence of a possible slowdown in China caused concern over the world’s second-largest economy, but Chinese lending reached a two-year high and aggregate financing increased substantially, which indicated improving conditions. In March, banks in Cyprus, experiencing hard times because of their investments in Greek sovereign debt, took a $10 billion bailout from the European Union and the International Monetary Fund to resolve the country’s banking crisis – although the deal restricted Cyprus’s financial industry and limited its status as an offshore tax haven.

Second quarter 2013: prospect of Fed tapering gives investors pause

While stock prices advanced during April and much of May, they gave up a significant portion of those gains following Ben Bernanke’s May 22 remarks to Congress about tapering QE. The Fed chairman stated that the central bank might begin tapering bond purchases in its QE program later in 2013 if warranted by U.S. economic data. Despite the jitters this announcement sent through the markets, U.S. stocks ultimately managed to move higher during the second quarter.

Interest rates rose in the wake of Bernanke’s QE comments when investors sold bonds on the belief that demand would decline if the Fed were to stop its bond purchases, and ensuing price declines drove interest rates higher. Interestingly, concern about the end of QE gave new life to investors’ “bad news is good news” response to economic data. For example, the Commerce Department’s third and final estimate of first-quarter economic growth, released on June 26, came in at 1.8%, well below the previous estimate of 2.4%. Under normal circumstances, weaker-than-expected economic growth would tend to drive down stock prices. However, the news helped shares advance, as investors were hopeful that the disappointing data might convince the Fed to continue with QE for a while longer.

Also weighing on U.S. stocks late in the period was a swoon in Japanese equity prices. Japan’s stock market had been on a tear since mid-November 2012, and when the Bank of Japan announced a massive QE program of its own in April, the rally in that nation’s stocks accelerated, only to reverse sharply along with U.S. shares following Bernanke’s congressional testimony. Emerging markets, including Brazil and China, struggled with lackluster economic growth.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

4

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Third quarter 2013: stocks on top; Fed comes to the rescue

U.S. stocks posted strong returns in the third quarter of 2013. Share prices moved higher in July, but backed off in August, as investors remained uncertain of the Fed’s tapering timetable. Disappointing quarterly news from companies regarded as bellwethers for the broader economy, including Wal-Mart Stores and Cisco Systems, weighed on the market in August, as did the growing likelihood of U.S. military strikes in Syria in retaliation for the Assad regime’s alleged use of chemical weapons there.

Stocks rebounded again in September in the midst of talk of a possible diplomatic solution to the crisis in Syria. The market also got a lift from news that former U.S. Treasury Secretary Larry Summers was withdrawing from consideration as a possible replacement for Fed Chairman Bernanke, who would step down in January 2014. Summers’ decision cleared the field for Fed Vice Chair Janet Yellen, a stronger proponent of QE. President Obama ultimately nominated Yellen for the post in early October.

On the heels of the big boost stocks and bonds got from the Fed’s September 18 announcement that QE would continue, the final week of the quarter brought stock-price declines attributable to investor concerns about two looming issues. The first was a federal government shutdown that ultimately came to pass on October 1 due to Congress’s inability to reach a funding agreement prior to the September 30 deadline, and the second was a political stalemate over the U.S. debt ceiling, which needed resolution by mid-October to prevent a default.

Fourth quarter 2013: stocks power ahead through government shutdown, possible Fed tapering

Investors largely stood their ground through the political fiscal wrangling and potential Fed actions, and U.S. stocks notched impressive gains in the fourth quarter of 2013 to cap a banner year that saw most of the popular equity benchmarks record a series of new all-time highs.

Sixteen days into the shutdown, Congress finally approved a measure on October 16 that provided funding for the government until mid-January, along with a temporary extension of the U.S. debt ceiling until February 7, 2014. President Obama signed the bill into law in the early hours of October 17, and most federal workers returned to work that same day. The move alleviated fears that the nation would not pay its bills and ended the shutdown, which had been in effect since October 1. The stock market responded with strong gains during the month of October, and the momentum carried over into November, bolstered by upward revisions to economic growth figures, improved consumer confidence, and a reduction in a key interest rate by the European Central Bank, which also sent European equities higher.

In December, equities rose, but the results did not come easily. The major equity market indexes experienced losses in the first two weeks of the month, reflecting investor concerns that the market might be overpriced and lingering questions about the Fed’s timeline for the tapering of QE. In fact, the S&P 500’s decline of 1.6% in the second week of December was its worst weekly performance since August. Sentiment improved in the third week of the month, as the market received clear communication from the Fed of its plans to reduce its bond purchases and, more importantly, its commitment to keep short-term rates very low as it does so.

Stocks in the U.S. also rose during the latter part of December following the passage of a two-year budget agreement that appeared to reduce the risk of another government shutdown, which represented a welcome departure from the political brinksmanship that has characterized most Congressional budget debates over the past few years. A sizable upward revision in the government’s December 20 release of estimated third-quarter economic growth to a healthy 4.1% from 3.6% was another positive catalyst.

As 2013 transitioned into 2014, stock investors focused on the factors likely to impact the markets in the year ahead, with the imminent reduction of QE at the top of the list. As we prepared this report in early January 2014, the Senate confirmed Janet L. Yellen as the first woman to lead the Federal Reserve. Ms. Yellen will succeed outgoing Chairman Ben Bernanke on February 1, 2014, coming in at a time when the Fed is looking to balance economic growth with the tapering of QE. Investors will also keep an eye out for improving economic growth here and abroad to help create a favorable environment for stocks and bonds. We believe these important issues and numerous others will come into play as investors navigate the world’s financial markets in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MML China Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML China Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital growth of assets by investing, under normal circumstances, at least 80% of its net assets in securities of companies located in China. A company generally is considered to be located in China if it is tied economically to China, as determined by the Fund’s subadviser. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Service Class I shares returned 11.25%, substantially outperforming the 3.64% return of the Morgan Stanley Capital International China (MSCI® China) Index (the “benchmark”), an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2013, both asset allocation and stock selection helped drive the Fund’s relative performance. Major contributors during the year included stock selection in consumer discretionary, energy, and health care stocks, as well as asset-allocation decisions favoring the information technology sector and avoiding the energy and telecommunications sectors. On the other hand, stock selection in information technology and the Fund’s lower allocation to the utilities sector worked against overall performance. Fund holdings in the consumer discretionary sector contributed the most to the Fund’s full-year performance and included OEM apparel manufacturer Shenzhou International and electronics and electrical appliances manufacturer Techtronic, both of which performed well in response to recovery in the global economy. The decision to avoid investing in footwear retailer Belle (a benchmark component company) also added relative value to the Fund, as the share price of that stock fell on weak same-store sales in 2013.

The Fund’s positioning in beneficiaries of ongoing structural reforms in China also added value, as the market welcomed certain decisions that came from the recent government session, which mainly focused on reform and more sustainable growth prospects. Some Fund holdings that contributed substantially to full-year returns included waste-to-energy service provider China Everbright International, public housing builder China State Construction, water treatment contractor Beijing Enterprises Water, and industrial automation solution provider HollySys Automation Technology.

Elsewhere, more positive performance came from Fund holding Chine Oilfield Service, a leading offshore oil service provider, which benefited from strong order inflow and additional offshore oil rig capacity; and orthopedic product manufacturer Trauson, which was acquired by a major U.S. medical device producer. Fund management had a negative stance on China Mobile based on the company’s cautious execution in the face of competition and the rising capital expenditure cycle, which also contributed positively to the Fund’s relative performance for the year.

On the negative side, a lack of exposure in domestic Internet company Tencent detracted from the Fund’s performance, as investors drove up the stock on the company’s high earnings visibility. Fund holding Chu Kong Petroleum and Natural Gas Pipeline, a major oil and gas pipeline producer, declined in 2013 in a sharp turnabout from the company’s strong performance in 2012.

Subadviser outlook

China appears to be moving toward a more market-oriented economy buttressed by a more effective judiciary and local government infrastructure, so we believe the country has the potential to yield continued economic growth. Our view is that growth in the short term may continue to face some volatility, although we do not expect any significant slowdown in the current growth rate is very likely. We believe striking a balance between maintaining steady growth and pushing forward structural reforms will remain a key challenge for China in the foreseeable future. We view any extended weakness in the Chinese market as an opportunity to add to existing Fund positions or to open new ones.

6

MML China Fund – Portfolio Manager Report (Unaudited) (Continued)

MML China Fund Largest Holdings (% of Net Assets) on 12/31/13

Industrial & Commercial Bank of China	5.8%
China Construction Bank Corp. Class H	4.9%
Ping An Insurance Group Co. of China Ltd. Class H	4.9%
Tencent Holdings Ltd.	4.8%
Agricultural Bank of China Ltd.	3.4%
CNOOC Ltd.	3.0%
Lenovo Group Ltd.	3.0%
China Petroleum & Chemical Corp. Class H	2.7%
China Minsheng Banking Corp. Ltd. Class H	2.6%
Haitong Securities Co. Ltd.	2.6%

37.7%

MML China Fund Sector Table (% of Net Assets) on 12/31/13

Financial	42.2%
Industrial	19.2%
Communications	10.7%
Energy	8.4%
Consumer, Cyclical	7.0%
Consumer, Non-cyclical	6.8%
Technology	3.0%
Basic Materials	2.1%

Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%

Net Assets	100.0%

MML China Fund Country Weightings (% of Net Assets) on 12/31/13

China	54.7%
Cayman Islands	22.3%
Hong Kong	15.2%
Bermuda	5.5%
British Virgin Islands	1.7%

Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%

Net Assets	100.0%

7

MML China Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML China Fund Service Class I and the MSCI China Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/27/08 - 12/31/13
Service Class I	11.25%	14.89%	7.90%
MSCI China Index	3.64%	12.00%	4.62%

Hypothetical Investments in MML China Fund Class II and the MSCI China Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 5/1/09 - 12/31/13
Class II	11.47%	13.31%
MSCI China Index	3.64%	10.08%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI China Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

8

MML High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class II shares returned 10.84%, outperforming the 7.44% return of the Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund outperformed the benchmark during the year due to strong security selection and prudent risk allocation. In early 2013, the Fund held overweight positions, relative to the benchmark, in the more-speculative B and CCC ratings categories, while holding an underweight stake in BB rated bonds, which are rated as less speculative than bonds rated B and CCC. The Fund maintained its overweight in the B and CCC categories due to the continuation of conservative financial policies, strong near-term outlooks, and the good relative value in the bonds themselves. Within the ratings categories, we identified several bonds that were either upgraded or, in our opinion, were underrated by the agencies. We also identified short-term bonds that had attractive yields, while at the same time, were less sensitive to rising interest rates. (Generally, the longer a bond’s term to maturity, the more vulnerable its price is to interest-rate movements.)

This positioning benefited the Fund as the lower-rated tiers of the market outperformed during the reporting period. During the year, the Fund’s key overweight positions by sector and market segment were energy, diversified manufacturing, automotive, chemicals, industrials, and technology – with underweight stakes in the health care, wireless, metals and mining, media non-cable, electric utility, consumer non-cyclical, finance, and banking market segments.

New issue supply for high-yield bonds reached record levels during 2013 and ended the year at $399 billion. Proceeds from new issues were predominantly used for refinancing activity. In terms of investor behavior with regard to the flow of money into and out of high-yield bond investments, May and June experienced record outflows on the heels of the Federal Reserve’s (the “Fed”) announcement of possible tapering (of its bond purchasing program) and rising U.S. Treasury yields. The fourth quarter brought $4.4 billion of positive flows back into the asset class – but, for the year, flows remained negative at -$4.1 billion. The positive full-year performance of the Fund reflects, in part, the strength in the high-yield bond market and investor appetite for yield.

Subadviser outlook

With the Fed’s and the European Central Bank’s constructive actions, as well as stability in corporate fundamentals, we are comfortable with the current ratings exposure of the Fund. We continue to leverage our research team and bottom-up approach to find companies that are expected to show material credit improvement.

In general, we believe U.S. high-yield bond fundamentals are likely to remain relatively stable, although the cycle has advanced to a point where covenants (i.e., provisions that protect bond holders) are in some cases showing signs of being more relaxed. This is not quite a trend, but in our view, bears watching. We expect default rates in the U.S. to remain below their historical averages for the foreseeable future, which would help support high-yield bond prices. High-yield bonds experienced record outflows during the second quarter of 2013 as a result of concerns over Fed tapering and rising interest rates. This has since stabilized, but we believe that high-yield bonds will have greater correlation to interest rates than what has historically been the case. The continued developments in U.S. fiscal and monetary policies will remain front and center and, we believe, could have a bearing on Fund performance as we move forward. With Fed tapering underway in 2014, we believe there could be bouts of volatility due to continued uncertainties surrounding the direction of Fed monetary policy, interest rates, inflow/outflow activity, and global economic growth.

9

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 12/31/13

Corporate Debt	91.4%
Bank Loans	2.6%

Total Long-Term Investments	94.0%
Short-Term Investments and Other Assets and Liabilities	6.0%

Net Assets	100.0%

10

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML High Yield Fund Class II, Service Class I, and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 5/3/10 - 12/31/13
Class II	10.84%	11.00%
Service Class I	10.59%	10.73%
Barclays U.S. Corporate High-Yield Bond Index	7.44%	9.71%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned -8.68%, modestly underperforming the -8.61% return of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

U.S. TIPS posted negative returns during 2013, with the majority of the selloff coming in May and June. Rising interest rates combined with muted Consumer Price Index (CPI) results reduced demand for TIPS. Large outflows from the sector further exacerbated the selloff. The catalyst for higher rates stemmed from Federal Reserve (the “Fed”) discussions in May 2013 regarding the central bank’s eventual slowdown of open market purchases of agency mortgage-backed securities and U.S. Treasuries – a move that has widely been reported in the media as “tapering.”

Consumer price inflation and inflation expectations remained stable during the year, with year-over-year Headline CPI declining from 1.7% to 1.2%. Core CPI, which does not include the impact of food and energy prices, decreased only slightly on a year-over-year basis and went from 1.9% to 1.7% – hitting a level that was below the Fed’s inflation objective.

Fund performance benefited due to an underweight position, relative to the benchmark, in 2-year TIPS early in the year, tactical participation in several Federal Open Market Committee (FOMC) auctions, and positioning in 5- and 30-year TIPS. Modest detractors included an overweight stake in 3-year TIPS, positioning of holdings relative to interest-rate exposure, and the weightings of holdings across the maturity spectrum.

In addition to TIPS, the Fund also invested in high-quality income-producing asset-backed and money market securities, and the income earned by these debt instruments contributed positively during the year. Asset-backed securities (ABS), which are backed by loans, leases, or receivables against assets other than real estate and mortgage-backed securities, were the main drivers of performance. Security selection in auto loans and U.S. government guaranteed student loans within the ABS sector helped drive performance. An allocation to high-quality commercial paper also boosted performance over the period. Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.

12

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

The Fund may use derivative instruments for hedging purposes and to gain market exposure in order to implement Fund manager views. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. During the year, the Fund used a variety of derivatives. These investments improved the Fund’s performance.

Subadviser outlook

Our view is that the U.S. and global economic recovery could continue to show momentum into 2014. We believe that the level and volatility of interest rates require investor attention, particularly as Fed tapering begins. Our belief is that inflation is likely to remain a focus for the Fed – as input prices remain mixed and below expectations. We believe the housing recovery could continue to overcome higher levels of interest rates, while price changes in energy, transportation, and commodities have the potential to remain subdued. The Fund remains positioned to earn income generated from high-quality income-producing securities. We are constructive on the TIPS market entering 2014 and believe TIPS are likely to have attractive valuations relative to nominal Treasury bonds.

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 12/31/13

U.S. Treasury Obligations	96.6%
Non-U.S. Government Agency Obligations	32.9%
Corporate Debt	1.9%
U.S. Government Agency Obligations and Instrumentalities	0.5%
Municipal Obligations	0.1%

Total Long-Term Investments	132.0%
Short-Term Investments and Other Assets and Liabilities	(32.0)%

Net Assets	100.0%

13

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected and Income Fund Initial Class and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Initial Class	-8.68%	5.59%	3.93%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	-8.61%	5.63%	4.85%

Hypothetical Investments in MML Inflation-Protected and Income Fund Service Class and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	-8.95%	5.31%	3.34%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	-8.61%	5.63%	3.85%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class II shares returned 0.89%, outperforming the 0.37% return of the Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection and asset allocation were the primary contributors to performance during 2013. Positioning in short-term investment-grade corporate bonds was a strong contributor to performance – particularly the Fund’s allocation to short-term BBB bonds in the industrials sector. A small allocation to lower-rated high-yield bonds also helped. Fund holdings in industries such as real estate investment trusts (REITs) and banking were particularly helpful to the Fund’s performance over the period, whereas its investments in the construction, home builders, and oil-refining industries benefited full-year returns the least. The Fund maintained its overweight allocation, relative to the benchmark, to investment-grade corporate bonds and its 5% allocation to high-yield bonds. In both sectors, the Fund favored shorter-term industrial and finance bonds with a duration of less than three years – and an emphasis on diversification. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

In “securitized” bonds, which bond issuers create by pooling various types of contractual debt (such as mortgages, auto loans, or credit card debt), the Fund’s allocations to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) were the main contributors to performance. Improving fundamentals, declining delinquency rates, and the income from securities helped drive performance in these two sectors. Non-agency mortgage-backed securities (MBS) also benefited the Fund. Non-agency MBS are issued by private institutions that are not backed by government-sponsored entities. Consumers continue to pay down their debts, and home values have generally started to rebound, which contributed to performance in these sectors. The Fund’s positioning in agency MBS contributed slightly to performance. MBS sold off in the summer on investor concerns over the Federal Reserve’s (the “Fed”) tapering (i.e., the reduction of the Fed’s monthly MBS purchases), but rebounded later in the year when the Fed announced its postponement of tapering until January 2014. “Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.

Bond maturity positioning was the main detractor from performance during the year, as longer-term interest rates rose, and longer-term bond prices declined, following the Fed’s May 2013 comments indicating the possibility that tapering would begin in the third quarter of 2013. The duration of the Fund increased from 0.8 years to 1.1 years during the year as a result of the rising longer-term interest rates. Despite lengthening, the duration of the Fund benefited the Fund on a relative basis, as short-term interest rates declined during the period and boosted prices of shorter-term bonds. The Fund’s underweight position in U.S. Treasury securities was a secondary detractor from performance.

The Fund uses derivative instruments on occasion for hedging purposes. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. Performance from derivatives detracted from the Fund’s performance modestly over the year.

15

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

U.S. economic data is running ahead of expectations, but continues to grow at a modest pace. We are closely monitoring Europe and China for any changes in market and economic conditions. The Fed initiated a slow withdrawal of Quantitative Easing (QE) in December 2013 by announcing the reduction in purchases of Treasury bonds and MBS starting in January 2014. Our view is that the Fed may modestly implement this reduction over the next year. We believe that the federal funds rate – the interest rate that banks and other financial institutions charge each other for borrowing funds overnight – could remain unchanged into 2015, though longer interest rates have the potential to rise, in our opinion.

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/13

Corporate Debt	37.9%
Non-U.S. Government Agency Obligations	17.7%
U.S. Treasury Obligations	6.0%
U.S. Government Agency Obligations and Instrumentalities	3.0%
Municipal Obligations	0.5%

Total Long-Term Investments	65.1%
Short-Term Investments and Other Assets and Liabilities	34.9%

Net Assets	100.0%

16

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Short-Duration Bond Fund Class II, Service Class I, and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 5/3/10 - 12/31/13
Class II	0.89%	2.83%
Service Class I	0.74%	2.61%
Barclays U.S. 1-3 Year Government Bond Index	0.37%	1.05%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

17

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Equity Fund (formerly known as MML Small/Mid Cap Equity Fund), and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. Effective April 29, 2013, the name of the Fund changed from MML Small/Mid Cap Equity Fund to MML Small Cap Equity Fund and the Fund’s investment strategy changed from investing primarily in small- and mid-capitalization U.S. companies to investing primarily in small-capitalization U.S. companies. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned 41.02%, outperforming the 38.82% return of the Russell 2000 Index (the “benchmark), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. (The Fund’s benchmark is now the Russell 2000 Index rather than the Russell 2500 Index because the Russell 2000 Index more closely represents the Fund’s current investment strategy.)

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund outperformed the benchmark in eight out of 10 sectors during the year, led by stronger relative stock selection in the financials, energy, consumer staples, and materials sectors. The Fund underperformed the benchmark in the information technology and consumer discretionary sectors due largely to weaker relative stock selection.

During 2013, Fund holdings that were top contributors to performance included Financial Engines (financials), Nu Skin Enterprises (consumer staples), and Santarus (health care). Financial Engines is a provider of investment advice and portfolio management to defined contribution plans. The company reported strong results from new products such as the Income+ program, which has been well received by customers aged 60 and older, and favorable demographic trends that worked in the company’s favor. Nu Skin Enterprises, a distributor of personal care products and nutritional supplements, reported quarterly results that exceeded expectations due to strong sales of their core product lines – and the company reported a stronger outlook for projected sales of its new weight management platform. The share price of biopharmaceutical manufacturer Santarus rose following the fall 2013 announcement that Salix Pharmaceuticals would acquire the company.

With respect to Fund holdings that detracted from performance in 2013, information technology stocks Aruba Networks, Fortinet, and Infoblox were all laggards. Over the first half of the year, fundamentals of many technology companies suffered from the macro-economic challenges that limited corporate spending. Networking company Aruba Networks’ earnings growth may have also been hurt due to discounting by competitor Cisco Systems. Lackluster corporate spending from its potential customer base resulted in a weaker market for Fortinet, a provider of network security solutions. In November 2013, shares of network and data services provider Infoblox declined after the company released a weak outlook report. The Fund sold Aruba Networks holdings during the year.

At year-end, the Fund had its largest overweight positions, relative to the benchmark, in the materials, industrials, and energy sectors, and its largest underweight positions in the utilities and consumer discretionary sectors. The Fund did not hold any investments in the telecommunication services sector at year-end.

Subadviser outlook

While the domestic economy continues to muddle along, fundamental company results – both top- and bottom-line growth – have slowed year-over-year. Additionally, in our view, profit margins are at, or near, peak levels. As we look forward, we believe future earnings increases for many companies may result from an improved revenue outlook due to a pick-up in global gross

18

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

domestic product growth, rising pricing power, and/or market share gains. Effective allocation of capital by companies may also contribute to higher earnings. The cash that has been built up on balance sheets affords companies considerable flexibility. We expect companies that have demonstrated a commitment to enhancing shareholder value to use this cash to drive rising profitability. Given this backdrop, our approach remains consistent: We aim to construct an “all-weather” portfolio by targeting companies for the Fund that have sustainable competitive advantages, skilled managements with a proven track record of executing effectively, and financial resources to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of volatility or slow economic growth, we believe that such companies frequently have the opportunity to widen their lead over weaker competitors. We seek to invest in companies for the Fund that feature these qualities while selling at compelling valuations.

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/13

LaSalle Hotel Properties	2.4%
WellCare Health Plans, Inc.	2.3%
Robert Half International, Inc.	2.3%
Dana Holding Corp.	2.3%
KAR Auction Services, Inc.	2.1%
Finisar Corp.	2.0%
Korn/Ferry International	1.9%
Home Loan Servicing Solutions Ltd.	1.9%
EPL Oil & Gas, Inc.	1.8%
Santarus, Inc.	1.7%

20.7%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 12/31/13

Financial	22.2%
Consumer, Non-cyclical	21.7%
Consumer, Cyclical	13.1%
Industrial	12.4%
Technology	9.5%
Basic Materials	7.7%
Energy	6.7%
Mutual Funds	5.8%
Communications	4.0%
Utilities	0.5%

Total Long-Term Investments	103.6%
Short-Term Investments and Other Assets and Liabilities	(3.6)%

Net Assets	100.0%

19

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund Initial Class, the Russell 2000 Index and the Russell 2500 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Initial Class	41.02%	22.44%	7.98%
Russell 2000 Index*	38.82%	20.08%	9.07%
Russell 2500 Index	36.80%	21.77%	9.80%

Hypothetical Investments in MML Small Cap Equity Fund Service Class, the Russell 2000 Index and the Russell 2500 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	40.67%	22.14%	10.93%
Russell 2000 Index*	38.82%	20.08%	9.94%
Russell 2500 Index	36.80%	21.77%	11.06%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index and the Russell 2500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

20

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

Prior to October 1, 2013, the Fund sought long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defined an emerging market country as one whose economy or markets were generally considered emerging or developing, and was not classified as a developed country according to the Morgan Stanley Capital International Barra Index. The Fund’s subadviser was Baring International Investment Limited (Baring).

Effective October 1, 2013, the Fund seeks long-term capital growth by investing primarily in common stocks of issuers in developing and emerging markets throughout the world and at times, up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets.

In general, countries may be considered developing or emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Service Class I Shares returned -6.75%, underperforming the -2.60% return of the Morgan Stanley Capital International (MSCI®) Emerging Markets (EM) Index (the “benchmark”), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

From January 1 through September 30, 2013 (during the time Baring was the subadviser of the Fund), the Fund generally underperformed due to weak stock selection – particularly in the Fund’s Chinese holdings, such as department store Golden Eagle, footwear retailer Belle International, and oil company Cnooc – but recovered somewhat in the second and third quarters of 2013 on improved stock selection.

Two consistently positive contributors to the Fund’s performance during this time were Russia, where the Fund held an overweight position, relative to the benchmark, and South Africa, where the Fund held an underweight stake initially – and subsequently, an overweight one. Countries whose stocks had a negative impact on Fund performance included Brazil, where the Fund mostly held an underweight position, and India and China, where the Fund mostly held overweight positions during the period. On a sector level, the main contributor to Fund performance was consumer staples, where Fund holdings that were standouts included retailer Magnit in Russia and personal products company Hengan in China. Conversely, the Fund’s investments in the financials and industrials sectors performed poorly – with Fund holdings ICICI bank in India and insurer Ping An in China winding up as two of the main detractors.

From October 1 through December 31, 2013 (during the time OFI was the subadviser of the Fund), the Fund outperformed the benchmark by a wide margin in the information technology sector due to strong stock selection.

The most material relative underperformer from a sector perspective was industrials, where weaker relative stock selection detracted. An underweight position in materials also hampered performance. In addition, an underweight position in South Korea, an overweight stake in Turkey – in tandem with and an overweight position in the Philippines – were the most significant detractors from the Fund’s performance on a regional basis.

21

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Conversely, superior relative stock selection in the financials sector, strong stock selection and an overweight position in consumer discretionary, and favorable stock selection and an underweight position in telecommunications services were performance drivers for the Fund during this time. Top contributors to relative performance on a country basis included China, the United States, Cayman Islands, and Russia – all due to favorable stock selection.

Subadviser outlook

OFI believes that the selloff in emerging-market equities has provided an opportunity by producing compelling valuations. While we believe interest rate normalization will have an effect on emerging-market economies, we do not expect a repeat of the financial crisis and contagion that we saw in Asia in the late 1990s. However, we believe capital and credit may cost more in 2014, and that companies with sizable financial leverage could suffer. We have always been cautious on such companies, and the Fund is not heavily exposed to them. Emerging-market equities, in our opinion, appear attractive at present levels.

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/13

Baidu, Inc. Sponsored ADR (Cayman Islands)	5.2%
Tencent Holdings Ltd.	3.1%
NovaTek OAO	2.4%
Yandex NV	2.2%
Magnit OJSC	2.2%
Housing Development Finance Corp.	2.1%
Infosys Technologies Ltd.	2.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.9%
Carlsberg A/S Class B	1.9%
America Movil SAB de CV Sponsored ADR (Mexico)	1.9%

25.0%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Non-cyclical	24.5%
Communications	19.0%
Financial	15.4%
Consumer, Cyclical	10.8%
Energy	8.4%
Technology	4.9%
Industrial	4.2%
Basic Materials	3.0%
Diversified	2.8%
Mutual Funds	1.2%

Total Long-Term Investments	94.2%
Short-Term Investments and Other Assets and Liabilities	5.8%

Net Assets	100.0%

MML Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 12/31/13

Cayman Islands	14.6%
India	12.4%
Brazil	9.5%
United Kingdom	7.0%
Mexico	5.3%
Russia	5.1%
Hong Kong	4.8%
Netherlands	2.8%
Turkey	2.7%
China	2.4%
France	2.3%
Indonesia	2.0%
Taiwan	1.9%
Denmark	1.9%
Colombia	1.9%
Italy	1.8%
Philippines	1.8%
United States	1.8%
Republic of Korea	1.5%
Luxembourg	1.5%
Malaysia	1.3%
Switzerland	1.1%
South Africa	1.1%
Nigeria	0.9%
United Arab Emirates	0.9%
Thailand	0.9%
Chile	0.8%
Bermuda	0.7%
Egypt	0.5%
Channel Islands	0.4%
Singapore	0.4%
Panama	0.2%

Total Long-Term Investments	94.2%
Short-Term Investments and Other Assets and Liabilities	5.8%

Net Assets	100.0%

22

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Strategic Emerging Markets Fund Service Class I and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/27/08 - 12/31/13
Service Class I	-6.75%	11.89%	2.81%
MSCI EM Index	-2.60%	14.79%	3.68%

Hypothetical Investments in MML Strategic Emerging Markets Fund Class II and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 5/1/09 - 12/31/13
Class II	-6.42%	9.44%
MSCI EM Index	-2.60%	11.93%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EM Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

23

MML China Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 99.4%

COMMON STOCK — 99.4%
Basic Materials — 2.1%
Forest Products & Paper — 1.4%
Nine Dragons Paper Holdings Ltd.	401,000	$349,480

Iron & Steel — 0.7%
Angang Steel Co. Ltd. (a)	216,000	161,447

		510,927

Communications — 10.7%
Internet — 7.2%
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	2,316	411,970
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	3,100	153,822
Tencent Holdings Ltd.	18,300	1,174,343

		1,740,135

Telecommunications — 3.5%
China Mobile Ltd.	57,500	597,430
Foxconn International Holdings Ltd. (a)	450,000	242,145

		839,575

		2,579,710

Consumer, Cyclical — 7.0%
Airlines — 1.2%
China Southern Airlines Co. Ltd. Class H	734,000	287,384

Apparel — 1.8%
Shenzhou International Group Holdings Ltd.	114,000	430,955

Auto Manufacturers — 3.2%
Brilliance China Automotive Holdings Ltd.	276,000	450,242
Dongfeng Motor Group Co. Ltd. Class H	212,000	332,599

		782,841

Automotive & Parts — 0.8%
Xinchen China Power Holdings Ltd. (a)	272,000	182,697

		1,683,877

Consumer, Non-cyclical — 6.8%
Commercial Services — 0.8%
Fu Shou Yuan International Group Ltd. (a) (b)	88,000	58,218
TAL Education Group Sponsored ADR (Cayman Islands)	6,056	133,171

		191,389

	Number of Shares	Value
Foods — 1.4%
Lianhua Supermarket Holdings Co. Ltd.	427,000	$331,997

Health Care – Products — 2.4%
China Medical System Holdings Ltd.	233,000	250,387
Hengan International Group Co. Ltd.	29,000	343,089

		593,476

Pharmaceuticals — 2.2%
CSPC Pharmaceutical Group Ltd.	408,000	322,235
Tong Ren Tang Technologies Co. Ltd.	67,000	213,954

		536,189

		1,653,051

Energy — 8.4%
Oil & Gas — 6.7%
China Petroleum & Chemical Corp. Class H	782,000	643,173
CNOOC Ltd.	390,000	729,525
PetroChina Co. Ltd. Class H	230,000	252,110

		1,624,808

Oil & Gas Services — 1.7%
China Oilfield Services Ltd.	88,000	275,092
Sinopec Engineering Group Co. Ltd.	95,000	142,131

		417,223

		2,042,031

Financial — 42.2%
Banks — 22.0%
Agricultural Bank of China Ltd.	1,675,000	828,762
Bank of China Ltd. Class H	1,252,000	580,013
Bank of Communications Co. Ltd.	223,000	158,226
China CITIC Bank Class H	426,000	232,790
China Construction Bank Corp. Class H	1,571,260	1,193,220
China Merchants Bank Co. Ltd.	148,500	319,137
China Minsheng Banking Corp. Ltd. Class H	555,000	620,738
Industrial & Commercial Bank of China	2,058,545	1,399,624

		5,332,510

Diversified Financial — 5.7%
China Cinda Asset Management Co. Ltd. (a)	860,365	534,795
China Galaxy Securities Co. Ltd. (a)	272,000	239,599
Haitong Securities Co. Ltd.	354,000	619,315

		1,393,709

Insurance — 10.2%
China Life Insurance Co. Ltd.	136,000	428,900
China Pacific Insurance Group Co. Ltd. Class H	80,570	319,387

The accompanying notes are an integral part of the financial statements.

24

MML China Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
New China Life Insurance Co. Ltd. (a)	159,500	$538,405
Ping An Insurance Group Co. of China Ltd. Class H	130,500	1,183,287

		2,469,979

Real Estate — 4.3%
China Merchants Land Ltd. (a)	726,000	177,882
Country Garden Holdings Co. Ltd.	457,000	275,587
Shenzhen Investment Ltd.	348,000	131,183
Shimao Property Holdings Ltd.	198,000	454,344

		1,038,996

		10,235,194

Industrial — 19.2%
Building Materials — 4.3%
Anhui Conch Cement Co. Ltd. Class H	132,000	493,111
BBMG Corp.	316,000	276,977
China Lesso Group Holdings Ltd.	407,000	283,109

		1,053,197

Electrical Components & Equipment — 2.0%
Guodian Technology & Environment Group Co. Ltd.	451,000	115,383
Zhuzhou CSR Times Electric Co. Ltd. Class H	103,000	372,640

		488,023

Electronics — 1.1%
AAC Technologies Holdings, Inc.	56,500	274,868

Engineering & Construction — 4.3%
China Machinery Engineering Corp.	496,000	399,245
China Railway Construction Corp. Ltd.	217,000	217,031
China State Construction International Holdings Ltd.	230,000	414,240

		1,030,516

Environmental Controls — 1.4%
Beijing Enterprises Water Group Ltd.	524,000	329,487

Hand & Machine Tools — 0.9%
Techtronic Industries Co.	73,500	209,310

Machinery – Construction & Mining — 0.7%
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	181,200	170,935

Machinery – Diversified — 1.7%
Hollysys Automation Technologies Ltd. (a)	21,514	407,260

Manufacturing — 0.6%
Sunny Optical Technology Group Co. Ltd.	139,000	135,501

	Number of Shares	Value
Real Estate — 1.4%
China Everbright International Ltd.	262,000	$350,558

Transportation — 0.8%
Kerry Logistics Network Ltd. (a)	143,500	203,565

		4,653,220

Technology — 3.0%
Computers — 3.0%
Lenovo Group Ltd.	594,000	725,114

TOTAL COMMON STOCK (Cost $20,655,670)		24,083,124

TOTAL EQUITIES (Cost $20,655,670)		24,083,124

TOTAL LONG-TERM INVESTMENTS (Cost $20,655,670)		24,083,124

	Principal Amount

SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/13, 0.010%, due 1/02/14 (c)	$221,308	221,308

TOTAL SHORT-TERM INVESTMENTS (Cost $221,308)		221,308

TOTAL INVESTMENTS — 100.3% (Cost $20,876,978) (d)		24,304,432

Other Assets/(Liabilities) — (0.3)%		(65,206)

NET ASSETS — 100.0%		$24,239,226

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $58,218 or 0.24% of net assets.
(c)	Maturity value of $221,309. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 5/15/40, and an aggregate market value, including accrued interest, of $228,878.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML High Yield Fund – Portfolio of Investments

December 31, 2013

	Principal Amount	Value
BONDS & NOTES — 94.0%

BANK LOANS — 2.6%
Chemicals — 0.2%
Atlas Del Merger Sub, Inc. Second Lien 1.000% 7/10/21	$388,835	$326,621

Electronics — 1.0%
Kronos, Inc., 2nd Lien Term Loan 9.750% 4/30/20	618,494	638,595
Wall Street Systems, Inc., New 2nd Lien Term Loan 9.250% 10/26/20	937,232	944,261

		1,582,856

Health Care Technology — 1.0%
The TriZetto Group, Inc., 2nd Lien Term Loan D 8.500% 3/28/19	320,648	306,219
The TriZetto Group, Inc., Term Loan B 4.750% 5/02/18	1,144,530	1,130,945

		1,437,164

Machinery – Diversified — 0.4%
Intelligrated, Inc., 2nd Lien Term Loan 10.500% 1/30/20	640,545	650,154

TOTAL BANK LOANS (Cost $3,879,351)		3,996,795

CORPORATE DEBT — 91.4%
Aerospace & Defense — 3.8%
AAR Corp. 7.250% 1/15/22	800,000	856,000
AAR Corp. (a) 7.250% 1/15/22	860,000	920,200
DAE Aviation Holdings, Inc. (a) 11.250% 8/01/15	2,722,000	2,728,805
Ducommun, Inc. 9.750% 7/15/18	1,170,000	1,301,625

		5,806,630

Agriculture — 1.5%
Pinnacle Operating Corp. (a) 9.000% 11/15/20	2,204,000	2,338,995

Apparel — 1.8%
Perry Ellis International, Inc. 7.875% 4/01/19	2,500,000	2,662,500

Auto Manufacturers — 1.4%
Allied Specialty Vehicles, Inc. (a) 8.500% 11/01/19	2,140,000	2,188,150

Automotive & Parts — 3.9%
Accuride Corp. 9.500% 8/01/18	1,545,000	1,510,237

	Principal Amount	Value
Cooper Tire & Rubber Co. 8.000% 12/15/19	$285,000	$310,650
Cooper-Standard Holding, Inc. (a) 7.375% 4/01/18	1,285,000	1,291,425
International Automotive Components Group SA (a) 9.125% 6/01/18	1,167,000	1,216,598
Meritor, Inc., Convertible (a) 7.875% 3/01/26	469,000	673,308
Tomkins LLC/Tomkins, Inc. 9.000% 10/01/18	145,000	158,775
UCI International, Inc. 8.625% 2/15/19	720,000	720,000

		5,880,993

Banks — 1.3%
Ally Financial, Inc. 8.000% 11/01/31	1,230,000	1,471,388
Sophia Holding Finance LP/Sophia Holding Finance, Inc. (a) 9.625% 12/01/18	460,000	473,800

		1,945,188

Building Materials — 2.0%
Cemex Finance LLC (a) 9.375% 10/12/22	750,000	845,625
Headwaters, Inc. (a) 7.250% 1/15/19	1,500,000	1,541,250
Roofing Supply Group LLC/Roofing Supply Finance, Inc. (a) 10.000% 6/01/20	615,000	688,800

		3,075,675

Chemicals — 2.5%
Axiall Corp. (a) 4.875% 5/15/23	435,000	411,075
Eagle Spinco, Inc. (a) 4.625% 2/15/21	575,000	563,500
Omnova Solutions, Inc. 7.875% 11/01/18	1,215,000	1,306,125
Tronox Finance LLC 6.375% 8/15/20	1,492,000	1,521,840

		3,802,540

Coal — 1.0%
Arch Coal, Inc. (a) 8.000% 1/15/19	725,000	723,188
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (a) 7.375% 2/01/20	810,000	846,450

		1,569,638

The accompanying notes are an integral part of the financial statements.

26

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Services — 6.0%
The ADT Corp. (a) 6.250% 10/15/21	$1,500,000	$1,575,000
Mustang Merger Corp. (a) 8.500% 8/15/21	4,355,000	4,703,400
RR Donnelley & Sons Co. 7.875% 3/15/21	1,230,000	1,365,300
StoneMor Partners LP/Cornerstone Family Services of WV (a) 7.875% 6/01/21	1,385,000	1,440,400

		9,084,100

Distribution & Wholesale — 0.2%
LKQ Corp. (a) 4.750% 5/15/23	285,000	265,050

Diversified Financial — 0.8%
General Motors Financial Co., Inc. (a) 4.250% 5/15/23	370,000	351,963
Nuveen Investments, Inc. 5.500% 9/15/15	810,000	814,050

		1,166,013

Electrical Components & Equipment — 0.7%
International Wire Group Holdings, Inc. (a) 8.500% 10/15/17	930,000	981,150

Electronics — 0.6%
Rexel SA (a) 5.250% 6/15/20	850,000	854,250

Engineering & Construction — 0.9%
Weekley Homes LLC/Weekley Finance Corp. (a) 6.000% 2/01/23	775,000	747,875
Zachry Holdings, Inc. (a) 7.500% 2/01/20	642,000	670,890

		1,418,765

Entertainment — 0.4%
PNK Finance Corp. (a) 6.375% 8/01/21	570,000	582,825

Foods — 0.5%
Chiquita Brands International, Inc., Convertible 4.250% 8/15/16	800,000	776,000

Forest Products & Paper — 2.2%
Unifrax I LLC/Unifrax Holding Co. (a) 7.500% 2/15/19	880,000	910,800
Xerium Technologies, Inc. 8.875% 6/15/18	2,308,000	2,423,400

		3,334,200

	Principal Amount	Value
Gas — 0.4%
LBC Tank Terminals Holding Netherlands BV (a) 6.875% 5/15/23	$646,000	$667,803

Hand & Machine Tools — 0.6%
Victor Technologies Group, Inc. 9.000% 12/15/17	795,000	850,650

Health Care – Products — 1.2%
Alere, Inc. 6.500% 6/15/20	1,485,000	1,518,413
Teleflex, Inc. 6.875% 6/01/19	280,000	294,000

		1,812,413

Health Care – Services — 1.7%
HEALTHSOUTH Corp. 5.750% 11/01/24	720,000	711,000
Tenet Healthcare Corp. 8.125% 4/01/22	1,040,000	1,120,600
WellCare Health Plans, Inc. 5.750% 11/15/20	745,000	761,763

		2,593,363

Home Builders — 4.0%
Brookfield Residential Properties, Inc. (a) 6.500% 12/15/20	1,255,000	1,302,062
K Hovnanian Enterprises, Inc. (a) 9.125% 11/15/20	570,000	625,575
William Lyon Homes, Inc. (a) 8.500% 11/15/20	280,000	303,100
William Lyon Homes, Inc. 8.500% 11/15/20	2,590,000	2,803,675
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. (a) 6.750% 12/15/21	1,015,000	1,017,538

		6,051,950

Leisure Time — 2.7%
Brunswick Corp. (a) 4.625% 5/15/21	495,000	472,725
Brunswick Corp. 7.375% 9/01/23	285,000	303,525
Brunswick Corp. 7.125% 8/01/27	2,245,000	2,351,637
Carlson Wagonlit BV (a) 6.875% 6/15/19	920,000	954,500

		4,082,387

Lodging — 0.6%
MCE Finance Ltd. (a) 5.000% 2/15/21	900,000	877,500

Machinery – Diversified — 1.0%
Welltec A/S (a) 8.000% 2/01/19	1,412,000	1,496,720

The accompanying notes are an integral part of the financial statements.

27

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Manufacturing — 3.2%
CTP Transportation Products LLC/CTP Finance, Inc. (a) 8.250% 12/15/19	$675,000	$703,687
Griffon Corp. 7.125% 4/01/18	870,000	922,200
JB Poindexter & Co., Inc. (a) 9.000% 4/01/22	2,990,000	3,191,825

		4,817,712

Media — 5.9%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750% 1/15/24	628,000	593,460
Cogeco Cable, Inc. (a) 4.875% 5/01/20	710,000	685,150
Entercom Radio LLC 10.500% 12/01/19	1,000,000	1,132,500
Harron Communications LP/Harron Finance Corp. (a) 9.125% 4/01/20	795,000	880,462
Nexstar Broadcasting, Inc. 6.875% 11/15/20	1,750,000	1,872,500
RCN Telecom Services LLC/RCN Capital Corp. (a) 8.500% 8/15/20	2,031,000	2,051,310
Townsquare Radio LLC/Townsquare Radio, Inc. (a) 9.000% 4/01/19	710,000	768,575
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (a) 5.500% 1/15/23	925,000	897,250

		8,881,207

Metal Fabricate & Hardware — 0.6%
Mueller Water Products, Inc. 7.375% 6/01/17	500,000	512,500
Wise Metals Group LLC/Wise Alloys Finance Corp. (a) 8.750% 12/15/18	440,000	463,100

		975,600

Mining — 1.5%
Coeur Mining, Inc. 7.875% 2/01/21	620,000	629,300
FMG Resources Property Ltd. (a) 7.000% 11/01/15	229,000	237,588
Hecla Mining Co. (a) 6.875% 5/01/21	1,460,000	1,401,600

		2,268,488

Oil & Gas — 16.5%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625% 10/15/18	2,312,000	2,473,840

	Principal Amount	Value
Aurora USA Oil & Gas, Inc. (a) 7.500% 4/01/20	$1,000,000	$1,030,000
Aurora USA Oil & Gas, Inc. (a) 9.875% 2/15/17	335,000	359,288
CVR Refining LLC/Coffeyville Finance, Inc. 6.500% 11/01/22	1,265,000	1,242,862
Halcon Resources Corp. 8.875% 5/15/21	590,000	595,900
Halcon Resources Corp. 9.750% 7/15/20	1,200,000	1,251,000
Halcon Resources Corp. (a) 9.750% 7/15/20	700,000	728,875
Linn Energy LLC/Linn Energy Finance Corp. 7.750% 2/01/21	300,000	317,250
Linn Energy LLC/Linn Energy Finance Corp. 8.625% 4/15/20	1,925,000	2,079,000
Magnum Hunter Resources Corp. 9.750% 5/15/20	2,135,000	2,305,800
MEG Energy Corp. (a) 7.000% 3/31/24	1,650,000	1,670,625
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 9.250% 6/01/21	840,000	877,800
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 10.750% 10/01/20	925,000	1,005,937
Millennium Offshore Services Superholdings LLC (a) 9.500% 2/15/18	1,281,000	1,332,240
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	1,270,000	1,327,150
Quicksilver Resources, Inc. FRN (a) 7.000% 6/21/19	167,000	163,660
Resolute Energy Corp. 8.500% 5/01/20	820,000	865,100
RKI Exploration & Production LLC/RKI Finance Corp. (a) 8.500% 8/01/21	1,255,000	1,320,887
Shelf Drilling Holdings Ltd. (a) 8.625% 11/01/18	1,450,000	1,566,000
SM Energy Co. 6.500% 1/01/23	530,000	555,838
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (a) 7.500% 7/01/21	640,000	668,800
Venoco, Inc. 8.875% 2/15/19	1,235,000	1,216,475

		24,954,327

The accompanying notes are an integral part of the financial statements.

28

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Packaging & Containers — 1.0%
Sealed Air Corp. (a) 6.875% 7/15/33	$1,580,000	$1,508,900

Pharmaceuticals — 0.7%
Capsugel SA (a) 7.000% 5/15/19	410,000	417,688
Endo Finance Co. (a) 5.750% 1/15/22	615,000	618,075

		1,035,763

Retail — 2.2%
Landry’s, Inc. (a) 9.375% 5/01/20	930,000	1,013,700
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. (a) 7.500% 8/01/18	650,000	676,000
The Pantry, Inc. 8.375% 8/01/20	640,000	680,000
Petco Holdings, Inc. (a) 8.500% 10/15/17	605,000	617,100
Sonic Automotive, Inc. 5.000% 5/15/23	415,000	389,062

		3,375,862

Savings & Loans — 0.0%
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. (b) (c) 9.750% 4/01/17	750,000	-

Software — 2.6%
Audatex North America, Inc. (a) 6.000% 6/15/21	915,000	958,462
Audatex North America, Inc. (a) 6.125% 11/01/23	525,000	540,750
First Data Corp. (a) 11.750% 8/15/21	1,550,000	1,635,250
First Data Corp. (a) 11.750% 8/15/21	715,000	754,325

		3,888,787

Storage & Warehousing — 1.0%
Niska Gas Storage US LLC/Niska Gas Storage Canada LLC 8.875% 3/15/18	1,425,000	1,482,000

Telecommunications — 5.3%
Altice Financing SA (a) 6.500% 1/15/22	875,000	883,750
Altice Finco SA (a) 8.125% 1/15/24	815,000	845,562
CommScope Holding Co., Inc. (a) 6.625% 6/01/20	1,905,000	1,981,200
DigitalGlobe, Inc. (a) 5.250% 2/01/21	600,000	585,000

	Principal Amount	Value
Lynx II Corp. (a) 6.375% 4/15/23	$745,000	$758,037
Sprint Corp. (a) 7.125% 6/15/24	330,000	334,950
Sprint Corp. (a) 7.250% 9/15/21	745,000	799,944
Sprint Corp. (a) 7.875% 9/15/23	1,460,000	1,569,500
T-Mobile USA, Inc. 6.731% 4/28/22	225,000	234,563
T-Mobile USA, Inc. 6.836% 4/28/23	70,000	72,625

		8,065,131

Transportation — 7.2%
CHC Helicopter SA 9.250% 10/15/20	945,000	1,018,237
CHC Helicopter SA 9.375% 6/01/21	1,100,000	1,127,500
Era Group, Inc. 7.750% 12/15/22	2,000,000	2,060,000
The Kenan Advantage Group, Inc. (a) 8.375% 12/15/18	3,190,000	3,357,475
Quality Distribution LLC/QD Capital Corp. 9.875% 11/01/18	815,000	902,613
Topaz Marine SA (a) 8.625% 11/01/18	1,709,000	1,721,817
Watco Cos. LLC/Watco Finance Corp. (a) 6.375% 4/01/23	721,000	713,790

		10,901,432

TOTAL CORPORATE DEBT (Cost $134,052,867)		138,320,657

TOTAL BONDS & NOTES (Cost $137,932,218)		142,317,452

TOTAL LONG-TERM INVESTMENTS (Cost $137,932,218)		142,317,452

The accompanying notes are an integral part of the financial statements.

29

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.8%
Time Deposits — 4.8%
Euro Time Deposit 0.010% 1/02/14	$7,240,298	$7,240,298

TOTAL SHORT-TERM INVESTMENTS (Cost $7,240,298)		7,240,298

TOTAL INVESTMENTS — 98.8% (Cost $145,172,516) (d)		149,557,750

Other Assets/(Liabilities) — 1.2%		1,834,237

NET ASSETS — 100.0%		$151,391,987

Notes to Portfolio of Investments

FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $80,664,492 or 53.28% of net assets.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2013, these securities amounted to a value of $0 or 0.00% of net assets.
(c)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2013, these securities amounted to a value of $0 or 0.00% of net assets.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MML Inflation-Protected and Income Fund – Portfolio of Investments

December 31, 2013

	Principal Amount	Value
BONDS & NOTES — 132.0%

CORPORATE DEBT — 1.9%
Banks — 0.4%
Associated Banc-Corp. 1.875% 3/12/14	$1,050,000	$1,051,464
First Horizon National Corp. 5.375% 12/15/15	390,000	419,215

		1,470,679

Computers — 0.2%
Hewlett-Packard Co. 2.650% 6/01/16	800,000	824,306

Diversified Financial — 0.2%
Ford Motor Credit Co. LLC 12.000% 5/15/15	800,000	918,128

Insurance — 0.6%
Pacific Life Global Funding VRN (a) 3.365% 2/06/16	2,000,000	2,069,200

Oil & Gas — 0.2%
Transocean, Inc. 4.950% 11/15/15	825,000	883,773

Real Estate Investment Trusts (REITS) — 0.3%
DDR Corp. 9.625% 3/15/16	950,000	1,113,788

TOTAL CORPORATE DEBT (Cost $6,781,280)		7,279,874

MUNICIPAL OBLIGATIONS — 0.1%
Louisiana State Public Facilities Authority FRN 1.138% 4/26/27	450,000	453,843
North Carolina State Education Assistance Authority FRN 0.688% 1/25/21	40,725	40,725

		494,568

TOTAL MUNICIPAL OBLIGATIONS (Cost $490,670)		494,568

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 32.9%
Automobile ABS — 9.3%
American Credit Acceptance Receivables Trust, Series 2013-2, Class A (a) 1.320% 2/15/17	959,691	959,766
American Credit Acceptance Receivables Trust, Series 2012-3, Class A (a) 1.640% 11/15/16	305,373	305,368
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (a) 1.890% 7/15/16	759,662	761,584

	Principal Amount	Value
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2 0.740% 11/08/16	$605,000	$605,342
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class A2 0.760% 10/08/15	130,337	130,368
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class C 3.340% 4/08/16	505,000	512,920
ARI Fleet Lease Trust, Series 2013-A, Class A2 (a) 0.700% 12/15/15	315,000	314,789
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (a) 0.717% 3/15/20	285,717	285,774
California Republic Auto Receivables Trust, Series 2012-1, Class A (a) 1.180% 8/15/17	284,833	285,390
California Republic Auto Receivables Trust, Series 2013-2, Class A2 1.230% 3/15/19	730,000	729,877
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (a) 1.410% 9/17/18	1,415,621	1,420,599
Carfinance Capital Auto Trust, Series 2013-2A, Class A (a) 1.750% 11/15/17	856,949	856,807
CarNow Auto Receivables Trust, Series 2013-1A, Class A (a) 1.160% 10/16/17	628,247	628,002
CarNow Auto Receivables Trust, Series 2012-1A, Class B (a) 3.240% 3/15/16	101,977	102,021
CFC LLC, Series 2013-1A, Class A (a) 1.650% 7/17/17	236,076	235,928
Chesapeake Funding LLC, Series 2012-2A, Class A FRN (a) 0.618% 5/07/24	878,793	880,038
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.918% 11/07/23	671,607	673,636
CPS Auto Trust, Series 2012-D, Class A (a) 1.480% 3/16/20	509,953	509,955
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	1,200,000	1,199,902
CPS Auto Trust, Series 2013-C, Class A (a) 1.640% 4/16/18	706,513	705,567
CPS Auto Trust, Series 2012-C, Class A (a) 1.820% 12/16/19	579,376	582,463

The accompanying notes are an integral part of the financial statements.

31

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	$1,120,616	$1,117,843
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	580,804	593,644
CPS Auto Trust, Series 2010-PG5, Class A (a) 9.250% 1/15/18	865,353	872,238
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A (a) 1.520% 3/16/20	1,060,000	1,065,569
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A (a) 2.610% 3/15/19	881,523	886,863
DT Auto Owner Trust, Series 2013-1A, Class A (a) 0.750% 5/16/16	321,912	321,958
DT Auto Owner Trust, Series 2013-2A, Class A (a) 0.810% 9/15/16	1,178,402	1,178,364
Enterprise Fleet Financing LLC, Series 2012-2, Class A2 (a) 0.720% 4/20/18	466,427	466,581
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (a) 1.430% 10/20/16	24,127	24,143
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (a) 1.620% 5/20/17	150,760	151,198
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (a) 1.290% 10/16/17	327,962	328,358
Exeter Automobile Receivables Trust, Series 2012-2A, Class A (a) 1.300% 6/15/17	902,704	904,284
Exeter Automobile Receivables Trust, Series 2013-2A, Class A (a) 1.490% 11/15/17	706,401	708,441
Exeter Automobile Receivables Trust, Series 2012-1A, Class A (a) 2.020% 8/15/16	944,034	946,646
First Investors Auto Owner Trust, Series 2013-1A, Class A2 (a) 0.900% 10/15/18	1,031,440	1,029,245
First Investors Auto Owner Trust, Series 2013-2A, Class A2 (a) 1.230% 3/15/19	887,856	887,924
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	357,294	358,501

	Principal Amount	Value
Hertz Fleet Lease Funding LP, Series 2013-3, Class A FRN (a) 0.716% 12/10/27	$2,170,000	$2,170,052
Navistar Financial Owner Trust, Series 2012-A, Class A3 (a) 1.190% 1/18/19	1,275,000	1,277,495
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (a) 1.230% 12/15/15	228,566	228,714
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	300,000	304,162
Santander Consumer Acquired Receivables Trust, Series 2011-S1A, Class B (a) 1.660% 8/15/16	1,166,738	1,168,938
Santander Drive Auto Receivables Trust, Series 2013-5, Class A2B FRN 0.547% 4/17/17	1,300,000	1,300,331
Santander Drive Auto Receivables Trust, Series 2012-4, Class A2 0.790% 8/17/15	61,346	61,354
Santander Drive Auto Receivables Trust, Series 2013-4, Class A2 0.890% 9/15/16	1,207,768	1,209,475
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B (a) 2.060% 6/15/17	491,064	491,085
SNAAC Auto Receivables Trust, Series 2012-1A, Class A (a) 1.780% 6/15/16	151,420	151,381
Tidewater Auto Receivables Trust, Series 2012-AA, Class A2 (a) 1.210% 8/15/15	42,049	42,053
United Auto Credit Securitization Trust, Series 2013-1, Class A2 (a) 0.950% 9/15/15	651,986	652,058
Westlake Automobile Receivables Trust, Series 2012-1A, Class A2 (a) 1.030% 3/15/16	573,458	573,430
Westlake Automobile Receivables Trust, Series 2013-1A, Class A2 (a) 1.120% 1/15/18	880,000	880,221
Westlake Automobile Receivables Trust, Series 2011-1A, Class B (a) 2.600% 10/15/14	35,818	35,821
Wheels SPV LLC, Series 2012-1, Class A2 (a) 1.190% 3/20/21	376,208	377,325

		35,451,791

The accompanying notes are an integral part of the financial statements.

32

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial MBS — 1.4%
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class AAB VRN 5.579% 4/12/38	$133,526	$133,551
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	575,504	576,404
GE Capital Commercial Mortgage Corp., Series 2005-C2, Class AAB 4.866% 5/10/43	143,835	144,182
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	2,931,188	2,901,876
VFC LLC (Acquired 9/19/13, Cost $1,720,000), Series 2013-1, Class A (a) (b) 3.130% 3/20/26	1,080,862	1,087,257
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	380,840	378,555

		5,221,825

Home Equity ABS — 1.8%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.435% 8/25/35	222,055	218,623
ACE Securities Corp., Series 2005-HE2, Class M2 FRN 0.840% 4/25/35	40,065	40,006
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.525% 7/25/35	56,471	56,271
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.534% 11/25/34	176,241	174,854
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.840% 2/25/35	208,031	202,946
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.752% 8/28/44	21,423	21,358
Countrywide Asset-Backed Certificates, Series 2005-BC5, Class 3A3 FRN 0.535% 1/25/36	630,948	619,516
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.625% 9/25/34	83,564	82,914
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.455% 7/25/36	694,737	686,805
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.585% 5/25/36	618,742	599,163

	Principal Amount	Value
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.595% 5/25/35	$448,982	$440,939
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.345% 7/25/36	34,221	34,153
Home Equity Asset Trust, Series 2005-5, Class 2A3 FRN 0.575% 11/25/35	21,012	21,012
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.825% 10/25/35	253,616	244,612
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.945% 12/25/32	337,728	326,999
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.990% 6/25/35	742,019	704,911
Mastr Asset Backed Securities Trust, Series 2005-WMC1, Class M2 FRN 0.840% 3/25/35	375,401	369,575
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.902% 6/28/35	1,019,504	1,015,190
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1 FRN 0.615% 8/25/35	391,087	382,026
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.635% 5/25/35	106,593	105,255
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.545% 8/25/35	402,273	394,406
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.355% 3/25/36	111,009	110,298

		6,851,832

Other ABS — 9.9%
321 Henderson Receivables II LLC, Series 2006-3A, Class A1 FRN (a) 0.367% 9/15/41	568,524	545,378
321 Henderson Receivables LLC, Series 2006-4A, Class A1 FRN (a) 0.367% 12/15/41	1,064,381	1,017,959
ARL First LLC, Series 2012-1A, Class A1 FRN (a) 1.917% 12/15/42	1,844,558	1,863,631
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.345% 8/18/21	3,693,553	3,625,477
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	1,260,913	1,260,768

The accompanying notes are an integral part of the financial statements.

33

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Direct Capital Funding IV LLC, Series 2013-1, Class A (a) 1.673% 12/20/17	$518,314	$518,314
Drug Royalty II LP 1, Series 2012-1, Class A1 FRN (a) 4.244% 1/15/25	1,038,936	1,030,074
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2 (a) 0.850% 11/21/14	139,616	139,655
Global Container Assets, Series 2013-1A, Class A1 (a) 2.200% 11/05/28	376,206	373,818
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	793,061	796,530
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.418% 6/02/17	475,000	482,211
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T1, Class A1 (a) 0.898% 1/15/44	690,000	690,000
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T6, Class AT6 (a) 1.287% 9/15/44	1,095,000	1,094,343
Leaf II Receivables Funding LLC, Series 2012-1, Class A2 (a) 0.810% 12/15/15	568,559	568,559
Macquarie Equipment Funding Trust, Series 2012-A, Class A2 (a) 0.610% 4/20/15	657,940	658,281
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (a) 4.809% 7/20/31	1,594,735	1,637,496
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.110% 4/25/35	1,197,006	1,160,745
Nations Equipment Finance Funding I LLC, Series 2013-1A, Class A (a) 1.697% 11/20/16	637,655	637,655
Navitas Equipment Receivables LLC, Series 2013-1, Class A (a) 1.950% 11/15/16	1,308,212	1,307,774
New York City Tax Lien, Series 2013-A, Class A (a) 1.190% 11/10/26	426,636	426,750
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	1,134,489	1,134,478
Oxford Finance Funding Trust, Series 2012-1A, Class A (a) 3.900% 3/15/17	1,462,058	1,476,679

	Principal Amount	Value
PFS Financing Corp., Series 2013-AA, Class A FRN (a) 0.717% 2/15/18	$2,400,000	$2,395,774
PFS Financing Corp., Series 2012-BA, Class A FRN (a) 0.867% 10/17/16	1,550,000	1,550,001
PFS Financing Corp., Series 2012-AA, Class A FRN (a) 1.367% 2/15/16	1,880,000	1,881,605
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	252,611	257,124
Sierra Receivables Funding Co. LLC, Series 2011-2A, Class A (a) 3.260% 5/20/28	578,263	589,211
TAL Advantage LLC, Series 2006-1A FRN (a) 0.357% 4/20/21	1,190,000	1,174,653
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (a) 0.420% 5/15/20	3,605,417	3,581,653
Trade MAPS 1 Ltd., Series 2013-1A, Class A FRN (a) 0.870% 12/10/18	1,300,000	1,302,392
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.567% 10/15/15	1,006,000	1,018,232
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.667% 7/15/41	746,990	765,205
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	818,064	820,747

		37,783,172

Student Loans ABS — 10.2%
Academic Loan Funding Trust, Series 2013-1A, Class A FRN (a) 0.965% 12/26/44	5,675,000	5,632,568
Access Group, Inc., Series 2007-1, Class A2 FRN 0.268% 4/25/17	275,492	274,307
Access Group, Inc., Series 2006-1, Class A2 FRN 0.348% 8/25/23	989,557	978,636
Access Group, Inc., Series 2005-1, Class A2 FRN 0.356% 3/23/20	324,581	323,986
Access Group, Inc., Series 2007-A, Class A2 FRN 0.368% 8/25/26	133,558	132,331
Access Group, Inc., Series 2005-2, Class A3 FRN 0.418% 11/22/24	360,388	355,950

The accompanying notes are an integral part of the financial statements.

34

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Access Group, Inc., Series 2005-A, Class A2 FRN 0.458% 4/27/26	$1,308,983	$1,301,467
Access Group, Inc., Series 2005-B, Class A2 FRN 0.468% 7/25/22	532,508	527,172
Access Group, Inc., Series 2004-A, Class A2 FRN 0.498% 4/25/29	518,390	510,777
Access Group, Inc., Series 2003-1, Class A2 FRN 0.506% 12/27/16	52,931	52,931
Access Group, Inc., Series 2003-A, Class A3 FRN 1.670% 7/01/38	395,733	350,866
Brazos Higher Education Authority, Series 2005-1, Class 1A2 FRN 0.325% 12/26/18	86,110	86,079
Brazos Higher Education Authority, Series 2005-3, Class A14 FRN 0.356% 9/25/23	281,859	281,594
Brazos Higher Education Authority, Series 2004-I, Class A2 FRN 0.406% 6/27/22	930,455	928,585
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.664% 1/25/47	1,175,000	1,004,625
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A2 FRN 0.337% 12/28/21	244,121	243,799
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.347% 12/28/21	13,156	13,148
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3 FRN 0.457% 9/28/26	1,081,909	1,075,016
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.403% 12/15/22	985,663	980,296
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.667% 6/15/43	1,300,000	1,285,375
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.667% 6/15/43	400,000	391,320
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.910% 6/15/43	250,000	212,218
Education Loan Asset-Backed Trust I, Series 2012-1, Class A1 FRN (a) 0.615% 6/25/22	814,113	812,003
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.308% 5/25/23	318,651	314,315

	Principal Amount	Value
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.338% 8/25/25	$1,130,369	$1,126,579
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.358% 11/25/26	485,506	480,930
Higher Education Funding I, Series 2004-1, Class A13 FRN (a) 1.668% 1/01/44	300,000	256,651
Higher Education Funding I, Series 2004-1, Class A15 FRN (a) 1.676% 1/01/44	425,000	369,251
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.538% 10/28/41	2,361,239	2,326,508
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1 FRN 0.767% 9/20/22	135,198	135,269
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.355% 2/25/28	169,452	167,753
National Collegiate Student Loan Trust, Series 2004-2, Class A3 FRN 0.375% 4/26/27	784,114	783,473
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.965% 4/25/46	253,049	255,055
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.338% 10/28/26	361,818	360,251
Northstar Education Finance, Inc., Series 2004-2 FRN 0.358% 4/28/16	568,544	568,385
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.448% 5/28/26	836,505	833,551
Pennsylvania Higher Education Assistance Agency, Series 2005-1, Class A2 FRN 0.318% 1/25/18	280,308	280,002
Pennsylvania Higher Education Assistance Agency FRN 0.838% 4/25/19	546,531	546,919
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.364% 1/15/19	427,529	427,248
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.414% 7/15/36	1,610,000	1,578,903
SLM Student Loan Trust, Series 2005-1, Class A2 FRN 0.318% 4/27/20	66,937	66,586
SLM Student Loan Trust, Series 2006-B, Class A3 FRN 0.383% 12/15/22	72,027	71,914

The accompanying notes are an integral part of the financial statements.

35

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.423% 3/15/19	$333,951	$333,983
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.438% 1/25/16	75,389	75,366
SLM Student Loan Trust, Series 2003-6, Class A4 FRN 0.443% 12/17/18	30,675	30,663
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.463% 12/15/17	127,493	127,457
SLM Student Loan Trust, Series 2007-6, Class A2 FRN 0.488% 1/25/19	76,451	76,405
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.738% 10/25/17	224,717	225,151
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.893% 12/15/38	835,248	739,598
SLM Student Loan Trust, Series 2012-E, Class A1 FRN (a) 0.917% 10/16/23	454,277	453,803
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (a) 1.267% 12/15/21	332,039	332,973
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.267% 8/15/23	415,610	417,153
SLM Student Loan Trust, Series 2008-4, Class A2 FRN 1.288% 7/25/16	69,833	70,298
SLM Student Loan Trust, Series 2008-5, Class A2 FRN 1.338% 10/25/16	506,610	507,027
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.567% 8/15/25	405,297	408,669
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.650% 12/15/16	1,000,000	1,000,000
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 1.656% 12/15/16	125,000	125,000
SLM Student Loan Trust, Series 2003-10A, Class A1C FRN (a) 1.657% 12/15/16	175,000	175,000
SLM Student Loan Trust, Series 2003-10A, Class A1B FRN (a) 1.657% 12/15/16	150,000	150,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.658% 12/15/16	150,000	150,000

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.659% 12/15/16	$250,000	$250,000
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.660% 9/15/28	750,000	750,000
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.817% 12/15/17	64,147	64,167
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 2.600% 6/17/30	700,000	700,000
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.671% 6/17/30	550,000	533,847
SMS Student Loan Trust, Series 1998-A, Class A2 FRN 0.358% 7/28/26	343,638	339,964
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.428% 10/28/28	269,798	269,049
South Carolina Student Loan Corp., Series 2006-1, Class A1 FRN 0.349% 12/02/19	780,684	775,126
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.688% 1/25/21	120,352	120,365
US Education Loan Trust IV LLC, Series 2007-1A, Class 1A3 FRN (a) 0.639% 9/01/22	725,906	725,807

		38,631,463

WL Collateral CMO — 0.2%
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-CF1, Class M1 FRN (a) 0.865% 3/25/45	786,215	755,684
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	187,030	189,424

		945,108

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.415% 11/25/37	329,676	323,993

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $125,040,526)		125,209,184

The accompanying notes are an integral part of the financial statements.

36

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.5%
Pass-Through Securities — 0.5%
Federal Home Loan Mortgage Corp. Pool #1Q0239 FRN 2.395% 3/01/37	$1,411,767	$1,500,443
Government National Mortgage Association II Pool #82462 FRN 3.500% 1/20/40	432,948	454,714

		1,955,157

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $1,898,280)		1,955,157

U.S. TREASURY OBLIGATIONS — 96.6%
U.S. Treasury Bonds & Notes — 96.6%
U.S. Treasury Inflation Index (c) 0.125% 4/15/16	22,781,970	23,392,458
U.S. Treasury Inflation Index (c) (d) (e) 0.125% 4/15/17	20,247,818	20,810,950
U.S. Treasury Inflation Index (c) 0.125% 4/15/18	22,941,359	23,398,397
U.S. Treasury Inflation Index (c) 0.125% 1/15/22	18,533,822	17,812,745
U.S. Treasury Inflation Index (c) 0.125% 7/15/22	17,586,326	16,845,783
U.S. Treasury Inflation Index (c) 0.125% 1/15/23	27,047,820	25,545,394
U.S. Treasury Inflation Index (c) 0.375% 7/15/23	7,411,881	7,148,411
U.S. Treasury Inflation Index 0.500% 4/15/15	732,884	748,973
U.S. Treasury Inflation Index (c) 0.625% 7/15/21	15,876,116	16,115,496
U.S. Treasury Inflation Index (c) 0.625% 2/15/43	8,828,171	6,788,034
U.S. Treasury Inflation Index (c) 0.750% 2/15/42	8,656,903	6,959,336
U.S. Treasury Inflation Index (c) 1.125% 1/15/21	15,241,703	16,019,274
U.S. Treasury Inflation Index (c) 1.250% 4/15/14	5,518,150	5,553,499
U.S. Treasury Inflation Index (c) 1.250% 7/15/20	12,519,756	13,394,186
U.S. Treasury Inflation Index (c) 1.375% 7/15/18	6,818,303	7,389,868
U.S. Treasury Inflation Index (c) 1.375% 1/15/20	8,035,870	8,629,142
U.S. Treasury Inflation Index (c) 1.625% 1/15/15	11,284,112	11,624,396
U.S. Treasury Inflation Index (c) 1.625% 1/15/18	4,794,027	5,210,134

	Principal Amount	Value
U.S. Treasury Inflation Index (c) 1.750% 1/15/28	$7,246,785	$7,758,589
U.S. Treasury Inflation Index (c) 1.875% 7/15/19	7,274,369	8,083,075
U.S. Treasury Inflation Index (c) 2.000% 1/15/16	13,097,673	13,958,229
U.S. Treasury Inflation Index (c) 2.000% 1/15/26	8,237,530	9,119,201
U.S. Treasury Inflation Index (c) 2.125% 1/15/19	6,402,115	7,149,363
U.S. Treasury Inflation Index (c) 2.125% 2/15/40	2,182,852	2,452,640
U.S. Treasury Inflation Index (c) 2.125% 2/15/41	5,332,750	5,991,846
U.S. Treasury Inflation Index (c) 2.375% 1/15/17	9,497,158	10,451,328
U.S. Treasury Inflation Index (c) 2.375% 1/15/25	11,003,208	12,647,670
U.S. Treasury Inflation Index (c) 2.375% 1/15/27	7,811,992	8,998,438
U.S. Treasury Inflation Index (c) 2.500% 7/15/16	9,541,455	10,468,770
U.S. Treasury Inflation Index (c) 2.500% 1/15/29	6,527,220	7,670,502
U.S. Treasury Inflation Index (c) 2.625% 7/15/17	7,049,010	7,929,036
U.S. Treasury Inflation Index (c) 3.375% 4/15/32	3,329,126	4,429,039
U.S. Treasury Inflation Index (c) 3.625% 4/15/28	6,382,834	8,443,289
U.S. Treasury Inflation Index (c) 3.875% 4/15/29	6,066,688	8,314,208

		367,251,699

TOTAL U.S. TREASURY OBLIGATIONS (Cost $367,321,065)		367,251,699

TOTAL BONDS & NOTES (Cost $501,531,821)		502,190,482

TOTAL LONG-TERM INVESTMENTS (Cost $501,531,821)		502,190,482

SHORT-TERM INVESTMENTS — 48.9%
Commercial Paper — 47.0%
AGL Capital Corp. (a) 0.284% 2/13/14	4,500,000	4,498,495
AGL Capital Corp. (a) 0.335% 4/09/14	1,000,000	999,102
Airgas, Inc. (a) 0.340% 1/07/14	5,600,000	5,599,683
Block Financial LLC (a) 0.290% 2/07/14	4,000,000	3,998,808
British Telecommunications PLC (a) 0.750% 3/10/14	5,000,000	4,992,917

The accompanying notes are an integral part of the financial statements.

37

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Canadian Natural Resources Ltd. (a) 0.300% 1/22/14	$5,500,000	$5,499,037
Centrica PLC (a) 0.530% 1/07/14	6,000,000	5,999,470
Daimler Finance North America LLC (a) 0.530% 3/05/14	5,500,000	5,494,899
DirecTV Holdings LLC (a) 0.440% 3/10/14	5,500,000	5,495,429
Dominion Resources (a) 0.420% 1/10/14	2,845,000	2,844,701
Dominion Resources (a) 0.430% 1/10/14	1,000,000	999,892
Duke Energy Corp. (a) 0.380% 3/06/14	5,500,000	5,496,284
Ecolab, Inc. (a) 0.330% 1/06/14	4,600,000	4,599,789
Elsevier Finance SA (a) 0.380% 1/31/14	5,600,000	5,598,227
Enbridge (US), Inc. (a) 0.294% 1/13/14	5,600,000	5,599,459
FMC Corp. (a) 0.294% 1/09/14	5,500,000	5,499,646
FMC Technologies, Inc. (a) 0.280% 2/12/14	5,500,000	5,498,203
Glencore Funding LLC (a) 0.710% 6/12/14	5,000,000	4,984,025
Holcim US Finance Sarl & Cie (a) 0.450% 1/15/14	5,600,000	5,599,085
Hyundai Capital America (a) 0.386% 1/13/14	5,600,000	5,599,291
Intercontinental Exchange (a) 0.310% 3/12/14	8,500,000	8,494,876
National Grid USA (a) 0.360% 1/16/14	5,600,000	5,599,160
Nissan Motor Acceptance Corp. (a) 0.330% 1/21/14	5,600,000	5,598,973
Noble Corp. (a) 0.530% 1/23/14	5,500,000	5,498,219
ONEOK, Inc. (a) 0.350% 1/13/14	1,000,000	999,883
ONEOK, Inc. (a) 0.350% 1/23/14	1,800,000	1,799,615
ONEOK, Inc. (a) 0.350% 1/27/14	2,700,000	2,699,317
Pall Corp. (a) 0.320% 3/10/14	5,500,000	5,496,676
Pentair Finance (a) 0.304% 1/17/14	5,500,000	5,499,267
Plains All American Pipeline LP (a) 0.310% 1/27/14	5,500,000	5,498,769
Sabmiller Holdings, Inc. 0.304% 1/10/14	3,200,000	3,199,760
Sempra Energy Holdings (a) 0.325% 2/10/14	5,500,000	5,498,044
Tesco Treasury Services PLC (a) 0.580% 2/21/14	5,800,000	5,795,234

	Principal Amount	Value
TransCanada American (a) 0.284% 2/13/14	$5,500,000	$5,498,161
Vodafone Group PLC (a) 0.630% 4/07/14	6,100,000	6,089,752
Volvo Group Treasury NA (a) 0.365% 3/03/14	5,600,000	5,596,584
WellPoint, Inc. (a) 0.330% 1/08/14	5,000,000	4,999,679

		178,758,411

Repurchase Agreement — 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (f)	7,004,605	7,004,605

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	550	550

TOTAL SHORT-TERM INVESTMENTS (Cost $185,763,566)		185,763,566

TOTAL INVESTMENTS — 180.9% (Cost $687,295,387) (g)		687,954,048

Other Assets/(Liabilities) —(80.9)%		(307,672,052)

NET ASSETS — 100.0%		$380,281,996

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $266,089,590 or 69.97% of net assets.
(b)	Restricted security. Certain securities are restricted as to resale. At December 31, 2013, these securities amounted to a value of $1,087,257 or 0.29% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(c)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(d)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	Maturity value of $7,004,608. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $7,147,089.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MML Short-Duration Bond Fund – Portfolio of Investments

December 31, 2013

	Principal Amount	Value
BONDS & NOTES — 65.1%

CORPORATE DEBT — 37.9%
Advertising — 0.3%
WPP Finance 8.000% 9/15/14	$610,000	$640,354

Aerospace & Defense — 0.1%
Exelis, Inc. 4.250% 10/01/16	270,000	285,140

Agriculture — 0.1%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	200,000	205,693

Airlines — 0.0%
United Air Lines, Inc. (a) 10.110% 2/19/49	7,590	3,795

Auto Manufacturers — 0.5%
General Motors Co. (b) 3.500% 10/02/18	205,000	209,612
Volvo Treasury AB (b) 5.950% 4/01/15	750,000	793,680

		1,003,292

Automotive & Parts — 0.2%
Lear Corp. 8.125% 3/15/20	356,000	392,490

Banks — 2.3%
Associated Banc-Corp. 1.875% 3/12/14	115,000	115,160
Capital One Financial Corp. 2.125% 7/15/14	150,000	151,189
Capital One Financial Corp. 7.375% 5/23/14	85,000	87,189
First Horizon National Corp. 5.375% 12/15/15	1,984,000	2,132,623
ICICI Bank Ltd. (b) 5.500% 3/25/15	1,530,000	1,584,646
Regions Financial Corp. 5.750% 6/15/15	515,000	548,745
Regions Financial Corp. 7.500% 5/15/18	130,000	153,827
Wells Fargo & Co. 3.625% 4/15/15	210,000	218,428
Zions Bancorp. 6.000% 9/15/15	6,000	6,316

		4,998,123

Beverages — 0.3%
Constellation Brands, Inc. 8.375% 12/15/14	635,000	676,275

	Principal Amount	Value
Building Materials — 0.8%
Lafarge SA (b) 6.200% 7/09/15	$400,000	$424,000
Masco Corp. 4.800% 6/15/15	490,000	510,825
Owens Corning, Inc. 6.500% 12/01/16	675,000	749,040

		1,683,865

Chemicals — 1.5%
Ashland, Inc. 3.000% 3/15/16	641,000	653,820
Cabot Corp. 5.000% 10/01/16	330,000	361,266
Incitec Pivot Ltd. (b) 4.000% 12/07/15	1,090,000	1,133,456
LyondellBasell Industries NV 5.000% 4/15/19	200,000	222,124
NOVA Chemicals Corp. 8.625% 11/01/19	150,000	165,188
RPM International, Inc. 6.125% 10/15/19	300,000	336,449
Yara International ASA (b) 5.250% 12/15/14	365,000	378,537

		3,250,840

Commercial Services — 1.0%
The ADT Corp. 2.250% 7/15/17	295,000	290,299
Brambles USA, Inc. (b) 3.950% 4/01/15	265,000	274,025
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	180,000	181,800
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	11,000	11,605
Equifax, Inc. 4.450% 12/01/14	825,000	850,852
The Western Union Co. 5.930% 10/01/16	545,000	605,697

		2,214,278

Computers — 0.4%
Affiliated Computer Services, Inc. 5.200% 6/01/15	415,000	437,770
Hewlett-Packard Co. 2.125% 9/13/15	135,000	137,467
Hewlett-Packard Co. 2.200% 12/01/15	175,000	178,852
Hewlett-Packard Co. 3.000% 9/15/16	85,000	88,419

		842,508

The accompanying notes are an integral part of the financial statements.

39

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Distribution & Wholesale — 0.2%
Arrow Electronics, Inc. 3.375% 11/01/15	$345,000	$357,035
Arrow Electronics, Inc. 3.000% 3/01/18	105,000	105,054

		462,089

Diversified Financial — 7.8%
Air Lease Corp. 3.375% 1/15/19	365,000	365,000
Citigroup, Inc. 5.500% 10/15/14	52,000	53,932
Citigroup, Inc. 5.500% 2/15/17	1,000,000	1,101,835
Citigroup, Inc. 6.375% 8/12/14	437,000	451,693
ERAC USA Finance LLC (b) 5.900% 11/15/15	1,000,000	1,089,720
Ford Motor Credit Co. LLC 2.750% 5/15/15	250,000	256,460
Ford Motor Credit Co. LLC 3.000% 6/12/17	200,000	207,864
Ford Motor Credit Co. LLC 3.875% 1/15/15	455,000	469,494
Ford Motor Credit Co. LLC 8.700% 10/01/14	425,000	449,915
Ford Motor Credit Co. LLC 12.000% 5/15/15	215,000	246,747
General Motors Financial Co., Inc. (b) 2.750% 5/15/16	145,000	146,813
The Goldman Sachs Group, Inc. 1.600% 11/23/15	230,000	232,472
The Goldman Sachs Group, Inc. 5.150% 1/15/14	695,000	696,054
Hyundai Capital America (b) 3.750% 4/06/16	1,875,000	1,963,837
International Lease Finance Corp. FRN 2.193% 6/15/16	750,000	753,750
International Lease Finance Corp. 3.875% 4/15/18	100,000	100,250
International Lease Finance Corp. 5.750% 5/15/16	741,000	793,796
Janus Capital Group, Inc. 6.700% 6/15/17	953,000	1,061,239
JP Morgan Chase & Co. 3.450% 3/01/16	890,000	933,472
JP Morgan Chase & Co. 5.125% 9/15/14	885,000	911,792
Lazard Group LLC 6.850% 6/15/17	219,000	246,924
Merrill Lynch & Co., Inc. 5.700% 5/02/17	1,200,000	1,333,879

	Principal Amount	Value
Merrill Lynch & Co., Inc. 6.050% 5/16/16	$750,000	$825,168
Morgan Stanley 2.875% 7/28/14	750,000	759,709
Morgan Stanley 3.800% 4/29/16	1,000,000	1,057,830
Morgan Stanley 4.200% 11/20/14	335,000	345,653
Morgan Stanley 6.000% 4/28/15	175,000	186,381

		17,041,679

Electric — 1.8%
Ameren Corp. 8.875% 5/15/14	1,256,000	1,292,018
IPALCO Enterprises, Inc. 5.000% 5/01/18	315,000	329,963
IPALCO Enterprises, Inc. (b) 7.250% 4/01/16	2,110,000	2,315,725
Kansas Gas & Electric Co. 5.647% 3/29/21	39,023	40,821

		3,978,527

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	115,000	120,462

Electronics — 0.6%
Avnet, Inc. 5.875% 3/15/14	845,000	853,654
Avnet, Inc. 6.625% 9/15/16	220,000	246,516
Jabil Circuit, Inc. 7.750% 7/15/16	145,000	164,937

		1,265,107

Engineering & Construction — 0.1%
BAA Funding Ltd. (b) 2.500% 6/25/17	200,000	202,641

Foods — 0.5%
Safeway, Inc. 5.625% 8/15/14	145,000	148,715
TreeHouse Foods, Inc. 7.750% 3/01/18	325,000	340,438
Tyson Foods, Inc. 6.600% 4/01/16	510,000	569,291

		1,058,444

Forest Products & Paper — 0.3%
Domtar Corp. 7.125% 8/15/15	280,000	303,017
Domtar Corp. 10.750% 6/01/17	325,000	405,639

		708,656

The accompanying notes are an integral part of the financial statements.

40

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hand & Machine Tools — 0.0%
Kennametal, Inc. 2.650% 11/01/19	$100,000	$97,375

Health Care – Products — 0.1%
Hospira, Inc. 5.200% 8/12/20	155,000	160,815

Holding Company – Diversified — 0.2%
Leucadia National Corp. 8.125% 9/15/15	500,000	555,000

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	40,000	41,048

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	115,000	116,478

Insurance — 0.9%
American International Group, Inc. 3.000% 3/20/15	800,000	821,667
Genworth Financial, Inc. 5.750% 6/15/14	850,000	867,636
Prudential Financial, Inc. 3.875% 1/14/15	115,000	118,883
Willis Group Holdings PLC 4.125% 3/15/16	55,000	57,581

		1,865,767

Internet — 0.2%
Expedia, Inc. 7.456% 8/15/18	300,000	349,253

Investment Companies — 0.2%
Xstrata Finance Canada (b) 2.850% 11/10/14	250,000	253,470
Xstrata Finance Canada Ltd. (b) 2.050% 10/23/15	175,000	177,227

		430,697

Iron & Steel — 0.8%
ArcelorMittal 4.250% 2/25/15	600,000	616,500
ArcelorMittal 9.500% 2/15/15	830,000	901,588
Reliance Steel & Aluminum Co. 6.200% 11/15/16	185,000	202,661

		1,720,749

Lodging — 0.1%
Wyndham Worldwide Corp. 2.950% 3/01/17	165,000	167,351

Machinery – Diversified — 0.4%
CNH Capital LLC (b) 3.250% 2/01/17	105,000	106,838

	Principal Amount	Value
CNH Capital LLC 3.625% 4/15/18	$100,000	$101,375
CNH Capital LLC 3.875% 11/01/15	150,000	154,875
CNH Capital LLC 6.250% 11/01/16	190,000	209,712
Roper Industries, Inc. 1.850% 11/15/17	350,000	346,942

		919,742

Manufacturing — 1.4%
Bombardier, Inc. (b) 4.250% 1/15/16	398,000	415,910
Harsco Corp 2.700% 10/15/15	756,000	767,426
SPX Corp. 7.625% 12/15/14	123,000	129,458
Textron, Inc. 6.200% 3/15/15	900,000	954,732
Tyco Electronics Group SA 6.550% 10/01/17	700,000	801,077

		3,068,603

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	165,000	170,875

Mining — 1.0%
Rio Tinto Finance USA PLC 1.375% 6/17/16	727,000	738,322
Vale Overseas Ltd. 6.250% 1/11/16	1,250,000	1,360,938

		2,099,260

Office Equipment/Supplies — 0.5%
Pitney Bowes, Inc. 4.750% 1/15/16	95,000	100,151
Pitney Bowes, Inc. 5.750% 9/15/17	185,000	203,868
Xerox Corp. 4.250% 2/15/15	90,000	93,368
Xerox Corp. 8.250% 5/15/14	665,000	682,823

		1,080,210

Oil & Gas — 1.8%
Chesapeake Energy Corp. 3.250% 3/15/16	650,000	656,500
Chesapeake Energy Corp. 9.500% 2/15/15	240,000	260,100
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	40,000	37,300
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	390,000	395,850

The accompanying notes are an integral part of the financial statements.

41

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Newfield Exploration Co. 6.875% 2/01/20	$150,000	$160,687
Petrobras International Finance Co. 3.875% 1/27/16	1,000,000	1,029,462
Tesoro Corp. 9.750% 6/01/19	145,000	156,963
Transocean, Inc. 4.950% 11/15/15	948,000	1,015,536
Transocean, Inc. 5.050% 12/15/16	100,000	110,467

		3,822,865

Oil & Gas Services — 0.3%
Superior Energy Services, Inc. 7.125% 12/15/21	465,000	518,475
Weatherford International Ltd. 5.500% 2/15/16	225,000	243,852

		762,327

Pharmaceuticals — 1.0%
AbbVie, Inc. 1.750% 11/06/17	200,000	199,657
Mylan, Inc. (b) 1.800% 6/24/16	841,000	857,363
Mylan, Inc. (b) 7.875% 7/15/20	850,000	961,811
Warner Chilcott Co. LLC 7.750% 9/15/18	200,000	216,500

		2,235,331

Pipelines — 0.3%
Enable Oklahoma Intrastate Transmission LLC (b) 6.875% 7/15/14	305,000	313,616
Energy Transfer Partners LP FRN 3.259% 11/01/66	200,000	182,000
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	35,000	36,483
Kern River Funding Corp. (b) 4.893% 4/30/18	48,300	52,254

		584,353

Real Estate — 0.9%
ProLogis LP 5.625% 11/15/15	445,000	473,185
ProLogis LP 6.625% 5/15/18	550,000	642,383
Regency Centers LP 5.250% 8/01/15	855,000	907,789

		2,023,357

Real Estate Investment Trusts (REITS) — 4.5%
American Tower Corp. 4.625% 4/01/15	900,000	941,339

	Principal Amount	Value
Boston Properties LP 5.625% 4/15/15	$1,000,000	$1,061,018
DDR Corp. 7.500% 7/15/18	925,000	1,100,806
Developers Diversified Realty Corp. 5.500% 5/01/15	880,000	929,876
Duke Realty LP 5.500% 3/01/16	250,000	270,543
Duke Realty LP 5.950% 2/15/17	550,000	612,027
Duke Realty LP 8.250% 8/15/19	200,000	247,633
Federal Realty Investment Trust 6.200% 1/15/17	800,000	903,803
HCP, Inc. 6.000% 1/30/17	550,000	616,403
Highwoods Realty LP 5.850% 3/15/17	275,000	302,829
Highwoods Realty LP 7.500% 4/15/18	25,000	29,175
Mid-America Apartments LP (b) 6.250% 6/15/14	1,000,000	1,024,827
Realty Income Corp. 2.000% 1/31/18	25,000	24,484
Realty, Inc. 5.950% 9/15/16	750,000	833,442
UDR, Inc. 5.250% 1/15/15	400,000	416,654
UDR, Inc. 5.250% 1/15/16	350,000	375,715

		9,690,574

Retail — 0.3%
Best Buy Co., Inc. 3.750% 3/15/16	575,000	596,563
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	90,000	105,254

		701,817

Savings & Loans — 0.6%
Glencore Funding LLC (b) 1.700% 5/27/16	369,000	369,311
Glencore Funding LLC (b) 6.000% 4/15/14	875,000	887,582

		1,256,893

Software — 0.2%
ManTech International Corp. 7.250% 4/15/18	190,000	199,975
Oracle Corp. 1.200% 10/15/17	200,000	196,812

		396,787

The accompanying notes are an integral part of the financial statements.

42

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecommunications — 1.4%
CenturyLink, Inc. 5.000% 2/15/15	$785,000	$814,437
MetroPCS Wireless, Inc. 7.875% 9/01/18	100,000	107,375
Qwest Corp. 8.375% 5/01/16	315,000	359,936
Telecom Italia Capital 6.175% 6/18/14	478,000	488,755
Telefonica Emisiones SAU 6.421% 6/20/16	130,000	144,866
Verizon Communications, Inc. 2.500% 9/15/16	70,000	72,383
Virgin Media Secured Finance PLC 6.500% 1/15/18	1,000,000	1,036,250

		3,024,002

Transportation — 1.0%
Asciano Finance (b) 3.125% 9/23/15	1,590,000	1,625,982
Asciano Finance (b) 5.000% 4/07/18	147,000	155,853
Ryder System, Inc. 2.500% 3/01/18	475,000	478,008

		2,259,843

Trucking & Leasing — 0.7%
GATX Corp. 3.500% 7/15/16	30,000	31,284
GATX Corp. 4.750% 5/15/15	70,000	73,550
GATX Corp. 8.750% 5/15/14	220,000	226,568
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 3/15/16	125,000	128,065
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 3.125% 5/11/15	200,000	205,696
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 3.750% 5/11/17	770,000	810,018

		1,475,181

TOTAL CORPORATE DEBT (Cost $81,052,415)		82,110,811

MUNICIPAL OBLIGATIONS — 0.5%
Louisiana State Public Facilities Authority FRN 1.138% 4/26/27	190,000	191,622
North Carolina State Education Assistance Authority FRN 0.688% 1/25/21	20,483	20,483

	Principal Amount	Value
North Carolina State Education Assistance Authority FRN 1.138% 1/26/26	$350,000	$351,733
State of California 5.950% 4/01/16	75,000	83,041
State of Illinois 5.365% 3/01/17	400,000	434,100

		1,080,979

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,036,571)		1,080,979

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.7%
Automobile ABS — 2.8%
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (b) 1.890% 7/15/16	132,532	132,867
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (b) 0.717% 3/15/20	118,096	118,120
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A (b) 2.054% 8/20/16	300,000	304,620
California Republic Auto Receivables Trust, Series 2012-1, Class A (b) 1.180% 8/15/17	186,339	186,704
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (b) 1.410% 9/17/18	806,184	809,019
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	200,860	199,113
CarNow Auto Receivables Trust, Series 2013-1A, Class A (b) 1.160% 10/16/17	174,346	174,278
CFC LLC, Series 2013-1A, Class A (b) 1.650% 7/17/17	129,357	129,276
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (b) 0.918% 11/07/23	298,492	299,394
CPS Auto Trust, Series 2013-D, Class A (b) 1.540% 7/16/18	335,000	334,973
CPS Auto Trust, Series 2013-B, Class A (b) 1.820% 9/15/20	643,758	642,165
CPS Auto Trust, Series 2010-PG5, Class A (b) 9.250% 1/15/18	458,637	462,286
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A (b) 2.200% 9/16/19	350,000	352,847

The accompanying notes are an integral part of the financial statements.

43

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DT Auto Owner Trust, Series 2013-1A, Class A (b) 0.750% 5/16/16	$182,167	$182,193
Enterprise Fleet Financing LLC, Series 2012-1, Class A2 (b) 1.140% 11/20/17	222,476	223,162
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (b) 1.430% 10/20/16	56,296	56,333
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (b) 1.620% 5/20/17	90,456	90,719
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (b) 1.290% 10/16/17	153,514	153,700
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (b) 1.960% 11/15/17	64,262	64,479
Flagship Credit Auto Trust, Series 2013-1, Class A (b) 1.320% 4/16/18	192,191	192,038
Flagship Credit Auto Trust, Series 2013-2, Class A (b) 1.940% 1/15/19	298,790	298,161
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2 (b) 3.740% 2/25/17	170,000	178,913
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (b) 5.290% 3/25/16	100,000	104,495
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (b) 1.230% 12/15/15	83,808	83,862
Rental Car Finance Corp., Series 2011-1A, Class A1 (b) 2.510% 2/25/16	130,000	131,803
Wheels SPV LLC, Series 2012-1, Class A2 (b) 1.190% 3/20/21	144,695	145,125

		6,050,645

Commercial MBS — 4.8%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.746% 2/10/51	325,000	360,276
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.207% 2/10/51	475,000	540,165
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4B 4.943% 9/11/42	335,000	353,764
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	295,000	305,503

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	$255,000	$278,923
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	245,486
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	273,753	275,721
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 VRN 5.471% 1/12/45	425,000	470,954
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class AAB VRN 5.579% 4/12/38	59,082	59,094
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	110,000	123,326
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.751% 9/11/38	400,000	433,096
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.777% 6/10/46	225,000	241,836
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.800% 12/10/49	390,000	440,571
DBRR Trust, Series 2013-EZ3, Class A VRN (b) 1.636% 12/18/49	337,365	337,892
DBUBS Mortgage Trust, Series 2011-LC3A, Class A1 2.238% 8/10/44	161,163	162,828
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	235,000	245,496
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (b) 3.742% 11/10/46	368,339	386,389
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 5.820% 7/10/38	108,007	118,052
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	485,000	526,795
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	255,000	278,210
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	480,000	535,704

The accompanying notes are an integral part of the financial statements.

44

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 5.886% 6/12/46	$245,000	$267,651
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	250,000	277,101
Morgan Stanley Capital I, Series 2005-T19, Class AAB 4.852% 6/12/47	46,113	46,221
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	217,231
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	400,000	440,734
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	83,233	84,250
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.281% 1/11/43	150,000	172,682
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	186,376	184,512
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.565% 8/15/39	287,812	296,737
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.565% 8/15/39	200,000	212,807
VFC LLC (Acquired 9/19/13, Cost $930,000), Series 2013-1, Class A (b) (c) 3.130% 3/20/26	584,419	587,877
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.339% 12/15/44	315,000	335,731
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	235,000	257,922
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	175,000	182,367
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	200,000	209,927

		10,493,831

Home Equity ABS — 2.4%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.435% 8/25/35	108,027	106,357
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.495% 11/25/35	165,554	160,571

	Principal Amount	Value
ACE Securities Corp., Series 2005-ASP1, Class A2D FRN 0.515% 9/25/35	$76,902	$76,516
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.525% 7/25/35	28,236	28,136
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.534% 11/25/34	88,174	87,480
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.825% 6/25/35	149,006	145,583
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.840% 2/25/35	102,978	100,461
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.752% 8/28/44	10,956	10,923
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.575% 12/25/33	40,546	40,136
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.595% 7/25/35	98,517	94,753
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.615% 8/25/35	151,338	143,087
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.625% 9/25/34	34,449	34,181
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.065% 2/25/35	102,644	88,434
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (b) 0.455% 7/25/36	162,229	160,377
Fieldstone Mortgage Investment Corp., Series 2004-4, Class M2 FRN 1.740% 10/25/35	172,786	170,984
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.585% 5/25/36	270,700	262,134
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.595% 5/25/35	243,341	238,982
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.405% 1/25/36	127,661	124,331
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.595% 4/25/35	119,670	112,183

The accompanying notes are an integral part of the financial statements.

45

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.335% 8/25/36	$101,102	$97,749
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.345% 7/25/36	14,336	14,307
HSBC Home Equity Loan Trust, Series 2005-1, Class M FRN 0.697% 1/20/34	179,062	150,615
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.945% 12/25/32	145,483	140,861
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.445% 8/25/45	1,051	1,045
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.915% 2/25/35	34,463	34,197
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.990% 6/25/35	326,351	310,030
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class A2C FRN 0.365% 8/25/36	182,997	177,507
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.902% 6/28/35	438,387	436,532
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.665% 7/25/35	241,298	231,465
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	60	63
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.635% 5/25/35	59,218	58,475
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.425% 9/25/35	166,947	162,572
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.545% 8/25/35	208,072	204,003
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.665% 3/25/35	162,234	158,510
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.355% 3/25/36	55,877	55,519
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.595% 11/25/35	285,000	279,297
Security National Mortgage Loan Trust, Series 2006-3A, Class A1 FRN (b) 0.445% 1/25/37	341,176	335,561

	Principal Amount	Value
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.505% 3/25/36	$44,195	$43,876
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.525% 8/25/35	101,869	100,149

		5,177,942

Other ABS — 4.4%
321 Henderson Receivables I LLC, Series 2010-3A, Class A (b) 3.820% 12/15/48	473,645	492,610
ARL First LLC, Series 2012-1A, Class A1 FRN (b) 1.917% 12/15/42	133,987	135,373
Cajun Global LLC, Series 2011-1A, Class A2 (b) 5.955% 2/20/41	211,767	222,424
CLI Funding LLC, Series 2006-1A, Class A FRN (b) 0.345% 8/18/21	494,943	485,820
Direct Capital Funding V LLC, Series 2013-2, Class A2 (b) 1.730% 8/20/18	385,000	384,559
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	243,438	259,792
Drug Royalty Corp., Inc., Series 2012-1, Class A1 FRN (b) 5.494% 7/15/24	175,000	182,639
Drug Royalty II LP 1, Series 2012-1, Class A1 FRN (b) 4.244% 1/15/25	196,768	195,090
FRS I LLC, Series 2013-1A, Class A1 (b) 1.800% 4/15/43	143,264	142,140
Global Container Assets, Series 2013-1A, Class A1 (b) 2.200% 11/05/28	235,129	233,636
Hercules Capital Funding Trust, Series 2012-1A, Class A (b) 3.320% 12/16/17	221,641	222,611
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.418% 6/02/17	250,000	253,795
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	426,335	426,188
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T2, Class A2 (b) 1.147% 5/16/44	235,000	234,150
Horizon Funding Trust, Series 2013-1A, Class A (b) 3.000% 5/15/18	238,029	238,029

The accompanying notes are an integral part of the financial statements.

46

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Icon Brands Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	$94,750	$94,210
Icon Brands Holdings LLC, Series 2013-1A, Class A (b) 4.352% 1/25/43	204,950	203,860
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (b) 4.809% 7/20/31	428,807	440,305
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.110% 4/25/35	667,476	647,256
MVW Owner Trust, Series 2013-1A, Class A (b) 2.150% 4/22/30	245,216	245,811
Nations Equipment Finance Funding I LLC, Series 2013-1A, Class A (b) 1.697% 11/20/16	361,912	361,912
New York City Tax Lien, Series 2012-AA, Class A (b) 1.230% 11/10/25	104,848	104,847
Newport Waves CDO (Acquired 5/4/10, Cost $129,353), Series 2007-1A, Class A3LS FRN (b) (c) 0.845% 6/20/14	225,000	224,550
Oxford Finance Funding Trust, Series 2012-1A, Class A (b) 3.900% 3/15/17	333,803	337,141
PFS Financing Corp., Series 2011-BA, Class A FRN (b) 1.667% 10/17/16	350,000	351,532
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	104,463	106,329
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class A (b) 3.370% 7/20/28	88,188	90,517
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A (b) 2.280% 11/20/25	206,929	206,506
SVO VOI Mortgage LLC, Series 2010-AA, Class A (b) 3.650% 7/20/27	99,199	101,941
TAL Advantage LLC, Series 2006-1A FRN (b) 0.357% 4/20/21	326,667	322,454
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (b) 0.420% 5/15/20	295,375	293,428
Textainer Marine Containers Ltd., Series 2012-1A, Class A (b) 4.210% 4/15/27	250,000	252,030

	Principal Amount	Value
Trade MAPS 1 Ltd., Series 2013-1A, Class A FRN (b) 0.870% 12/10/18	$355,000	$355,653
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (b) 2.567% 10/15/15	124,000	125,508
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (b) 2.667% 7/15/41	373,495	382,603
Triton Container Finance LLC, Series 2012-1A, Class A (b) 4.210% 5/14/27	269,333	271,611

		9,628,860

Student Loans ABS — 3.0%
Access Group, Inc., Series 2002-1, Class A4 VRN 0.030% 9/01/37	155,000	143,803
Access Group, Inc., Series 2007-A, Class A2 FRN 0.368% 8/25/26	70,707	70,058
Access Group, Inc., Series 2004-A, Class A2 FRN 0.498% 4/25/29	281,857	277,717
Access Group, Inc., Series 2003-1, Class A2 FRN 0.506% 12/27/16	8,741	8,741
Brazos Student Finance Corp., Series 2003-A, Class A3 FRN 1.664% 7/01/38	200,000	183,124
College Loan Corp. Trust, Series 2007-2, Class A1 FRN 0.488% 1/25/24	550,000	506,526
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.664% 1/25/47	450,000	384,750
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.347% 12/28/21	5,913	5,909
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.403% 12/15/22	129,526	128,821
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.667% 6/15/43	250,000	247,188
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.667% 6/15/43	200,000	195,660
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.910% 6/15/43	100,000	84,887
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (b) 0.308% 5/25/23	168,248	165,958

The accompanying notes are an integral part of the financial statements.

47

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (b) 0.338% 8/25/25	$484,444	$482,820
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.358% 11/25/26	206,111	204,168
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.538% 10/28/41	180,284	177,632
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.556% 9/27/35	260,000	227,495
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1 FRN 0.767% 9/20/22	57,084	57,114
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.355% 2/25/28	100,333	99,327
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 0.965% 4/25/46	119,082	120,026
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.338% 10/28/26	144,727	144,100
Northstar Education Finance, Inc., Series 2004-2 FRN 0.358% 4/28/16	61,233	61,215
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.448% 5/28/26	111,889	111,494
Pennsylvania Higher Education Assistance Agency, Series 2005-1, Class A2 FRN 0.318% 1/25/18	116,533	116,405
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.364% 1/15/19	110,653	110,581
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.414% 7/15/36	670,000	657,059
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (b) 1.267% 12/15/21	140,079	140,473
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (b) 1.267% 8/15/23	171,134	171,769
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (b) 1.567% 8/15/25	218,237	220,053
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (b) 1.650% 12/15/16	200,000	200,000
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (b) 1.650% 12/15/16	125,000	125,000

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.657% 12/15/16	$100,000	$100,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.658% 12/15/16	145,000	145,000
SLM Student Loan Trust, Series 2013-4, Class B FRN 1.665% 12/28/43	120,000	111,189
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (b) 1.817% 12/15/17	22,552	22,559
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.671% 6/17/30	50,000	48,532
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 3.390% 12/17/46	150,000	133,875
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.428% 10/28/28	48,564	48,429
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.688% 1/25/21	54,944	54,950

		6,494,407

WL Collateral CMO — 0.2%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.768% 8/25/34	25,029	24,193
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.909% 2/25/34	5,527	5,398
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.010% 9/25/33	1,448	1,302
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.563% 8/25/34	4,324	4,066
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.356% 1/19/38	115,139	92,567
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.275% 5/25/37	115,170	75,472
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.371% 8/25/34	16,463	13,854
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.415% 8/25/36	29,765	27,183
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.274% 2/25/34	2,021	1,875

The accompanying notes are an integral part of the financial statements.

48

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.494% 7/25/33	$1,026	$1,030
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	52	52
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (b) 2.500% 3/23/51	93,515	94,712
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.425% 7/25/35	15,952	15,776
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.575% 3/25/34	10,922	10,909
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.543% 4/25/44	25,272	24,827

		393,216

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.415% 11/25/37	169,093	166,178
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.744% 6/25/32	6,646	6,141

		172,319

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $37,885,595)		38,411,220

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 3.0%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	24,478	27,760
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	24,763	27,934

		55,694

Pass-Through Securities — 3.0%
Federal Home Loan Mortgage Corp. Pool #E85389 6.000% 9/01/16	2,996	3,146
Pool #G11431 6.000% 2/01/18	2,668	2,819
Pool #E85301 6.500% 9/01/16	11,051	11,656
Pool #E85032 6.500% 9/01/16	1,060	1,113

	Principal Amount	Value
Pool #E85409 6.500% 9/01/16	$9,093	$9,577
Pool #C01079 7.500% 10/01/30	777	914
Pool #C01135 7.500% 2/01/31	2,041	2,397
Pool #554904 9.000% 3/01/17	13	14
Federal National Mortgage Association Pool #725692 2.267% 10/01/33 FRN	66,049	69,558
Pool #888586 2.342% 10/01/34 FRN	66,059	69,039
Pool #775539 2.357% 5/01/34 FRN	29,417	30,750
Pool #587994 6.000% 6/01/16	1,385	1,446
Pool #253880 6.500% 7/01/16	4,486	4,702
Pool #575667 7.000% 3/01/31	2,788	3,215
Pool #497120 7.500% 8/01/29	66	78
Pool #529453 7.500% 1/01/30	614	719
Pool #531196 7.500% 2/01/30	83	98
Pool #532418 7.500% 2/01/30	942	1,104
Pool #530299 7.500% 3/01/30	101	118
Pool #536386 7.500% 4/01/30	103	121
Pool #535996 7.500% 6/01/31	3,052	3,562
Pool #523499 8.000% 11/01/29	123	143
Pool #252926 8.000% 12/01/29	78	93
Pool #532819 8.000% 3/01/30	53	64
Pool #537033 8.000% 4/01/30	923	1,110
Pool #534703 8.000% 5/01/30	633	760
Pool #253437 8.000% 9/01/30	75	90
Pool #253481 8.000% 10/01/30	31	37
Pool #596656 8.000% 8/01/31	723	832
Pool #602008 8.000% 8/01/31	2,111	2,538

The accompanying notes are an integral part of the financial statements.

49

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #190317 8.000% 8/01/31	$1,434	$1,721
Pool #597220 8.000% 9/01/31	1,470	1,771
Federal National Mortgage Association TBA Pool #3348 2.500% 9/01/27 (d)	4,175,000	4,131,945
Pool #1312 3.000% 4/01/27 (d)	525,000	535,582
Pool #45659 5.500% 12/01/34 (d)	944,000	1,038,621
Government National Mortgage Association Pool #226163 7.500% 7/15/17	1,711	1,858
Pool #371146 7.000% 9/15/23	670	766
Pool #352022 7.000% 11/15/23	3,246	3,716
Pool #491089 7.000% 12/15/28	6,791	7,925
Pool #483598 7.000% 1/15/29	938	1,092
Pool #478658 7.000% 5/15/29	519	608
Pool #500928 7.000% 5/15/29	1,242	1,449
Pool #498541 7.000% 6/15/29	144	145
Pool #499410 7.000% 7/15/29	299	351
Pool #510083 7.000% 7/15/29	550	642
Pool #493723 7.000% 8/15/29	2,578	3,020
Pool #581417 7.000% 7/15/32	5,985	7,031
Pool #591581 7.000% 8/15/32	3,068	3,608
Pool #210946 7.500% 3/15/17	879	950
Pool #203940 7.500% 4/15/17	1,171	1,260
Pool #181168 7.500% 5/15/17	241	261
Pool #193870 7.500% 5/15/17	1,020	1,104
Government National Mortgage Association II Pool #008746 1.625% 11/20/25 FRN	1,769	1,814
Pool #080136 1.625% 11/20/27 FRN	305	314

	Principal Amount	Value
Pool #82488 2.000% 3/20/40 FRN	$199,432	$206,467
Pool #82462 3.500% 1/20/40 FRN	182,294	191,459

		6,367,293

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $6,442,564)		6,422,987

U.S. TREASURY OBLIGATIONS — 6.0%
U.S. Treasury Bonds & Notes — 6.0%
U.S. Treasury Note 0.250% 5/31/14	2,255,000	2,256,306
U.S. Treasury Note 0.625% 9/30/17	875,000	856,782
U.S. Treasury Note 1.000% 5/31/18	1,570,000	1,535,738
U.S. Treasury Note 1.500% 8/31/18	3,965,000	3,944,659
U.S. Treasury Note (e) 1.625% 8/15/22	2,105,000	1,912,398
U.S. Treasury Note (f) 2.125% 8/15/21	2,660,000	2,576,806

		13,082,689

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,344,195)		13,082,689

TOTAL BONDS & NOTES (Cost $139,761,340)		141,108,686

TOTAL LONG-TERM INVESTMENTS (Cost $139,761,340)		141,108,686

SHORT-TERM INVESTMENTS — 37.1%
Commercial Paper — 36.9%
AGL Capital Corp. (b) 0.355% 1/07/14	4,500,000	4,499,738
Bacardi USA, Inc. (b) 0.243% 1/08/14	5,000,000	4,999,767
BAT International Finance (b) 0.254% 1/09/14	7,000,000	6,999,611
Canadian Natural Resources Ltd. (b) 0.300% 1/22/14	4,000,000	3,999,300
Centrica PLC (b) 0.530% 1/07/14	1,500,000	1,499,868
DENTSPLY International, Inc. (b) 0.260% 1/23/14	4,795,000	4,794,238
Diageo Capital PLC (b) 0.280% 2/18/14	3,000,000	2,998,880

The accompanying notes are an integral part of the financial statements.

50

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Enbridge (US), Inc. (b) 0.330% 1/27/14	$5,000,000	$4,998,808
FMC Technologies, Inc. (b) 0.300% 1/06/14	4,000,000	3,999,833
Glencore Funding LLC (b) 0.609% 2/18/14	2,750,000	2,747,800
IntercontinentalExchange, Inc. (b) 0.300% 2/28/14	2,000,000	1,999,033
Marriott International, Inc. (b) 0.284% 2/13/14	2,000,000	1,999,331
Marriott International, Inc. (b) 0.294% 2/27/14	1,471,000	1,470,325
National Grid USA (b) 0.360% 1/16/14	1,500,000	1,499,775
NextEra Energy Capital Holdings, Inc. (b) 0.200% 1/03/14	2,250,000	2,249,975
Pall Corp. (b) 0.284% 2/14/14	4,000,000	3,998,631
Pentair Finance (b) 0.304% 1/14/14	1,604,000	1,603,826
Plains All American Pipeline LP (b) 0.310% 1/15/14	2,800,000	2,799,662
Spectra Energy Capital LLC (b) 0.304% 1/10/14	1,500,000	1,499,888
Tesco Treasury Services PLC (b) 0.170% 1/06/14	3,000,000	2,999,929
Tesco Treasury Services PLC (b) 0.580% 2/21/14	1,000,000	999,178
Tyco International Group SA (b) 0.304% 1/24/14	5,000,000	4,999,042
Vodafone Group PLC (b) 0.400% 3/10/14	2,500,000	2,498,111
Volvo Group Treasury NA (b) 0.360% 3/04/14	3,000,000	2,998,140
WellPoint, Inc. (b) 0.330% 1/08/14	2,000,000	1,999,872
Westar Energy, Inc. (b) 0.230% 1/17/14	2,950,000	2,949,698

		80,102,259

Time Deposits — 0.2%
Euro Time Deposit 0.010% 1/02/14	513,568	513,568

TOTAL SHORT-TERM INVESTMENTS (Cost $80,615,827)		80,615,827

TOTAL INVESTMENTS — 102.2% (Cost $220,377,167) (g)		221,724,513

Other Assets/(Liabilities) — (2.2)%		(4,748,082)

NET ASSETS — 100.0%		$216,976,431

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2013, these securities amounted to a value of $3,795 or 0.00% of net assets.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $119,403,678 or 55.03% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2013, these securities amounted to a value of $812,427 or 0.37% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is held as collateral for open swap agreements (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

51

MML Small Cap Equity Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Basic Materials — 7.7%
Chemicals — 4.2%
A. Schulman, Inc.	35,132	$1,238,753
Cytec Industries, Inc.	13,891	1,294,086
Intrepid Potash, Inc. (a) (b)	35,330	559,627
Tronox Ltd. Class A	26,140	603,050
W.R. Grace & Co. (a)	10,120	1,000,565

		4,696,081

Forest Products & Paper — 1.7%
P.H. Glatfelter Co.	67,480	1,865,147

Mining — 1.8%
Century Aluminum Co. (a)	77,170	807,198
Kaiser Aluminum Corp.	18,150	1,274,856

		2,082,054

		8,643,282

Communications — 4.0%
Internet — 2.0%
Responsys, Inc. (a)	16,900	463,229
TIBCO Software, Inc. (a)	25,226	567,080
Web.com Group, Inc. (a)	38,150	1,212,789

		2,243,098

Telecommunications — 2.0%
Finisar Corp. (a)	92,044	2,201,693

		4,444,791

Consumer, Cyclical — 13.1%
Airlines — 0.8%
Spirit Airlines, Inc. (a)	19,500	885,495

Automotive & Parts — 2.2%
Dana Holding Corp.	128,462	2,520,424

Distribution & Wholesale — 0.5%
Pool Corp.	10,328	600,470

Home Builders — 0.6%
Toll Brothers, Inc. (a)	16,938	626,706

Retail — 7.4%
Brinker International, Inc.	25,510	1,182,133
Dunkin’ Brands Group, Inc.	19,638	946,552
Mattress Firm Holding Corp. (a) (b)	31,560	1,358,342
Nu Skin Enterprises, Inc. Class A	6,100	843,142
Pier 1 Imports, Inc.	63,360	1,462,349
Signet Jewelers Ltd.	14,510	1,141,937
Texas Roadhouse, Inc.	47,240	1,313,272

		8,247,727

Storage & Warehousing — 1.6%
Mobile Mini, Inc. (a)	21,030	866,016
Wesco Aircraft Holdings, Inc. (a)	41,260	904,419

		1,770,435

		14,651,257

	Number of Shares	Value
Consumer, Non-cyclical — 21.7%
Biotechnology — 0.5%
Celldex Therapeutics, Inc. (a)	21,320	$516,157

Commercial Services — 10.4%
KAR Auction Services, Inc.	79,650	2,353,657
Korn/Ferry International (a)	82,421	2,152,837
LifeLock, Inc. (a)	80,890	1,327,405
MAXIMUS, Inc.	25,970	1,142,420
Monro Muffler Brake, Inc. (b)	11,744	661,892
Robert Half International, Inc.	60,113	2,524,145
Team Health Holdings, Inc. (a)	31,300	1,425,715

		11,588,071

Foods — 1.3%
Flowers Foods, Inc.	69,935	1,501,504

Health Care – Products — 1.9%
Dexcom, Inc. (a)	30,389	1,076,075
Spectranetics Corp. (a)	41,930	1,048,250

		2,124,325

Health Care – Services — 3.1%
HealthSouth Corp.	29,741	990,970
WellCare Health Plans, Inc. (a)	35,883	2,526,881

		3,517,851

Household Products — 1.0%
Acco Brands Corp. (a)	160,640	1,079,501

Pharmaceuticals — 3.5%
AcelRx Pharmaceuticals, Inc. (a) (b)	23,570	266,576
Aratana Therapeutics, Inc. (a) (b)	5,910	112,881
Keryx Biopharmaceuticals, Inc. (a) (b)	52,260	676,767
Medivation, Inc. (a)	6,278	400,662
Questcor Pharmaceuticals, Inc. (b)	11,602	631,729
Santarus, Inc. (a)	58,878	1,881,741

		3,970,356

		24,297,765

Energy — 6.7%
Energy – Alternate Sources — 0.9%
Renewable Energy Group, Inc. (a)	89,149	1,021,647

Oil & Gas — 4.5%
EPL Oil & Gas, Inc. (a)	70,668	2,014,038
Valero Energy Partners LP (a)	39,700	1,367,665
Western Refining, Inc. (b)	39,960	1,694,704

		5,076,407

Pipelines — 1.3%
Phillips 66 Partners LP (a)	37,600	1,426,168

		7,524,222

Financial — 22.2%
Banks — 3.4%
CapitalSource, Inc.	105,166	1,511,236
FirstMerit Corp.	50,375	1,119,836

The accompanying notes are an integral part of the financial statements.

52

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Webster Financial Corp.	39,380	$1,227,868

		3,858,940

Diversified Financial — 1.9%
Financial Engines, Inc.	15,865	1,102,300
WisdomTree Investments, Inc. (a)	54,760	969,800

		2,072,100

Insurance — 0.9%
AmTrust Financial Services, Inc. (b)	30,993	1,013,161

Investment Companies — 1.9%
Home Loan Servicing Solutions Ltd.	92,470	2,124,036

Real Estate Investment Trusts (REITS) — 9.7%
Apollo Commercial Real Estate Finance, Inc.	76,967	1,250,714
Ares Commercial Real Estate Corp.	31,537	413,135
Chatham Lodging Trust	60,960	1,246,632
LaSalle Hotel Properties	88,045	2,717,068
Mid-America Apartment Communities, Inc.	25,478	1,547,534
Redwood Trust, Inc.	86,980	1,684,802
STAG Industrial, Inc.	24,390	497,312
Starwood Property Trust, Inc.	54,263	1,503,085

		10,860,282

Savings & Loans — 4.4%
BankUnited, Inc.	41,829	1,377,011
First Niagara Financial Group, Inc.	162,200	1,722,564
Flagstar Bancorp, Inc. (a)	48,350	948,627
Oritani Financial Corp.	52,880	848,724

		4,896,926

		24,825,445

Industrial — 12.4%
Aerospace & Defense — 0.5%
Orbital Sciences Corp. (a)	23,960	558,268

Building Materials — 1.2%
Boise Cascade Co. (a)	44,430	1,309,796

Electrical Components & Equipment — 1.5%
General Cable Corp.	25,980	764,072
Greatbatch, Inc. (a)	20,325	899,178

		1,663,250

Engineering & Construction — 1.7%
AECOM Technology Corp. (a)	27,477	808,648
KBR, Inc.	33,295	1,061,778

		1,870,426

Environmental Controls — 1.7%
Waste Connections, Inc.	42,211	1,841,666

Machinery – Diversified — 1.0%
Wabtec Corp.	15,040	1,117,021

Packaging & Containers — 1.1%
Packaging Corporation of America	19,219	1,216,178

	Number of Shares	Value
Transportation — 2.6%
Hub Group, Inc. Class A (a)	22,982	$916,522
Old Dominion Freight Line, Inc. (a)	21,491	1,139,453
Swift Transportation Co. (a) (b)	40,425	897,839

		2,953,814

Trucking & Leasing — 1.1%
The Greenbrier Cos., Inc. The (United States) (a)	38,270	1,256,787

		13,787,206

Technology — 9.5%
Computers — 2.3%
FleetMatics Group PLC (a)	7,340	317,455
Fortinet, Inc. (a)	70,345	1,345,700
j2 Global, Inc.	18,671	933,737

		2,596,892

Semiconductors — 3.3%
Cavium, Inc. (a)	36,030	1,243,395
Semtech Corp. (a)	42,446	1,073,035
Skyworks Solutions, Inc. (a)	46,120	1,317,187

		3,633,617

Software — 3.9%
Guidewire Software, Inc. (a)	36,440	1,788,111
Imperva, Inc. (a)	6,770	325,840
Infoblox, Inc. (a)	42,660	1,408,633
Proofpoint, Inc. (a)	9,350	310,139
Splunk, Inc. (a)	7,956	546,339

		4,379,062

		10,609,571

Utilities — 0.5%
Water — 0.5%
Aqua America, Inc.	24,555	579,253

TOTAL COMMON STOCK (Cost $77,742,882)		109,362,792

TOTAL EQUITIES (Cost $77,742,882)		109,362,792

MUTUAL FUNDS — 5.8%
Diversified Financial — 5.8%
State Street Navigator Securities Lending Prime Portfolio (c)	6,463,243	6,463,243

TOTAL MUTUAL FUNDS (Cost $6,463,243)		6,463,243

TOTAL LONG-TERM INVESTMENTS (Cost $84,206,125)		115,826,035

The accompanying notes are an integral part of the financial statements.

53

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (d)	$3,670,584	$3,670,584

TOTAL SHORT-TERM INVESTMENTS (Cost $3,670,584)		3,670,584

TOTAL INVESTMENTS — 106.9% (Cost $87,876,709) (e)		119,496,619

Other Assets/(Liabilities) — (6.9)%		(7,675,814)

NET ASSETS — 100.0%		$111,820,805

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $6,306,256. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,670,586. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/15/40, and an aggregate market value, including accrued interest, of $3,747,455.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

54

MML Strategic Emerging Markets Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 92.9%

COMMON STOCK — 91.1%
Basic Materials — 3.0%
Chemicals — 0.4%
Asian Paints Ltd.	56,840	$452,213

Mining — 2.6%
Alrosa AO	453,830	469,659
Anglo American PLC	17,130	376,455
Glencore International PLC	340,251	1,768,803

		2,614,917

		3,067,130

Communications — 19.0%
Internet — 13.8%
B2W Cia Digital (a)	29,300	189,946
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	29,560	5,258,133
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	19,080	946,749
MercadoLibre, Inc. (b)	4,920	530,327
NAVER Corp.	1,619	1,115,747
Tencent Holdings Ltd.	48,700	3,125,165
Yandex NV (a)	51,300	2,213,595
Youku Tudou, Inc. (a)	16,230	491,769

		13,871,431

Media — 2.3%
Grupo Televisa SAB Sponsored ADR (Mexico)	40,670	1,230,674
Zee Entertainment Enterprises Ltd.	242,123	1,086,662

		2,317,336

Telecommunications — 2.9%
America Movil SAB de CV Sponsored ADR (Mexico)	80,530	1,881,986
MTN Group Ltd.	51,281	1,063,992

		2,945,978

		19,134,745

Consumer, Cyclical — 9.5%
Apparel — 1.5%
Prada SpA	166,100	1,475,680

Home Builders — 0.1%
MRV Engenharia e Participacoes SA	43,500	155,534

Lodging — 1.7%
Genting Bhd	383,300	1,202,792
Home Inns & Hotels Management, Inc. ADR (China) (a)	10,760	469,566

		1,672,358

Retail — 6.2%
Almacenes Exito SA	28,800	447,206

	Number of Shares	Value
Almacenes Exito SA	27,874	$433,175
Astra International Tbk PT	2,169,000	1,217,864
Cie Financiere Richemont SA	10,901	1,090,851
CP ALL PCL	693,000	885,758
InRetail Peru Corp. (a) (c) (d)	10,700	161,624
Jollibee Foods Corp.	131,580	513,522
Salvatore Ferragamo SpA	10,080	384,691
Shinsegae Co. Ltd.	1,803	432,276
SM Investments Corp.	42,450	682,038

		6,249,005

		9,552,577

Consumer, Non-cyclical — 24.5%
Beverages — 8.6%
AMBEV SA	42,720	313,992
Anadolu Efes Biracilik Ve Malt Sanayii AS	43,323	469,240
Carlsberg A/S Class B	16,963	1,884,449
Diageo PLC	22,428	740,825
Fomento Economico Mexicano SAB de CV	134,943	1,306,487
Heineken NV	9,283	628,576
Nigerian Breweries PLC	408,153	428,439
Pernod-Ricard SA	11,051	1,261,792
SABMiller PLC	17,524	902,456
Tsingtao Brewery Co. Ltd.	38,000	323,721
United Spirits Ltd.	10,145	427,899

		8,687,876

Commercial Services — 4.1%
DP World Ltd.	8,225	145,665
DP World Ltd.	44,446	781,798
Estacio Participacoes SA	101,700	881,536
Kroton Educacional SA	50,739	844,396
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands)	49,120	1,547,280

		4,200,675

Cosmetics & Personal Care — 1.3%
Colgate-Palmolive India Ltd.	18,790	409,675
Natura Cosmeticos SA	53,900	947,709

		1,357,384

Foods — 7.2%
BIM Birlesik Magazalar AS	22,138	447,794
Cencosud SA	235,913	855,603
Magnit OJSC (d)	7,729	2,171,292
Shoprite Holdings Ltd.	696	10,954
Tingyi Cayman Islands Holding Corp.	556,000	1,610,075
Ulker Biskuvi Sanayi AS	35,938	254,910
Unilever PLC	24,708	1,013,479

The accompanying notes are an integral part of the financial statements.

55

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Want Want China Holdings Ltd.	609,000	$882,429

		7,246,536

Health Care – Products — 0.6%
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	448,000	607,612

Health Care – Services — 0.9%
Apollo Hospitals Enterprise Ltd.	29,878	457,814
Diagnosticos da America SA	69,100	426,577

		884,391

Household Products — 0.6%
Hindustan Unilever Ltd.	16,746	155,610
Marico Kaya Enterprises Ltd. (a) (d)	794	1,877
Marico Ltd.	68,228	239,400
Unilever Indonesia Tbk PT	82,500	176,936

		573,823

Pharmaceuticals — 1.2%
Cipla Ltd/India	78,705	512,401
Sinopharm Group Co.	238,800	688,787

		1,201,188

		24,759,485

Diversified — 2.8%
Holding Company – Diversified — 2.8%
Haci Omer Sabanci Holding AS	260,571	1,047,964
Jardine Strategic Holdings Ltd. (b)	23,000	737,406
LVMH Moet Hennessy Louis Vuitton SA	5,636	1,031,731

		2,817,101

Energy — 8.4%
Oil & Gas — 7.6%
BG Group PLC	46,851	1,009,651
CNOOC Ltd.	632,000	1,182,205
NovaTek OAO (e)	17,884	2,449,316
Petroleo Brasileiro SA Sponsored ADR (Brazil)	87,300	1,282,437
Tullow Oil PLC	88,311	1,254,029
Vallares PLC (a)	26,827	478,676

		7,656,314

Oil & Gas Services — 0.8%
China Oilfield Services Ltd.	104,000	325,109
Eurasia Drilling Co. Ltd. (e)	5,400	243,011
Eurasia Drilling Co. Ltd. (e)	5,117	230,265

		798,385

		8,454,699

Financial — 15.0%
Banks — 5.1%
Banco Bradesco SA Sponsored ADR (Brazil)	57,200	716,716
Bancolombia SA Sponsored ADR (Colombia) (b)	7,320	358,826

	Number of Shares	Value
Commercial International Bank	114,253	$534,388
Grupo Financiero Inbursa SAB de CV	212,730	601,865
Guaranty Trust Bank PLC	1,262,170	214,873
HDFC Bank Ltd. ADR (India)	21,230	731,161
ICICI Bank Ltd. Sponsored ADR (India)	33,300	1,237,761
Turkiye Garanti Bankasi AS	152,163	494,517
Zenith Bank PLC	1,698,956	289,656

		5,179,763

Diversified Financial — 4.5%
BM&F BOVESPA SA	314,600	1,476,597
Grupo Financiero Banorte SAB de CV Class O	43,471	304,112
Hong Kong Exchanges and Clearing Ltd.	42,100	704,910
Housing Development Finance Corp.	160,364	2,083,220

		4,568,839

Insurance — 1.5%
AIA Group Ltd.	199,200	1,004,234
China Life Insurance Co. Ltd.	2,000	6,307
Sul America SA	70,700	443,328

		1,453,869

Real Estate — 3.9%
CapitaMalls Asia Ltd. (b)	261,000	406,668
DLF Ltd.	187,171	508,551
Hang Lung Group Ltd.	73,000	370,519
Hang Lung Properties Ltd.	484,000	1,543,894
SM Prime Holdings, Inc.	1,871,500	619,987
SOHO China Ltd.	532,000	456,043

		3,905,662

		15,108,133

Industrial — 4.0%
Aerospace & Defense — 0.7%
Embraer SA Sponsored ADR (Brazil)	22,970	739,174

Building Materials — 1.8%
Ambuja Cements Ltd.	154,575	456,548
Indocement Tunggal Prakarsa Tbk PT	215,000	354,469
Semen Indonesia Persero Tbk PT	244,000	285,605
Ultratech Cement Ltd.	24,806	711,786

		1,808,408

Metal Fabricate & Hardware — 1.5%
Tenaris SA Sponsored ADR (Luxembourg)	33,730	1,473,664

		4,021,246

Technology — 4.9%
Computers — 0.9%
Tata Consultancy Services Ltd.	25,351	892,775

The accompanying notes are an integral part of the financial statements.

56

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	555,000	$1,955,563

Software — 2.1%
Infosys Technologies Ltd.	36,940	2,082,081

		4,930,419

TOTAL COMMON STOCK (Cost $89,872,478)		91,845,535

PREFERRED STOCK — 1.8%
Consumer, Cyclical — 1.2%
Retail — 1.2%
Lojas Americanas SA 0.710%	176,200	1,180,691

Financial — 0.4%
Banks — 0.4%
Banco Davivienda SA 2.470%	33,016	404,766

Industrial — 0.2%
Building Materials — 0.2%
Cementos Argos SA 2.510%	46,159	233,253

TOTAL PREFERRED STOCK (Cost $1,959,888)		1,818,710

TOTAL EQUITIES (Cost $91,832,366)		93,664,245

MUTUAL FUNDS — 1.2%
Diversified Financial — 1.2%
State Street Navigator Securities Lending Prime Portfolio (f)	1,242,848	1,242,848

TOTAL MUTUAL FUNDS (Cost $1,242,848)		1,242,848

WARRANTS — 0.1%
Consumer, Cyclical — 0.1%
Lodging — 0.1%
Genting Bhd, Expires 12/18/18, Strike 7.96 (a)	81,500	77,880

TOTAL WARRANTS (Cost $38,401)		77,880

TOTAL LONG-TERM INVESTMENTS (Cost $93,113,615)		94,984,973

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 7.1%
Repurchase Agreement — 7.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (g)	$7,020,778	$7,020,778

Time Deposits — 0.1%
Euro Time Deposit 0.010% 1/02/14	96,471	96,471

TOTAL SHORT-TERM INVESTMENTS (Cost $7,117,249)		7,117,249

TOTAL INVESTMENTS — 101.3% (Cost $100,230,864) (h)		102,102,222

Other Assets/(Liabilities) — (1.3)%		(1,328,964)

NET ASSETS — 100.0%		$100,773,258

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $1,203,344. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $161,624 or 0.16% of net assets.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2013, these securities amounted to a value of $2,334,793 or 2.32% of net assets.
(e)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2013, these securities amounted to a value of $2,922,592 or 2.90% of net assets.
(f)	Represents investment of security lending collateral. (Note 2).
(g)	Maturity value of $7,020,782. Collateralized by U.S. Government Agency obligations with rates ranging from 3.000% – 4.000%, maturity dates ranging from 9/25/39 – 5/15/40, and an aggregate market value, including accrued interest, of $7,161,444.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

57

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2013

	MML China Fund	MML High Yield Fund
Assets:
Investments, at value (Note 2) (a)	$24,083,124	$142,317,452
Short-term investments, at value (Note 2) (b)	221,308	7,240,298

Total investments (c)	24,304,432	149,557,750

Cash	-	751,381
Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	16,086	-
Collateral held for reverse repurchase agreements (Note 2)	-	-
Investment adviser	29,347	18,594
Fund shares sold	10,414	97,147
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	4,324	2,620,266
Foreign taxes withheld	-	-

Total assets	24,364,603	153,045,138

Liabilities:
Payables for:
Investments purchased	53,957	1,430,248
Investments purchased on a when-issued basis (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Reverse repurchase agreements (Note 2)	-	-
Fund shares repurchased	1,057	55,465
Securities on loan (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	2,317	8,815
Variation margin on open derivative instruments (Note 2)	-	-
Affiliates (Note 3):
Investment management fees	22,145	78,944
Administration fees	5,273	19,735
Service fees	2,232	13,624
Due to custodian	-	-
Accrued expense and other liabilities	38,396	46,320

Total liabilities	125,377	1,653,151

Net assets	$24,239,226	$151,391,987

Net assets consist of:
Paid-in capital	$20,770,502	$140,566,123
Undistributed (accumulated) net investment income (loss)	-	74,396
Distributions in excess of net investment income	(504)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	41,780	6,366,234
Net unrealized appreciation (depreciation) on investments and foreign currency translations	3,427,448	4,385,234

Net assets	$24,239,226	$151,391,987

(a) Cost of investments:	$20,655,670	$137,932,218
(b) Cost of short-term investments:	$221,308	$7,240,298
(c) Securities on loan with market value of:	$-	$-
(d) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

58

MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$502,190,482	$141,108,686	$115,826,035	$94,984,973
185,763,566	80,615,827	3,670,584	7,117,249

687,954,048	221,724,513	119,496,619	102,102,222

50	-	-	27,925
-	-	-	141,281

-	-	119,489	312,244
4,585,893	-	-	-
-	473	-	24,554
16,616,975	147,852	205	281,533
16,924	13,911	-	-
1,843,345	1,077,868	164,111	38,674
-	-	-	578

711,017,235	222,964,617	119,780,424	102,929,011

-	-	1,022,146	702,775
-	5,726,010	-	-
108,322	-	-	-
330,191,548	-	-	-
64,950	46,442	329,749	23
-	-	6,463,243	1,242,848
54,811	17,665	24,510	3,905
35,585	42,273	-	-

178,543	75,833	61,859	90,360
-	18,958	-	21,514
33,446	13,652	4,654	5,522
-	47	-	-
68,034	47,306	53,458	88,806

330,735,239	5,988,186	7,959,619	2,155,753

$380,281,996	$216,976,431	$111,820,805	$100,773,258

$377,611,461	$217,436,305	$70,959,823	$101,026,610
723,907	460,931	842,197	274,367
-	-	-	-
1,390,727	(2,214,781)	8,398,875	(2,353,072)
555,901	1,293,976	31,619,910	1,825,353

$380,281,996	$216,976,431	$111,820,805	$100,773,258

$501,531,821	$139,761,340	$84,206,125	$93,113,615
$185,763,566	$80,615,827	$3,670,584	$7,117,249
$-	$-	$6,306,256	$1,203,344
$-	$-	$-	$141,601

59

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MML China Fund	MML High Yield Fund
Initial Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$20,528,898	$129,251,191

Shares outstanding (a)	1,733,693	11,716,171

Net asset value, offering price and redemption price per share	$11.84	$11.03

Service Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class I shares:
Net assets	$3,710,328	$22,140,796

Shares outstanding (a)	313,464	2,011,305

Net asset value, offering price and redemption price per share	$11.84	$11.01

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

60

MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$326,379,840	$-	$104,147,156	$-

31,542,484	-	9,494,605	-

$10.35	$-	$10.97	$-

$-	$195,279,003	$-	$91,650,958

-	19,639,063	-	8,978,772

$-	$9.94	$-	$10.21

$53,902,156	$-	$7,673,649	$-

5,223,011	-	706,145	-

$10.32	$-	$10.87	$-

$-	$21,697,428	$-	$9,122,300

-	2,183,907	-	891,357

$-	$9.94	$-	$10.23

61

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2013

	MML China Fund	MML High Yield Fund
Investment income (Note 2):
Dividends (a)	$514,476	$-
Interest	17	9,910,942
Securities lending net income	817	-

Total investment income	515,310	9,910,942

Expenses (Note 3):
Investment management fees	231,253	785,681
Custody fees	30,634	58,061
Interest expense	-	-
Audit fees	36,362	34,422
Legal fees	26,073	880
Proxy fees	1,028	1,028
Shareholder reporting fees	5,290	16,866
Trustees’ fees	1,490	9,110

	332,130	906,048
Administration fees:
Class II	46,349	166,671
Service Class I	8,711	29,749
Distribution and Service fees:
Service Class	-	-
Service Class I	8,711	49,582

Total expenses	395,901	1,152,050
Expenses waived (Note 3):
Class II fees reimbursed adviser	(66,377)	(57,698)
Service Class I fees reimbursed adviser	(12,475)	(10,290)
Class II management fees waived	-	(111,092)
Service Class I management fees waived	-	(19,855)

Net expenses	317,049	953,115

Net investment income (loss)	198,261	8,957,827

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	2,205,470	6,013,649
Futures contracts	-	-
Swap agreements	-	-
Foreign currency transactions	(1,883)	-

Net realized gain (loss)	2,203,587	6,013,649

Net change in unrealized appreciation (depreciation) on:
Investment transactions	46,307	(848,013)
Futures contracts	-	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	(7)	-

Net change in unrealized appreciation (depreciation)	46,300	(848,013)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	2,249,887	5,165,636

Net increase (decrease) in net assets resulting from operations	$2,448,148	$14,123,463

(a) Net of withholding tax of:	$38,983	$-

The accompanying notes are an integral part of the financial statements.

62

MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$-	$-	$1,505,994	$1,264,598
8,586,326	3,903,245	17,850	1,240
-	-	73,220	4,249

8,586,326	3,903,245	1,597,064	1,270,087

2,131,191	810,076	655,883	592,864
77,592	37,263	12,496	89,256
667,395	-	-	-
34,972	34,997	33,700	44,565
945	1,195	1,751	2,421
1,028	1,028	1,028	1,028
42,671	22,345	13,937	8,666
27,099	13,442	6,634	3,565

2,982,893	920,346	725,429	742,365

-	181,502	-	119,749
-	21,017	-	21,409

146,155	-	15,587	-
-	52,543	-	21,409

3,129,048	1,175,408	741,016	904,932

-	(8,045)	-	(78,932)
-	(965)	-	(14,106)
-	-	-	-
-	-	-	-

3,129,048	1,166,398	741,016	811,894

5,457,278	2,736,847	856,048	458,193

8,719,703	201,137	16,126,989	(1,409,279)
(21,382)	399,198	-	-
(270,111)	(320,557)	-	-
-	-	-	(173,645)

8,428,210	279,778	16,126,989	(1,582,924)

(49,014,651)	(1,329,533)	17,177,224	(1,681,656)
98,888	166,707	-	-
(200,078)	(154,145)	-	-
-	-	-	(19,363)

(49,115,841)	(1,316,971)	17,177,224	(1,701,019)

(40,687,631)	(1,037,193)	33,304,213	(3,283,943)

$(35,230,353)	$1,699,654	$34,160,261	$(2,825,750)

$-	$-	$-	$162,645

63

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML China Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$198,261	$163,172
Net realized gain (loss) on investment transactions	2,203,587	(600,301)
Net change in unrealized appreciation (depreciation) on investments	46,300	4,934,753

Net increase (decrease) in net assets resulting from operations	2,448,148	4,497,624

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(317,288)	(47,570)
Service Class	-	-
Service Class I	(40,667)	-

Total distributions from net investment income	(357,955)	(47,570)

From net realized gains:
Initial Class	-	-
Class II	(442,877)	-
Service Class	-	-
Service Class I	(79,041)	-

Total distributions from net realized gains	(521,918)	-

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	760,165	47,570
Service Class	-	-
Service Class I	(82,911)	(234,347)

Increase (decrease) in net assets from fund share transactions	677,254	(186,777)

Total increase (decrease) in net assets	2,245,529	4,263,277
Net assets
Beginning of year	21,993,697	17,730,420

End of year	$24,239,226	$21,993,697

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$161,075

Distributions in excess of net investment income included in net assets at end of year	$(504)	$-

The accompanying notes are an integral part of the financial statements.

64

MML High Yield Fund		MML Inflation-Protected and Income Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$8,957,827	$8,046,639	$5,457,278	$11,392,562
6,013,649	3,510,037	8,428,210	11,487,874
(848,013)	5,689,041	(49,115,841)	5,568,877

14,123,463	17,245,717	(35,230,353)	28,449,313

-	-	(6,144,815)	(11,790,360)
(7,607,553)	(6,984,196)	-	-
-	-	(940,978)	(1,727,136)
(1,300,255)	(804,683)	-	-

(8,907,808)	(7,788,879)	(7,085,793)	(13,517,496)

-	-	(8,544,115)	(3,339,574)
(2,919,330)	(615,874)	-	-
-	-	(1,613,200)	(473,813)
(470,664)	(58,797)	-	-

(3,389,994)	(674,671)	(10,157,315)	(3,813,387)

-	-	5,688,025	(2,315,322)
5,403,490	43,794,246	-	-
-	-	(3,445,716)	17,080,358
5,271,684	8,403,640	-	-

10,675,174	52,197,886	2,242,309	14,765,036

12,500,835	60,980,053	(50,231,152)	25,883,466

138,891,152	77,911,099	430,513,148	404,629,682

$151,391,987	$138,891,152	$380,281,996	$430,513,148

$74,396	$198,061	$723,907	$-

$-	$-	$-	$(42,372)

65

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Short-Duration Bond Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,736,847	$2,938,171
Net realized gain (loss) on investment transactions	279,778	1,493,878
Net change in unrealized appreciation (depreciation) on investments	(1,316,971)	1,270,512

Net increase (decrease) in net assets resulting from operations	1,699,654	5,702,561

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(3,664,440)	(3,282,541)
Service Class	-	-
Service Class I	(369,770)	(308,974)

Total distributions from net investment income	(4,034,210)	(3,591,515)

From net realized gains:
Initial Class	-	-
Class II	(805,227)	(3,935,105)
Service Class	-	-
Service Class I	(100,157)	(370,381)

Total distributions from net realized gains	(905,384)	(4,305,486)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	32,135,570	(36,213,977)
Service Class	-	-
Service Class I	1,201,285	7,980,657

Increase (decrease) in net assets from fund share transactions	33,336,855	(28,233,320)

Total increase (decrease) in net assets	30,096,915	(30,427,760)
Net assets
Beginning of year	186,879,516	217,307,276

End of year	$216,976,431	$186,879,516

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$460,931	$295,212

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

66

MML Small Cap Equity Fund		MML Strategic Emerging Markets Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$856,048	$956,039	$458,193	$228,383
16,126,989	13,397,395	(1,582,924)	(420,418)
17,177,224	1,811,649	(1,701,019)	4,945,261

34,160,261	16,165,083	(2,825,750)	4,753,226

(950,858)	-	-	-
-	-	-	(200,814)
(55,926)	-	-	-
-	-	-	(14,489)

(1,006,784)	-	-	(215,303)

(10,569,277)	(1,233,842)	-	-
-	-	-	-
(728,020)	(60,464)	-	-
-	-	-	-

(11,297,297)	(1,294,306)	-	-

880,320	(25,531,538)	-	-
-	-	47,048,037	25,493,489
1,864,948	908,826	-	-
-	-	869,969	475,021

2,745,268	(24,622,712)	47,918,006	25,968,510

24,601,448	(9,751,935)	45,092,256	30,506,433

87,219,357	96,971,292	55,681,002	25,174,569

$111,820,805	$87,219,357	$100,773,258	$55,681,002

$842,197	$1,033,792	$274,367	$-

$-	$-	$-	$(10,603)

67

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Cash Flows

For the year ended December 31, 2013

MML Inflation- Protected and Income Fund
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(35,230,353)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(301,193,232)
Investments sold	322,403,951
Increases to the principal amount of inflation-indexed bonds	(3,198,393)
(Purchase) Sale of short-term investments, net	40,940,431
Amortization (accretion) of discount and premium, net	2,149,989
(Increase) Decrease in receivable from interest and dividends	535,280
(Increase) Decrease in collateral held for reverse repurchase agreements	(4,466,893)
Increase (Decrease) in payable for interest for reverse repurchase agreements	(36,132)
Increase (Decrease) in payable for Trustees’ fees and expenses	10,126
Increase (Decrease) in payable for investment management fees	(20,809)
Increase (Decrease) in payable for service fees	(6,854)
Increase (Decrease) in variation margin payable on open derivative instruments	18,442
Increase (Decrease) in payable for accrued expenses and other liabilities	5,481
Net change in unrealized (appreciation) depreciation on investments	49,014,651
Net realized (gain) loss from investments	(8,719,703)

Net cash provided by (used in) operating activities	62,205,982

Cash flows from (used in) financing activities:
Proceeds from shares sold	64,613,339
Payment on shares redeemed	(93,432,160)
Proceeds from reverse repurchase agreements	149,023,757
Repayment of reverse repurchase agreements	(182,317,170)

Net cash from (used in) financing activities	(62,112,234)

Net increase (decrease) in cash	93,748
(Due to custodian) at beginning of year	(93,698)

Cash at end of year	$50

Non cash financing activities not included herein consist of reinvestment of all distributions in the amount of:	$17,243,108
Cash paid out for interest on reverse repurchase agreements	$703,527

The accompanying notes are an integral part of the financial statements.

68

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML China Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/13	$11.04	$0.10	$1.15	$1.25	$(0.19)	$(0.26)	$(0.45)	$11.84	11.47%		$20,529	1.76%		1.40%		0.93%
12/31/12	8.82	0.08	2.17	2.25	(0.03)	-	(0.03)	11.04	25.56%		18,415	1.91%		1.40%		0.87%
12/31/11	11.28	0.00 [d]	(2.11)	(2.11)	-	(0.35)	(0.35)	8.82	(18.99%	)	14,667	1.75%		1.40%		0.04%
12/31/10	12.76	0.03	0.52	0.55	(0.10)	(1.93)	(2.03)	11.28	4.71%		158	1.72%		1.40%		0.22%
12/31/09[h]	8.45	0.02	4.29	4.31	(0.00)[d]	-	(0.00)[d]	12.76	51.01%	[b]	151	1.76%	[a]	1.40%	[a]	0.28%	[a]
Service Class I
12/31/13	$11.01	$0.08	$1.14	$1.22	$(0.13)	$(0.26)	$(0.39)	$11.84	11.25%		$3,710	2.01%		1.65%		0.72%
12/31/12	8.79	0.06	2.16	2.22	-	-	-	11.01	25.26%		3,579	1.93%		1.65%		0.67%
12/31/11	11.26	0.04	(2.16)	(2.12)	-	(0.35)	(0.35)	8.79	(19.12%	)	3,064	1.98%		1.65%		0.32%
12/31/10	12.74	(0.00)[d]	0.52	0.52	(0.07)	(1.93)	(2.00)	11.26	4.42%		21,173	1.97%		1.65%		(0.02%	)
12/31/09	7.50	(0.02)	5.26	5.24	(0.00)[d]	-	(0.00)[d]	12.74	70.10%		19,266	2.08%		1.65%		(0.18%	)

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	140%	146%	127%	145%	174%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

69

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/13	$10.93	$0.76	$0.38	$1.14	$(0.74)	$(0.30)	$(1.04)	$11.03	10.84%		$129,251	0.84%		0.69%		6.88%
12/31/12	10.03	0.74	0.89	1.63	(0.67)	(0.06)	(0.73)	10.93	16.76%		122,192	0.86%		0.69%		7.01%
12/31/11	10.18	0.75	(0.15)	0.60	(0.75)	-	(0.75)	10.03	6.07%		70,558	0.84%		0.69%		7.28%
12/31/10[g]	10.00	0.48	0.18	0.66	(0.48)	-	(0.48)	10.18	6.79%	[b]	62,005	0.89%	[a]	0.69%	[a]	7.23%	[a]
Service Class I
12/31/13	$10.91	$0.73	$0.38	$1.11	$(0.71)	$(0.30)	$(1.01)	$11.01	10.59%		$22,141	1.09%		0.94%		6.63%
12/31/12	10.01	0.72	0.89	1.61	(0.65)	(0.06)	(0.71)	10.91	16.53%		16,699	1.11%		0.94%		6.77%
12/31/11	10.17	0.72	(0.15)	0.57	(0.73)	-	(0.73)	10.01	5.77%		7,353	1.09%		0.94%		7.06%
12/31/10[g]	10.00	0.47	0.17	0.64	(0.47)	-	(0.47)	10.17	6.60%	[b]	2,010	1.14%	[a]	0.94%	[a]	7.03%	[a]

	Year ended December 31
	2013	2012	2011	2010
Portfolio turnover rate for all share classes	113%	95%	69%	72%	[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

70

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MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]
Initial Class
12/31/13	$11.86	$0.16	$(1.16)	$(1.00)	$(0.21)	$(0.30)	$(0.51)	$10.35	(8.68%	)
12/31/12	11.56	0.32	0.47	0.79	(0.38)	(0.11)	(0.49)	11.86	6.89%
12/31/11	10.71	0.51	0.90	1.41	(0.56)	-	(0.56)	11.56	13.49%
12/31/10	10.38	0.25	0.42	0.67	(0.34)	-	(0.34)	10.71	6.56%
12/31/09	9.53	0.14	0.91	1.05	(0.20)	-	(0.20)	10.38	11.17%
Service Class
12/31/13	$11.83	$0.13	$(1.16)	$(1.03)	$(0.18)	$(0.30)	$(0.48)	$10.32	(8.95%	)
12/31/12	11.53	0.29	0.47	0.76	(0.35)	(0.11)	(0.46)	11.83	6.65%
12/31/11	10.69	0.45	0.92	1.37	(0.53)	-	(0.53)	11.53	13.15%
12/31/10	10.36	0.22	0.43	0.65	(0.32)	-	(0.32)	10.69	6.32%
12/31/09	9.51	0.23	0.80	1.03	(0.18)	-	(0.18)	10.36	10.87%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	57%	31%	35%	44%	41%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Includes interest expense.
o	Excludes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

72

Ratios / Supplemental Data
Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[o]	Interest expense to average daily net assets[p]	Ratio of expenses to average daily net assets[n]	Net investment income (loss) to average daily net assets[n]

$326,380	0.60%	0.17%	0.77%	1.45%
365,094	0.60%	0.21%	0.81%	2.70%
357,595	0.60%	0.16%	0.76%	4.55%
395,893	0.59%	0.21%	0.80%	2.32%
424,682	0.61%	0.30%	0.91%	1.44%

$53,902	0.85%	0.17%	1.02%	1.20%
65,419	0.85%	0.21%	1.06%	2.44%
47,034	0.85%	0.16%	1.01%	4.04%
31,557	0.84%	0.21%	1.05%	2.06%
21,068	0.86%	0.30%	1.16%	2.29%

73

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/13	$10.10	$0.14	$(0.05)	$0.09	$(0.20)	$(0.05)	$(0.25)	$9.94	0.89%		$195,279	0.55%		0.55%	[k]	1.38%
12/31/12	10.25	0.16	0.14	0.30	(0.20)	(0.25)	(0.45)	10.10	3.00%		166,054	0.58%		0.55%		1.58%
12/31/11	10.13	0.15	0.22	0.37	(0.17)	(0.08)	(0.25)	10.25	3.65%		204,222	0.55%		0.55%		1.49%
12/31/10[g]	10.00	0.12	0.16	0.28	(0.15)	-	(0.15)	10.13	2.84%	[b]	200,161	0.57%	[a]	0.55%	[a]	1.83%	[a]
Service Class I
12/31/13	$10.09	$0.11	$(0.03)	$0.08	$(0.18)	$(0.05)	$(0.23)	$9.94	0.74%		$21,697	0.80%		0.80%	[k]	1.13%
12/31/12	10.24	0.14	0.14	0.28	(0.18)	(0.25)	(0.43)	10.09	2.77%		20,825	0.83%		0.80%		1.35%
12/31/11	10.13	0.13	0.21	0.34	(0.15)	(0.08)	(0.23)	10.24	3.32%		13,085	0.80%		0.80%		1.26%
12/31/10[g]	10.00	0.10	0.17	0.27	(0.14)	-	(0.14)	10.13	2.74%	[b]	6,225	0.82%	[a]	0.80%	[a]	1.48%	[a]

	Year ended December 31
	2013	2012	2011	2010
Portfolio turnover rate for all share classes	114%	322%	317%	214%	[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

74

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$8.82	$0.09	$3.39	$3.48	$(0.11)	$(1.22)	$(1.33)	$10.97	41.02%		$104,147	0.72%	0.86%
12/31/12	7.57	0.09	1.29	1.38	-	(0.13)	(0.13)	8.82	18.39%		82,675	0.82%	1.09%
12/31/11	9.27	0.05	(0.32)	(0.27)	(0.09)	(1.34)	(1.43)	7.57	(2.17%	)	93,881	0.77%	0.59%
12/31/10	7.57	0.06	1.70	1.76	(0.06)	-	(0.06)	9.27	23.38%		130,680	0.76%	0.70%
12/31/09	5.57	0.03	2.00	2.03	(0.03)	-	(0.03)	7.57	36.55%		157,061	0.89%	0.50%
Service Class
12/31/13	$8.76	$0.06	$3.36	$3.42	$(0.09)	$(1.22)	$(1.31)	$10.87	40.67%		$7,674	0.97%	0.63%
12/31/12	7.53	0.08	1.28	1.36	-	(0.13)	(0.13)	8.76	18.09%		4,545	1.07%	0.96%
12/31/11	9.23	0.03	(0.32)	(0.29)	(0.07)	(1.34)	(1.41)	7.53	(2.41%	)	3,090	1.02%	0.37%
12/31/10	7.54	0.04	1.69	1.73	(0.04)	-	(0.04)	9.23	23.08%		2,805	1.01%	0.51%
12/31/09	5.55	0.02	1.99	2.01	(0.02)	-	(0.02)	7.54	36.22%		2,013	1.14%	0.28%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	65%	92%	103%	62%	155%[t]

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
t	The portfolio turnover rate excludes merger activity.

The accompanying notes are an integral part of the financial statements.

75

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/13	$10.91	$0.08	$(0.78)	$(0.70)	$-	$-	$-	$10.21	(6.42%	)	$91,651	1.56%		1.40%		0.82%
12/31/12	9.43	0.06	1.47	1.53	(0.05)	-	(0.05)	10.91	16.20%		46,830	1.63%		1.40%		0.56%
12/31/11	13.31	0.03	(2.96)	(2.93)	(0.07)	(0.88)	(0.95)	9.43	(22.26%	)	17,992	1.70%		1.40%		0.28%
12/31/10	11.80	0.04	1.96	2.00	(0.04)	(0.45)	(0.49)	13.31	16.99%		180	1.65%		1.40%		0.37%
12/31/09[h]	7.70	0.04	4.11	4.15	(0.05)	-	(0.05)	11.80	54.06%	[b]	154	1.77%	[a]	1.40%	[a]	0.61%	[a]
Service Class I
12/31/13	$10.97	$0.08	$(0.82)	$(0.74)	$-	$-	$-	$10.23	(6.75%	)	$9,122	1.81%		1.65%		0.76%
12/31/12	9.48	0.03	1.48	1.51	(0.02)	-	(0.02)	10.97	15.91%		8,851	1.88%		1.65%		0.26%
12/31/11	13.32	0.11	(3.07)	(2.96)	(0.00)[d]	(0.88)	(0.88)	9.48	(22.44%	)	7,183	1.95%		1.65%		0.84%
12/31/10	11.82	0.01	1.95	1.96	(0.01)	(0.45)	(0.46)	13.32	16.75%		27,037	1.90%		1.65%		0.12%
12/31/09	6.61	0.04	5.19	5.23	(0.02)	-	(0.02)	11.82	79.18%		19,987	2.04%		1.65%		0.40%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	145%	62%	75%	45%	70%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

76

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are six series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML China Fund (“China Fund”)

MML High Yield Fund (“High Yield Fund”)

MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MML Small Cap Equity Fund (formerly known as MML Small/Mid Cap Equity Fund) (“Small Cap Equity Fund”)

MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

77

Notes to Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

78

Notes to Financial Statements (Continued)

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Small Cap Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2013. For the Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2013, for the remaining Funds’ investments:

	Level 1	Level 2		Level 3	Total

China Fund
Asset Investments
Common Stock	$1,106,223	$22,976,901	*	$-	$24,083,124
Short-Term Investments	-	221,308		-	221,308

Total Investments	$1,106,223	$23,198,209		$-	$24,304,432

79

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
High Yield Fund
Asset Investments
Bank Loans	$-	$3,996,795	$-		$3,996,795
Corporate Debt	-	138,320,657	0	+	138,320,657
Short-Term Investments	-	7,240,298	-		7,240,298

Total Investments	$-	$149,557,750	$-		$149,557,750

Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$7,279,874	$-		$7,279,874
Municipal Obligations	-	494,568	-		494,568
Non-U.S. Government Agency Obligations	-	124,121,927	1,087,257		125,209,184
U.S. Government Agency Obligations and Instrumentalities	-	1,955,157	-		1,955,157
U.S. Treasury Obligations	-	367,251,699	-		367,251,699
Short-Term Investments	-	185,763,566	-		185,763,566

Total Investments	$-	$686,866,791	$1,087,257		$687,954,048

Asset Derivatives
Futures Contracts	$97,318	$-	$-		$97,318

Liability Derivatives
Swap Agreements	$-	$(200,078)	$-		$(200,078)

Short-Duration Bond Fund
Asset Investments
Corporate Debt	$-	$82,110,811	$-		$82,110,811
Municipal Obligations	-	1,080,979	-		1,080,979
Non-U.S. Government Agency Obligations	-	37,598,793	812,427		38,411,220
U.S. Government Agency Obligations and Instrumentalities	-	6,422,987	-		6,422,987
U.S. Treasury Obligations	-	13,082,689	-		13,082,689
Short-Term Investments	-	80,615,827	-		80,615,827

Total Investments	$-	$220,912,086	$812,427		$221,724,513

Asset Derivatives
Futures Contracts	$178,636	$-	$-		$178,636

Liability Derivatives
Swap Agreements	$-	$(232,006)	$-		$(232,006)

Strategic Emerging Markets Fund
Asset Investments
Common Stock	$25,862,040	$65,983,495 *	$-		$91,845,535
Preferred Stock	-	1,818,710	-		1,818,710
Mutual Funds	1,242,848	-	-		1,242,848
Warrants	77,880	-	-		77,880
Short-Term Investments	-	7,117,249	-		7,117,249

Total Investments	$27,182,768	$74,919,454	$-		$102,102,222

+	Represents security at $0 value as of December 31, 2013.
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

80

Notes to Financial Statements (Continued)

The following table shows Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2013.

Statements of Assets and Liabilities location:	Inflation-Protected and Income Fund	Short-Duration Bond	Small Cap Equity Fund	Strategic Emerging Markets Fund
Receivables from:
Collateral held for reverse repurchase agreements	X

Payables for:
Investments purchased on a when-issued basis		X
Reverse repurchase agreements	X
Securities on loan			X	X

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2013. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/12		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 12/31/13		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/13
High Yield Fund
Corporate Debt	$-		$-	$-	$(75)	$-	$-	$75	††	$-		$-	***	$(75)

Inflation-Protected and Income Fund
Non-U.S. Government Agency Obligations†	$-		$-	$-	$6,395	$1,720,000	$(639,138)	$-		$-		$1,087,257		$6,395
Non-U.S. Government Agency Obligations	2,630,208		-	(29,409)	24,867	-	(1,305,666)	-		(1,320,000	)**	-		-

	$2,630,208		$-	$(29,409)	$31,262	$1,720,000	$(1,944,804)	$-		$(1,320,000)		$1,087,257		$6,395

Short-Duration Bond Fund
Non-U.S. Government Agency Obligations†	$205,245		$-	$-	$22,763	$930,000	$(345,581)	$-		$-		$812,427		$22,763
Non-U.S. Government Agency Obligations	608,260		-	(3,216)	1,974	210,000	(357,018)	-		(460,000	)**	-		-

	$813,505		$-	$(3,216)	$24,737	$1,140,000	$(702,599)	$-		$(460,000)		$812,427		$22,763

Small Cap Equity Fund
Common Stock	$-	****	$-	$-	$-	$-	$- †††	$-		$-		$-		$-
Rights	4		-	-	(4)	-	- †††	-		-		-		-

	$4		$-	$-	$(4)	$-	$-	$-		$-		$-		$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as a result of securities receiving a price directly from a pricing service rather than being fair valued in good faith in accordance with procedures approved by the Board of Trustees.
***	Represents security at $0 value as of December 31, 2013.
****	Represents security at $0 value as of December 31, 2012.

81

Notes to Financial Statements (Continued)

†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Transfers occurred between Level 3 and Level 2 as a result of securities being fair valued in good faith in accordance with procedures approved by the Trustees rather than receiving a price directly from a pricing service.
†††	Represents security at $0 value at the time of sale.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2013, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Inflation-Protected and Income Fund	Short-Duration Bond Fund	Small Cap Equity Fund	Strategic Emerging Markets Fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Interest Rate Swaps**
Hedging/Risk Management	A	A
Duration Management	M	M
Asset/Liability Management	M	M
Substitution for Direct Investment	M	M
Intention to Create Investment Leverage in Portfolio	M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Income		A
Substitution for Direct Investment		A
Intention to Create Investment Leverage in Portfolio		M

Rights and Warrants
Result of a Corporate Action			A	A
*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

82

Notes to Financial Statements (Continued)

At December 31, 2013, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Inflation-Protected and Income Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$97,318	$97,318

Liability Derivatives
Swap Agreements^^	$-	$-	$(200,078)	$(200,078)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$(21,382)	$(21,382)
Swap Agreements	-	-	(270,111)	(270,111)

Total Realized Gain (Loss)	$-	$-	$(291,493)	$(291,493)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$98,888	$98,888
Swap Agreements	-	-	(200,078)	(200,078)

Total Change in Appreciation (Depreciation)	$-	$-	$(101,190)	$(101,190)

Number of Contracts, Notional Amounts or Shares/Units†
Futures	-	-	83	83
Swap Agreements	$-	$-	$94,620,000	$94,620,000

Short-Duration Bond Fund Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$178,636	$178,636

Liability Derivatives
Swap Agreements^^	$-	$-	$(232,006)	$(232,006)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$399,198	$399,198
Swap Agreements	(324,902)	-	4,345	(320,557)

Total Realized Gain (Loss)	$(324,902)	$-	$403,543	$78,641

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$166,707	$166,707
Swap Agreements	77,861	-	(232,006)	(154,145)

Total Change in Appreciation (Depreciation)	$77,861	$-	$(65,299)	$12,562

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	173	173
Swap Agreements	$8,473,636	$-	$54,800,000	$63,273,636

Small Cap Equity Fund
Change in Appreciation (Depreciation)##
Rights	$-	$(4)	$-	$(4)

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	400	-	400

83

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Strategic Emerging Markets Fund
Asset Derivatives
Warrants*	$-	$77,880	$-	$77,880

Realized Gain (Loss)#
Rights	$-	$40	$-	$40

Change in Appreciation (Depreciation)##
Warrants	$-	$39,479	$-	$39,479

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	8	-	8
Warrants	-	81,500	-	81,500

*	Statements of Assets and Liabilities location: Investments, at value.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for swap agreements, or shares/units outstanding for rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2013.

The Small Cap Equity Fund had no realized gain (loss) on rights during the year ended December 31, 2013.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2013, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund

84

Notes to Financial Statements (Continued)

uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2013:

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Inflation-Protected and Income Fund
Futures Contracts — Long
9	U.S. Treasury Note 10 Year	03/20/14	$1,107,422	$366

Futures Contracts — Short
9	U.S. Ultra Bond	03/20/14	$(1,226,250)	$9,897
11	U.S. Long Bond	03/20/14	(1,411,437)	10,063
83	U.S. Treasury Note 2 Year	03/31/14	(18,244,438)	34,783
24	U.S. Treasury Note 5 Year	03/31/14	(2,863,500)	35,529
310	90 Day Eurodollar	09/15/14	(77,217,125)	6,680

				$96,952

Short-Duration Bond Fund
Futures Contracts — Short
72	U.S. Treasury Note 10 Year	03/20/14	$(8,859,375)	$161,730
11	U.S. Treasury Note 5 Year	03/31/14	(1,312,438)	16,056
40	90 Day Eurodollar	09/15/14	(9,963,500)	850

				$178,636

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer

85

Notes to Financial Statements (Continued)

of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/depreciation on a Fund’s Statement of Operations. Only a limited number of transactions are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

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Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open swap agreements at December 31, 2013. A Fund’s current exposure to a counterparty is the fair value of the agreement.

Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Inflation-Protected and Income Fund*
Interest Rate Swaps
Centrally Cleared Swaps
USD	5,550,000	8/05/14	Fixed 0.337%	3-Month USD-LIBOR-BBA	$(1,947)	$-	$(1,947)
USD	5,550,000	8/13/14	Fixed 0.328%	3-Month USD-LIBOR-BBA	(1,575)	-	(1,575)
USD	29,825,000	8/23/18	Fixed 1.756%	3-Month USD-LIBOR-BBA	(161,260)	-	(161,260)
USD	16,575,000	8/23/23	3-Month USD-LIBOR-BBA	Fixed 3.011%	(35,296)	-	(35,296)

					(200,078)	-	(200,078)

Short-Duration Bond Fund**
Interest Rate Swaps
Centrally Cleared Swaps
USD	35,225,000	8/23/18	Fixed 1.758%	3-Month USD-LIBOR-BBA	$(192,460)	$-	$(192,460)
USD	19,575,000	8/23/23	3-Month USD-LIBOR-BBA	Fixed 3.013%	(39,546)	-	(39,546)

					(232,006)	-	(232,006)

USD	U.S. Dollar
*	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $180,913 in securities at December 31, 2013.
**	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $186,753 in securities at December 31, 2013.

Rights and Warrants

A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

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Notes to Financial Statements (Continued)

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2013, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

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Notes to Financial Statements (Continued)

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Funds have adopted the new disclosure requirements on offsetting in the following table. As such, the following table is a summary of the Fund(s) open reverse repurchase agreements which are subject to an MRA on a net basis at December 31, 2013:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral*	Cash Collateral Pledged	Net Amount
Inflation-Protected and Income Fund
Banque Paribas	$(89,365,000)	$87,336,000	$2,029,000	$-
Barclays Bank PLC	(21,078,980)	20,792,980	286,000	-
Daiwa Securities	(6,448,750)	6,378,538	-	(70,212)
Deutsche Bank AG	(39,712,242)	39,712,242	-	-
Goldman Sachs & Co.	(51,688,455)	50,762,455	926,000	-
HSBC Finance Corp.	(100,043,294)	99,397,294	646,000	-
Morgan Stanley	(21,854,827)	21,155,934	698,893	-

	$(330,191,548)	$325,535,443	$4,585,893	$(70,212)

*	Collateral with a value of $329,606,910 has been pledged in connection with open reverse repurchase agreements. Excess collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

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Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open reverse repurchase agreements at December 31, 2013:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 10/03/13, 0.150%, to be repurchased on demand until 1/03/14 at value plus accrued interest.	$11,629,000
Agreement with Banque Paribas, dated 10/09/13, 0.200%, to be repurchased on demand until 1/09/14 at value plus accrued interest.	13,265,000
Agreement with Banque Paribas, dated 10/10/13, 0.240%, to be repurchased on demand until 1/09/14 at value plus accrued interest.	16,326,000
Agreement with Banque Paribas, dated 10/23/13, 0.120%, to be repurchased on demand until 1/23/14 at value plus accrued interest.	5,351,000
Agreement with Banque Paribas, dated 11/05/13, 0.150%, to be repurchased on demand until 1/09/14 at value plus accrued interest.	26,928,000
Agreement with Banque Paribas, dated 11/13/13, 0.170%, to be repurchased on demand until 1/14/14 at value plus accrued interest.	10,366,000
Agreement with Banque Paribas, dated 11/14/13, 0.170%, to be repurchased on demand until 1/14/14 at value plus accrued interest.	5,500,000
Agreement with Barclays Bank PLC, dated 10/09/13, 0.200%, to be repurchased on demand until 1/09/14 at value plus accrued interest.	4,255,750
Agreement with Barclays Bank PLC, dated 11/19/13, 0.170%, to be repurchased on demand until 1/21/14 at value plus accrued interest.	11,370,625
Agreement with Barclays Bank PLC, dated 12/12/13, 0.200%, to be repurchased on demand until 1/09/14 at value plus accrued interest.	5,452,605
Agreement with Daiwa Securities, dated 10/25/13, 0.160%, to be repurchased on demand until 1/22/14 at value plus accrued interest.	6,448,750
Agreement with Deutsche Bank AG, dated 10/10/13, 0.230%, to be repurchased on demand until 1/10/14 at value plus accrued interest.	10,943,532
Agreement with Deutsche Bank AG, dated 10/23/13, 0.150%, to be repurchased on demand until 1/23/14 at value plus accrued interest.	9,548,459
Agreement with Deutsche Bank AG, dated 9/12/13, 0.160%, to be repurchased on demand until 1/10/14 at value plus accrued interest.	16,787,380
Agreement with Deutsche Bank AG, dated 11/19/13, 0.160%, to be repurchased on demand until 2/14/14 at value plus accrued interest.	2,432,871
Agreement with Goldman Sachs & Co., dated 10/25/13, 0.170%, to be repurchased on demand until 1/22/14 at value plus accrued interest.	17,459,039
Agreement with Goldman Sachs & Co., dated 11/13/13, 0.160%, to be repurchased on demand until 2/13/14 at value plus accrued interest.	14,236,460
Agreement with Goldman Sachs & Co., dated 11/20/13, 0.160%, to be repurchased on demand until 2/14/14 at value plus accrued interest.	3,080,430
Agreement with Goldman Sachs & Co., dated 11/21/13, 0.160%, to be repurchased on demand until 2/14/14 at value plus accrued interest.	10,184,679
Agreement with Goldman Sachs & Co., dated 11/27/13, 0.170%, to be repurchased on demand until 2/27/14 at value plus accrued interest.	6,727,847
Agreement with HSBC Finance Corp., dated 9/06/13, 0.150%, to be repurchased on demand until 1/03/14 at value plus accrued interest.	5,937,500
Agreement with HSBC Finance Corp., dated 10/10/13, 0.220%, to be repurchased on demand until 1/08/14 at value plus accrued interest.	18,149,913
Agreement with HSBC Finance Corp., dated 10/24/13, 0.140%, to be repurchased on demand until 1/24/14 at value plus accrued interest.	30,779,257
Agreement with HSBC Finance Corp., dated 11/12/13, 0.150%, to be repurchased on demand until 2/12/14 at value plus accrued interest.	28,429,124
Agreement with HSBC Finance Corp., dated 11/14/13, 0.150%, to be repurchased on demand until 2/12/14 at value plus accrued interest.	5,565,000
Agreement with HSBC Finance Corp., dated 12/03/13, 0.150%, to be repurchased on demand until 1/03/14 at value plus accrued interest.	11,182,500

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Notes to Financial Statements (Continued)

Description	Value
Inflation-Protected and Income Fund (Continued)
Agreement with Morgan Stanley, dated 10/04/13, 0.170%, to be repurchased on demand until 1/03/14 at value plus accrued interest.	$1,190,737
Agreement with Morgan Stanley, dated 10/11/13, 0.250%, to be repurchased on demand until 1/07/14 at value plus accrued interest.	20,664,090

$330,191,548

Average balance outstanding	$328,759,361
Maximum balance outstanding	$363,484,960
Average interest rate	0.20%
Weighted average maturity	62 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

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Notes to Financial Statements (Continued)

Securities Lending

Each Fund may lend its securities to qualified brokers, under the terms of a master netting agreement. Securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities. At December 31, 2013 the Fund(s) collateral was equal to or greater than 100% of the market value of the securities on loan.

The Funds employ an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the year ended December 31, 2013, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
China Fund	$1,639	$822	$817
Small Cap Equity Fund	91,589	18,369	73,220
Strategic Emerging Markets Fund	5,317	1,068	4,249

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of

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Notes to Financial Statements (Continued)

each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

Each of the China Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the China Fund, Small Cap Equity Fund, and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

China Fund	1.05%
High Yield Fund	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
Short-Duration Bond Fund	0.40% on the first $300 million; and
0.35% on any excess over $300 million

93

Notes to Financial Statements (Continued)

Small Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Strategic Emerging Markets Fund	1.05% on the first $500 million; and
1.00% on any excess over $500 million

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

High Yield Fund	0.20%
Inflation-Protected and Income Fund	0.08%
Short-Duration Bond Fund	0.08%

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into an investment subadvisory agreement with Baring International Investment Ltd. (“Baring”), an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., itself an indirect wholly-owned subsidiary of MassMutual Holding LLC, on behalf of the China Fund. This agreement provides that Baring manage the investment and reinvestment of the assets of the China Fund. Baring receives a subadvisory fee from MassMutual, based upon the China Fund’s average daily net assets, at the following annual rate:

China Fund	0.65%

In addition, Baring Asset Management (Asia) Limited (“Baring Asia”) serves as a sub-subadviser for the China Fund. Baring Asia is also an indirect, wholly-owned subsidiary of MassMutual. The appointment of Baring Asia as a sub-subadviser to the Fund does not relieve Baring of any obligation or liability to the Fund that it would otherwise have pursuant to the investment subadvisory agreement between MassMutual and Baring with respect to the Fund, and any and all acts and omissions of Baring Asia in respect of the Fund shall be considered the acts and omissions of Baring. Baring will pay Baring Asia an amount to be determined by Baring and Baring Asia from time to time, such amount not to exceed the amount paid by MassMutual to Baring under the China Fund’s investment subadvisory agreement.

MassMutual has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small Cap Equity Fund and the Strategic Emerging Markets Fund. These agreements provide that OFI manage the investment and reinvestment of the assets of the Funds. OFI receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Small Cap Equity Fund	0.25%
Strategic Emerging Markets Fund	0.70%

Effective October 1, 2013, OFI replaced Baring as investment subadviser for the Strategic Emerging Markets Fund.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

94

Notes to Financial Statements (Continued)

Administration Fees

For the China Fund, High Yield Fund, Short-Duration Bond Fund, and Strategic Emerging Markets Fund under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
China Fund	0.25%	0.25%
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.10%	0.10%
Strategic Emerging Markets Fund	0.25%	0.25%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
China Fund*	1.40%	1.65%
High Yield Fund*	0.69%	0.94%
Short-Duration Bond Fund*	0.55%	0.80%
Strategic Emerging Markets Fund*	1.40%	1.65%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2014.

MassMutual has agreed to waive, through April 30, 2014, 0.10% of the management fee for the High Yield Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

95

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2013, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
China Fund	$-	$30,787,131	$-	$30,993,532
High Yield Fund	-	148,973,976	-	142,884,057
Inflation-Protected and Income Fund	169,608,075	128,232,721	189,844,440	128,134,321
Short-Duration Bond Fund	117,187,008	55,367,331	114,807,924	38,319,117
Small Cap Equity Fund	-	63,562,617	-	73,184,978
Strategic Emerging Markets Fund	-	122,095,077	-	80,865,139

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

China Fund Class II
Sold	-	$-	-	$-
Issued as reinvestment of dividends	65,646	760,165	5,221	47,570
Redeemed	-	-	-	-

Net increase (decrease)	65,646	$760,165	5,221	$47,570

China Fund Service Class I
Sold	68,490	$757,467	54,644	$522,670
Issued as reinvestment of dividends	10,313	119,708	-	-
Redeemed	(90,324)	(960,086)	(78,100)	(757,017)

Net increase (decrease)	(11,521)	$(82,911)	(23,456)	$(234,347)

High Yield Fund Class II
Sold	3,443,840	$37,694,910	4,295,249	$45,410,020
Issued as reinvestment of dividends	970,963	10,526,883	717,313	7,600,070
Redeemed	(3,879,285)	(42,818,303)	(869,437)	(9,215,844)

Net increase (decrease)	535,518	$5,403,490	4,143,125	$43,794,246

High Yield Fund Service Class I
Sold	807,043	$8,884,361	998,017	$10,526,211
Issued as reinvestment of dividends	163,779	1,770,919	81,436	863,480
Redeemed	(490,437)	(5,383,596)	(283,066)	(2,986,051)

Net increase (decrease)	480,385	$5,271,684	796,387	$8,403,640

Inflation-Protected and Income Fund Initial Class
Sold	6,475,706	$69,760,570	4,725,849	$55,309,165
Issued as reinvestment of dividends	1,321,737	14,688,930	1,293,455	15,129,934
Redeemed	(7,043,287)	(78,761,475)	(6,164,593)	(72,754,421)

Net increase (decrease)	754,156	$5,688,025	(145,289)	$(2,315,322)

Inflation-Protected and Income Fund Service Class
Sold	803,468	$8,666,964	1,814,389	$21,341,346
Issued as reinvestment of dividends	229,504	2,554,178	188,528	2,200,949
Redeemed	(1,341,288)	(14,666,858)	(550,130)	(6,461,937)

Net increase (decrease)	(308,316)	$(3,445,716)	1,452,787	$17,080,358

96

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Short-Duration Bond Fund Class II
Sold	6,560,827	$65,940,311	1,507,641	$15,238,403
Issued as reinvestment of dividends	447,464	4,469,667	716,871	7,217,646
Redeemed	(3,808,654)	(38,274,408)	(5,715,587)	(58,670,026)

Net increase (decrease)	3,199,637	$32,135,570	(3,491,075)	$(36,213,977)

Short-Duration Bond Fund Service Class I
Sold	961,121	$9,633,479	1,211,284	$12,293,896
Issued as reinvestment of dividends	47,075	469,927	67,524	679,355
Redeemed	(887,563)	(8,902,121)	(493,240)	(4,992,594)

Net increase (decrease)	120,633	$1,201,285	785,568	$7,980,657

Small Cap Equity Fund Initial Class
Sold	498,780	$5,102,244	933,537	$7,795,267
Issued as reinvestment of dividends	1,162,090	11,520,135	146,105	1,233,842
Redeemed	(1,535,809)	(15,742,059)	(4,118,476)	(34,560,647)

Net increase (decrease)	125,061	$880,320	(3,038,834)	$(25,531,538)

Small Cap Equity Fund Service Class
Sold	194,709	$1,984,366	171,594	$1,432,841
Issued as reinvestment of dividends	79,754	783,946	7,206	60,464
Redeemed	(87,154)	(903,364)	(70,311)	(584,479)

Net increase (decrease)	187,309	$1,864,948	108,489	$908,826

Strategic Emerging Markets Fund Class II
Sold	5,118,051	$51,553,201	4,217,935	$44,756,716
Issued as reinvestment of dividends	-	-	18,577	200,814
Redeemed	(430,284)	(4,505,164)	(1,852,886)	(19,464,041)

Net increase (decrease)	4,687,767	$47,048,037	2,383,626	$25,493,489

Strategic Emerging Markets Fund Service Class I
Sold	253,767	$2,571,145	231,239	$2,325,312
Issued as reinvestment of dividends	-	-	1,334	14,485
Redeemed	(169,163)	(1,701,176)	(183,457)	(1,864,776)

Net increase (decrease)	84,604	$869,969	49,116	$475,021

6.	Federal Income Tax Information

At December 31, 2013, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
China Fund	$21,240,191	$3,354,346	$(290,105)	$3,064,241
High Yield Fund	145,141,257	5,467,066	(1,050,573)	4,416,493
Inflation-Protected and Income Fund	694,096,291	12,247,805	(18,390,048)	(6,142,243)
Short-Duration Bond Fund	222,501,491	3,316,501	(4,093,479)	(776,978)
Small Cap Equity Fund	88,444,525	31,863,363	(811,269)	31,052,094
Strategic Emerging Markets Fund	100,330,620	4,988,402	(3,216,800)	1,771,602

97

Notes to Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses. Certain positions of capital loss carryovers of the Small Cap Equity Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code Sections 382/383.

At December 31, 2013, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2015	Expiring 2016
Small Cap Equity Fund	$187,015	$5,154,680

At December 31, 2013, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
Strategic Emerging Markets Fund	$1,007,113	$1,257,346

Net capital loss carryforwards for the Funds shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
China Fund	$385,876	$493,997	$-
High Yield Fund	10,637,041	1,660,761	-
Inflation-Protected and Income Fund	7,085,793	10,157,315	-
Short-Duration Bond Fund	4,740,036	199,558	-
Small Cap Equity Fund	1,909,420	10,394,661	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
China Fund	$47,570	$-	$-
High Yield Fund	8,370,167	93,383	-
Inflation-Protected and Income Fund	13,374,582	3,956,301	-
Short-Duration Bond Fund	7,699,514	197,487	-
Small Cap Equity Fund	-	1,294,306	-
Strategic Emerging Markets Fund	208,516	-	-

98

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2013:

Amount
China Fund	$39,205
Strategic Emerging Markets Fund	127,151

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2013, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
China Fund	$234,205	$172,461	$(2,177)	$3,064,235
High Yield Fund	3,222,564	3,194,748	(7,941)	4,416,493
Inflation-Protected and Income Fund	807,706	8,258,954	(52,354)	(6,343,771)
Short-Duration Bond Fund	538,413	27,507	(16,349)	(1,009,445)
Small Cap Equity Fund	6,014,325	3,818,404	(23,841)	31,052,094
Strategic Emerging Markets Fund	291,042	(2,264,459)	(3,568)	1,723,633

During the year ended December 31, 2013, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
China Fund	$3	$1,882	$(1,885)
High Yield Fund	(36,556)	210,240	(173,684)
Inflation-Protected and Income Fund	76	(2,394,870)	2,394,794
Short-Duration Bond Fund	19	(1,463,101)	1,463,082
Small Cap Equity Fund	12	40,847	(40,859)
Strategic Emerging Markets Fund	4	173,219	(173,223)

The Funds did not have any unrecognized tax benefits at December 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2013, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are

99

Notes to Financial Statements (Continued)

indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Small Cap Equity Fund, plus interest and the Official Committee’s court costs, is approximately $93,500.

The Fund cannot predict the outcome of this proceeding. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

9.	New Accounting Pronouncements

On June 7, 2013, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies (Topic 946): “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

10.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to December 31, 2013, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

100

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML China Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund (formerly known as MML Small/Mid Cap Equity Fund), and MML Strategic Emerging Markets Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2013, and the related statements of operations for the year then ended, the statement of cash flows for the MML Inflation-Protected and Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2013, the results of their operations for the year then ended, the cash flows of the MML Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2014

101

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2013; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, CT 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 71	Chairman Trustee	Since 2012 Since 2012	Retired.	92	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 65	Trustee	Since 2012	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	92	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 55	Trustee Chairman	Since 2005 (2006-2012)	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	92	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 59	Trustee	Since 2005	Retired.	92	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

102

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 67	Trustee	Since 2012	Retired.	92	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 71	Trustee	Since 2012	Retired; Consultant (1999-2009).	131***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 62	Trustee	Since 2005	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	92	Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 61	Trustee	Since 2012	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	94^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

103

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 68	Trustee	Since 2012	Retired.	94^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 58	Trustee Vice Chairperson	Since 2011 (2011- 2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2006), MassMutual International LLC.	92	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 51	President	Since 2007	Vice President (since 2007), MassMutual; President (since 2007), MML Series Investment Fund (open-end investment company).	37

Michael C. Eldredge Age: 49	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	92

Andrew M. Goldberg Age: 47	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	92

104

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 48	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	92

Philip S. Wellman Age: 49	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	92

Eric H. Wietsma Age: 47	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	92

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

105

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2013, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Small Cap Equity Fund	54.69%

For the year ended December 31, 2013, the following Fund(s) earned the following foreign sources of income:

Foreign Sources of Income
China Fund	$533,326
Strategic Emerging Markets Fund	1,298,050

106

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers/subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2013, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), approved a new subadvisory agreement (“New Subadvisory Agreement”) with OppenheimerFunds, Inc. (“OFI”) for the Strategic Emerging Markets Fund (the “Fund”). In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreement, the Independent Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) OFI and its respective personnel with responsibilities for providing services to the Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that OFI will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of OFI; and (v) the fees payable to OFI by MassMutual for the Fund and the effect of such fees on the profitability to MassMutual.

Prior to the votes being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MassMutual’s projected levels of profitability due to the New Subadvisory Agreement were not excessive and the subadvisory fee amounts under the New Subadvisory Agreement are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of OFI appear well suited to the Fund, given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement.

Submission of Matters to a Vote of Security Holders

Pursuant to a written consent, dated September 30, 2013, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund, together, as the owner of a majority of the issued and outstanding shares of the MML Strategic Emerging Markets Fund, approved a new Investment Subadvisory Agreement with OppenheimerFunds, Inc., as described in the Information Statement dated September 10, 2013.

107

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2013

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2013:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2013.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
China Fund
Class II	$1,000	1.40%	$1,231.80	$7.96	$1,018.30	$7.20
Service Class I	1,000	1.65%	1,231.00	9.38	1,017.10	8.48
High Yield Fund
Class II	1,000	0.69%	1,069.10	3.64	1,022.00	3.55
Service Class I	1,000	0.94%	1,067.20	4.95	1,020.70	4.84
Inflation-Protected and Income Fund
Initial Class	1,000	0.60%	986.30	3.04	1,022.40	3.09
Service Class	1,000	0.85%	984.60	4.30	1,021.10	4.38
Short-Duration Bond Fund
Class II	1,000	0.55%	1,007.70	2.81	1,022.70	2.83
Service Class I	1,000	0.80%	1,006.80	4.09	1,021.40	4.12
Small Cap Equity Fund
Initial Class	1,000	0.71%	1,178.70	3.94	1,021.90	3.66
Service Class	1,000	0.96%	1,177.20	5.33	1,020.60	4.94

108

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Emerging Markets Fund
Class II	$1,000	1.40%	$1,087.30	$7.45	$1,018.30	$7.20
Service Class I	1,000	1.65%	1,084.80	8.76	1,017.10	8.48

* Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2013, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

109

Distributor MML Distributors, LLC 1295 State Street Springfield, MA 01111-0001

© 2014 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540_II    114 CRN201503-180259

Item 2. Code of Ethics.

As of December 31, 2013, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2013, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2013 and 2012 were $294,615 and $311,192, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2013 and 2012. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2013 and 2012.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2013 and 2012 were $51,194 and $52,536, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2013 and 2012.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2013 and 2012. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2013 and 2012.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2013 and 2012 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2013 and 2012 were $814,179 and $4,819,389, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MML Series Investment Fund II

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date 2/24/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer
Date 2/24/14
By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 2/24/14